SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
     Post-Effective Amendment No.  39

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
     Amendment No.  39

                                 The Flex-funds
               (Exact Name of Registrant as Specified in Charter)

             P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017
                (Address of Principal Executive Offices-Zip Code)

Registrant's Telephone Number, including Area Code:  (614)766-7000

                           Commission File No. 2-85378
                          Commission File No. 811-3462

           Donald F. Meeder, Secretary - R. Meeder & Associates, Inc.
             P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017
                     (Name and Address of Agent for Service)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
     It is proposed that this filing will become effective (check appropriate box).
       -----
       /XXX /  immediately upon filing pursuant to paragraph (b) of Rule 485
       -----
       /    /  on               pursuant to paragraph (b) of Rule 485.
       -----
       /    /  60 days after filing pursuant to paragraph (a)(1).
       -----
       /    /  on (date) pursuant to paragraph (a)(1).
       -----
       /    /  75 days after filing pursuant to paragraph (a)(2).
       -----
       /    /  on (date) pursuant to paragraph (a)(2) of Rule 485.
       -----

If appropriate, check the following box:
       -----
       /    /  This post-effective amendment designates a new effective date for
       -----   a previously filed post-effective amendment.

Indefinite number of shares registered under Rule 24f-2 by filing of a Pre-Effective Amendment No. 1, effective July 28, 1983. The 24(f)-2 Notice for the fiscal year ended December 31, 1997, was filed with the Commission on March 13, 1998.

The Growth Stock, Mutual Fund, Bond and Money Market Portfolios have also executed this Registration Statement.

                                 THE FLEX-FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A
                FOR THE HIGHLANDS GROWTH FUND, THE MUIRFIELD FUND,
            THE U.S. GOVERNMENT BOND FUND, AND THE MONEY MARKET FUND
            --------------------------------------------------------


Part A.

Item No.      Prospectus Caption
--------      ------------------

1             Cover Page

2             Highlights
              Synopsis of Financial Information

3             Financial Highlights

4             The Trust and its Management
              Investment Objectives and Policies
              Additional Investment Policies

5             The Trust and its Management
5A            Performance Comparisons

6(a)          Other Information - Shares of Beneficial Interest
6(b)          Not applicable
6(c)          Other Information - Shares of Beneficial Interest
6(d)          Not applicable
6(e)          Highlights
6(f)(g)       Income Dividends, Capital Gains, Distributions and Taxes
6(h)          Cover Page
              Other Information - Investment Structure

7(a)          Not applicable
7(b)          How Net Asset Value is Determined
7(c)          Exchange Privilege
              Flex-funds Retirement Plans
              Other Shareholder Services
7(d)          How to Buy Shares
7(e)(f)       Distribution Plans

8(a)          How to Make Withdrawals (Redemptions)
8(b)          Not applicable
8(c)          Shareholder Accounts
8(d)          How to Make Withdrawals (Redemptions)

9             Not applicable

[R. MEEDER &                        THE FLEX-FUNDS
ASSOCIATES,              6000 Memorial Dr.    Dublin, OH 43017
INC.'S LOGO]                  800-325-FLEX   614-760-2159

     THE FLEX-FUNDS ARE A FAMILY OF MUTUAL FUNDS ORGANIZED AS A BUSINESS TRUST (THE "TRUST") CONSISTING OF FIVE SEPARATE PORTFOLIOS (EACH A "FUND" AND COLLECTIVELY THE "FUNDS"), EACH OF WHICH HAS SEPARATE INVESTMENT OBJECTIVES AND POLICIES.

     THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF EACH FUND BY INVESTING ALL OF THE INVESTABLE ASSETS OF A FUND IN A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THAT FUND (EACH A "PORTFOLIO" AND COLLECTIVELY THE "PORTFOLIOS"). ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE CONCEPT, SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "OTHER INFORMATION - SHARES OF BENEFICIAL INTEREST AND INVESTMENT STRUCTURE."

     THE MONEY MARKET FUND WILL SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1 PER SHARE, ALTHOUGH THERE IS NO ASSURANCE IT WILL BE ABLE TO DO SO. INVESTMENTS IN THE MONEY MARKET FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT.

     There are no commissions, fees or charges for the purchase or redemption of shares, although the Trust has adopted Rule 12b-1 distribution plans to aid in the distribution of shares. (See "Distribution Plans".)

                             ADDITIONAL INFORMATION

     This Prospectus sets forth basic information about the Trust and the five Funds that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Trust at the address given above or by calling: 1-800-325-FLEX, or (614) 760-2159.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
                                         Page
Highlights                                 3
Synopsis of Financial Information          4
Financial Highlights                       7
Performance Comparisons                   12
Growth Stock Portfolio - Performance
     of Mr. Gurner and Subadviser         16
Investment Objectives and Policies        17
     The Highlands Growth Fund            18
     The Muirfield Fund                   20
     The Total Return Utilities Fund      21
     The U.S. Government Bond Fund        22
     The Money Market Fund                24
Additional Investment Policies of The
     Growth Stock, Mutual Fund, Bond,
     Money Market Portfolios              25
Additional Investment Policies of The
     Utilities Stock Portfolio            29
The Trust and Its Management              34
Growth Stock Portfolio Transaction
     Policies                             42
Distribution Plans                        43
Income Dividends, Capital Gains,
     Distributions and Taxes              44
How Net Asset Value is Determined         47
Performance Information                   47
Other Information                         49
How to Buy Shares                         52
How to Make Withdrawals (Redemptions)     54
Exchange Privilege                        57
Flex-funds Retirement Plans               58
Other Shareholder Services                58
Shareholder Accounts                      59

                             THE FIVE FLEX-FUNDS AND

                           THEIR INVESTMENT OBJECTIVES

THE HIGHLANDS GROWTH FUND

     THE HIGHLANDS GROWTH FUND'S objective is growth of capital by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the S&P 500.

THE MUIRFIELD FUND

     THE MUIRFIELD FUND'S objective is growth of capital through investment in the shares of other mutual funds.

THE TOTAL RETURN UTILITIES FUND

     THE TOTAL RETURN UTILITIES FUND'S objective is to seek a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies.

THE U.S. GOVERNMENT BOND FUND

     THE U.S. GOVERNMENT BOND FUND'S objective is to maximize current income through investment in securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.

THE MONEY MARKET FUND

     THE MONEY MARKET FUND'S objective is current income and stable asset values through investment in a portfolio of money market instruments.

                INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.

                            PROSPECTUS APRIL 30, 1998

                                   HIGHLIGHTS

INVESTMENT OBJECTIVES: The Flex-funds (the "Trust") is a mutual fund family with five portfolios (the "Funds") each with separate investment objectives and policies. See "Investment Objectives and Policies."

LIQUIDITY: The Trust is an open-end investment company in that each Fund continuously offers and redeems shares of beneficial interest at the next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

DIVERSIFICATION: Each of the Trust's five Funds is diversified. In The Money Market Fund no more than 5% of the Portfolio's assets may be invested in securities issued by a single issuer. The Highlands Growth, Total Return Utilities, U.S. Government Bond and Muirfield Funds are diversified because 75% of the assets of each Fund's Portfolio is restricted by the following rules: (1) No more than 5% may be invested in the securities of a single company (except U.S. government securities and securities of other investment companies, if otherwise permissible) and (2) a Portfolio may not purchase more than 10% of any company's outstanding voting securities.

NO SALES OR REDEMPTION CHARGES: There are no commissions, fees or charges for the purchase or redemption of shares. See "Synopsis of Financial Information," "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan --401(k), Individual Retirement Account (IRA), Roth IRA, Education IRA, Simple IRA, Simplified Employee Pension (SEP), and a number of other special shareholder services. See "Flex-funds Retirement Plans."

MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account, for which the minimum is $500. Subsequent investments must be at least $100. The Trust has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. The shareholder will be given 30 days' written notice and an opportunity to restore his account to $1,000 ($500 for an IRA). See "How to Buy Shares," "Other Shareholder Services" and "Shareholder Accounts."

INVESTMENT ADVISER, MANAGER, SUBADVISERS AND SUB-SUBADVISERS: R. Meeder & Associates, Inc. is the Portfolios' Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an Investment Adviser to individuals, retirement plans, corporations and foundations since 1974.

     Miller/Howard Investments, Inc. is the subadviser to the Utilities Stock Portfolio. Miller/Howard Investments, Inc. has been an investment adviser to broker-dealers, investment advisers, employee benefit plans, endowment funds, foundations and other institutions and individuals since 1984.

     Sector Capital Management, L.L.C. ("Sector Capital") is the subadviser to the Growth Stock Portfolio. Sector Capital has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January, 1995.

     Sub-subadvisers (the "Sector Advisers") selected by Sector Capital, subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Growth Stock Potrolio assigned to them by Sector Capital. See "The Trust and Its Management."

DISTRIBUTION PLAN: The Funds have adopted distribution plans in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under these plans, in The Highlands Growth, Muirfield, U.S. Government Bond and Money Market Funds as much as 2/10 of 1% of each Fund's average net assets may be paid annually to aid in the distribution of shares. In The Total Return Utilities Fund, as much as 25/100 of 1% of its average net assets may be paid annually to aid in the distribution of shares. See "Distribution Plans."

HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order for The Highlands Growth, Muirfield, Total Return Utilities and U.S. Government Bond Funds) are accepted immediately and priced at the next determined net asset value per share after receipt of the order by Mutual Funds Service Co., the Transfer Agent for the Funds, or the Funds' authorized service agent or sub-agent. Investments in The Money Market Fund are priced at the net asset value next determined after an order is received, provided Star Bank, N.A., (the "Bank"), the Custodian for the Fund, receives federal funds that same day. See "How to Buy Shares."

SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Trust by writing or telephoning the Trust at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry only if the shareholder identifies the account by account number or by the social security number listed on the account.

                        SYNOPSIS OF FINANCIAL INFORMATION

                                                                       FUND

                                                                  TOTAL        U.S.
                                        HIGHLANDS                RETURN     GOVERNMENT   MONEY
                                         GROWTH     MUIRFIELD   UTILITIES      BOND      MARKET

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sales Load Imposed
         on Purchases                     none        none        none         none       none
     Maximum Sales Load Imposed
         on Reinvested Dividends          none        none        none         none       none
     Deferred Sales Load                  none        none        none         none       none
     Redemption Fees                      none        none        none         none       none
     Exchange Fee                         none        none        none         none       none




ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)

     Management Fees --
         (Net of Fees Waived)*           1.00%       0.79%        1.00%        0.26%      0.15%
     Distribution Plan
         (12b-1 Fees)**                  0.20%       0.19%        0.25%        0.17%      0.08%
     Other Expenses (After Expense
         Reimbursements)*                0.67%       0.31%        0.55%        0.57%      0.17%
                                         -----       -----        -----        -----      -----

TOTAL FUND OPERATING
     EXPENSES (NET OF FEES
     WAIVED AND EXPENSE
     REIMBURSEMENTS)*                    1.87%       1.29%        1.80%        1.00%      0.40%

EXAMPLE

     An investor would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

              FUND                    1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------       ------    -------    -------    --------
The Highlands Growth Fund              $19        $59        $101       $219
The Muirfield Fund                     $13        $41        $ 71       $156
The Total Return Utilities Fund        $18        $57        $ 97       $212
     Net of Fees Waived and
     Expenses Reimbursed*
The U.S. Government Bond Fund
     Net of Fees Waived*               $10        $32        $ 55       $122
The Money Market Fund
     Net of Fees Waived
     and Expenses Reimbursed*          $ 4        $13        $ 22       $ 51

     *Expenses used in these illustrations summarize expenses actually incurred for each Fund and its proportionate share of its expenses from its corresponding Portfolio for the year ended December 31, 1997.

     During the year ended December 31, 1997, the Investment Adviser waived management fees in The U.S. Government Bond and Money Market Funds and reimbursed expenses in The Money Market and Total Return Utilities Funds in order to reduce the operating expenses of these Funds. Expenses shown as "Net of Fees Waived and Expense Reimbursements" are based on actual fees paid by those Funds. Had management fees not been waived and expenses not been reimbursed, Management Fees and Other Expenses, as a percentage of average net assets, would have been, respectively, as follows: The Total Return Utilities Fund 1.00% and 1.26%, The U.S. Government Bond Fund 0.40% and 0.57%; and The Money Market Fund 0.28% and 0.23%. Total Fund Operating Expenses, as a percentage of average net assets, would have been as follows: The Total Return Utilities Fund 2.51%; The U.S. Government Bond Fund 1.14%; and The Money Market Fund 0.59%.

     The Investment Adviser presently intends to waive a portion of its management fees in each respective Portfolio to the extent necessary to keep the expenses of The U.S. Government Bond Fund at or below 1% of average net assets in 1998; and to waive a portion of its management fee in the Money Market

Portfolio or reimburse Money Market Fund expenses to the extent necessary to achieve an effective yield for The Money Market Fund that will rank within the top 10% of yields for all general purpose money market funds in 1998. The Investment Adviser may change these policies at any time without notice to shareholders. This would, in some circumstances, have an adverse effect on the net income of these Funds, and the yields earned by shareholders. For planning purposes, prospective investors and shareholders should assume that management fees will not be waived and that expense reimbursements will not be made.

     **Distribution Plan Expense: The Trust is party to agreements whereby consultant companies or individuals (including two Trustees of the Portfolios), are paid for explaining the Funds, their investment objectives and policies, and the Trust's retirement plans, to clients. Other distribution plan expense includes: the expense of printing and mailing prospectuses, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Trust shares. (See "Distribution Plans.")

     The tables on the preceding page are meant to assist an investor in understanding the various costs and expenses that an investor in any of the Funds will bear directly or indirectly. The Trust does not impose a sales charge, exchange fee or redemption fee with the following exceptions. The custodian of IRA and 403(b) accounts charges a $5.00 annual maintenance fee and the transfer agent charges IRA and 403(b) accounts a $7.00 fee if the account is totally liquidated. For more complete descriptions of the various costs and expenses of the Trust see "The Trust and Its Management," and "Distribution Plans."

     Principally because there is no duplication of fees or expenses between the Trust and the Portfolios, the Trustees of the Trust believe that the aggregate per share expenses of each Fund and corresponding Portfolio will, at a minimum, be approximately equal to and may be less than the expenses that would be incurred by the Fund if the Investment Adviser was not waiving fees and if the Fund continued to retain the services of an investment adviser and to invest directly in portfolio securities. There can, of course, be no assurance that any such expense savings will be realized. For additional information concerning expenses incurred by the Trust and the Portfolios, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" in the Statement of Additional Information.

     THE TABLE AND HYPOTHETICAL EXAMPLE ON THE PRECEDING PAGE ARE FOR ILLUSTRATIVE PURPOSES ONLY. THE INVESTMENT RATE OF RETURN AND EXPENSES SHOULD NOT BE CONSIDERED AS REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AS ACTUAL RATES OF RETURN AND EXPENSES MAY BE MORE OR LESS THAN THE RATE AND AMOUNTS SHOWN.

                              FINANCIAL HIGHLIGHTS

     The financial highlights for each of the Trust's current Funds are listed below. This information has been audited in conjunction with the annual audits of the financial statements of The Flex-funds and their corresponding Portfolios by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods ended December 31, 1988 through December 31, 1997.

                                                                  THE HIGHLANDS GROWTH FUND

                                             1997    1996     1995     1994     1993     1992    1991     1990     1989     1988
                                             ----    ----     ----     ----     ----     ----    -----    ----     ----     ----
Net Asset Value, Beginning of period        $16.41  $15.34   $13.08   $13.45   $12.70   $12.05   $10.21  $10.33   $ 9.67   $11.27
INCOME FROM INVESTMENT OPERATIONS

     Net Investment income                   0.06     0.31     0.50    0.27     0.09     0.18     0.34    0.57     0.29     0.59
     Net Gains or (Losses) on Securities
     (BOTH REALIZED AND UNREALIZED)          4.73     1.07     2.68   (0.37)    0.82     0.58     1.84   (0.12)    0.69    (1.22)
----------------------------------------------------------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS             4.79     1.38     3.18   (0.10)    0.91     0.76     2.18    0.45     0.98    (0.63)
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

     Dividends (from net investment income) (0.06)   (0.31)   (0.50)  (0.27)   (0.16)   (0.11)  (0.34)   (0.57)   (0.32    (0.78)
     DISTRIBUTIONS (FROM CAPITAL GAINS)     (2.59)     -      (0.42)    -        -        -       -        -        -      (0.19)
----------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                         (2.65)   (0.31)   (0.92)  (0.27)   (0.16)   (0.11)   (0.34)  (0.57)   (0.32)   (0.97)
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD             $18.55   $16.41   $15.34   $13.08   $13.45   $12.70   $12.05  $10.21   $10.33   $ 9.67
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                29.28%    9.08%   24.61%  (0.69%)   7.21%    6.35%   21.46%   4.31%   10.17%   (5.79%)
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period ($000)         33,752   24,204   24,631   22,176   26,171  25,534   32,654   24,664   29,712   4,478
   Ratio of Expenses to Average Net Assets    1.87%   1.65%    1.64%    1.63%    1.54%   1.51%   1.42%    1.46%    1.55%     1.50%
   Ratio of Net Income to Average Net Assets  0.30%   1.92%    3.38%    1.95%    0.69%   1.31%   2.98%    4.90%    2.63%     2.06%
   Portfolio Turnover Rate(1)               129.79%  81.66%  337.57%  102.76%   99.54%   39%     265%     436%     50%       313%

(1) Represents turnover rate of corresponding portfolio.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1998.

                                                                    THE MUIRFIELD FUND

                                             1997    1996     1995     1994     1993     1992    1991     1990     1989     1988*
                                             ----    ----     ----     ----     ----     ----    -----    ----     ----     -----
Net Asset Value, Beginning of period        $5.47    $5.73   $5.34    $5.36    $6.25    $6.43    $5.22   $5.84    $5.31    $5.00
INCOME FROM INVESTMENT OPERATIONS

     Net investment income (loss)            0.11     0.10    0.06     0.14    (0.01)    0.06     0.07    0.22     0.10     0.08
     Net Gains or (Losses) on Securities

     (BOTH REALIZED AND UNREALIZED)          0.91     0.25    1.31     0.00     0.45     0.34     1.41   (0.10)    0.62     0.23
----------------------------------------------------------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS             1.02     0.35    1.37     0.14     0.44     0.40     1.48    0.12     0.72     0.31
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

     Dividends (from net investment income) (0.11)  (0.10)   (0.06)   (0.14)   (0.02)   (0.06)   (0.27)  (0.10)   (0.08)      -
     DISTRIBUTIONS (FROM CAPITAL GAINS)     (0.91)  (0.51)   (0.92)   (0.02)   (1.31)   (0.52)     -     (0.64)   (0.11)      -
----------------------------------------------------------------------------------------------------------------------------------


TOTAL DISTRIBUTIONS                         (1.02)  (0.61)   (0.98)   (0.16)   (1.33)   (0.58)   (0.27)  (0.74)   (0.19)      -
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD              $5.47   $5.47    $5.73    $5.34    $5.36    $6.25    $6.43   $5.22    $5.84    $5.31
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                18.59%   5.99%   25.82%    2.70%    8.11%    6.91%   29.83%   2.33%   13.95%    6.20%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period ($000)         130,783  121,335  111,751  83,119   73,063  55,280   43,276   29,482   26,031   24,589
  Ratio of Expenses to Average Net Assets    1.29%   1.19%    1.26%    1.22%    1.26%   1.40%    1.50%    1.52%    1.53%   1.42%+
  Ratio of Net Income (Loss) to Average
      Net Assets                             1.69%   1.54%    0.97%    2.55%   (0.13%)  1.05%    1.25%    4.46%    1.65%   5.02%+
  Portfolio Turnover Rate(1)               395.42%  297.41%  186.13%  168.17%  279.56%  324%     107%     649%     202%     63%

*For the period August 10, 1988 to December 31, 1988
(1)  Represents turnover rate of corresponding portfolio.
+Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1998.

                         THE TOTAL RETURN UTILITIES FUND

                                             1997     1996     1995*
                                             ----     ----     -----
NET ASSET VALUE, BEGINNING OF PERIOD        $14.98   $14.14   $12.50
--------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
--------------------------------------------------------------------
NET INVESTMENT INCOME                         0.25    0.37     0.21
--------------------------------------------------------------------
Net Gains or Losses on Securities
(BOTH REALIZED AND UNREALIZED                 3.99    1.48     1.64
--------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              4.24    1.85     1.85
--------------------------------------------------------------------
LESS DIVIDENDS AND DIVIDENDS
--------------------------------------------------------------------
FROM NET INVESTMENT INCOME                   (0.25)  (0.37)   (0.21)
--------------------------------------------------------------------
FROM NET CAPITAL GAINS                       (1.25)  (0.64)   --
--------------------------------------------------------------------
TOTAL DISTRIBUTIONS                          (1.50)  (1.01)   (0.21)
--------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD              $17.72  $14.98   $14.14
--------------------------------------------------------------------
TOTAL RETURN                                 28.68%  13.33%   15.00%
--------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------
NET ASSETS, END OF PERIOD ($000)            8,405    5,074    2,881
--------------------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS     1.80%    1.25%    1.25%+
--------------------------------------------------------------------
RATIO OF NET INCOME TO AVERAGE NET ASSETS   1.57%    2.55%    3.18%+
--------------------------------------------------------------------
Ratio of Expenses to Average Net Assets,
     BEFORE WAIVER OF FEES(1)(2)            2.51%    2.95%    4.35%+
--------------------------------------------------------------------
Ratio of Net Income to Average Net Assets,
     BEFORE WAIVER OF FEES(1)(2)            0.86%   0.85%    0.08%+
--------------------------------------------------------------------
PORTFOLIO TURNOVER RATE(3)                 41.22%   50.79%     5.06%
--------------------------------------------------------------------

*For the period June 21, 1995 to December 31, 1995.

(1) See "Synopsis of Financial Information" for explanation of waiver of advisory fees.

(2) Includes directed brokerage payments in corresponding portfolio.

(3)  Turnover rate of corresponding portfolio.

+   Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1998.

                                                                  THE U.S. GOVERNMENT BOND FUND

                                             1997    1996     1995     1994     1993     1992    1991     1990     1989     1988
                                             ----    ----     ----     ----     ----     ----    -----    ----     ----     ----
Net Asset Value, Beginning of period        $20.64  $21.58  $19.25   $20.18   $19.46   $19.84   $18.37   $18.24   $18.25   $19.22
INCOME FROM INVESTMENT OPERATIONS

     Net Investment income                   0.99     0.96    1.11     0.72     0.86     0.99     1.23     1.33     1.54    1.49
     Net Gains or (Losses) on Securities
     (BOTH REALIZED AND UNREALIZED)          0.55    (0.94)   2.33    (0.93)    0.71    (0.38)    1.47     0.13    (0.01)  (0.97)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS             1.54     0.02    3.44    (0.21)    1.57     0.61     2.70     1.46     1.53    0.52
---------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

     FROM NET INVESTMENT INCOME             (0.99)   (0.96)  (1.11)   (0.72)   (0.85)   (0.99)   (1.23)   (1.33)   (1.54)  (1.49)
---------------------------------------------------------------------------------------------------------------------------------

TOTAL DISTRIBUTIONS                         (0.99)   (0.96)  (1.11)   (0.72)   (0.85)   (0.99)   (1.23)   (1.33)   (1.54)  (1.49)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD             $21.19   $20.64  $21.58   $19.25   $20.18   $19.46   $19.84   $18.37   $18.24   $18.25
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                7.70%    0.15%  18.32%   (0.99%)   8.21%    3.26%   15.30%    8.35%    8.75%    2.74%
---------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period ($000)        16,973   17,783  16,048   12,983   13,137  11,100    9,316    5,493    4,547    6,337
   Ratio of Expenses to Average Net Assets   1.00%   1.00%   1.00%    1.00%    0.99%   1.00%    0.94%    0.99%    0.81%    0.83%
   Ratio of Net Income to Average Net Assets 4.85%   4.61%   5.41%    3.71%    4.25%   5.13%    6.59%    7.33%    8.54%    7.85%
   Ratio of Expenses to Average Net Assets,
     before waiver of fees(1)                1.14%   1.06%   1.14%    1.14%    1.09%   1.21%    1.23%    1.36%    1.15%    0.89%
Ratio of Net Income to Average Net Assets,
     before waiver of fees(1)                4.71%   4.55%   5.27%    3.57%    4.15%   4.92%    6.30%    6.96%    8.20%    7.79%
     Portfolio Turnover Rate(2)            375.64%  778.59%  232.34%  707.57%  235.74%  101%    214%     500%     0.00%    188%

(1) See "Synopsis of Financial Information" for explanation of adviser's waiver of fees.

(2) Represents turnover rate of corresponding portfolio.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information dated April 30, 1998.

                                                                  THE MONEY MARKET  FUND

                                             1997    1996     1995     1994     1993     1992    1991     1990     1989     1988
                                             ----    ----     ----     ----     ----     ----    -----    ----     ----     ----
Net Asset Value, Beginning of period        $1.00   $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00
INCOME FROM INVESTMENT OPERATIONS

     NET INVESTMENT INCOME                  0.053    0.05     0.06     0.04     0.03     0.04     0.06    0.08     0.09     0.07
----------------------------------------------------------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS            0.053    0.05     0.06     0.04     0.03     0.04     0.06    0.08     0.09     0.07
----------------------------------------------------------------------------------------------------------------------------------

Less Dividends and Distributions

     FROM NET INVESTMENT INCOME            (0.053)  (0.05)   (0.06)   (0.04)   (0.03)   (0.04)   (0.06)  (0.08)   (0.09)   (0)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        (0.053)  (0.05)   (0.06)   (0.04)   (0.03)   (0.04)   (0.06)  (0.08)   (0.09)   (0.07)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                5.38%    5.27%    5.85%    4.10%    2.98%    3.70%    6.12%   8.21%    9.32%    7.59%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period ($000)       169,335  119,947  141,087  164,838  200,030  245,259  316,951  247,481  264,078  17,183
   Ratio of Expenses to Average Net Assets  0.40%   0.40%    0.40%     0.37%    0.37%   0.35%    0.38%   0.38%     0.39%   0.35%
   Ratio of Expenses to Average Net Assets  5.26%   5.15%    5.70%     4.02%    2.94%   3.68%    5.96%   7.92%     8.94%   7.50%
        before waiver of fees(1)            0.59%   0.58%    0.64%     0.57%    0.57%   0.56%    0.56%   0.55%     0.59%   0.60%
   Ratio of Net Income to Average Net Assets,
     before waiver of fees(1)               5.07%   4.97%    5.46%     3.82%    2.74%   3.47%    5.78%   7.75%     8.74%   7.25%

(1) See "Synopsis of Financial Information" for explanation of adviser's waiver of fees.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1998.

[Line Graph] The following information was
             presented as a line graph.

                             PERFORMANCE COMPARISONS

THE MUIRFIELD FUND VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX
AND MORNINGSTAR'S AVERAGE ASSET ALLOCATION FUND
The Growth of $10,000 (8/10/88 to 12/31/97)
                                                              THE MUIRFIELD FUND
                                                                AVERAGE ANNUAL
                The       The S&P 500      Morningstar's         TOTAL RETURN
             Muirfield  Composite Stock    Average Asset
                FUND      PRICE INDEX*    ALLOCATION FUND           1 YEAR
                ----      ------------    ---------------           18.59%
             $10,000        $10,000          $10,000
     1988    $10,620        $10,382          $10,270                5 YEARS
     1989    $12,102        $13,671          $12,022                11.92%
     1990    $12,383        $13,244          $12,176
     1991    $16,077        $17,281          $14,969            SINCE INCEPTION
     1992    $17,188        $18,598          $16,216               (8/10/88)
     1993    $18,581        $20,469          $18,104                12.48%
     1994    $19,083        $20,739          $17,787
     1995    $24,010        $28,523          $22,086
     1996    $25,449        $35,068          $24,803
     1997    $30,180        $45,940          $28,922

The graph depicting the growth of $10,000 and the average annual total returns for The Muirfield Fund are representative of past performance and are not intended to indicate future performance.

*The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year.

The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

1997 IN REVIEW.

The total return of The Muirfield Fund was 18.59 percent during 1997. This compares with the return of the average Asset Allocation Fund, as reported by Morningstar, Inc., of 16.72 percent during 1997. The S&P 500 Composite Stock Price Index provided a return of 33.35 percent during 1997.

Due to increased volatility caused in part by the Federal Reserve Board's decision in March to raise interest rates, The Muirfield Fund adopted several partially defensive positions during the first quarter of 1997 before gaining full exposure to the stock market during the second quarter. Throughout much of the first half of 1997, the Fund achieved its stock market exposure through investment in large-capitalization, growth-oriented mutual funds and via exposure to the S&P 500 Index, which outperformed many small-capitalization, high-technology stocks during this period. The Fund underwent a fairly substantial change during the latter part of the second quarter and into the third quarter, as it shifted its focus from an emphasis on mutual funds that invest in large-capitalization stocks to a 50-50 split between large-cap and mid- to small-cap mutual funds. As market conditions worsened during October, the Manager's discipline dictated that it reduce the Fund's equity exposure to 55 percent. Following the October correction, the Fund maintained its partially defensive position through mid-November, after which it gradually increased its equity exposure to approximately 90%. Then, by mid-December, the Manager believed that the market had deteriorated significantly enough to warrant a return to a partially defensive position, where the Fund remained at year's end.

[Line Graph] The following information was
             presented as a line graph.

THE U.S. GOVERNMENT BOND FUND VS. THE LEHMAN BROS.
INTERMEDIATE GOVERNMENT BOND INDEX AND
MORNINGSTAR'S AVERAGE GENERAL GOVERNMENT BOND FUND
The Growth of $10,000 (1/1/88 to 12/31/97)                   THE U.S. GOVERNMENT
                                                              BOND FUND AVERAGE
                                                             ANNUAL TOTAL RETURN
                        The               Morningstar's
         The U.S.     Lehman Bros.        Average General
         Government   Intermediate        Government                 1 YEAR
         BOND FUND    GOVT. BOND INDEX*   BOND FUND                   7.70%
         ---------    -----------------   -------------
         $10,000      $10,000             $10,000                    5 YEARS
1988     $10,274      $10,640             $10,654                     6.46%
1989     $11,173      $11,989             $11,914
1990     $12,105      $13,135             $12,912                    10 YEARS
1991     $13,958      $14,989             $14,722                     7.02%
1992     $14,413      $16,027             $15,627
1993     $15,597      $17,358             $16,868
1994     $15,442      $17,054             $16,279
1995     $18,271      $19,515             $18,700
1996     $18,299      $20,338             $19,169
1997     $19,709      $21,659             $20,662

The graph depicting the growth of $10,000 and the average annual total returns for The U.S. Government Bond Fund are representative of past performance and are not intended to indicate future performance.

*The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year.

The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

1997 IN REVIEW.

The U.S. Government Bond Fund provided a total return of 7.70% during 1997. For the same period, the average General Government Bond Fund, as reported by Morningstar, Inc., provided a total return of 7.84 percent. The Lehman Brothers Intermediate Government Bond Index provided a total return of 7.73% during 1997.

Fully exposed to 10-year Treasury Notes as 1997 began, The U.S. Government Bond Fund began to reduce its exposure to the bond market in advance of the quarter-point increase in the Federal Funds rate by the Federal Reserve Board on March 25. The Fund remained fully defensive through mid-May, when it again began gaining exposure to intermediate-term treasuries. The Fund was fully exposed to the bond market from early June through the end of the year with the exception of a brief partially-defensive position in early August.

A flight to quality brought on by the Far East's equity crisis spurred the bond market late in the year, thanks to both foreign and domestic investors seeking a fallback position from the tumult of stocks. The currency difficulties throughout Asia that drove the massive Asian stock declines and prompted a correction in the U.S. stock market seemed to forestall the Federal Reserve Board's desire to raise interest rates for the near-term, and even prompted speculation that an interest rate cut was in the works for early 1998. As 1997 drew to a close, the Fund's performance was aided by a continued positive interest rate environment nurtured by low inflation, low unemployment, and a strong dollar.

[Line Graph] The following information was
             presented as a line graph.

THE TOTAL RETURN UTILITIES FUND VS. THE DOW                     THE TOTAL RETURN
JONES UTILITY AVERAGE AND MORNINGSTAR'S                          UTILITIES FUND
AVERAGE SPECIALTY UTILITIES FUND                                 AVERAGE ANNUAL
The Growth of $10,000 (6/21/95 to 12/31/97)                       TOTAL RETURN

           The Total        The Dow         Morningstar's
           Return           Jones Utility   Average Specialty         1 YEAR
           UTILITIES FUND   AVERAGE         UTILITIES FUND            28.68%
           --------------   -------         --------------
           $10,000          $10,000         $10,000
06/30/95   $ 9,880          $10,000         $10,000              SINCE INCEPTION
09/30/95   $10,427          $10,000         $10,000                  (6/21/95)
12/31/95   $11,500          $11,483         $11,425                   22.68%
03/31/96   $11,415          $10,990         $11,402
06/30/96   $12,103          $11,551         $11,848
09/30/96   $12,085          $11,525         $11,636
12/31/96   $13,032          $12,528         $12,585
03/31/97   $12,729          $11,924         $12,470
06/30/97   $13,749          $12,525         $13,531
09/30/97   $14,898          $13,316         $14,268
12/31/97   $16,770          $15,425         $15,745

The graph depicting the growth of $10,000 and the average annual total returns for The Total Return Utilities Fund are representative of past performance and are not intended to indicate future performance.

*The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year.

The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

1997 IN REVIEW.

The total return of the Total Return Utilities Fund was 28.68% during 1997. The average Specialty Utilities Fund, as reported by Morningstar, Inc., provided a total return of 25.20 percent during 1997. For that same period, the Dow Jones Utility Average provided a total return of 23.00%.

The background environment for utilities, exemplified by the Federal Reserve Board's decision in March to raise interest rates, was unfriendly during the first quarter of 1997, though the Total Return Utilities Fund managed to hold its own with little damage. The environment improved during the second and third quarters, and the Fund was aided by several mergers, including LGE/ KU Energy and Bell Atlantic/NyNex. Telecommunications stocks, which accounted for approximately 30 to 40 percent of the Fund's Portfolio during 1997, benefited from the trend toward deregulation in the industry. Natural gas holdings, which accounted for approximately 20 to 23 percent of the Fund's Portfolio, also performed well. Finally, long-term bond rates continued to decline during 1997, resulting in an interest rate environment supportive of utilities, which finished the year favorably as institutional managers rushed to the sector to lock in gains for the year.

[Line Graph] The following information was
             presented as a line graph.

THE HIGHLANDS GROWTH FUND VS. THE S&P 500
COMPOSITE STOCK PRICE INDEX AND
MORNINGSTAR'S AVERAGE GROWTH MUTUAL FUND                         THE HIGHLANDS
The Growth of $10,000 (1/1/88 to 12/31/97)                        GROWTH FUND
                                                                 AVERAGE ANNUAL
             The           The S&P 500    Morningstar's           TOTAL RETURN
             Highlands   Composite Stock Average Growth
             GROWTH FUND   PRICE INDEX*   MUTUAL FUND                1 YEAR
             -----------   ------------   -----------                29.28%
              $10,000        $10,000         $10,000
     1988     $ 9,421        $11,661         $11,489                 5 YEARS
     1989     $10,380        $15,355         $14,651                 13.35%
     1990     $10,828        $14,876         $13,934
     1991     $13,151        $19,410         $19,151                10 YEARS
     1992     $13,987        $20,889         $20,835                 10.10%
     1993     $14,995        $22,991         $18,345
     1994     $14,891        $23,294         $18,026
     1995     $18,557        $32,037         $23,601
     1996     $20,242        $39,388         $28,144
     1997     $26,169        $51,599         $35,056

The graph depicting the growth of $10,000 and the average annual total returns for The Highlands Growth Fund are representative of past performance and are not intended to indicate future performance.

*The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year.

The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

1997 IN REVIEW.

The total return of The Highlands Growth Fund was 29.28 percent during 1997. This compares with the return of the average Growth Mutual Fund, as reported by Morningstar, Inc., of 24.49 percent during 1997. The S&P 500 Composite Stock Price Index provided a return of 33.35 percent during 1997.

The Highlands Growth Fund's performance during the first nine months of 1997 was aided by a period of relatively consistent growth in the stock market, particularly among the largest capitalization stocks. The performance of the Fund during October, however, was adversely affected by the financial woes that plagued Southeast Asian markets and prompted nervousness on Wall Street sufficient to spark the largest daily point decline in stock market history. Asian problems not only caused some direct markdowns from surprised investors, but also prompted a flight to quality that benefited the bond market and interest sensitive stocks like utilities. The twenty or so largest capitalization stocks, which had accounted for so much of the market's gain during the first half of the year, also benefited from the demand created by investors seeking a haven from the volatility of the broader market. During late November and into December, the Fund's performance improved as the stock market rebounded from its October low.

                             GROWTH STOCK PORTFOLIO

                    PERFORMANCE OF MR. GURNER AND SUBADVISER

     William L. Gurner, the President, Administrator and Portfolio Manager of Sector Capital Management, L.L.C. ("Sector Capital"), served as Manager (Trust Investments) for an employee benefit plan of a large corporation from September, 1987 through December, 1994. The following table sets forth Mr. Gurner's performance from March 1, 1991 through December 31, 1994 (from September, 1987 until March 1, 1991, the employee benefit plan did not have investment objectives, policies, strategies and risks similar to those of the Growth Stock Portfolio and the Highlands Growth Fund) relating to the historical performance of the employee benefit plan managed by Mr. Gurner and Sector Capital's composite performance relating to the historical performance of private accounts managed by the Subadviser from January 1, 1995 through December 31, 1996, that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Highlands Growth Fund. Mr. Gurner and Sector Capital engaged substantially the same Sector Advisers currently engaged by the Growth Stock Portfolio to manage on a discretionary basis the assets of the employee benefit plan and such private accounts. The data is provided to illustrate the past performance of Mr. Gurner and Sector Capital in managing substantially similar accounts as measured against specified market indices and does not represent the performance of the Growth Stock Portfolio or the Highlands Growth Fund. Investors should not consider this performance data as an indication of future performance of the Growth Stock Portfolio or the Highlands Growth Fund. Mr. Gurner and Sector Capital's composite performance data shown below were calculated in accordance with recommended standards of the Association for Investment Management and Research ("AIMR"*), retroactively applied to all time periods. All returns presented were calculated on a total return basis and include all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of investment advisory fees, brokerage commissions and execution costs paid by the employee benefit plan and the private accounts without provision for federal or state income taxes. Custodial fees, if any, were not included in the calculation. Sector Capital's composite includes all actual, fee paying, discretionary, private accounts managed by Sector Capital that have investment objectives, policies, strategies and risks substantially similar to those of the Growth Stock Portfolio and the Highlands Growth Fund. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The yearly returns of Sector Capital's composite combine the individual accounts' returns by asset-weighting each individual account's asset value as of the beginning of each quarter. The yearly returns are computed by geometrically linking the returns of each quarter within the calendar year.

     The employee benefit plan managed by Mr. Gurner and the private accounts that are included in Sector Capital's composite are not subject to the same types of expenses to which the Growth Stock Portfolio or the Highlands Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Growth Stock Portfolio and the Highlands Growth Fund by the Investment Company Act or Subchapter M of the Internal Revenue Code. Consequently, the performance results for employee benefit plan managed by Mr. Gurner and Sector Capital's composite could have been adversely affected if the employee benefit plan and the private accounts included in the composite had been regulated as investment companies under the federal securities laws.

     The investment results of Mr. Gurner and Sector Capital's composite presented below are unaudited and not intended to predict or suggest the returns that might be experienced by the Growth Stock Portfolio or an individual investor investing in the Highlands GrowthFund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

 -----------------------
*AIMR is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These AIMR performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                   PERFORMANCE

                           SECTOR CAPITAL
YEAR       MR. GURNER      MANAGEMENT, L.L.C.      S&P 500(1)
----       ----------      ------------------      ----------

1991(2)      18.79%              N.A.                16.66%
1992          8.26%              N.A.                 7.69%
1993         14.78%              N.A.                10.00%
1994          0.97%              N.A.                 1.30%
1995         N.A.                45.79%              37.53%
1996         N.A.                26.27%              23.08%

(1) The S&P 500 Index is an unmanaged index containing common stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market. The Index reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

(2) Commencement of investment operations with regard to Mr. Gurner is March 1, 1991.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Trust offers five separate Funds. Each Fund and each Portfolio has its own separate investment objectives and policies, as set forth below. Except as otherwise expressly provided herein, these investment objectives and policies, which are identical for a Fund and its corresponding Portfolio, are not fundamental and may be changed by their respective Trustees without approval of a Fund's shareholders, or approval of a Portfolio's investors. No such change would be made in a Fund, or Portfolio, without 30 days written notice to shareholders.

     The Trust seeks to achieve each Fund's investment objective by investing all of its investable assets in a corresponding Portfolio. As a result, The Highlands Growth Fund invests in the Growth Stock Portfolio, The Muirfield Fund invests in the Mutual Fund Portfolio, The Total Return Utilities Fund invests in the Utilities Stock Portfolio, The U.S. Government Bond Fund invests in the Bond Portfolio and The Money Market Fund invests in the Money Market Portfolio. For more information concerning the investment structure of each Fund investing its assets in a corresponding Portfolio, see "Other Information--Investment Structure."

     Since the investment characteristics of each Fund will correspond directly to those of the corresponding Portfolio, the following is a discussion of the various investments of and techniques employed by each Portfolio. Additional information about the investment policies of each Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of any Portfolio will be achieved.

     Each Portfolio, except the Money Market Portfolio, may invest in financial futures contracts or related options as a hedge against changes, resulting from market conditions, in the values of securities held or which these Portfolios intend to purchase. These financial futures contracts for related options are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. See "Additional Investment Policies - Hedging Strategies."

THE GROWTH STOCK PORTFOLIO
(THE HIGHLANDS GROWTH FUND)

     The Portfolio seeks capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S & P 500"). Current income will not be a primary objective. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in domestic common stocks and at least 65% of the Portfolio's total assets will be invested in growth stocks.

     Common stocks are selected for the Portfolio from all domestic publicly traded common stocks; however, at least 70% of the assets of the Portfolio invested in common stocks will be invested in common stocks which are included in the S & P 500.

     The Portfolio consists of investment portfolios representing each of the industry sectors (identified by the Subadviser) comprising the S & P 500. The assets of the Portfolio will be allocated to each of these industry sectors in approximately the same proportion as these industry sectors are represented in the S & P 500 on a market capitalization-weighted basis. The Subadviser continuously reviews the representation of the industry sectors in the S & P 500 and continuously categorizes domestic publicly traded common stocks into a specific industry sector.

     The total market value of the common stocks in each industry sector of the S & P 500 is compared by the Subadviser to the total market value of all common stocks in the S & P 500 to determine each industry sector's weighting in the S & P 500. If the weighting of any industry sector in the Portfolio varies from the weighting on a market-capitalization basis of that industry sector in the S & P 500 at the end of any month, the amount of assets in the Portfolio allocated to that industry sector will be reallocated by the Subadviser. The Subadviser may make a reallocation more frequently than monthly if it chooses to do so in its sole discretion. Reallocations may result in additional transaction costs to the extent that sales of securities as part of such reallocations result in higher portfolio turnover.

     Except as otherwise provided below, the assets of the Portfolio representing each of these industry sectors are managed on a discretionary basis by one or more separate investment advisers (the "Sector Advisers") selected by the Subadviser, subject to the review and approval of the Board of Trustees of the Portfolio.

     Assets of the Portfolio representing each of the industry sectors are managed by one or more Sector Advisers, except in the event a proposed Sub-subadvisory Agreement is terminated leaving no Sector Adviser to manage the assets of the Portfolio representing an industry sector, the Subadviser will, upon termination and until a new Sector Adviser were selected, manage and "index" the assets of the Portfolio representing the applicable industry sector by selling any stocks representing the industry sector that are not included in the S&P 500 and investing the assets comprising the industry sector in S&P 500 stocks identified by the Subadviser as belonging to that industry sector in the same proportion as those stocks are represented in the S&P 500 on a market capitalization-weighted basis.

     Each Sector Adviser is limited to the list of companies identified by the Subadviser which represents the Sector Adviser's specific industry sector. Each Sector Adviser then selects those common stocks which, in its opinion, best represent the industry sector the Sector Adviser has been assigned. In selecting securities for the Portfolio, the Sector Advisers evaluate factors believed to be favorable to long term growth of capital including specific financial characteristics of the issuer such as historical earnings growth, sales growth, profitability and return on equity. The Sector Advisers also analyze the issuer's position within its industry sector as well as the quality and experience of the issuer's management.

     Up to 20% of the Portfolio's assets may be invested in temporary investments such as money market instruments, obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities, and repurchase agreements. See "Additional Investment Policies - Money Market Instruments and Bonds." The Portfolio may purchase stock index futures contracts and related options. See "Additional Investment Policies - Hedging Strategies." Up to 5% of the total assets of the Portfolio may be invested in American Depositary Receipts.

     See the Fund's Statement of Additional Information for other details.

THE MUTUAL FUND PORTFOLIO
(THE MUIRFIELD FUND)

     The investment objective of the Mutual Fund Portfolio is growth of capital. The Portfolio will seek to attain its investment objective through investment in the shares of open-end investment companies--commonly called mutual funds. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance.

     Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments. The Portfolio will not invest in other Funds of the Flex-funds family of Funds or the Flex-Partners family of funds, the corresponding portfolios of which are also managed by the Investment Adviser.

The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Portfolio.

     The Portfolio may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Portfolio's assets at times when the Investment Adviser's selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Investment Adviser's opinion, the Portfolio should have exposure to certain stock indices and the Portfolio can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Portfolio itself, it may do so.

     An investor in the Portfolio should recognize that he may invest directly in mutual funds and that by investing in mutual funds indirectly through the Portfolio, he will bear not only his proportionate share of the expenses of the Portfolio (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.

     The Portfolio is an asset allocation fund. The Manager's tactical asset allocation discipline, called "defensive investing," has addressed the asset allocation decision by making shifts in the mix of stocks, bonds and cash in a portfolio.

     See the Fund's Statement of Additional Information for other details.

THE UTILITIES STOCK PORTFOLIO
(THE TOTAL RETURN UTILITIES FUND)

     The investment objective of the Utilities Stock Portfolio is to seek a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, the Portfolio will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective. There can be no assurance that such objective will be achieved.

     The Portfolio seeks to achieve its objective by investing, under normal conditions, at least 65% of its total assets in a diversified portfolio of common stocks, preferred stocks, warrants and rights, and securities convertible into common or preferred stock of public utility companies. Public utility companies include domestic or foreign companies that provide electricity, natural gas, water, telecommunications or sanitary services to the public. The Portfolio will not invest more than 5% of its total assets in equity securities of issuers whose debt securities are rated below investment grade, that is, rated below one of the four highest rating categories by Standard & Poor's Corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's") or deemed to be of equivalent quality in the judgment of the Subadviser. Debt securities rated below investment grade are rated below Baa or BBB.

     The remaining 35% of the Portfolio's assets may be invested in debt securities issued by public utility companies, and/or equity and debt securities of issuers outside of the public utility industry which in the opinion of the Subadviser stand to benefit from developments in the public utilities industry. The Portfolio will not invest more than 40% of its total assets in the telephone industry. The Portfolio may invest up to 25% of its total assets in securities of foreign issuers. The Portfolio will not invest more than 10% of its net assets in securities that are deemed to be illiquid. See "Investment Policies and Limitations" in the Statement of Additional Information of the Total Return Utilities Fund.

     Investments are selected on the basis of fundamental analysis to identify those securities that, in the judgment of the Subadviser, provide a high level of current income and growth of income, and secondarily, capital appreciation, but only when consistent with its primary investment objective.

     Fundamental analysis involves assessing a company and its business environment, management, balance sheet, income statement, anticipated earnings and dividends and other related measures of value. The Subadviser monitors and evaluates the economic and political climate of the area in which each company is located. The relative weightings among common stocks, debt securities and preferred stocks will vary from time to time based upon the Subadviser's judgment of the extent to which investments in each category will contribute to meeting the Portfolio's investment objective.

     The Subadviser emphasizes quality in selecting investments for the Portfolio, and in addition to looking for high credit ratings, the Subadviser ordinarily looks for several of the following characteristics: above average earnings growth; above average growth of book value; an above average balance sheet; high earnings to debt service coverage; low ratio of dividends to earnings; high return on equity; low debt to equity ratio; an above average rating with respect to government regulation; growing rate base; lack of major construction programs and strong management.

     The Portfolio may invest up to 35% of its total assets in debt securities of issuers in the public utility industries. Debt securities in which the Portfolio invests are limited to those rated A or better by S&P or Moody's or deemed to be of equivalent quality in the judgment of the Subadviser.

     A change in prevailing interest rates is likely to affect the Portfolio's net asset value because prices of debt securities and equity securities of utility companies tend to increase when interest rates decline and decrease when interest rates rise.

     During periods when the Subadviser deems it necessary for temporary defensive purposes, the Portfolio may invest without limit in high quality money market instruments. These instruments consist of commercial paper, certificates of deposit, banker's acceptances and other bank obligations, obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, high grade corporate obligations and repurchase agreements.

     Except as otherwise expressly provided herein, all investment objectives and policies stated throughout this prospectus are not fundamental and may be changed without approval of the Fund's shareholders. No such change would be made in the Fund without 30 days prior written notice to shareholders. The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Portfolio, under normal circumstances, will invest 25% or more of its total assets in securities of public utility companies. The Portfolio may not, with respect to 75% of its total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or
(b) the Fund would hold more than 10% of the voting securities of such issuer. The foregoing investment policies regarding concentration and diversification are fundamental and may not be changed without shareholder approval. See "Investment Policies and Limitations" in the Statement of Additional Information of The Total Return Utilities Fund.

THE BOND PORTFOLIO (THE U.S. GOVERNMENT BOND FUND)

     The investment objective of the Bond Portfolio is to maximize, consistent with its permitted universe of investments, current income through investment in securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities. Under normal circumstances, at least 65% of the value of the Bond Portfolio's total assets will be invested in U.S. government debt securities.

     The U.S. government securities in which the Bond Portfolio invests are either issued or guaranteed by the U.S. government, its agencies, or instrumentalities. These securities are limited to: (1) direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds; (2) notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the: Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation; Federal National Mortgage Association; Government National Mortgage Association; and Student Loan Marketing Association; and (3) repurchase agreements relating to any of the foregoing U.S. government securities.

     Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. government, such as Government National Mortgage Association participation certificates, are backed by the full faith and credit of the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to other agencies or instrumentalities, since it is not obligated to do so. These agencies and instrumentalities are supported by: (1) the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; (2) discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or (3) the credit of the agency or instrumentality.

     The prices of U.S. government securities fluctuate inversely to the direction of interest rates.

     Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities to the Bond Portfolio and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Bond Portfolio, it could receive less than the repurchase price on any sale of such securities.

     The Bond Portfolio will invest in U.S. government securities of varying maturities. Normally the average portfolio maturity will be approximately ten years as long as the Investment Adviser believes interest rates are stable or declining. The Bond Portfolio's assets will be invested in money market instruments when the Investment Adviser believes an unstable or rising interest rate trend is occurring. If the Investment Adviser believes that long-term interest rates offer an abnormally high current return versus inflation, the Bond Portfolio may be invested in U.S. government securities with maturities as long as 30 years.

     The Manager believes the appropriate way to defend assets against shifts in interest rates is to be invested in long-term U.S. government securities only when the trend of interest rates is stable or declining. To determine the U.S. government securities market environment, the Manager monitors the following technical indicators: (1) Momentum - the trend of U.S. government securities prices versus various moving averages; (2) Real Rates - the 10-year treasury bond yield as compared to the inflation rate; and (3) Yield Spread - the 10-year treasury bond yield as compared to the T-bill yield.

     Information concerning the selection of money market instruments is set forth in the Trust's Statement of Additional Information.

THE MONEY MARKET PORTFOLIO
(THE MONEY MARKET FUND)

     The investment objective of the Money Market Portfolio is current income and stable asset values through investment in money market instruments. The Portfolio will seek to maintain a constant net asset value of $1 per share, although there is no assurance it will be able to do so. The Portfolio will seek to achieve its objective by investing in a portfolio of high-quality money market instruments which mature in 397 days or less. Further, the Portfolio will seek to minimize changes in the value of its assets due to market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The Portfolio will value its securities by the amortized cost method, and will normally include any accrued discount or premium in its daily dividend and thereby keep constant the value of its assets and its net asset value per share. This method does not take into account unrealized capital gains or losses.

     Further, the Portfolio may change its average portfolio maturity or level of quality to protect its and the Fund's net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes the Portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. Government or Agency obligations.

     The Portfolio will invest exclusively in money market instruments which are deemed eligible securities pursuant to rules under the Investment Company Act applying to money market funds. At least 95% of the Portfolio's assets will be invested in securities defined by the rules as "first-tier" securities. First-tier securities must have two quality ratings which are in the highest rating category, or one if rated by only one organization.

     Second-tier securities must have ratings in the highest two rating categories and will be limited to a maximum of five percent of assets with each position limited to $1,000,000 or 1% of assets. The Portfolio also intends to comply with all other quality and credit quality monitoring criteria applying to money market funds. The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations and repurchase agreements. Information concerning specific quality criteria is set forth in the Fund's Statement of Additional Information.

                         ADDITIONAL INVESTMENT POLICIES
                       THE GROWTH STOCK, MUTUAL FUND, BOND
                           AND MONEY MARKET PORTFOLIOS

     The following is a discussion of the additional investment policies of the Growth Stock, Mutual Fund, Bond and Money Market Portfolios. Discussion concerning these additional investment policies of the Utilities Stock Portfolio are set forth elsewhere in this prospectus. (See "Additional Investment Policies
- The Utilities Stock Portfolio".)

MONEY MARKET INSTRUMENTS AND BONDS -- THE GROWTH STOCK, MUTUAL FUND AND MONEY MARKET PORTFOLIOS

     When investing in money market instruments or bonds, Growth Stock, Mutual Fund and Money Market Portfolios, will limit their purchases, denominated in U.S. dollars, to the following securities:

     o U.S. Government Securities and Securities of its Agencies and Instrumentalities.

     o    Bank Obligations and Instruments Secured Thereby.

     o High Quality Commercial Paper--The Growth Fund and Mutual Fund Portfolios may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's. The Money Market Portfolio is subject to specific and more stringent quality criteria and diversification requirements. (See The Money Market Portfolio above.)

     o Private Placement Commercial Paper--unregistered securities which are traded in public markets to qualified institutional investors, such as these three Portfolios. The Trustees have determined that each of these three Portfolios may invest up to 35% of its assets, at cost on the date of purchase, in private placement commercial paper.

     o High Grade Corporate Obligations--obligations rated at least A by Standard & Poor's or Moody's.

     o Repurchase Agreements Pertaining to the Above--A Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. No portfolio will invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days or in other illiquid or not readily marketable securities.

MONEY MARKET INSTRUMENTS - THE BOND PORTFOLIO

     When investing in money market instruments, The Bond Portfolio will limit its purchases, denominated in U.S. dollars, to securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities. Unlike the other Portfolios, the Bond

Portfolio (whether invested defensively or otherwise) may not invest in bank obligations and instruments secured thereby, high quality commercial paper, private placement commercial paper or corporate obligations.

HEDGING STRATEGIES

     Each Portfolio except the Money Market Portfolio may engage in hedging transactions in carrying out their investment policies. A hedging program may be implemented for the following reasons: (1) To protect the value of specific securities owned or intended to be purchased while the Investment Adviser is implementing a change in a specific Portfolio's investment position; (2) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (3) To utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts, related options, and forward currency contracts used by a Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significanatly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     Portfolios will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in their portfolios, or which they intend to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of a Portfolio.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-funds. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     A Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolios expect that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guaranty that a Portfolio will be able to realize this objective and, as noted below under "Risk Factors," there are some risks in utilizing a hedging strategy.

RISK FACTORS

     The Growth Stock, Mutual Fund and Bond Portfolios will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. When the Growth Stock Portfolio is invested in smaller capitalization issues, it could be subject to wider price fluctuations than the stock market as measured by popular market indices. The value of the Bond Portfolio could fluctuate as interest rate levels change, i.e. it can go down if interest rates increase and conversely its value can increase if interest rates decline. The Mutual Fund Portfolio may have more than five percent of its assets invested in one fund. If the underlying fund performs poorly, this could negatively impact the value of the Mutual Fund Portfolio. Thus, there is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Portfolios do, however, seek to minimize the risk of loss through diversification and, at times, the use of hedging techniques and defensive investment strategies. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

     Put and call option contracts involve some risk. For example, the total premium paid for an option contract could be lost if the Portfolio does not sell the contract or exercise the contract prior to its expiration date.

     Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Investment Adviser will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful.

     Although the Mutual Fund Portfolio will invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Mutual Fund Portfolio invests in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Mutual Fund Portfolio will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

     The Investment Adviser exercises due care in the selection of a Portfolio's money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost value, face amount, or maturity value, to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Fund's shares.

     Any of the Portfolios may invest in repurchase agreements with banks and securities brokers and, except for The Bond Portfolio, in private placement commercial paper.

     All repurchase agreements entered into by a Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller of a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements usually are for short periods, such as one week or less, but could be longer.

     Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolios. A Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     The use of multiple Sector Advisers or the replacement of a Sector Adviser may increase the Growth Stock Portfolio's portfolio turnover rate, realizations or gains or losses, and brokerage commissions. High portfolio turnover may involve correspondingly greater brokerage commissions and transaction costs, which will be borne by the Growth Stock Portfolio and may result in increased short-term capital gains which, when distributed to shareholders, are treated as ordinary income. See "Income Dividends, Capital Gains, Distributions and Taxes."

PORTFOLIO TURNOVER

     Because the Manager intends to employ flexible defensive investment strategies in the Money Market, Bond and Mutual Fund Portfolios when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in any, or several, of these Portfolios. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund.

     This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules.

     These Portfolios' portfolio turnover rates for 1997 were as follows: the Growth Stock Portfolio - 130%; the Mutual Fund Portfolio - 395%; and the Bond Portfolio - 376%.

                         ADDITIONAL INVESTMENT POLICIES
                          THE UTILITIES STOCK PORTFOLIO

     The following is a discussion of the additional investment policies of the Utilities Stock Portfolio.

MONEY MARKET INSTRUMENTS

     When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities:

     o U.S. Government Securities and Securities of its Agencies and Instrumentalities.

     o    Bank Obligations and Instruments Secured Thereby.

     o High Quality Commercial Paper--The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     o Private Placement Commercial Paper--unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio.

     o High Grade Corporate Obligations--obligations rated at least A by Standard & Poor's or Moody's.

     o    Repurchase Agreements--see "Repurchase Agreements" below.

     At the discretion of the Subadviser, the Portfolio may employ the following strategies in pursing its investment objective.

HEDGING STRATEGIES

     Currency, Options and Futures Transactions. The Portfolio may use forward currency contracts, futures contracts, options on securities or options on futures contracts to implement strategies to attempt to hedge its portfolio, i.e., reduce the overall level of investment risk normally associated with the

Portfolio. There can be no assurance that such efforts will succeed. These techniques are described below and are further detailed in the Statement of Additional Information for The Total Return Utilities Fund.

     To attempt to hedge against adverse movements in exchange rates between currencies, the Portfolio may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar, or may involve two foreign currencies. The Portfolio may enter into forward currency contracts either with respect to specific transactions or with respect to the Portfolio's positions. For example, when the Portfolio anticipates making a purchase or sale of a security, the Portfolio may enter into a forward currency contract in order to set the rate at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Subadviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Portfolio may enter into a forward contract to sell the currency the Subadviser expects to decline in an amount approximating the value of some or all of the Portfolio's securities denominated in a foreign currency. The Portfolio also may write covered call options and purchase put and call options on currencies to hedge against movements in exchange rates.

     In addition, the Portfolio may write covered call options and purchase put and call options on equity and debt securities to hedge against the risk of fluctuations in the prices of securities held by the Portfolio or which the Subadviser intends to include in the Portfolio. The Portfolio also may write covered call options and buy put and call options on stock indexes. Such stock index options serve to hedge against overall fluctuations in the securities markets generally or in the utilities market sector specifically, rather than anticipated increases or decreases in the value of a particular security.

     Further, the Portfolio may sell stock index futures contracts and may purchase put options or write covered call options on such futures contracts to protect against a general stock market decline or a decline in the utilities market sector that could adversely affect the Portfolio. The Portfolio also may buy stock index futures contracts and purchase call options on such contracts to hedge against a general stock market or market sector advance and thereby attempt to lessen the cost of future securities acquisitions. The Portfolio may use interest rate futures contracts and options thereon to hedge the debt portion of the Portfolio against changes in the general level of interest rates.

     The Portfolio may write only "covered" call options. An option written on a security or currency is "covered" when, so long as the Portfolio is obligated under the option, it owns the underlying security or currency. The Portfolio will "cover" stock index options and options on futures contracts it writes by maintaining in a segregated account either marketable securities, which in the Subadviser's judgment correlate to the underlying index or futures contract or an amount of cash, U.S. government securities or other liquid, high grade debt securities equal in value to the amount the Portfolio would be required to pay were the option exercised.

     Although the Portfolio might not employ any of the foregoing strategies, its use of forward currency contracts, options and futures would involve certain investment risks and transaction costs to which it might not otherwise be subject. These risks include: dependence on the Subadviser's ability to predict movements in the prices of individual securities, fluctuations in the general securities markets or in the utilities market sector and movements in interest rates and currency markets; imperfect correlation between movements in the price of currency, options, futures contracts or options thereon and movements in the price of the currency or security hedged or used for cover; the fact that skills and techniques needed to trade options, futures contracts and options thereon or to use forward currency contracts are different from those needed to select the securities in which the Portfolio invests; lack of assurance that a liquid secondary market will exist for any particular option, futures contract or option thereon at any particular time; and the possible need to defer closing out of certain options, futures contracts and options thereon in order to continue to qualify for the beneficial tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). See "Distributions and Taxes" in the Statement of Additional Information for The Total Return Utilities Fund.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts, related options and forward currency contracts used by the Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

SECURITIES LENDING

     The Portfolio may lend its portfolio securities to brokers or dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash or equivalent collateral or secures a letter of credit in favor of the Portfolio in an amount equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividend or interest paid on such securities and earn additional income, or the Portfolio may receive an agreed-upon amount of interest income from the borrower. In accordance with applicable regulatory requirements, the Portfolio may lend up to 30% of the value of its total assets. The risks in lending portfolio securities, as well as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

REPURCHASE AGREEMENTS

     The Portfolio may enter into repurchase agreements whereby the seller of a security agrees to repurchase that security from the Portfolio at a mutually agreed-upon time and price. The repurchase date is usually within a day or two of the original purchase, although it may not be for a number of months. The resale price is in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Portfolio's money is invested in the security. The Portfolio's repurchase agreements will at all times be fully collateralized in an amount at least equal to the purchase price, including accrued interest earned on the underlying securities. The instruments held as collateral are valued daily, and as the value of instruments declines, the Portfolio will require additional collateral. If the seller defaults or becomes insolvent and the value of the collateral securing the repurchase agreement declines, the Portfolio may incur a loss.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Portfolio with payment and delivery taking place as much as a month or more in the future in order to secure what is considered to be an advantageous price and yield to the Portfolio at the time of entering into the transaction. The Portfolio's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value.

BORROWING

     The Portfolio may borrow an amount up to 33-1/3% of the value of its total assets (calculated when the loan is made) from banks for temporary or emergency purposes. The Portfolio may pledge up to 33-1/3% of its assets to secure such borrowings. The Portfolio may borrow from banks or from other funds or portfolios advised by the Manager, or through reverse repurchase agreements. However, the Portfolio will not purchase portfolio securities if borrowings exceed 5% of the Portfolio's total assets.

     If the Portfolio borrows money, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

RISK FACTORS

     By itself, the Portfolio does not constitute a balanced investment plan; the Portfolio seeks a high level of current income and growth of income with capital appreciation as a secondary objective. The Portfolio invests primarily in common stock, preferred stock and securities convertible into common or preferred stock. Changes in interest rates may also affect the value of the Portfolio's investments, and rising interest rates can be expected to reduce the Portfolio's net asset value. The Fund's share price and total return fluctuate and your investment may be worth more or less than your original cost when you redeem your shares.

     Because the Portfolio concentrates its investments in public utility companies, its performance will depend in large part on conditions in the public utility industries. Utility stocks have traditionally been popular among more conservative stock market investors because they have generally paid above average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as factors specific to public utility companies.

     Governmental regulation of public utility companies can limit their ability to expand their business or to pass cost increases on to customers. Companies providing power or energy-related services may also be affected by fuel shortages or cost increases, environmental protection or energy conservation regulations, as well as fluctuating demand for their services. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid change, which may affect utility companies independently from the stock market as a whole.

     In seeking its investment objectives, the Portfolio may invest in securities of foreign issuers. Foreign securities may involve a higher degree of risk and may be less liquid or more volatile than domestic investments. Foreign securities usually are denominated in foreign currencies, which means their value will be affected by changes in the strength of foreign currencies relative to the U.S. dollar as well as the other factors that affect security prices. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there often is less publicly available information about their operations. Generally, there is less governmental regulation of foreign securities markets, and security trading practices abroad may offer less protection to investors such as the Portfolio.

     The value of such investments may be adversely affected by changes in political or social conditions, diplomatic relations, confiscatory taxation, expropriation, nationalization, limitation on the removal of portfolios or assets, or imposition of (or change in) exchange control or tax regulations in those foreign countries. Additional risks of foreign securities include settlement delays and costs, difficulties in obtaining and enforcing judgments, and taxation of dividends at the source of payment.

     In addition, the Portfolio may invest in private placement commercial paper. Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     The Subadviser intends to manage the Portfolio actively in pursuit of its investment objective. The Portfolio does not expect to trade in securities for short-term profits but, when circumstances warrant, securities may be sold without regard to the length of time held.

PORTFOLIO TURNOVER

     Because the Subadviser may employ flexible defensive investment strategies when market trends are not considered favorable, the Subadviser may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from a Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. The Portfolio had a portfolio turnover rate of 41% in 1997.

                          THE TRUST AND ITS MANAGEMENT

     The Trust was organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. Each of its five constituent funds is a diversified open-end management company. The business and affairs of the Trust are under the direction of its Board of Trustees.

     The Trust has no investment adviser because the Trust seeks to achieve the investment objective of each Fund by investing each Fund's assets in the corresponding Portfolio. Each Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974. The Manager served as the Trust's investment adviser from its inception in 1982 until May of 1992, at which time the investment by the Funds in the Portfolios was implemented. The Manager serves the Portfolios pursuant to Investment Advisory Contracts under the terms of which it has agreed to provide an investment program within the limitations of each Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by each Portfolio's custodian, transfer agent, independent accountants, legal counsel and investment advisory services provided by any subadviser.

     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; OMCO, Inc., a registered commodity trading adviser and commodity pool operator; and Adviser Dealer Services, Inc., a broker-dealer.

     The Manager earns an annual fee, payable in monthly installments, as follows: The fee for each of the Growth Stock, Mutual Fund and Utilities Stock Portfolios is at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of that Portfolio's average net assets. These fees are higher than the fees charged to most other investment companies. The fee for the Bond Portfolio is at the rate of 0.40% of the first $100 million and 0.20% in excess of $100 million, of average net assets. The fee for the Money Market Portfolio is at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.

     The Manager presently intends to waive a portion of its management fees for the Bond and Money Market Portfolios, but may change this policy at any time without notice to shareholders. For planning purposes prospective investors and shareholders should assume that expenses will be based on the maximum fees. (See footnotes to "Synopsis of Financial Information.")

     Accounting, stock transfer, dividend disbursing, and shareholder services are provided to each Fund and Portfolio by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee for accounting services for the Growth Stock, Mutual Fund, Utilities Stock and Bond Portfolios is $7,500. The minimum annual fee for the Money Market Portfolio is $30,000. Subject to the applicable minimum fee, each Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of each Portfolio's average net assets.

     Subject to a $4,000 annual minimum fee The Growth, Muirfield and Total Return Utilities Funds incur the greater of $15 per shareholder account or 0.10% of each Funds average net assets, payable monthly, for stock transfer and dividend disbursing services. In The U.S. Government Bond Fund, this annual fee is the greater of $15 per shareholder account or 0.06% of the Fund's average net assets. The fee for The Money Market Fund is the greater of $20 per shareholder account or 0.06% of the Fund's average net assets.

     Mutual Funds Service Co. also serves as Administrator to the Trust. Services provided to the Trust include coordinating and monitoring any third party services to the Trust; providing the necessary personnel to perform administrative functions for the Trust, assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. Each Fund incurs an annual fee, payable monthly, of 0.05% of each Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1997, total payments to Mutual Funds Service Co. amounted to $574,608 for all of the Funds and Portfolios collectively.

SUBADVISER - UTILITIES STOCK PORTFOLIO

     Miller/Howard Investments, Inc. ("Miller/Howard"), 141 Upper Byrdcliffe Road, P. O. Box 549, Woodstock, New York 12498, serves as the Utilities Stock Portfolio's subadviser under an Investment Subadvisory Agreement between the Manager and Miller/Howard. Miller/Howard furnishes investment advisory services in connection with the management of the Utilities Stock Portfolio. The Manager continues to have responsibility for all investment advisory services in accordance with the investment advisory agreement and supervises Miller/Howard's performance of such services.

     Miller/Howard, a Delaware corporation, is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1997, Miller/Howard held discretionary investment authority over approximately $103 million of assets. Miller/Howard is controlled by Lowell Miller through ownership of voting common stock. Lowell Miller, a director and the President of Miller/Howard, is a Trustee of the Portfolios, a Vice President and Trustee of the Trust and The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager, and such portfolios.

SUBADVISER - GROWTH STOCK PORTFOLIO

     Sector Capital Management, L.L.C. ("Sector Capital"), 5350 Poplar Avenue, Suite 490, Memphis, Tennessee 38119, serves as the Growth Stock Portfolio's subadviser under an Investment Subadvisory Agreement among the Growth Stock Portfolio, the Manager and Sector Capital. Sector Capital furnishes investment advisory services in connection with the management of the Growth Stock Portfolio.

     The Manager and Sector Capital have the ultimate responsibility for the investment performance of the Growth Stock Portfolio due to the Manager's responsibility to oversee Sector Capital and Sector Capital's responsibility to oversee the Sector Advisers and recommend their hiring, termination and replacement.

     Sector Capital is a Georgia limited liability company that has been a registered investment adviser to individuals, pension and profit sharing plans, trusts, charitable organizations, corporations and other institutions since January, 1995. As of December 31, 1997, Sector Capital held discretionary investment authority over approximately $350 million of assets. Sector Capital is controlled by William L. Gurner and John K. Donaldson. Mr. Gurner is primarily responsible for the day-to-day management of the Growth Stock Portfolio through interaction with each of the Sector Advisers. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the Growth Stock Portfolio on behalf of Sector Capital. Mr. Gurner has been associated with Sector Capital since its inception in January, 1995. Mr. Gurner, President, Administrator, Manager and a Member of Sector Capital, is a Trustee of the Portfolios, the Trust, and The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager, and such portfolios.

     Sector Capital and the Growth Stock Portfolio have entered into a Sub-subadvisory Agreement with each Sector Adviser selected for the Portfolio. It is Sector Capital's responsibility to select, subject to the review and approval of the Growth Stock Portfolio's Board of Trustees, the Sector Advisers who have distinguished themselves by able performance in respective areas of expertise in sector management and to review their continued performance. In addition, it is the Sector Capital's responsibility to categorize publicly traded domestic common stocks into a specific industry sector. Sector Capital may also invest the Growth Stock Portfolio's financial futures contracts and related options.

     Subject to the supervision and direction of the Growth Stock Portfolio's Board of Trustees, Sector Capital provides to the Growth Stock Portfolio investment management evaluation services principally by performing initial due diligence on prospective Sector Advisers for the Growth Stock Portfolio and thereafter monitoring Sector Adviser performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Sector Advisers. In evaluating prospective Sector Advisers, Sector Capital considers, among other factors, each Sector Adviser's level of expertise; relative performance and consistency of performance; level of adherence to investment discipline or philosophy; personnel, facilities and financial strength; and quality of service and client communications. Sector Capital has responsibility for communicating performance expectations and evaluations to Sector Advisers and ultimately recommending to the Board of Trustees of the Growth Stock Portfolio whether Sector Advisers' contracts should be renewed, modified, or terminated. Sector Capital provides reports to the Growth Stock Portfolio's Board of Trustees regarding the results of its evaluation and monitoring functions.

     Sector Capital pays each Sector Adviser a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Growth Stock Portfolio assigned by Sector Capital to the Sector Adviser at an annual rate equal to 0.25%.

     Investors should be aware that Sector Capital may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Sector Advisers. However, Sector Capital's decisions regarding the selection of Sector Advisers and specific amount of the compensation to be paid to Sector Advisers, are subject to review and approval by a majority of the Board of Trustees of the Growth Stock Portfolio.

     Although Sector Capital and the Sector Advisers' activities are subject to general oversight by the Board of Trustees and the officers of the Growth Stock Portfolio, neither the Board nor the officers evaluate the investment merits of any Sector Adviser's individual security selections. The Board of Trustees will review regularly the Growth Stock Portfolio's performance compared to the applicable indices and also will review the Growth Stock Portfolio's compliance with its investment objectives and policies.

     While the investment professionals of Sector Capital have experience in asset management and the selection of investment advisers, prior to Sector Capital becoming the subadviser to the Growth Stock Portfolio, on December 31, 1996, it did not have previous experience in providing investment advisory services to an investment company.

     The Growth Stock Portfolio has received an exemptive order from the Securities and Exchange Commission (the "SEC") which permits the Growth Stock Portfolio and Sector Capital to enter into and materially amend Investment Sub-subadvisory Agreements with Sector Advisers without such agreements being approved by the Growth Stock Portfolio's investors or the Fund's shareholders except for Investment Sub-subadvisory Agreements with an affiliated person of the Growth Stock Portfolio, the Manager or Sector Capital other than by reason of such affiliated person serving as an existing Sector Adviser to the Growth Stock Portfolio. The exemptive order also permits the Growth Stock Portfolio and the Fund to disclose, on an aggregate basis, the fees paid to Sector Advisers who are not such affiliated persons. In addition, the exemptive order includes the condition that within 90 days of the hiring of any new Sector Advisers, the Manager and Sector Capital will furnish shareholders of the Fund with an information statement about the new Sector Adviser and Investment Sub-subadvisory Agreement. Any changes to the Investment Advisory Contract between the Growth Stock Portfolio and the Manager or the Investment Subadvisory Agreement among the Growth Stock Portfolio, Manager and Sector Capital will still require shareholder approval. A majority of the shareholders of The Highlands Growth Fund approved the operation of the Trust in accordance with the exemption.

SECTOR ADVISERS - GROWTH STOCK PORTFOLIO

     The Sector Advisers have agreed to an investment advisory fee based on the average net assets of the Growth Stock Portfolio assigned to them by the Subadviser at an annual rate equal to .25%, which is generally lower than the fees they charge to institutional accounts for which they serve as investment adviser, and for which they perform all administrative responsibilities.

     Subject to the supervision and direction of Sector Capital and, ultimately, the Board of Trustees of the Growth Stock Portfolio, each Sector Adviser's responsibilities are limited to managing its portion of the securities held by the Growth Stock Portfolio in accordance with the Portfolio's stated investment objective and policies, making investment decisions for the Growth Stock Portfolio and placing orders to purchase and sell securities on behalf of the Growth Stock Portfolio. The following sets forth certain information about each of the Sector Advisers:

     MILLER/HOWARD INVESTMENTS, INC. serves as Sector Adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1997, Miller/Howard held discretionary investment authority over approximately $103 million of assets. Lowell G. Miller and Helen Hamada who are, respectively, Miller/Howard's President, Secretary and a director and its Vice President, Treasurer and a director, each owns more than 10% of the outstanding voting securities of Miller/Howard. Mr. Miller controls Miller/Howard through stock ownership. Miller/Howard is also the subadviser to the Utilities Stock Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and The Flex-Partners' Utility Growth Fund. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller is a Trustee of the Trust, the Portfolios, and The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager and such portfolios. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1997, Hallmark held discretionary investment authority over approximately $145 million of assets. Peter S. Hagerman, Katherine A. Skwieralski, and Jeffrey P Braff each own more than 10% of the outstanding voting securities of Hallmark. Mr. Hagerman, Chairman of the Board, President, and Chief Executive Officer, Thomas S. Moore, Senior Vice President and Chief Investment Officer, and Kathryn
A. Skwieralski, Senior Vice President, Treasurer, Chief Financial and

Administrative Officer, are the directors of Hallmark. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as Sector Adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1997, Barrow held discretionary investment authority over approximately $28.8 billion of assets. Barrow is a wholly-owned subsidiary of United Asset Management. Bryant M. Hanley, Jr., President and Chief Executive Officer, is the sole director of Barrow. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as Sector Adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of December 31, 1997, The Mitchell Group held discretionary investment authority over approximately $315 million of assets. Rodney Mitchell, President, Chief Executive Officer, Chief Financial Officer and sole director, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as Sector Adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1997, Ashland managed accounts having a value of approximately $1.3 billion. Charles C. Hickox, Chairman of the Board, Chief Executive Officer and a director, and Parry v.S. Jones, President, Chief Operating Officer and a director, each owns more than 10% of the outstanding voting securities of Ashland. Terrence J. McLaughlin, Managing Director of Ashland and Deborah C. Ohl, a Portfolio Management Associate, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984. Ms. Ohl has been employed by Ashland since August, 1992 and has served as a Portfolio Management Associate for Ashland since 1993. From May, 1991 until July, 1992, Ms. Ohl was a research and sales assistant with Kidder, Peabody & Co., Incorporated. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     SCUDDER KEMPER INVESTMENTS, INC. serves as Sector Adviser to the finance sector of the Growth Stock Portfolio. Scudder Kemper is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions for more than seventy years. As of January 31, 1998, Scudder Kemper held discretionary investment authority over approximately $210 billion of assets. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, with the balance owned by Scudder Kemper's officers and employees. Thaddeus G. Paluszek is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Scudder Kemper. Mr. Paluszek is Vice President of Scudder Kemper and has been associated with Scudder Kemper since 1993. Scudder Kemper's principal executive offices are located at 345 Park Avenue, New York, NY 10017.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as Sector Adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies, with approximately $30.0 billion of assets under management as of December 31, 1997. Dresdner RCM was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. Dresdner RCM is a wholly-owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. The Board of Managers of Dresdner RCM is comprised of William L. Price, Chairman of the Board, Chief Investment Officer and Principal of Dresdner RCM, Michael J. Apatoff, President and Principal of Dresdner RCM, Gerhard Eberstadt, Senior Chairman of Dresdner, George N. Fugelsang, Senior General Manager of Dresdner, Joachim Madler, Director of Dresdner, Luke D. Knecht, Senior Vice President of Dresdner RCM, Jeffrey S. Rudsten, Principal of Dresdner RCM, William S. Stack, Principal of Dresdner RCM, and Kenneth B. Weeman, Jr., Principal and Head of Equity Trading of Dresdner RCM. Walter C. Price and Huachen Chen, each Principals of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. Dresdner RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates at will as future interpretations of current requirements, could prevent Dresdner RCM from continuing to perform investment management services for the Growth Stock Portfolio.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as Sector Adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1997 totaling approximately $218.7 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The general partner of Alliance, Alliance Capital Management Corporation, is an indirect subsidiary of, and is controlled by, AXA-UAP, a French insurance holding company. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has fourteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

     The Manager, the subadvisers or the Sub-subadvisers may take into account sales of shares of the Funds and other funds advised by the Manager in selecting broker-dealers to effect portfolio transactions on behalf of the Portfolios.

     A broker-dealer, including the Manager's affiliate, Adviser Dealer Services, Inc., may use a portion of the commissions paid by a Portfolio to reduce the Portfolio or its corresponding Fund's expenses.

     Information concerning the Trustees and officers of both the Trust and the Portfolios appears in the Statement of Additional Information.

PORTFOLIO MANAGERS

     The individuals primarily responsible for the management of each of the Portfolios are listed below:

     Robert S. Meeder, Jr. and Philip A. Voelker are the portfolio managers primarily responsible for the day-to-day management of the Mutual Fund Portfolio. Mr. Meeder is a Trustee and Vice President of The Flex-funds, Trustee and Vice President of the Mutual Fund Portfolio and President/Portfolio Manager of R. Meeder & Associates, Inc. Mr. Meeder has been associated with the Manager since 1983 and has managed the Portfolio since 1988.

     In addition, Mr. Voelker is primarily responsible for the day-to-day management of the Money Market Portfolio. Mr. Voelker is also primarily responsible for managing the liquidity reserve of the Growth Stock Portfolio and managing the futures contracts and related options of the Growth Stock Portfolio on behalf of the Manager. Mr. Voelker is a Vice President and Trustee of the Portfolios, Vice President of The Flex-funds and Senior Vice President of the Manager. Mr. Voelker has been associated with the Manager since 1975, has managed the Money Market Portfolio since 1985 and began co-managing the Mutual Fund Portfolio on April 30, 1998.


     Lowell G. Miller is the portfolio manager primarily responsible for the day-to-day mangement of the Utilities Stock Portfolio. Mr. Miller is a director and the President of the Subadviser. Mr. Miller has been associated with Miller/Howard since 1984, has managed the Utilities Stock Portfolio since its inception in 1995 and controls Miller/Howard through ownership of voting common stock.

     Joseph A. Zarr is the portfolio manager primarily responsible for the day-to-day management of the Bond Portfolio. Mr. Zarr was the portfolio manager of the Short-Term Global Portfolio from May of 1992 until May of 1996. Mr. Zarr is also a portfolio manager for the Manager. He has been associated with the Manager since 1991 and has managed the Bond Portfolio since 1996. Mr. Zarr has been a licensed stockbroker since 1978.

     William L. Gurner is primarily responsible for the day-to-day management of the Growth Stock Portfolio through interaction with each of the Sector Advisers and has managed the Growth Stock Portfolio since December 31, 1996. Mr. Gurner is also primarily responsible for managing the futures contracts and related options of the Growth Stock Portfolio on behalf of Sector Capital. Mr. Gurner has been associated with Sector Capital since its inception in January, 1995. Mr. Gurner, President, Administrator, Manager and a Member of Sector Capital, is a Trustee of the Portfolios, the Trust and The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager, and such Portfolios.

                   GROWTH STOCK PORTFOLIO TRANSACTION POLICIES

     Decisions to buy and sell securities are made by the Sector Advisers for the assets assigned to them, and by the Manager and Sector Capital for assets not assigned to a Sector Adviser. Currently, each portfolio representing an industry sector has one Sector Adviser. The Manager invests the Growth Stock Portfolio's liquidity reserves and the Manager or Sector Capital may invest the Growth Stock Portfolio's assets in financial futures contracts and related options. Each Sector Adviser makes decisions to buy or sell securities independently from other Sector Advisers. In addition, when a Sector Adviser's services are terminated and another retained, the new Sector Adviser may significantly restructure the Growth Stock Portfolio's assets assigned to it. These practices may increase the Growth Stock Portfolio's portfolio turnover rates, realization of gains or losses, and brokerage commissions. The portfolio turnover rates for the Growth Stock Portfolio may vary greatly from year to year as well as within a year and may be affected by sales of investments necessary to meet cash requirements for redemptions of shares. A high rate of turnover involves correspondingly greater expenses, increased brokerage commissions and other transaction costs, which must be borne by the Growth Stock Portfolio and its investors. See "Portfolio Turnover" above and in the Statement of Additional Information. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income. See "Income Dividends, Capital Gains, Distributions and Taxes."

     The Growth Stock Portfolio may effect portfolio transactions with or through the Manager, Sector Capital or the Sector Advisers, or their affiliates, when the Manager, Sector Capital or the Sector Advisers, as appropriate, determine that the Growth Stock Portfolio will receive the best net price and execution. This standard would allow the Manager, Sector Capital or the Sector Advisers, or their affiliates, to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction.

                               DISTRIBUTION PLANS

     The Trust has adopted distribution expense plans (the "Plans") which authorize each Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. The Plans permit, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."

     The Trust may expend in the Growth, Muirfield, U.S. Government Bond and Money Market Funds as much as, but not more than, 2/10 of 1% of each Fund's average net assets annually pursuant to the Plans. In the Total Return Utilities Fund, the Trust may expend up to 25/100 of 1% of the Funds average net assets.

     Each Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plans will benefit the Trust.

     The Trust has entered into agreements whereby Consultants (including two Trustees of the Portfolios) are paid for their assistance in explaining and interpreting the Trust, its investment objectives and policies, and its retirement plans, to their clients. Under these agreements, Consultants are paid quarterly compensation by the Trust on the average value of shares held by their clients. Although the compensation is thus seen to be continuing, the Trust retains the right to terminate any Consultant's agreement on 60 days' notice, without further obligation beyond the date of termination.

     Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur, and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.

     Total payments made under each Plan in 1997, here given as a percentage of average net assets, amounted to 0.20% in The Highlands Growth Fund; 0.19% in The Muirfield Fund; 0.25% in The Total Return Utilities Fund; 0.17% in The U.S. Government Bond Fund; and 0.08% in The Money Market Fund. (See "Synopsis of Financial Information.")

            INCOME DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS, AND TAXES
       THE HIGHLANDS GROWTH FUND, THE MUIRFIELD FUND, THE U.S. GOVERNMENT
                      BOND FUND AND THE MONEY MARKET FUND

     It is the policy of the Trust to distribute substantially all of its net income. A Fund's net income consists of the income it earns from its investment in the corresponding Portfolio, less expenses. Each Fund also intends to distribute its net capital gains, if any, to its shareholders annually.

     In The U.S. Government Bond Fund, net income is calculated daily and declared as a dividend to shareholders of record at the close of the previous business day. In The Money Market Fund, net income is calculated daily and declared as a dividend to shareholders of record at the close of the previous business day, and to the holders of shares purchased that same day prior to 3:00 p.m., with one exception. If a shareholder requests a redemption and the request is received by 3:00 p.m., then the shares so redeemed that day will not be paid that day's dividend. Net income earned by these two Funds on a weekend or a holiday is declared as a dividend on Friday or the day prior to the holiday. All such dividends of net income are automatically reinvested in additional shares at the net asset value on the last business day of each month. A shareholder may elect to receive such dividends in cash either by checking the appropriate box on the New Account Application, or by notifying the Trust in writing. If the entire account of a shareholder is withdrawn, all dividends accrued at the time of withdrawal will be paid at that time.

     The Highlands Growth and Muirfield Funds declare and pay dividends from net investment income, if any, on a quarterly basis.

     The Internal Revenue Code of 1986 imposes on the Trust a nondeductible excise tax unless the Trust distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December. Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

     Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Trust is permitted to make distributions up to February 1 and have them apply to the previous tax year. The Trust expects to make such a distribution in The Muirfield Fund in future years.

     A shareholder is taxed on capital gains and income realized by the Trust, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial. In the case of The Muirfield and U.S. Government Bond Funds, each of which frequently liquidates its portfolio for defensive purposes and therefore tends not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.

     Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

     The Trust files federal income tax returns for each of the Funds. Each Fund is treated as a separate entity for federal income tax purposes. The Trust also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments, and (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities. A Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last fifteen fiscal years.

     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state, and local taxes.

     The Trust is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding. The Trust may refuse to sell shares to investors who have not complied with these requirements, either before or at the time of purchase. Until we receive your certified TIN, we may redeem your shares at any time.

            INCOME DIVIDENDS, CAPITAL GAINS, DISTRIBUTIONS, AND TAXES
                         THE TOTAL RETURN UTILITIES FUND

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

     The Total Return Utilities Fund's dividends, if any, are distributed at the end of the month and declared payable to shareholders on the last business day of the month to shareholders of record as of the previous business day. In December, the Fund may distribute an additional ordinary income dividend (consisting of net short-term capital gains and undistributed income) in order to preserve its status as a registered investment company (mutual fund) under the Internal Revenue Code. Net long-term capital gains, if any, also are declared and distributed in December.

DISTRIBUTION OPTIONS.

     You may choose to receive dividends and capital gain distributions in cash or to reinvest them in additional shares. Please indicate your choice on your New Account Application or contact the Transfer Agent. If you elect to receive dividends or capital gain distributions in cash and the U.S. Postal Service returns your checks to us, the checks will be reinvested in your account at the Fund's then-current net asset value. Until we receive instructions to the contrary, subsequent distributions will be reinvested in your account. In addition, we may reinvest, at the Fund's then-current net asset value, any distribution checks that remain uncashed for six months.

TAXES.

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing all, or substantially all, of its net investment income and net realized capital gains to shareholders each year.

     The Fund's dividends and capital gain distributions are subject to federal income tax whether they are received in cash or reinvested in additional shares. Distributions declared in December and paid in January of the following year are taxable as if they were paid on December 31.

     Dividends from net investment income (including net short-term capital gains, if any) are taxable as long-term capital gains, regardless of how long you have held your shares.

     A portion of the Fund's dividends may qualify for the dividends-received deduction available to corporations. The Fund will send you a tax statement by January 31 showing the tax status of distributions you received in the previous year and will file a copy with the IRS.

     You may realize a capital gain or loss when you redeem (sell) or exchange shares of the Fund. For most types of accounts, the proceeds from your redemption transactions will be reported to you and the IRS annually. However, because the tax treatment depends on your purchase price and personal tax position, you should keep your regular account statements to use in determining your taxes.

"BUYING A DIVIDEND".

     Although it is less likely with a fund such as the Total Return Utilities Fund, which pays monthly dividends, the timing of your investment could have undesirable tax consequences.

     If you opened a new account or bought more shares for your current account just before the day a dividend or capital gain distribution was reflected in the Fund's share price, you would receive a portion of your investment back as a taxable distribution. This practice is sometimes referred to as "buying a dividend."

BACKUP WITHHOLDING.

     The Fund is required by federal law to withhold 31% of reportable dividends, capital gain distributions, or redemptions payable to shareholders who have not complied with IRS regulations. To avoid this withholding requirement, you must certify on your account application (or on IRS Form W-9) that your social security or taxpayer identification number (TIN) is correct and that you are not subject to back-up withholding for previous under-reporting to the IRS, or that you are exempt from backup withholding.

     The Fund may refuse to sell shares to investors who have not complied with these requirements either before or at the time of purchase. Until we receive your certified TIN, we may redeem your shares in the Fund at any time.

                        HOW NET ASSET VALUE IS DETERMINED

     Except in The U.S. Government Bond Fund, net asset value per share (the price at which shares are purchased and redeemed) is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of a Fund's shares might be materially affected by changes in the value of the securities held by a Fund's corresponding Portfolio. In The U.S. Government Bond Fund, the net asset value per share will be calculated each such day on the basis of portfolio values at 3:00 p.m. Eastern time. The U.S. Government Bond and Money Market Fund shares will not be priced on Good Friday or on any holiday observed by the Federal Reserve system. These presently include New Year's Day, Martin Luther King Day, President's Day, Memorial Day, Independence Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value is obtained by dividing the value of a Fund's assets (i.e., the value of its investment in the corresponding Portfolio and other assets), less liabilities, by the total number of its shares of beneficial interest outstanding at the time.

                            PERFORMANCE INFORMATION--
             THE HIGHLANDS GROWTH FUND, THE MUIRFIELD FUND, THE U.S.
                 GOVERNMENT BOND FUND AND THE MONEY MARKET FUND

     The following is a discussion of performance information relating to The Highlands Growth Fund, The Muirfield Fund, The U.S. Government Bond Fund and The Money Market Fund. Discussion concerning performance information relating to The Total Return Utilities Fund is set forth elsewhere in this prospectus. (See "Performance Information -- The Total Return Utilities Fund".)

     From time to time, the Trust may publish performance information relative to these four Funds, and may include such information in advertisements, sales literature or shareholder reports. It will do so in accordance with methods which are described in the Statement of Additional Information.

     The Money Market Fund will advertise its yield and effective yield. The simple annualized yield represents the net income for a seven day period, expressed on an annualized basis. The effective yield will be higher than the yield because of the compounding effect of the assumed reinvestment of dividends over a period of one year.

     The yield quotation for The U.S. Government Bond Fund is based upon a 30-day period ended on a specific date, computed by dividing the Fund's net investment income per share earned during the period by the Fund's price per share on the last day of the period. Quotations of yield for The U.S. Government Bond Fund will be accompanied by total return calculations to the most recent quarter (see "Total Return" below). "Total return" quotations for The Highlands Growth, Muirfield, Total Return Utilities and U.S. Government Bond Funds will be expressed in terms of average annual compounded rates of return for the periods quoted, and will assume that all dividends and distributions were reinvested in additional shares. When applicable, depending on the Fund, the periods of time shown will be for a one-year period; a five-year period; a ten-year period; and since inception.

     Comparative performance information may be used from time to time in advertising or marketing information relative to these four Funds, including data from Lipper Analytical Services, Inc., IBC/Donoghue Money Fund Report, Morningstar Mutual Fund Report, other publications, various indices or results of the Consumer Price Index, other mutual funds or investment or savings vehicles.

     BOTH THE YIELD AND THE TOTAL RETURN FIGURE INCLUDED IN ADVERTISEMENTS, SALES LITERATURE OR SHAREHOLDER REPORTS WILL BE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

                           PERFORMANCE INFORMATION --
                         THE TOTAL RETURN UTILITIES FUND

     The Total Return Utilities Fund's performance may be used from time to time in advertisements, shareholder reports or other communications to shareholders or prospective shareholders. Performance information may include the Fund's investment results and/or comparisons of its investment results to the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Utility Index, the Dow Jones Utilities Index or other various unmanaged indices or results of other mutual funds or investment or savings vehicles. The Fund's investment results as used in such communications will be calculated on a total rate of return basis in the manner set forth below. From time to time, Fund rankings may be quoted from various sources, such as Lipper Analytical Services, Inc. and Morningstar Mutual Fund Report.

     The Fund may provide period and average annualized "total return" quotations. The Fund's "total return" refers to the change in the value of an investment in the Fund over a stated period based on any change in net asset value per share and including the value of any shares purchasable with any dividends or capital gains distributed during such period. Period total return may be annualized. Average annual total return smooths out variations in performance.

     An annualized total return is a compounded total return which assumes that the period total return is generated over a one-year period, and that all dividends and capital gain distributions are reinvested. An annualized total return will be slightly higher than a period total return if the period is shorter than one year, because of the assumed reinvestment.

     Unlike some bank deposits or other investments which pay a fixed yield for a stated period of time, the total return of the Fund will vary depending upon interest rates, the current market value of the securities held by the Utilities Stock Portfolio and changes in the Fund's expenses. In addition, during certain periods for which total return quotations may be provided, the Manager may have voluntarily agreed to waive portions of its fees or reimburse Fund expenses on a month-to-month basis. Such waivers and reimbursements will have the effect of increasing the Fund's net income (and therefore its total return) during the period such waivers and reimbursements are in effect.

     Shareholders will receive financial reports semi-annually that include the Fund's financial statements, including listings of investment securities held by the Utilities Stock Portfolio at those dates. Annual reports are audited by independent accountants.

                                OTHER INFORMATION

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each of the Trust's existing Funds and to create additional Funds. All shares have a par value of $.10 per share, are fully paid, nonassessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Plumbers & Pipefitters Local Retirement Fund owns a controlling interest in the shares of The U.S. Government Bond Fund.

     Each Portfolio, in which all the assets of a corresponding Fund will be invested, is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that a Fund and other entities investing in that Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and that Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither a Fund nor its shareholders will be adversely affected by reason of a Fund's investing in the corresponding Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, each Fund seeks to achieve its investment objectives by investing all of its assets in a corresponding Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of any Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as that Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to that Fund's corresponding Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objectives and Policies," except as otherwise expressly provided herein, a Fund's investment objectives and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Objectives and Policies" and "Additional Investment Policies." For descriptions of the management and expenses of the Portfolios, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" and "Officers and Trustees" in the Statement of Additional Information.

YEAR 2000

         Like other mutual funds and businesses, The Flex-funds could be adversely affected if the computer systems used by the Adviser, Mutual Funds Service Co. and other service providers to The Flex-funds are unable to process and calculate date-related information and data from and after January 1, 2000. Therefore, the Adviser and Mutual Funds Service Co. are currently taking steps they believe are reasonably designed to assess any potential Year 2000 problems affecting the computer systems upon which they or The Flex-funds rely. In addition, The Flex-funds has obtained reasonable assurances that comparable steps are being taken by its other service providers. All service providers have informed The Flex-funds that they plan to be Year 2000 compliant by the end of 1998, and The Flex-funds will continue to monitor their progress.

                                HOW TO BUY SHARES

     Shares are offered continuously and sold without a direct sales charge, although the Trust does pay some consultants for services in explaining the Funds, their investment policies and restrictions, and retirement plans to their clients. (See "Distribution Plans" and "Synopsis of Financial Information".) Shares of The Highlands Growth, Muirfield and Total Return Utilities Funds are purchased at net asset value per share next determined after receipt of the purchase order by Mutual Funds Service Co., the Fund's transfer agent, or an authorized service agent or sub-agent of the Funds. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment by the Fund's transfer agent or the Funds' authorized service agent or sub-agent. Shares of The Money Market Fund are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. Investments made by check are entered and credited at the net asset value determined on the next business day following receipt. Net asset value generally changes each day, except in The Money Market Fund, which intends to maintain a constant net asset value of $1.00 per share. (See "How Net Asset Value Is Determined.")

                               MINIMUM INVESTMENT

     The minimum investment to open an account in each Fund is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

                               OPENING AN ACCOUNT

     You may open an account by mail or bank wire as follows:

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. BE SURE TO SPECIFY THE NAME OF THE FUND IN WHICH YOU WISH TO INVEST. A check payable to each Fund you specify must accompany the New Account Application. The Trust does not accept third party checks. Payments may be made by check or Federal Reserve Draft payable to the particular Fund(s) specified on the application (The Growth Fund, Muirfield, etc.) and should be mailed to the following address: THE FLEX-FUNDS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017

     BY BANK WIRE: If the wire order is for a new account in the Trust, or to open an account in a different Fund, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Money sent by a single wire can only be invested in one Fund. Have your bank wire federal funds to:

     STAR BANK, N.A. CINTI/TRUST
          ABA #: 042-00001-3
     ATTENTION: THE FLEX-FUNDS
                  (AND NAME OF FUND--SEE BELOW)
     Credit Account Number (account number for Fund as follows):

          Highlands Growth Fund--
              Account Number 9304932
          Muirfield Fund--
              Account Number 9305731
          Total Return Utilities Fund--
              Account Number 483608915
          U.S. Government Bond Fund--
              Account Number 9305152
          Money Market Fund--
              Account Number 9305533
          Account Name (your name)
          Your Flex-funds account number

     On new accounts, a completed application must be sent to The Flex-funds c/o
R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The Trust will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS--Subsequent investments in an existing account in any Fund may be made by mailing a check payable to: Highlands Growth Fund; Muirfield Fund; Total Return Utilities Fund; U.S. Government Bond Fund; or Money Market Fund. PLEASE INCLUDE YOUR ACCOUNT NUMBER ON THE CHECK AND MAIL AS
FOLLOWS:

              THE FLEX-FUNDS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY THE FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

                            AUTOMATIC ACCOUNT BUILDER

     Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")

                          WHEN PURCHASES ARE EFFECTIVE

     New Account Applications for The Highlands Growth, Muirfield, Total Return Utilities and U.S. Government Bond Funds, when accompanied by payment, are accepted immediately and the shares are priced at the next determined net asset value per share. Subsequent purchase orders are handled the same way, except on purchases made by telephone, payment for shares purchased in The Highlands Growth Fund is due within three business days, whereas payment for shares purchased in The Muirfield and Total Return Utilities Funds is due within one business day. Shares of The U.S. Government Bond Fund are sold at net asset value per share next determined after receipt of both a purchase order and payment. Income dividends in The U.S. Government Bond Fund begin as of the first business day following the day of purchase.

     New Account Applications and subsequent purchase orders for The Money Market Fund which are received by or on behalf of the Fund prior to 3:00 p.m., Eastern time on a business day, begin earning dividends that day, provided payment in federal funds (bank wire) is received by the bank that day. New Account Applications and subsequent purchase orders which are received after 3:00 p.m., or for which wire payment is not received, are accepted as a purchase the following day. Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

     If a shareholder's check is dishonored, the purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward the proceeds promptly once the check has cleared.

     FINANCIAL INSTITUTIONS: You may buy shares or sell shares of the Funds through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of a Fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

     Certain financial institutions that have entered into sales agreements with the Trust may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of The Muirfield, Total Return Utilities and U.S. Government Bond Funds. Payment is due no later than the Fund's pricing on the following business day. In The Highlands Growth Fund, payment for confirmed purchase orders is due within three business days. Purchase orders for The Money Market Fund which are received prior to 3:00 p.m., Eastern time, begin earning dividends that day, provided Star Bank, N.A., the Custodian for the Fund, receives federal funds by 4:00 p.m., Eastern time, that same day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by a Fund.

                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL--A shareholder may redeem shares by mailing a written request in good order to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Trust does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Trust may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE--A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on the shareholder's account statement.

     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Trust. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     Neither the Trust nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures MFSCo or the Trust may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

                         WHEN REDEMPTIONS ARE EFFECTIVE

     Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE--Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio bank business day following the effective date of the order for withdrawal. In The Money Market Fund, if a request for a wire redemption is received prior to 3:00 p.m., Eastern time, on a bank business day, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after the request is received, and must be mailed within seven days with the following exception. If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected which could be fifteen (15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

     CHECK-WRITING REDEMPTION PROCEDURE--MONEY MARKET FUND ONLY:

     Mutual Funds Service Co., as Dividend Disbursing and Transfer Agent for The Money Market Fund, will provide a supply of drafts to any shareholder when requested. Drafts are mailed to the shareholder's address of record normally within two weeks following the date of the initial investment. These drafts may be used to draw against the shareholder's Money Market Fund account. Drafts may be written in any amount not less than $100. To use this privilege an investor must complete the check-writing redemption provision of the New Account Application form and complete the signature card, or notify the Trust after making an initial investment.

     A commercial check package consisting of 300 drafts is available for a nominal charge. Shareholders interested in a commercial check package should contact the Trust for additional information.

     When a draft is presented to the Bank for payment, the Bank (as agent for the shareholder) will cause the Fund to redeem sufficient shares to cover the amount of the draft. Shares continue earning dividends until the day on which the draft is presented to the Bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept drafts for payment which are presented through normal bank clearing channels. If shares are purchased by check, Mutual Funds Service Co. will return drafts drawn on funds from purchases made by check(s), or any portion thereof, until the check(s) used to purchase shares has cleared, which may take up to fifteen (15) calendar days, or more. If you anticipate draft redemptions soon after you purchase shares, you are advised to wire funds to avoid the return of any draft(s). If the amount of the draft is greater than the value of the shares held in a shareholder's account, the draft will be returned and the shareholder's account will be charged a fee of $15. To avoid the possibility that a draft may not be accepted due to insufficient share balances, no shareholder should attempt to withdraw the full amount of an account or to close out an account by using this procedure. Neither the Trust, The Money Market Fund, Mutual Funds Service Co., nor the Bank, will be liable for any loss or expenses associated with returned drafts. Use of this procedure will be subject to the Bank's rules and regulations governing checking accounts.

     Shareholders may request a stop payment on any draft and Mutual Funds Service Co. will attempt to carry out your request. Mutual Funds Service Co. cannot guarantee that such efforts will be successful. As the Bank charges the Trust for this service, the shareholder's account will be charged a $25.00 fee for any such request that becomes effective. No charge, other than those specified above, will be made to a shareholder for participation in the check-writing redemption procedure or for the clearance of any drafts.

                               EXCHANGE PRIVILEGE

     A shareholder may exchange shares of any Fund for shares of any other Fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements. It will be necessary to complete a separate New Account Application if:

     1.   a shareholder wishes to register a new account in a different name;

     2.   a shareholder wishes to add telephone redemption to an account; or

     3. a shareholder wishes to have check-writing redemption privileges in a Money Market Fund account.

     Exchange requests may be directed to the Trust by telephone or written request. If a shareholder request is in valid form, and is accepted before the close of the Trust's business day, shares will be exchanged that day. Exchange requests from The Money Market Fund to another Fund of the Trust must be received prior to 3:00 p.m., Eastern time, to be exchanged that day. Otherwise, they will be exchanged the next business day.

BY MAIL:

     Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as the shareholder's name appears on the Fund's account records.

BY TELEPHONE:

     Exchange requests may be made by telephone: call 1-800-325-FLEX, or call
(614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current investment account and the registration of additional accounts will be identical. Neither the Trust nor Mutual Funds Service Co. will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures MFSCo or the Trust may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

     Any exchange involves a redemption of all or a portion of the shares in one Fund and an investment of the redemption proceeds in shares of one of the other Funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. The exchange privilege is designed to accommodate changes in shareholder investment objectives. In addition, the Trust reserves the right to reject any exchange request and to limit a shareholder's use of the exchange privilege.

     The exchange of shares of one Fund for shares of another Fund is treated for federal income tax purposes as a sale of the shares given in exchange. A shareholder may realize a taxable gain or loss on an exchange, and he should consult his tax adviser for further information concerning the tax consequences of an exchange.

                           FLEX-FUNDS RETIREMENT PLANS

     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), a Roth IRA, an Education IRA, a Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.

     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

                           OTHER SHAREHOLDER SERVICES

     AUTOMATIC ACCOUNT BUILDER: Regular investments in any Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund(s) selected. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

     DIRECT DEPOSIT: Investments of $100 or more may be directly deposited into your account. Shareholders wishing to have one or more institutions electronically transfer funds into their account should contact the Trust for information on this service. There is no charge associated with this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS: The Trust's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Trust.

     DISTRIBUTOR: Shares of the Funds are sold by the Trust itself in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

                              SHAREHOLDER ACCOUNTS

     The Trust maintains an account for each shareholder in full and fractional shares. The Trust reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENTS--In The Highlands Growth, Muirfield, Total Return Utilities and U.S. Government Bond Funds all purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective. In The Money Market Fund you will receive a statement of your account confirming your initial purchase of shares. Thereafter, you will receive a monthly confirmation statement which contains a summary of transactions for the month as well as dividend reinvestment information. Monthly statements are mailed promptly after the last business day of the month. A shareholder may elect to receive a confirmation statement after each transaction by notifying the Trust.

     ACCOUNTS BELOW MINIMUMS--The Trust reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Trust also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Trust to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

                       THIS PAGE LEFT BLANK INTENTIONALLY

                       THIS PAGE LEFT BLANK INTENTIONALLY

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

SUBADVISER - GROWTH STOCK PORTFOLIO
Sector Capital Management, L.L.C.
5350 Poplar Avenue, Suite 490
Memphis, TN  38119

SUBADVISER - UTILITIES STOCK PORTFOLIO
Miller/Howard Investments, Inc.
141 Upper Bydcliffe Road
P. O. Box 549
Woodstock, NY  12498

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215

                                                  THE FLEX-FUNDS

                                                    PROSPECTUS

                                                   APRIL 30,1998

                                 THE FLEX-FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A
                             FOR THE MUIRFIELD FUND
                             ----------------------


Part A.

Item No.  Prospectus Caption
--------  ------------------

1         Cover Page

2         Highlights
          Synopsis of Financial Information

3         Financial Highlights

4         The Trust and its Management
          Investment Objectives and Policies
          Additional Investment Policies

5         The Trust and its Management
5A        Performance Comparisons

6(a)      Other Information - Shares of Beneficial Interest
6(b)      Not applicable
6(c)      Other Information - Shares of Beneficial Interest
6(d)      Not applicable
6(e)      Highlights
6(f)(g)   Income Dividends and Taxes
6(h)      Cover Page
          Other Information - Investment Structure

7(a)      Not applicable
7(b)      How Net Asset Value is Determined
7(c)      Exchange Privilege
          Flex-funds Retirement Plans
          Other Shareholder Services
7(d)      How to Buy Shares
7(e)(f)   Distribution Plan

8(a)      How to Make Withdrawals (Redemptions)
8(b)      Not applicable
8(c)      Shareholder Accounts
8(d)      How to Make Withdrawals (Redemptions)

9         Not applicable

PROSPECTUS                                                       APRIL 30, 1998

                            THE FLEX-FUNDS
                          THE MUIRFIELD FUND

                          6000 Memorial Drive
                           Dublin, OH 43017
                              614-760-2159

     THE FLEX-FUNDS ARE A FAMILY OF MUTUAL FUNDS ORGANIZED AS A BUSINESS TRUST (THE "TRUST") CONSISTING OF FIVE SEPARATE PORTFOLIOS (THE "FUNDS"), EACH OF WHICH HAS SEPARATE INVESTMENT OBJECTIVES AND POLICIES. THE MUIRFIELD FUND'S OBJECTIVE IS GROWTH OF CAPITAL THROUGH INVESTMENT IN THE SHARES OF OTHER MUTUAL FUNDS. THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE MUIRFIELD FUND (THE "FUND") BY INVESTING ALL OF THE INVESTABLE ASSETS OF THE FUND IN THE MUTUAL FUND PORTFOLIO (THE "PORTFOLIO"), A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE CONCEPT, SEE "INVESTMENT OBJECTIVES AND POLICIES" AND "OTHER INFORMATION -- Shares of Beneficial Interest and Investment Structure."

     The Portfolio places a high degree of importance on maintaining and protecting portfolio values from adverse market conditions. Consequently, the Portfolio employs flexible investment strategies.

     There are no commissions, fees or charges for the purchase or redemption of shares, although the Fund has adopted a Rule 12b-1 distribution plan for using as much as 2/10 of 1% of net assets annually to aid in the distribution of shares.

                       FLEXIBLE INVESTMENT STRATEGIES

     The Mutual Fund Portfolio may be invested DEFENSIVELY, for temporary periods, if the Portfolio's investment adviser deems it advisable because of adverse market conditions. A defensive position will be adopted in a manner which the investment adviser considers to be most consistent with the Portfolio's objective, policies and restrictions. Because the Fund may invest defensively, it is classified as an asset allocation fund.

                        ADDITIONAL INFORMATION


     This Prospectus sets forth basic information about the Trust and The Muirfield Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Trust at the address given above or by calling: 1-800-325-FLEX, or (614) 760-2159.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
  STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
   THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                               OFFENSE.

                INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.
                          PROSPECTUS -- APRIL 30, 1998

--------------------------------------------------------------------------------
                                   Highlights
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: The Muirfield Fund's investment objective is growth of capital through investment in the shares of other mutual funds. The Trust seeks to achieve the Fund's objective by investing all of the investable assets of the Fund in a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. See "Investment Objectives and Policies."

LIQUIDITY: The Trust is an open-end investment company. The Muirfield Fund continuously offers and redeems shares of beneficial interest at prevailing net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

NO SALES OR REDEMPTION CHARGES: There are no commissions, fees or charges for the purchase or redemption of shares. See "Synopsis of Financial Information," "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."


RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan --401(k), Individual Retirement Account (IRA), Roth IRA, Education IRA, Simple IRA, Simplified Employee Pension (SEP), and a number of other special shareholder services.


MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account, for which the minimum is $500. Subsequent investments must be at least $100. The Trust has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. The shareholder will be given 30 days' written notice and an opportunity to restore his account to $1,000 ($500 for an IRA). See "How to Buy Shares," "Other Shareholder Services" and "Shareholder Accounts."

INVESTMENT ADVISER AND MANAGER: R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an Investment Adviser to individuals, retirement plans, corporations and foundations since 1974. See "The Trust and Its Management."

DISTRIBUTION PLAN: The Muirfield Fund has adopted a Rule 12b-1 distribution plan for using as much as 2/10 of 1% of average net assets annually to aid in the distribution of shares. See "Distribution Plan."

HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Orders accompanied by payment (ordinary check, bank check, bank wire, and money order) are accepted immediately and priced at the next determined net asset value per share after receipt of the order. See "How to Buy Shares" and "How Net Asset Value is Determined."

SHAREHOLDER INQUIRIES: Shareholder inquiries should be directed to the Fund by writing or telephoning the Fund at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry only if the shareholder identifies the account by account number or by the taxpayer identification number listed on the account.

--------------------------------------------------------------------------------
                        SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------


                                                  THE MUIRFIELD
                                                       FUND

SHAREHOLDER TRANSACTION EXPENSES

     Maximum Sale Load Imposed on Purchases..........  none
     Maximum Deferred Sales Load.....................  none
     Maximum Sales Load Imposed on
         Reinvested Dividends........................  none
     Redemption Fees.................................  none
     Exchange Fee....................................  none

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
     Management Fees.................................  0.79%
     Distribution Plan
         (12b-1 Fees)**..............................  0.19%
     Other Expenses..................................  0.31%

     TOTAL FUND OPERATING EXPENSES*..................  1.29%

EXAMPLE

     An investor would pay the following expense on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

                  FUND                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------------------------    ------   -------   -------   --------

The Muirfield Fund                       $13       $41       $71       $156

     *Expenses used in these illustrations are based upon expenses actually incurred for both The Muirfield Fund and its proportionate share of expenses from its corresponding Portfolio, the Mutual Fund Portfolio, for the year ended December 31, 1997.


     **Distribution Plan Expense: The Fund is party to agreements whereby consultant companies or individuals (including two Trustees), are paid for explaining the Fund, its investment objective and policies, and the Trust's retirement plans, to clients. Other distribution plan expense includes: the expense of printing and mailing prospectuses, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Fund shares. (See "Distribution Plan.")

     The table on the preceding page is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose a sales charge, exchange fee or redemption fee with the following exceptions. The custodian of IRA accounts charges a $5.00 annual maintenance fee and the transfer agent charges IRA accounts a $7.00 fee if the account is totally liquidated. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and Its Management" and "Distribution Plan."

     Principally because there is no duplication of fees or expenses between the Trust and the Portfolio, the Board of Trustees of the Trust believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" in the Statement of Additional Information.

     THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE ARE FOR ILLUSTRATIVE PURPOSES ONLY. THE INVESTMENT RATE OF RETURN AND EXPENSES SHOULD NOT BE CONSIDERED AS REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR PAST OR FUTURE EXPENSES, RESPECTIVELY, AS ACTUAL RATES OF RETURN AND EXPENSES MAY BE MORE OR LESS THAN THE RATE AND AMOUNTS SHOWN.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights for The Muirfield Fund are listed below. This information has been audited in conjunction with the annual audit of the financial statements of The Muirfield Fund and its corresponding Portfolio by KPMG Peat Marwick LLP, independent certified public accountants, for each of the periods ended December 31, 1988 through December 31, 1997.

                                                                    THE MUIRFIELD FUND

                                             1997    1996     1995     1994     1993     1992    1991     1990     1989     1988*
                                             ----    ----     ----     ----     ----     ----    -----    ----     ----     -----
Net Asset Value, Beginning of period        $5.47    $5.73   $5.34    $5.36    $6.25    $6.43    $5.22   $5.84    $5.31    $5.00
INCOME FROM INVESTMENT OPERATIONS

     Net investment income (loss)            0.11     0.10    0.06     0.14    (0.01)    0.06     0.07    0.22     0.10     0.08
     Net Gains or (Losses) on Securities

     (BOTH REALIZED AND UNREALIZED)          0.91     0.25    1.31     0.00     0.45     0.34     1.41   (0.10)    0.62     0.23
----------------------------------------------------------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS             1.02     0.35    1.37     0.14     0.44     0.40     1.48    0.12     0.72     0.31
----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS

     Dividends (from net investment income) (0.11)  (0.10)   (0.06)   (0.14)   (0.02)   (0.06)   (0.27)  (0.10)   (0.08)      -
     DISTRIBUTIONS (FROM CAPITAL GAINS)     (0.91)  (0.51)   (0.92)   (0.02)   (1.31)   (0.52)     -     (0.64)   (0.11)      -
----------------------------------------------------------------------------------------------------------------------------------


TOTAL DISTRIBUTIONS                         (1.02)  (0.61)   (0.98)   (0.16)   (1.33)   (0.58)   (0.27)  (0.74)   (0.19)      -
----------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD              $5.47   $5.47    $5.73    $5.34    $5.36    $6.25    $6.43   $5.22    $5.84    $5.31
----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN                                18.59%   5.99%   25.82%    2.70%    8.11%    6.91%   29.83%   2.33%   13.95%    6.20%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

  Net Assets, End of Period ($000)         130,783  121,335  111,751  83,119   73,063  55,280   43,276   29,482   26,031   24,589
  Ratio of Expenses to Average Net Assets    1.29%   1.19%    1.26%    1.22%    1.26%   1.40%    1.50%    1.52%    1.53%   1.42%+
  Ratio of Net Income (Loss) to Average
      Net Assets                             1.69%   1.54%    0.97%    2.55%   (0.13%)  1.05%    1.25%    4.46%    1.65%   5.02%+
  Portfolio Turnover Rate(1)               395.42%  297.41%  186.13%  168.17%  279.56%  324%     107%     649%     202%     63%

*For the period August 10, 1988 to December 31, 1988
+Annualized

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information Dated April 30, 1998.

--------------------------------------------------------------------------------
                             PERFORMANCE COMPARISONS
--------------------------------------------------------------------------------


[Line Graph] The following information was
             presented as a line graph.

THE MUIRFIELD FUND VS. THE S&P 500 COMPOSITE STOCK PRICE INDEX
AND MORNINGSTAR AVERAGE ASSET ALLOCATION FUND
The Growth of $10,000 (8/10/88 to 12/31/97)
                                                              THE MUIRFIELD FUND
                                                                AVERAGE ANNUAL
                The       The S&P 500     Morningstar's          TOTAL RETURN
             Muirfield   Composite Stock  Average Asset
                FUND      PRICE INDEX*    ALLOCATION FUND           1 YEAR
                ----      ------------    ---------------           18.59%
             $10,000        $10,000          $10,000
     1988    $10,620        $10,382          $10,270                5 YEARS
     1989    $12,102        $13,671          $12,022                11.92%
     1990    $12,383        $13,244          $12,176
     1991    $16,077        $17,281          $14,969            SINCE INCEPTION
     1992    $17,188        $18,598          $16,216               (8/10/88)
     1993    $18,581        $20,469          $18,104                12.48%
     1994    $19,083        $20,739          $17,787
     1995    $24,010        $28,523          $22,086
     1996    $25,449        $35,068          $24,803
     1997    $30,180        $45,940          $28,922

The graph depicting the growth of $10,000 and the average annual total returns for The Muirfield Fund are representative of past performance and are not intended to indicate future performance.

*The returns of the various indexes are from the beginning or end of the month nearest the Fund's inception to the end of the calendar year.

The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and accounting fees. The Fund's performance reflects the deduction of fees for these value added services.

1997 IN REVIEW.

The total return of The Muirfield Fund was 18.59 percent during 1997. This compares with the return of the average Asset Allocation Fund, as reported by Morningstar, Inc., of 16.72 percent during 1997. The S&P 500 Composite Stock Price Index provided a return of 33.35 percent during 1997.

Due to increased volatility caused in part by the Federal Reserve Board's decision in March to raise interest rates, The Muirfield Fund adopted several partially defensive positions during the first quarter of 1997 before gaining full exposure to the stock market during the second quarter. Throughout much of the first half of 1997, the Fund achieved its stock market exposure through investment in large-capitalization, growth-oriented mutual funds and via exposure to the S&P 500 Index, which outperformed many small-capitalization, high-technology stocks during this period. The Fund underwent a fairly substantial change during the latter part of the second quarter and into the third quarter, as it shifted its focus from an emphasis on mutual funds that invest in large-capitalization stocks to a 50-50 split between large-cap and mid- to small-cap mutual funds. As market conditions worsened during October, the Manager's discipline dictated that it reduce the Fund's equity exposure to 55 percent. Following the October correction, the Fund maintained its partially defensive position through mid-November, after which it gradually increased its equity exposure to approximately 90%. Then, by mid-December, the Manager believed that the market had deteriorated significantly enough to warrant a return to a partially defensive position, where the Fund remained at year's end.

--------------------------------------------------------------------------------
                       INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

     The Muirfield Fund and the Mutual Fund Portfolio have their own separate investment objectives and policies, as set forth below. These investment objectives and policies, which are identical, are not fundamental and may be changed by their respective Trustees without approval of the Fund's shareholders, or approval of the Portfolio's investors. No such change would be made in the Fund, or Portfolio, without 30 days written notice to shareholders. The Trust seeks to achieve the Fund's investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund which invests its assets in a corresponding Portfolio, see "Other Information--Investment Structure."

     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.

     The investment objective of the Portfolio is growth of capital. The Portfolio will seek to attain its investment objective through investment in the shares of open-end investment companies--commonly called mutual funds. Under normal circumstances, at least 65% of the value of the Portfolio's total assets will be invested in mutual funds. The underlying mutual funds will consist of diversified mutual funds which invest primarily in common stock or securities convertible into or exchangeable for common stock (such as convertible preferred stock, convertible debentures or warrants) and which seek long-term growth or appreciation, with current income typically of secondary importance. Underlying funds may include funds which concentrate investments in a particular industry sector, or which leverage their investments. The Portfolio will not invest in other Funds of the Flex-funds family of funds or the Flex-Partners family of funds, the corresponding portfolios of which are also managed by the Investment Adviser.

     The Portfolio will generally purchase "no-load" mutual funds, which are sold and purchased without a sales charge. However, the Portfolio may purchase "load" mutual funds only if the load, or sales commission, is by previous agreement waived for purchases or sales made by the Portfolio.

     The Portfolio may at times desire to gain exposure to the stock market through the purchase of "Index" funds (funds which purchase stocks represented in popular stock market averages) with a portion of its assets. "Index" funds may be purchased with a portion of the Portfolio's assets at times when the Investment Adviser's selection process identifies the characteristics of a particular index to be more favorable than those of other mutual funds available for purchase. If, in the Investment Adviser's opinion, the Portfolio should have exposure to certain stock indices and the Portfolio can efficiently and effectively implement such a strategy by directly purchasing the common stocks of a desired index for the Portfolio itself, it may do so.

     An investor in the Fund should recognize that he may invest directly in mutual funds and that by investment in mutual funds indirectly through the Portfolio, he will bear not only his proportionate share of the expenses of the Portfolio (including operating costs and investment advisory and administrative fees) but also indirectly similar expenses of the underlying mutual funds.

     See the Trust's Statement of Additional Information for other details.

--------------------------------------------------------------------------------
                         ADDITIONAL INVESTMENT POLICIES
--------------------------------------------------------------------------------

MONEY MARKET INSTRUMENTS AND BONDS

     When investing in money market instruments or bonds, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities:

     o U. S. Government Securities and Securities of its Agencies and Instrumentalities.

     o    Bank Obligations and Instruments Secured Thereby.

     o High Quality Commercial Paper -- The Mutual Fund Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     o Private Placement Commercial Paper -- unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Trustees have determined that the Portfolio may invest up to 35% of its assets, at cost on the date of purchase, in private placement commercial paper.

     o High Grade Corporate Obligations -- obligations rated at least A by Standard & Poor's or Moody's.

     o Repurchase Agreements Pertaining to the Above -- The Portfolio may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System. Repurchasing agreements usually are for short periods, such as one week or less, but could be longer. The Portfolio will not invest more than 10% of its net assets, at time of purchase, in repurchase agreements which mature in excess of seven days or in other illiquid or not readily marketable securities.

     The Fund is an asset allocation fund. The Manager's tactical asset allocation discipline, called "defensive investing," has addressed the asset allocation decision by making shifts in the mix of stocks, bonds and cash in a portfolio.

HEDGING STRATEGIES

     The Portfolio may engage in hedging transactions in carrying out its investment policies. A hedging program may be implemented for the following reasons: (1) To protect the value of specific securities owned or intended to be purchased while the Investment Adviser is implementing a change in the Portfolio's investment position; (2) To protect portfolio values during periods of extraordinary risk without incurring transaction costs associated with buying or selling actual securities; and (3) To utilize the "designated hedge" provisions of Sub-Chapter M of the Internal Revenue Code as a permitted means of avoiding taxes that would otherwise have to be paid on gains from the sale of portfolio securities.

     A hedging program involves entering into an "option" or "futures" transaction in lieu of the actual purchase or sale of securities. At present, many groups of common stocks (stock market indices) may be made the subject of futures contracts, while government securities such as Treasury Bonds and Notes are among debt securities currently covered by futures contracts.

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Accordingly, these financial futures contracts or related options used by the Portfolio to implement is hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     The Portfolio will not engage in transactions in financial futures contracts or related options for speculation but only as a hedge against changes in the market value of securities held in the Portfolio, or which it intends to purchase, and where the transactions are economically appropriate to the reduction of risks inherent in the ongoing management of the Portfolio.

     For certain regulatory purposes, the Commodity Futures Trading Commission ("CFTC") limits the types of futures positions that can be taken in conjunction with the management of a securities portfolio for mutual funds, such as The Flex-funds. All futures transactions for the Portfolio will consequently be subject to the restrictions on the use of futures contracts established in CFTC rules, such as observation of the CFTC's definition of "hedging." In addition, whenever the Portfolio establishes a long futures position, it will set aside cash or cash equivalents equal to the underlying commodity value of the long futures contracts held by the Portfolio. Although all futures contracts involve leverage by virtue of the margin system applicable to trading on futures exchanges, the Portfolio will not, on a net basis, have leverage exposure on any long futures contracts that it establishes because of the cash set aside requirement. All futures transactions can produce a gain or a loss when they are closed, regardless of the purpose for which they have been established. Unlike short futures contracts positions established to protect against the risk of a decline in value of existing securities holdings, the long futures positions established by the Portfolio to protect against reinvestment risk are intended to protect the Portfolio against the risks of reinvesting portfolio assets that arise during periods when the assets are not fully invested in securities.

     The Portfolio may not purchase or sell financial futures or purchase related options if immediately thereafter the sum of the amount of margin deposits on the Portfolio's existing futures positions and premiums paid for related options would exceed 5% of the market value of the Portfolio's total assets.

     The Portfolio expects that any gain or loss on hedging transactions will be substantially offset by any gain or loss on the securities underlying the contracts or being considered for purchase. There can be no guaranty that the Portfolio will be able to realize this objective and, as noted below under "Risk Factors", there are some risks in utilizing a hedging strategy.

RISK FACTORS

     The Mutual Fund Portfolio will be invested in securities which fluctuate in market value, so net asset value per share will fluctuate as well. The Portfolio may have more than five percent of its assets invested in one fund. If the underlying fund performs poorly, this could negatively affect the value of the Portfolio. Thus, there is no guarantee that a shareholder will receive the full amount of his investment upon the redemption of shares. The Portfolio does, however, seek to minimize the risk of loss through a selection of diversified funds and, at times, the use of hedging techniques and defensive investment strategies. Hedging involves risks which are not present in some other mutual funds with similar objectives (See "Hedging Strategies.")

     Put and call option contracts involve some risk. For example, the total premium paid for an option contract could be lost if the Portfolio does not sell the contract or exercise the contract prior to its expiration date.

     Futures contracts likewise involve some risk. It is possible that the contract(s) selected by the Investment Adviser will not follow exactly the price movement of the securities covered by the contract. If this occurs, the objective of the hedging strategy may not be successful.

     Although the Portfolio will invest in a number of underlying mutual funds, this practice will not eliminate investment risk. To the extent that the Mutual Fund Portfolio invests in underlying funds which leverage investments or concentrate investments in one industry, an investment in the Portfolio will indirectly entail the additional risks associated with these practices. Leveraged mutual funds may have higher volatility than the over-all market or other mutual funds. This may result in greater gains or losses than the over-all market or other non-leveraged mutual funds. Mutual funds which concentrate investments in a single industry lack normal diversification and are exposed to losses stemming from negative industry-wide developments.

     The Portfolio may invest in private placement commercial paper and repurchase agreements with banks and securities brokers.

     All repurchase agreements entered into by the Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller of a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income.

     Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

PORTFOLIO TURNOVER


     Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in the Portfolio. High transaction costs could result when compared with other funds. Trading may also result in realization of net short-term capital gains upon which shareholders may be taxed at ordinary tax rates when distributed from the Fund. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. The Portfolio's portfolio turnover rate for 1997 was 395%.


--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust is a diversified, open-end management investment company organized as a Massachusetts Business Trust on December 31, 1991 as the successor to a Pennsylvania Business Trust organized on April 30, 1982. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974. The Manager served as the Fund's investment adviser from its inception in 1988 until January of 1993, at which time the investment by the Fund in the Portfolio was implemented. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel.

     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S.

Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Adviser Dealer Services, Inc., a registered broker-dealer; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.


     Robert S. Meeder, Jr. and Philip A. Voelker are the portfolio managers primarily responsible for the day-to-day management of the Mutual Fund Portfolio. Mr. Meeder is a Trustee and Vice President of The Flex-funds and The Flex-Partners, Trustee and Vice President of the Mutual Fund Portfolio and President/Portfolio Manager of R. Meeder & Associates, Inc. Mr. Meeder has been associated with the Manager since 1983 and has managed the Portfolio since 1988.

     Mr. Voelker is a Vice President and Trustee of the Portfolio, Vice President of The Flex-funds and The Flex-Partners, and Senior Vice President of the Manager. Mr. Voelker has been associated with the Manager since 1975 and began co-managing the Portfolio on April 30, 1998.


     The Manager earns an annual fee, payable in monthly installments, for the Portfolio at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of the Portfolio's average net assets. These fees are higher than the fees charged to most other investment companies.


     Accounting, stock transfer, dividend disbursing, and shareholder services are provided to the Portfolio and the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services in the Portfolio is $7,500. Subject to the applicable minimum fee, the fee is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer, dividend disbursing and shareholder support services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1997, total payments to Mutual Funds Service Co. amounted to $240,297 for the Fund and Portfolio.


     Information concerning the Trustees and officers of both the Trust and the Portfolio appears in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Trust has adopted a distribution expense plan (the "Plan") which authorizes The Muirfield Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. This Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."

     The Trust may expend in the Fund as much as, but not more than, 2/10 of 1% of its average net assets annually pursuant to the Plan. The Fund does not make Plan payments with respect to any of the other Funds of the Trust, nor are any of its Plan payments made by any of the other Funds.

     The Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Trust.

     The Trust has entered into agreements whereby Consultants (including two Trustees) are paid for their assistance in explaining and interpreting the Trust, its investment objectives and policies, and its retirement plans to their clients. Under these agreements, Consultants are paid quarterly compensation by the Trust on the average value of Muirfield Fund shares held by their clients. Although the compensation is thus seen to be continuing, the Trust retains the right to terminate any Consultant's agreement on 60 days' notice, without further obligation beyond the date of termination.

     Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.


     Total payments made in The Muirfield Fund under the Plan for the period ended December 31, 1997, as a percentage of average net assets, amounted to 0.19%. (See "Synopsis of Financial Information.")


--------------------------------------------------------------------------------
                           INCOME DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     It is the policy of the Trust to distribute substantially all of its net income. The Fund's net income consists of the income it earns from its investment in the Mutual Fund Portfolio, less expenses. The Fund also intends to distribute its net capital gains, if any, to its shareholders annually.

     The Muirfield Fund declares and pays dividends from net investment income, if any, on a quarterly basis. All such dividends of net income are automatically reinvested in additional shares at the net asset value on the last business day of each month. A shareholder may elect to receive such dividends in cash either by checking the appropriate box on the New Account Application, or by notifying the Trust in writing.

     The Internal Revenue Code of 1986 imposes on the Fund a nondeductible excise tax unless the Fund distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 (the "Tax Act") provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December. Distribution dates and the amounts paid, if any, are subject to determination by the Board of Trustees.

     Dividends and capital gains distributions are ordinarily taxable to shareholders in the year distributed. However, under the Tax Act, the Fund is permitted to make distributions up to February 1 and have them apply to the previous tax year. The Muirfield Fund expects to make such a distribution in future years.

     A shareholder is taxed on capital gains and income realized by the Fund, regardless of the length of time he has been a shareholder. Thus a shareholder may receive capital gains distributions shortly after purchasing shares, and this will reduce the market value of the shares by the amount of the distribution. The shareholder will not be able to recognize the resultant loss in value for tax purposes until the shares are sold at a later date. In the case of some mutual funds this effect can be substantial. In the case of The Muirfield Fund, which frequently liquidates its portfolio for defensive purposes and therefore tends not to realize large capital gains accumulated over a long period of time, the effect is not expected to be substantial.

     Dividends and capital gains distributions are taxable to the shareholder whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each Shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed during the calendar year.

     The Trust files federal income tax returns for each of its Funds. Each Fund is treated as a separate entity for federal income tax purposes. The Fund also intends to comply with Subchapter M of the Internal Revenue Code, which imposes such restrictions as (1) appropriate diversification of its portfolio of investments; and (2) realization of 90% of its annual gross income from dividends, interest, and gains from the sale of securities. The Fund might deviate from this policy, and incur a tax liability, if this were necessary to fully protect shareholder values. The Trust qualified as a "regulated investment company" for each of the last fifteen fiscal years.

     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state, and local taxes.

     The Fund is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

--------------------------------------------------------------------------------
                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share is determined at each closing of the New York Stock Exchange each day the Exchange is open for business and each other day during which there is a sufficient degree of trading that the current net asset value of the Fund's shares might be materially affected by changes in the value of the securities held by the Portfolio. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less its liabilities, by the total number of its shares of beneficial interest outstanding at the time.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

     From time to time, the Fund may publish performance information and may include such information in advertisements, sales literature or shareholder reports. It will do so in accordance with methods which are described in the Statement of Additional Information.


     "Total return" quotations for The Muirfield Fund will be expressed in terms of average annual compounded rates of return for the periods quoted, and will assume that all dividends and distributions were reinvested in additional shares. When applicable, the periods of time shown will be for a one-year period, a five-year period, a ten-year period and since inception.


     Comparative performance information may be used from time to time in advertising or marketing information relative to the Fund, including data from Lipper Analytical Services, Inc., Morningstar Mutual Fund Report and other publications.

     THE TOTAL RETURN FIGURES INCLUDED IN ADVERTISEMENTS, SALES LITERATURE OR SHAREHOLDER REPORTS WILL BE BASED ON HISTORICAL PERFORMANCE AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest with a par value of $.10 per share. Shares are fully paid, nonassessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of the Trust by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     The Portfolio, in which all the assets of the Fund will be invested, is organized as a trust under the laws of the State of New York. The Portfolio's Declaration of Trust provides that the Fund and other entities investing in the Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of the Portfolio. However, the risk of the Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither the Fund nor its shareholders will be adversely affected by reason of the Fund's investing in the Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of the Portfolio, the Trust will hold a meeting of the Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objectives by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objectives as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling: 1-800-325-FLEX, or (614) 760-2159.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objective, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Fund may withdraw its investment from the Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objectives as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect to the Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objectives and Policies," except as otherwise expressly provided herein, the Fund's investment objective and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     For descriptions of the investment objectives and policies of the Portfolio, see "Investment Objectives and Policies" and "Additional Investment Policies." For descriptions of the management and expenses of the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" and "Officers and Trustees" in the Statement of Additional Information.


YEAR 2000

     Like other mutual funds and businesses, the Fund could be adversely affected if the computer systems used by the Adviser, Mutual Funds Service Co. and other service providers to the Fund are unable to process and calculate date-related information and data from and after January 1, 2000. Therefore, the Adviser and Mutual Funds Service Co. are currently taking steps they believe are reasonably designed to assess any potential Year 2000 problems affecting the computer systems upon which they or the Fund rely. In addition, the Fund has obtained reasonable assurances that comparable steps are being taken by its other service providers. All service providers have informed the Fund that they plan to be Year 2000 compliant by the end of 1998, and the Fund will continue to monitor their progress.


--------------------------------------------------------------------------------
                               SHAREHOLDER MANUAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     Shares are offered continuously and sold without a direct sales charge, although the Fund does pay some consultants for services in explaining the Fund, its investment policies and restrictions, and retirement plans to their clients. (See "Distribution Plan" and "Synopsis of Financial Information".) Shares of The Muirfield Fund are sold at the net asset value per share next determined after receipt by The Muirfield Fund or the authorized service agent or sub-agent of both a purchase order and payment. (See "How Net Asset Value is Determined.")

     MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

     OPENING AN ACCOUNT --You may open an account by mail or bank wire as follows:

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Muirfield Fund must accompany the New Account Application. Payment may be made by check or Federal Reserve Draft payable to The Muirfield Fund and should be mailed to the following address:

     THE FLEX-FUNDS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017

     BY BANK WIRE: If the wire order is for a new account in the Fund, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call

     1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         STAR BANK, N.A. CINTI/TRUST
                  (ABA #: 042-00001-3)

         ATTENTION: THE FLEX-FUNDS
                    MUIRFIELD FUND

         Credit Account Number (account number for Fund as follows):

                  Muirfield Fund--
                           Account Number 930-5731

                  Account Name (your name)

         Personal Account No. (your Muirfield Fund account number)

     On new accounts, a completed application must be sent to The Flex-funds c/o
R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS--Subsequent investments in an existing account in the Fund may be made by mailing a check payable to The Muirfield Fund (please include your account number on the check) and mail as follows:

              THE FLEX-FUNDS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY THE FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the Fund will result in a delay of the effective date of your purchase.

     AUTOMATIC ACCOUNT BUILDER--Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")

     WHEN PURCHASES ARE EFFECTIVE--New account applications for The Muirfield Fund, when accompanied by payment, are accepted immediately and the shares are priced at the next determined net asset value per share. Subsequent purchase orders are handled the same way, except on purchases made by telephone, payment is due within one business day.

     If a shareholder's check is dishonored, the purchase and any dividends paid thereon, if any, will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward the proceeds promptly once the check has cleared.

     FINANCIAL INSTITUTIONS--You may buy shares or sell shares of the Fund through a broker or financial institution who may charge you a fee for this service. If you are purchasing shares of the Fund through a program of services offered or administered by a securities dealer or financial institution, you should read the program materials in conjunction with this Prospectus.

     Certain financial institutions that have entered into sales agreements with the Fund may enter confirmed purchase orders on behalf of customers by telephone to purchase shares of the Fund. Payment is due no later than the Fund's pricing on the following business day. If payment for the purchase of shares is not received in a timely manner, the financial institution could be held liable for any loss incurred by the Fund.

--------------------------------------------------------------------------------
                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL--A shareholder may redeem shares by mailing a written request in good order to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Trust does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Trust may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE--A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Trust. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     Neither the Trust nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures MFSCo or the Trust may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

     WHEN REDEMPTIONS ARE EFFECTIVE--Redemptions are made at the net asset value per share next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE--Amounts withdrawn by telephone are normally mailed or wired on the next Columbus, Ohio business day following the effective date of the order for withdrawal. Amounts withdrawn by mail are normally sent by mail within one business day after request is received, and must be mailed within seven days with the following exception: If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected which could be fifteen (15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     A shareholder may exchange shares of the Fund for shares of any other Flex-funds' fund that are available for sale in your state at their respective net asset values. Exchanges are subject to applicable minimum initial and subsequent investment requirements.

     It will be necessary to complete a separate New Account Application if:

          1. a shareholder wishes to register a new account in a different name;

          2.   a shareholder wishes to add telephone redemption to an account;
               or

          3. a shareholder wishes to have check-writing redemption privileges in a Money Market Fund account.

     Exchange requests may be directed to the Fund by telephone or written request. If a shareholder request is in valid form, and is accepted before the close of the Fund's business day, shares will be exchanged that day.

BY MAIL:

     Exchange requests may also be made in writing and should be sent to The Flex-funds, c/o R. Meeder & Associates, Inc., P. O. Box 7177, Dublin, Ohio 43017. The letter must be signed exactly as the shareholder's name appears on the Fund's account records.

BY TELEPHONE:

     Exchange requests may be made by telephone: call 1-800-325-FLEX, or call
(614) 760-2159. You may make exchanges by telephone if you have telephone redemption privileges for your current investment account and the registration of additional accounts will be identical. Neither the Fund nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone exchange request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the exchange. If MFSCo fails to follow reasonable procedures, MFSCo or the Fund may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone exchange privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone exchange. Other information may also be required and calls may be recorded.

     Any exchange involves a redemption of all or a portion of the shares in the Fund and an investment of the redemption proceeds in shares of one of the other Flex-funds' funds. The exchange will be based on the respective net asset values of the shares involved, ordinarily at the value next determined after the request is received. An exchange may be delayed briefly if redemption proceeds will not be available immediately for purchase of newly acquired shares. The exchange privilege may be modified or terminated at any time. The exchange privilege is designed to accommodate changes in shareholder investment objectives. In addition, the Fund reserves the right to reject any exchange request and to limit a shareholder's use of the exchange privilege.

     The exchange of shares of the Fund for shares of another Flex-funds' fund is treated for federal income tax purposes as a sale of the shares given in exchange. A shareholder may realize a taxable gain or loss on an exchange, and he should consult his tax adviser for further information concerning the tax consequences of an exchange.

--------------------------------------------------------------------------------
                           FLEX-FUNDS RETIREMENT PLANS
--------------------------------------------------------------------------------


     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), Roth IRA, Education IRA, Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.

     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in the Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.


     DIRECT DEPOSIT: Investments of $100 or more may be directly deposited into your account. Shareholders wishing to have one or more institutions electronically transfer funds into their account should contact the Trust for information on this service. There is no charge associated with this service.


     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application. The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS: The Trust's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Trust.

     DISTRIBUTOR: Shares of the Fund are sold by the Trust itself in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Fund maintains an account for each shareholder in full and fractional shares. The Fund reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENTS--All purchase and sale transactions, and dividend reinvestments, are confirmed promptly after they become effective.

     ACCOUNTS BELOW MINIMUMS--The Fund reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 ($500 for an IRA) as a result of redemptions by the shareholder. The Fund also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Fund to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215

            TABLE OF CONTENTS                        THE FLEX-FUNDS
                                      Page         THE MUIRFIELD FUND

Highlights..............................2              PROSPECTUS
Synopsis of Financial Information.......3
Financial Highlights....................4             APRIL 30,1998
Performance Comparisons.................5
Investment Objectives and Policies......6
Additional Investment Policies..........7
The Trust and Its Management...........10
Distribution Plan......................12
Income Dividends and Taxes.............12
How Net Asset Value is Determined......14
Performance Information................14
Other Information......................14
SHAREHOLDER MANUAL
How to Buy Shares......................17
How to Make Withdrawals (Redemptions)..19
Exchange Privilege.....................20
Flex-funds Retirement Plans............22
Other Shareholder Services.............21
Shareholder Accounts...................22

                                 THE FLEX-FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A
                            FOR THE MONEY MARKET FUND
                            -------------------------


Part A.

Item No.      Prospectus Caption
--------      ------------------

1             Cover Page

2             Highlights
              Synopsis of Financial Information

3             Financial Highlights

4             The Trust and its Management
              Investment Objectives and Policies

5             The Trust and its Management
5A            Performance Comparisons

6(a)          Other Information - Shares of Beneficial Interest
6(b)          Not applicable
6(c)          Other Information - Shares of Beneficial Interest
6(d)          Not applicable
6(e)          Highlights
6(f)(g)       Income Dividends and Taxes
6(h)          Cover Page
              Other Information - Investment Structure

7(a)          Not applicable
7(b)          How Net Asset Value is Determined
7(c)          Exchange Privilege
              Flex-funds Retirement Plans
              Other Shareholder Services
7(d)          How to Buy Shares
7(e)(f)       Distribution Plan

8(a)          How to Make Withdrawals (Redemptions)
8(b)          Not applicable
8(c)          Shareholder Accounts
8(d)          How to Make Withdrawals (Redemptions)

9             Not applicable

                          PROSPECTUS -- APRIL 30, 1998

                                 THE FLEX-FUNDS
                              THE MONEY MARKET FUND

                INVESTMENT ADVISER: R. MEEDER & ASSOCIATES, INC.

                               6000 Memorial Drive
                                Dublin, OH 43017
                                  614-760-2159

     THE FLEX-FUNDS ARE A FAMILY OF MUTUAL FUNDS ORGANIZED AS A BUSINESS TRUST (THE "TRUST") CONSISTING OF FIVE SEPARATE PORTFOLIOS (THE "FUNDS"), EACH OF WHICH HAS SEPARATE INVESTMENT OBJECTIVES AND POLICIES. THE MONEY MARKET FUND'S OBJECTIVE IS CURRENT INCOME AND STABLE ASSET VALUES THROUGH INVESTMENT IN A PORTFOLIO OF MONEY MARKET INSTRUMENTS. THE TRUST SEEKS TO ACHIEVE THE INVESTMENT OBJECTIVE OF THE MONEY MARKET FUND (THE "FUND") BY INVESTING ALL OF THE INVESTABLE ASSETS OF THE FUND IN THE MONEY MARKET PORTFOLIO (THE "PORTFOLIO"), A CORRESPONDING OPEN-END MANAGEMENT INVESTMENT COMPANY HAVING THE SAME INVESTMENT OBJECTIVE AS THE FUND. ACCORDINGLY, INVESTORS SHOULD CAREFULLY CONSIDER THIS INVESTMENT APPROACH. FOR ADDITIONAL INFORMATION REGARDING THIS UNIQUE CONCEPT, SEE "INVESTMENT OBJECTIVE AND POLICIES" AND "OTHER INFORMATION -- Shares of Beneficial INTEREST AND INVESTMENT STRUCTURE."

     THE FUND WILL SEEK TO MAINTAIN A CONSTANT NET ASSET VALUE OF $1 PER SHARE, ALTHOUGH THERE IS NO ASSURANCE IT WILL BE ABLE TO DO SO. INVESTMENTS IN FUND SHARES ARE NEITHER INSURED NOR GUARANTEED BY THE U. S. GOVERNMENT.

     There are no commissions, fees or charges for the purchase or redemption of shares, although the Trust has adopted Rule 12b-1 distribution plans for using as much as 2/10 of 1% of net assets annually to aid in the distribution of shares.


     This Prospectus sets forth basic information about the Trust and The Money Market Fund that a prospective investor should know before investing and it should be retained for future reference. A STATEMENT OF ADDITIONAL INFORMATION, dated April 30, 1998, has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge by contacting the Trust at the address given above or by calling: 1-800-325-FLEX, or (614) 760-2159.


          THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
        COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY
       STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
        THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.

TABLE OF CONTENTS

                                       Page

Highlights..............................2
Shareholder Inquiries...................3
Synopsis of Financial Information.......3
Financial Highlights....................5
Investment Objective and Policies.......6
The Trust and Its Management............7
Distribution Plan.......................9
Income Dividends and Taxes.............10
How Net Asset Value is Determined......11
Money Market Fund Yield................11
Other Information......................12
SHAREHOLDER MANUAL
How to Buy Shares......................14
How to Make Withdrawals (Redemptions)..16
Check-writing Redemption Procedure.....17
Exchange Privilege.....................18
Flex-funds Retirement Plans............18
Other Shareholder Services.............18
Shareholder Accounts...................19

--------------------------------------------------------------------------------
                                   HIGHLIGHTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE: The Money Market Fund's investment objective is current income and stable asset values through investment in a portfolio of money market instruments. The Trust seeks to achieve the Fund's objective by investing all of the investable assets of the Fund in a corresponding open-end management investment company (the "Portfolio") having the same investment objective as the Fund. See "Investment Objective and Policies."

LIQUIDITY: The Trust is an open-end investment company. The Money Market Fund continuously offers and redeems shares of beneficial interest at next determined net asset value per share. See "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

DIVERSIFICATION: The Fund is a diversified mutual fund because the assets of the Portfolio are restricted by the following rules: (1) No more than 5% may be invested in the securities of a single company, and (2) the Portfolio may not purchase more than 10% of any company's outstanding voting securities.

NO SALES OR REDEMPTION CHARGES: There are no commissions, fees or charges for the purchase or redemption of shares. See "Synopsis of Financial Information", "How to Buy Shares" and "How to Make Withdrawals (Redemptions)."

FREE CHECK-WRITING REDEMPTION: A supply of drafts will be supplied to any shareholder when requested. Drafts may be written in any amount not less than $100. Mutual Funds Service Co., the Transfer Agent for the Fund, will return drafts drawn on funds from purchases made by check(s) for a period of fifteen
(15) calendar days after receipt of the check(s) used to purchase shares. See "How to Make Withdrawals (Redemptions)."


RETIREMENT PLANS AND OTHER SHAREHOLDER SERVICES: The Trust offers retirement plans, which include a prototype Profit Sharing Plan, Money Purchase Pension Plan, Salary Savings Plan --401(k), Individual Retirement Account (IRA), Roth IRA, Education IRA, Simple IRA, Simplified Employee Pension (SEP), and a number of other special shareholder services. See "Flex-funds Retirement Plans."


MINIMUM INVESTMENT: A minimum investment of $2,500 is required to open an account, except an IRA account, for which the minimum is $500. Subsequent investments must be at least $100. The Trust has the right to redeem the shares in an account and pay the proceeds to the shareholder if the value of the account drops below $1,000 because of shareholder redemptions. The shareholder will be given 30 days' written notice and an opportunity to restore his account to $1,000 ($500 for an IRA). See "How to Buy Shares", "Other Shareholder Services" and "Shareholder Accounts."

INVESTMENT ADVISER AND MANAGER: R. Meeder & Associates, Inc. is the Portfolio's Investment Adviser and Manager (the "Investment Adviser" or the "Manager"). The Manager has been an Investment Adviser to individuals, retirement plans, corporations and foundations since 1974. See "The Trust and Its Management."

DISTRIBUTION PLAN: The Money Market Fund has adopted a Rule 12b-1 distribution plan for using as much as 2/10 of 1% of average net assets annually to aid in the distribution of shares. See "Distribution Plan."

HOW TO BUY SHARES: Complete the New Account Application and forward with payment as directed. Investments in The Money Market Fund are priced at the net asset value next determined after an order is received by Mutual Funds Service Co., the Transfer Agent for the Fund, provided Star Bank, N.A., (the "Bank"), the Custodian for the Fund, receives federal funds by 4:00 p.m. Eastern time that same day. The Money Market Fund intends to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. See "How to Buy Shares" and "How Net Asset Value is Determined."

--------------------------------------------------------------------------------
                              SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------

     Shareholder inquiries should be directed to the Trust by writing or telephoning the Trust at the address or telephone number indicated on the cover page of this Prospectus. To protect the confidentiality of shareholder accounts, information relating to a specific account will be disclosed pursuant to a telephone inquiry only if the shareholder identifies the account by account number or by the social security number listed on the account.

     FOR MORE INFORMATION ABOUT SPECIFIC SHAREHOLDER ISSUES, PLEASE SEE THE SHAREHOLDER MANUAL.

--------------------------------------------------------------------------------
                   SYNOPSIS OF FINANCIAL INFORMATION
--------------------------------------------------------------------------------


                                                   THE MONEY
                                                  MARKET FUND

SHAREHOLDER TRANSACTION EXPENSES
     Maximum Sale Load Imposed on Purchases.........  none
     Maximum Deferred Sales Load....................  none
     Maximum Sales Load Imposed on
          Reinvested Dividends......................  none
     Maximum Redemption Fees........................  none
     Exchange Fee...................................  none

ANNUAL FUND OPERATING EXPENSES
(As a percentage of average net assets)
     Management Fees
         (Net of Fees Waived*)......................  0.15%
     Distribution Plan
         (12b-1 Fees)**.............................  0.08%
     Other Expenses
         (After Expense Reimbursements*)............  0.17%

     TOTAL FUND OPERATING EXPENSES*
         (Net of Fees Waived and After
            Expense Reimbursements*)................  0.40%

EXAMPLE

     An investor would pay the following expense on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period.

             FUND                  1 YEAR    3 YEARS    5 YEARS    10 YEARS
-------------------------------    ------    -------    -------    --------

The Money Market Fund--Net of
     Fees Waived*                   $ 4        $13       $22          $51

     *Expenses used in these illustrations are based upon expenses actually incurred for both The Money Market Fund and its proportionate share of expenses from its corresponding Portfolio, the Money Market Portfolio, for the year ended December 31, 1997. During the year, the Investment Adviser reimbursed a portion of Fund expenses and waived a portion of its management fees in order to reduce the operating expenses of The Money Market Fund. Management fees shown as "Net of Fees Waived" are based on actual fees paid by the Fund. Had the fees not been waived and expenses not been reimbursed, Management Fees and Other Expenses, as a percentage of average net assets, would have been 0.28% and 0.23%, respectively. Total Fund Operating Expenses, as a percentage of average net assets, would have been 0.59%.


     The Investment Adviser presently intends to waive a portion of its management fees in the Money Market Portfolio to the extent necessary to achieve an effective yield for The Money Market Fund that will rank within the top 10% of yields for all general purpose money market funds in 1998. There is no guarantee that waiver of fees alone will accomplish this objective. The Investment Adviser may change this policy at any time without notice to shareholders. This would, in some circumstances, have a material adverse effect on the net income of the Fund, and the yield earned by shareholders. For planning purposes, prospective investors and shareholders should assume that expenses will be based on the maximum fee.

     **Distribution Plan Expense: The Fund is party to agreements whereby consultant companies or individuals (including two Trustees), are paid for explaining the Fund, its investment objective and policies, and the Trust's retirement plans, to clients. Other distribution plan expense includes: the expense of printing and mailing prospectuses, periodic reports and other sales materials to prospective investors; advertising; payment for marketing programs and the services of public relations consultants; and the cost of special telephone service to encourage the sale of Fund shares. (See "Distribution Plan.")

     The table on this page is meant to assist an investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. The Fund does not impose a sales charge, exchange fee or redemption fee with the following exceptions. The custodian of IRA accounts charges a $5.00 annual maintenance fee and the transfer agent charges IRA accounts a $7.00 fee if the account is totally liquidated. For more complete descriptions of the various costs and expenses of the Fund see "The Trust and Its Management", and "Distribution Plan."

     The Board of Trustees of the Fund believes that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio. For additional information concerning expenses incurred by the Fund and the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" in the Statement of Additional Information.

     THE TABLE AND HYPOTHETICAL EXAMPLE ABOVE ARE FOR ILLUSTRATIVE PURPOSES ONLY. THE INVESTMENT RATE OF RETURN AND EXPENSES SHOULD NOT BE CONSIDERED AS REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES, AS ACTUAL RATES OF RETURN AND EXPENSES MAY BE MORE OR LESS THAN THE RATE AND AMOUNTS SHOWN.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


     The financial highlights for The Money Market Fund are listed below. This information has been audited in conjunction with the annual audits of the financial statements of The Flex-funds and their corresponding Portfolios by KPMG Peat Marwick LLP, independent certified public accountants, for each of the years ended December 31, 1988 through December 31, 1997.

                                                                  THE MONEY MARKET  FUND

                                             1997    1996     1995     1994     1993     1992    1991     1990     1989     1988
                                             ----    ----     ----     ----     ----     ----    -----    ----     ----     ----
Net Asset Value, Beginning of period        $1.00   $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00
INCOME FROM INVESTMENT OPERATIONS

     NET INVESTMENT INCOME                  0.053    0.05     0.06     0.04     0.03     0.04     0.06    0.08     0.09     0.07
----------------------------------------------------------------------------------------------------------------------------------

TOTAL FROM INVESTMENT OPERATIONS            0.053    0.05     0.06     0.04     0.03     0.04     0.06    0.08     0.09     0.07
----------------------------------------------------------------------------------------------------------------------------------

Less Dividends and Distributions

     FROM NET INVESTMENT INCOME            (0.053)  (0.05)   (0.06)   (0.04)   (0.03)   (0.04)   (0.06)  (0.08)   (0.09)   (0)
----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                        (0.053)  (0.05)   (0.06)   (0.04)   (0.03)   (0.04)   (0.06)  (0.08)   (0.09)   (0.07)
----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD             $1.00    $1.00    $1.00    $1.00    $1.00    $1.00    $1.00   $1.00    $1.00    $1.00
----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                5.38%    5.27%    5.85%    4.10%    2.98%    3.70%    6.12%   8.21%    9.32%    7.59%
----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA

   Net Assets, End of Period ($000)       169,335  119,947  141,087  164,838  200,030  245,259  316,951  247,481  264,078  17,183
   Ratio of Expenses to Average Net Assets  0.40%   0.40%    0.40%     0.37%    0.37%   0.35%    0.38%   0.38%     0.39%   0.35%
   Ratio of Expenses to Average Net Assets  5.26%   5.15%    5.70%     4.02%    2.94%   3.68%    5.96%   7.92%     8.94%   7.50%
        before waiver of fees(1)            0.59%   0.58%    0.64%     0.57%    0.57%   0.56%    0.56%   0.55%     0.59%   0.60%
   Ratio of Net Income to Average Net Assets,
     before waiver of fees(1)               5.07%   4.97%    5.46%     3.82%    2.74%   3.47%    5.78%   7.75%     8.74%   7.25%

(1) See "Synopsis of Financial Information" for explanation of Investment Adviser's waiver of fees and reimbursement of expenses.

Financial Statements and Notes pertaining thereto appear in the Statement of Additional Information.

--------------------------------------------------------------------------------
                        INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

     The Money Market Fund and the Money Market Portfolio have their own separate investment objectives and policies, as set forth below. These investment objectives and policies, which are identical, are not fundamental and may be changed by their respective Trustees without approval of the Fund's shareholders, or approval of the Portfolio's investors. No such change would be made in the Fund, or Portfolio, without 30 days written notice to shareholders. The Trust seeks to achieve the Fund's investment objective by investing all of its investable assets in the Portfolio. For more information concerning the investment structure of the Fund which invests its assets in a corresponding Portfolio, see "Other Information--Investment Structure."

     Since the investment characteristics of the Fund will correspond directly to those of the Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolio. Additional information about the investment policies of the Portfolio appears in the Statement of Additional Information. There can be no assurance that the investment objectives of the Fund and the Portfolio will be achieved.

     The investment objective of the Portfolio is current income and stable asset values through investment in money market instruments. The Portfolio will seek to maintain a constant net asset value of $1 per share, although there is no assurance it will be able to do so. The Portfolio will seek to achieve its objective by investing in a portfolio of high-quality money market instruments which mature in 397 days or less. Further, the Portfolio will seek to minimize changes in the value of its assets caused by market factors by maintaining a dollar-weighted average portfolio maturity of 90 days or less.

     The Portfolio will value its securities by the amortized cost method and will normally include any accrued discount or premium in its daily dividend and thereby keep constant the value of its assets and its net asset value per share. This method does not take into account unrealized capital gains or losses.

     Further, the Portfolio may change its average portfolio maturity or level of quality to protect its and the Fund's net asset value when it is perceived that changes in the liquidity of major financial institutions may adversely affect the money markets. Consequently, for temporary defensive purposes, the Portfolio may shorten the average maturity of its investments and/or invest only in the highest quality debt instruments, including, for example, U.S. government or agency obligations.

     The Portfolio will invest exclusively in money market instruments which are deemed eligible securities pursuant to rules under the Investment Company Act applying to money market funds. At least 95% of the Portfolio's assets will be invested in securities defined by the rules as "first-tier" securities. First-tier securities must have two quality ratings which are in the highest rating category, or one if rated by only one organization.

     Second-tier securities must have ratings in the highest two rating categories and will be limited to a maximum of five percent of assets with each position limited to the greater of $1,000,000 or 1% of assets. The Portfolio also intends to comply with all other quality and credit quality monitoring criteria applying to money market funds. The Portfolio will limit its purchases to U.S. government securities and securities of its agencies and instrumentalities, bank obligations and instruments secured thereby, high quality commercial paper, high grade corporate obligations and repurchase agreements. Information concerning specific quality criteria is set forth in the Trust's Statement of Additional Information.

RISK FACTORS

     The Investment Adviser exercises due care in the selection of the Portfolio's money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost value, face amount, or maturity value, to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Fund's shares.

     The Portfolio may invest in repurchase agreements with banks and securities brokers. All repurchase agreements entered into by the Portfolio will be fully collateralized. The Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of the Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. In the event of a bankruptcy or other default of a seller or a repurchase agreement to the Portfolio, the Portfolio could encounter delays and expenses in enforcing its rights and could experience losses, including a decline in the value of the underlying securities and loss of income. Repurchase agreements usually are for short periods, such as one week or less, but could be longer.

     The Portfolio may invest in private placement commercial paper. Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

--------------------------------------------------------------------------------
                          THE TRUST AND ITS MANAGEMENT
--------------------------------------------------------------------------------

     The Trust is a diversified, open-end management investment company organized as a Massachusetts business trust on December 31, 1991 as the successor to a Pennsylvania business trust organized on April 30, 1982. The Trust's offices are at 6000 Memorial Drive, Dublin, OH 43017. The business and affairs of the Trust are under the direction of its Board of Trustees.

     Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing its assets in the Portfolio. The Portfolio has retained the services of R. Meeder & Associates, Inc. as investment adviser.

     R. Meeder & Associates, Inc. (the "Manager"), has been an investment adviser to individuals and retirement plans since 1974. The Manager served as the Trust's investment adviser from its inception in 1982 until May of 1992, at which time the investment by the Fund in the Portfolio was implemented. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services which are provided by the Portfolio's custodian, transfer agent, independent accountants and legal counsel.

     The Manager was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, OH 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"). MII is controlled by Robert S. Meeder, Sr. through ownership of voting common stock. MII conducts business only through its six subsidiaries which are the Manager; Mutual Funds Service Co., the Trust's transfer agent; Adviser Dealer Services, Inc., a registered broker-dealer; Opportunities Management Co., a venture capital investor; Meeder Advisory Services, Inc., a registered investment adviser; and OMCO, Inc., a registered commodity trading adviser and commodity pool operator.


     Philip A. Voelker is the portfolio manager primarily responsible for the day-to-day management of the Money Market Portfolio. Mr. Voelker is Vice President and Trustee of the Money Market Portfolio, the Trust, The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager, and such portfolios. Mr. Voelker, Senior Vice President and Chief Investment Officer of the Manager, has been associated with the Manager since 1975 and has managed the Portfolio since 1985.


     The Manager earns an annual fee, payable in monthly installments, for the Portfolio at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.

     The Investment Adviser presently intends to waive a portion of its management fee in the Portfolio, and may change this policy at any time without notice to shareholders. For planning purposes prospective investors and shareholders should assume that expenses will be based on the maximum fee. (See footnotes to "Synopsis of Financial Information.")

     Accounting, stock transfer, dividend disbursing, and shareholder services are provided to the Portfolio and the Fund by Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly-owned subsidiary of MII. The minimum annual fee, payable monthly, for accounting services in the Portfolio is $30,000. Subject to the applicable minimum fee, the fee is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. In addition, the Fund incurs (subject to a $4,000 annual minimum fee) an annual fee of the greater of $20 per shareholder account or 0.06% of the Fund's average net assets, payable monthly, for stock transfer, dividend disbursing and shareholder support services.

     Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual administrative fee, payable monthly, of
 .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio. For the year ended December 31, 1997, total payments to Mutual Funds Service Co. amounted to $189,836 for the Fund and Portfolio.


     Information concerning the Trustees and officers of both the Trust and the Portfolio appears in the Statement of Additional Information.

--------------------------------------------------------------------------------
                                DISTRIBUTION PLAN
--------------------------------------------------------------------------------

     The Trust has adopted a distribution expense plan (the "Plan") which authorizes The Money Market Fund to bear a portion of the expense of any activity which is primarily intended to result in the sale of Fund shares. This Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, banks, and service organizations, all of them being hereafter referred to as "Consultants."

     The Trust may expend in the Fund as much as, but not more than, 2/10 of 1% of its average net assets annually pursuant to the Plan. The Fund does not make Plan payments with respect to any of the other Funds of the Trust, nor are any of its Plan payments made by any of the other Funds.

     The Plan was approved by the Board of Trustees, who made a determination that there is a reasonable likelihood that the Plan will benefit the Trust.

     The Trust has entered into agreements whereby Consultants (including two Trustees) are paid for their assistance in explaining and interpreting the Trust, its investment objective and policies, and its retirement plans to their clients. Under these agreements, Consultants are paid quarterly compensation by the Trust on the average value of Money Market Fund shares held by their clients. Although the compensation is thus seen to be continuing, the Trust retains the right to terminate any Consultant's agreement on 60 days' notice, without further obligation beyond the date of termination.

     Although the objective of the Trust is to pay Consultants for a portion of the expenses they incur and to provide them with some incentive to be of assistance to the Trust and its shareholders, no effort has been made to determine the actual expenses incurred by Consultants. If any Consultant's expenses are in excess of what the Trust pays, such excess will not be paid by the Trust. Conversely, if the Consultant's expenses are less than what the Trust pays, the Consultant is not obligated to refund the excess, and this excess could represent a profit for the Consultant.

     Total payments made in The Money Market Fund under the Plan for the period ended December 31, 1997, as a percentage of average net assets, amounted to 0.08%. (See "Synopsis of Financial Information.")


--------------------------------------------------------------------------------
                           INCOME DIVIDENDS AND TAXES
--------------------------------------------------------------------------------

     It is the policy of the Trust to distribute substantially all of its net income, which for the Fund consists of the income it earns from its investment in the Portfolio, less expenses. The Fund's net income is calculated daily and declared as a dividend to shareholders of record at the close of the previous business day, and to the holders of shares purchased that same day prior to 3:00 p.m., with one exception. If a shareholder requests a redemption and the request is received by 3:00 p.m., then the shares so redeemed that day will not be paid that day's dividend. Net income earned by The Money Market Fund on a weekend or a holiday is declared as a dividend on Friday or the day prior to the holiday. All such dividends of net income are automatically reinvested in additional shares of the Fund at the net asset value on the last business day of each month. A shareholder may elect to receive dividends in cash either by checking the appropriate box on the New Account Application, or by notifying the Fund in writing. If the entire account of a shareholder is withdrawn, all dividends accrued at the time of withdrawal will be paid at that time.

     The Internal Revenue Code of 1986 imposes on the Trust a nondeductible excise tax unless the Trust distributes annually at least 98% of its net investment income earned during the calendar year, at least 98% of capital gain net income realized in the 12 months preceding October 31, and any undistributed balances from the previous year. In addition, the Tax Reform Act of 1986 provides that any dividend declared by a Fund in October, November, or December and paid in January will be deemed to have been paid by the Fund and to have been received by each shareholder in December.

     Dividends and capital gains distributions will be taxable to the shareholder as income in the year distributed, whether received in cash or reinvested in additional shares. Shareholders not otherwise subject to tax on their income will not be required to pay tax on amounts distributed to them. Each shareholder will receive a statement annually informing him of the amount of the income and capital gains which have been distributed to him during the calendar year. The Trust files federal income tax returns for each of the Funds. Each Fund is treated as a separate entity for federal income tax purposes.


     The Trust qualified as a "regulated investment company" for each of the last fifteen fiscal years.


     The foregoing discussion of taxes is limited to federal income taxes. Distributions, whether in cash or in kind, may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions relating to federal, state and local taxes.

     The Trust is required to withhold and remit to the federal government 31% of any reportable payments (which may include dividends, capital gains distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this withholding requirement, each shareholder must certify on the New Account Application that the social security or taxpayer identification number is correct and that the shareholder is not currently subject to backup withholding or is exempt from backup withholding.

--------------------------------------------------------------------------------
                        HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------

     Net asset value per share (the price at which shares are purchased and redeemed) is determined each day the Trust is open for business. The Fund's shares will not be priced on Good Friday or on any holiday observed by the Federal Reserve system. These presently include New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Columbus Day, Veterans Day, Thanksgiving Day and Christmas Day. Net asset value is obtained by dividing the value of the Fund's assets (i.e., the value of its investment in the Portfolio and other assets), less liabilities, by the total number of its shares of beneficial interest outstanding at the time. The assets of the Portfolio are valued on the basis of amortized cost method, which involves valuing a portfolio instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The Fund will seek to maintain a constant net value of $1.00 per share.

--------------------------------------------------------------------------------
                             MONEY MARKET FUND YIELD
--------------------------------------------------------------------------------

     The Money Market Fund will advertise its yield and effective yield. The simple annualized yield represents the net income for a seven-day period, expressed on an annualized basis. The effective yield will be higher than the yield because of the compounding effect of the assumed reinvestment of dividends over a period of one year. Both yield figures are based upon historical earnings and are not intended to indicate future performance. Yields will fluctuate daily as net income fluctuates. The method by which the Fund computes its yield is described in the Statement of Additional Information. For current yield information call 1-800-325-FLEX, or in central Ohio (614) 760-2159.

     Comparative performance information may be used from time to time in advertising or marketing information relative to the Fund, including data from Lipper Analytical Services, Inc., IBC/Donoghue Money Fund Report and other publications.

--------------------------------------------------------------------------------
                                OTHER INFORMATION
--------------------------------------------------------------------------------

SHARES OF BENEFICIAL INTEREST

     The Trust's Declaration of Trust permits the Trust to offer and sell an unlimited number of full and fractional shares of beneficial interest with a par value of $.10 per share. Shares are fully paid, nonassessable and fully transferable when issued. All shares are issued as full or fractional shares.

     A fraction of a share has the same rights and privileges as a full share. Each Fund of the Trust will issue its own series of shares of beneficial interest. The shares of each Fund represent an interest only in that Fund's assets (and profits or losses) and in the event of liquidation, each share of a particular Fund would have the same rights to dividends and assets as every other share of that Fund.

     Each full or fractional share has a proportionate vote. On some issues, such as the election of Trustees, all shares of the Trust vote together as one series. On an issue affecting a particular Fund, only its shares vote as a separate series. An example of such an issue would be a fundamental investment restriction pertaining to only one Fund. In voting on a Distribution Plan, approval of the Plan by the shareholders of a particular Fund would make the Plan effective as to that Fund, whether or not it had been approved by the shareholders of the other Funds.

     The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

     When matters are submitted for shareholder vote, shareholders of each Fund will have one vote for each full share held and proportionate, fractional votes for fractional shares held. A separate vote of a Fund is required on any matter affecting the Fund on which shareholders are entitled to vote. Shareholders of one Fund are not entitled to vote on a matter that does not affect that Fund but that does require a separate vote of any other Fund. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Trust's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Trust's outstanding shares. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees of a Fund by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees.

     Each Portfolio, in which all the assets of a corresponding Fund will be invested, is organized as a trust under the laws of the State of New York. Each Portfolio's Declaration of Trust provides that a Fund and other entities investing in that Portfolio (e.g., other investment companies, insurance company separate accounts, and common and commingled trust funds) will each be liable for all obligations of that Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and that Portfolio itself was unable to meet its obligations. Accordingly, the Trustees of the Trust believe that neither a Fund nor its shareholders will be adversely affected by reason of a Fund's investing in the corresponding Portfolio. In addition, whenever the Trust is requested to vote on matters pertaining to the fundamental policies of a Portfolio, the Trust will hold a meeting of the corresponding Fund's shareholders and will cast its vote as instructed by the Fund's shareholders.

INVESTMENT STRUCTURE

     Unlike other mutual funds which directly acquire and manage their own portfolio of securities, the Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as the Fund. Therefore, an investor's interest in the Portfolio's securities is indirect. In addition to selling a beneficial interest to the Fund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio's expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as the Fund. Investors in the Fund should be aware that these differences may result in differences in returns experienced by investors in the different funds that invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available by contacting the Trust by calling:
1-800-325-FLEX, or (614) 760-2159.

     Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the Portfolio may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for traditionally structured funds which have large or institutional investors.) Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Whenever the Trust is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of the Fund and will cast all of its votes in the same proportion as do the Fund's shareholders. Certain changes in the Portfolio's investment objectives, policies or restrictions may require the Trust to withdraw the Fund's interest in the Portfolio. Any such withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution from the Portfolio). If such securities are distributed, the Fund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Fund.

     The Trust may withdraw the investment of any Fund from its corresponding Portfolio at any time, if the Board of Trustees of the Trust determines that it is in the best interests of the Fund to do so. Upon any such withdrawal, the Board of Trustees would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment entity having the same investment objective as the Fund or the retaining of an investment adviser to manage the Fund's assets in accordance with the investment policies with respect the Portfolio. The inability to find an adequate investment pool or investment adviser could have a significant impact on shareholders' investment in the Fund.

     As stated in "Investment Objective and Policies," the Fund's investment objective and policies are not fundamental and may be changed by Trustees without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     For descriptions of the investment objective and policies of the Portfolio, see "Investment Objective and Policies." For descriptions of the management and expenses of the Portfolio, see "The Trust and Its Management" herein, and "Investment Adviser and Manager" and "Officers and Trustees" in the Statement of Additional Information.


YEAR 2000

     Like other mutual funds and businesses, the Fund could be adversely affected if the computer systems used by the Adviser, Mutual Funds Service Co. and other service providers to the Fund are unable to process and calculate date-related information and data from and after January 1, 2000. Therefore, the Adviser and Mutual Funds Service Co. are currently taking steps they believe are reasonably designed to assess any potential Year 2000 problems affecting the computer systems upon which they or the Fund rely. In addition, the Fund has obtained reasonable assurances that comparable steps are being taken by its other service providers. All service providers have informed the Fund that they plan to be Year 2000 compliant by the end of 1998, and the Fund will continue to monitor their progress.


--------------------------------------------------------------------------------
                               SHAREHOLDER MANUAL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                HOW TO BUY SHARES
--------------------------------------------------------------------------------

     Shares are offered continuously and sold without a direct sales charge, although the Fund does pay some consultants for services in explaining the Fund, its investment policies and restrictions, and retirement plans to their clients. (See "Distribution Plan" and "Synopsis of Financial Information".) Shares of The Money Market Fund are sold at the net asset value per share next determined after receipt of both a purchase order and payment in federal funds. The Money Market Fund intends to maintain a constant net asset value of $1.00 per share. (See "How Net Asset Value Is Determined.")

     MINIMUM INVESTMENT -- The minimum investment to open an account is $2,500 except an Individual Retirement Account (IRA) which has a $500 minimum. Subsequent investments in any account may be made in amounts of at least $100.

     OPENING AN ACCOUNT --You may open an account by mail or bank wire as follows:

     BY MAIL: To purchase shares, fill out the New Account Application accompanying this Prospectus. A check payable to The Money Market Fund must accompany the New Account Application and should be mailed to the following address:

     THE FLEX-FUNDS, C/O R. MEEDER & ASSOCIATES, INC., P.O. BOX 7177, DUBLIN, OHIO 43017

     BY BANK WIRE: If the wire order is for a new account in the Fund, YOU MUST TELEPHONE THE FUND PRIOR TO MAKING YOUR INITIAL INVESTMENT. Call 1-800-325-FLEX, or (614) 760-2159. Advise the Fund of the amount you wish to invest and obtain an account number and instructions. Have your bank wire federal funds to:

         STAR BANK, N.A. CINTI/TRUST
                  (ABA #: 042-00001-3)
         ATTENTION: THE MONEY MARKET FUND
         Credit Account Number:  930-5533
         Account Name (your name)
         Your Money Market Fund account number

     On new accounts, a completed application must be sent to The Flex-funds c/o
R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017 on the same day your wire is sent. The Fund will not permit redemptions until it receives the New Account Application in good order.

     SUBSEQUENT INVESTMENTS--Subsequent investments in an existing account in the Fund may be made by mailing a check payable to The Money Market Fund (please include your account number on the check) and mail as follows:

              THE FLEX-FUNDS
              LOCATION NUMBER: 00215
              CINCINNATI, OH 45264-0215

     Subsequent investments may also be made by bank wire as described above. IT IS NECESSARY TO NOTIFY THE FUND PRIOR TO EACH WIRE PURCHASE. Wires sent without notifying the Fund prior to 3:00 p.m. Eastern time will result in a delay of the effective date of your purchase.

     AUTOMATIC ACCOUNT BUILDER--Periodic investments in an existing account can be made by selecting this option. (See "Other Shareholder Services.")

     WHEN PURCHASES ARE EFFECTIVE--An Initial Wire Purchase and subsequent wire purchase orders for The Money Market Fund which are received prior to 3:00 p.m., Eastern time on a business day, earn dividends for that entire day, provided payment in federal funds (bank wire) is received by the bank by 4:00 p.m. Eastern time that day. Purchase orders which are received after 3:00 p.m., or for which payment is not received by 4:00 p.m. Eastern time, are accepted as a purchase the following day.

     Investments made by check are credited to shareholder accounts, and begin to earn dividends, on the next business day following receipt.

     If a shareholder's check is dishonored, his purchase and any dividends paid thereon will be reversed. If shares are purchased with federal funds, they may be redeemed at any time thereafter and the shareholder may secure his funds as explained below. (See "How to Make Withdrawals (Redemptions).") However, if shares are purchased by check(s) or the Automatic Account Builder, Mutual Funds Service Co. will delay payment of redemption proceeds until the check used to purchase shares, or Automatic Account Builder order, has cleared which could be fifteen (15) calendar days or more subsequent to the purchase of the shares. The Fund will forward the proceeds promptly once the check has cleared.

--------------------------------------------------------------------------------
                      HOW TO MAKE WITHDRAWALS (REDEMPTIONS)
--------------------------------------------------------------------------------

     Shares are redeemed and funds withdrawn at net asset value per share, and there are no redemption fees. (See "How Net Asset Value Is Determined.")

     BY MAIL--A shareholder may redeem shares by mailing a written request in good order to The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, OH 43017. Good order means that the request must be signed by the shareholder(s) and the signature(s) must be guaranteed by an eligible guarantor institution (a bank, broker-dealer, credit union, securities exchange and association, clearing agency and savings association). The Trust does not accept signatures guaranteed by a notary public. Further documentation may be required as to the authority of the person requesting redemption of shares held of record in the name of corporations, executors, administrators, trustees, guardians or other fiduciaries. The Trust may waive these requirements in certain instances.

     Amounts withdrawn are mailed without charge to the address printed on your account statement.

     BY TELEPHONE--A shareholder may redeem by telephone: 1-800-325-FLEX, or call (614) 760-2159. Shareholders who wish to use this procedure must so elect on the New Account Application. Amounts withdrawn from an account by telephone are mailed without charge to the address printed on your account statement.

     As a special service, a shareholder may arrange to have amounts in excess of $1,000 wired in federal funds to a designated commercial bank account. To use this procedure please designate on the New Account Application a bank and bank account number to receive the proceeds of wire withdrawals. There is no charge for this service.

     A shareholder may change the bank account designated to receive redemptions. This may be done at any time upon written request to the Trust. The shareholder's signature must be guaranteed. Further documentation may be required from corporations, executors, administrators, trustees, guardians, or other fiduciaries.

     Neither the Trust nor Mutual Funds Service Co. ("MFSCo") will be responsible for any loss, expense, or cost arising from any telephone redemption request made according to the authorization set forth in the New Account Application if they reasonably believe such request to be genuine and follow reasonable procedures designed to verify the identity of the person requesting the redemption. If MFSCo fails to follow reasonable procedures MFSCo or the Trust may be liable for losses due to unauthorized or fraudulent transactions. MFSCo will provide each investor seeking telephone redemption privileges with a personalized security code which, along with other information, will be required of the caller upon request of a telephone redemption. Other information may also be required and calls may be recorded.

     WHEN REDEMPTIONS ARE EFFECTIVE--Redemptions are made at the net asset value per share (stabilized at a $1.00 per share as a matter of policy) next determined after receipt of a redemption request in good order. (See "How Net Asset Value Is Determined.")

     WHEN PAYMENTS ARE MADE--If a telephone request for a redemption is received prior to 3:00 p.m., Eastern time the redemption request will be processed that day. Requests received after 3:00 p.m., will be processed the next business day. Amounts withdrawn by telephone are normally mailed on the next business day following the effective date of the order for withdrawal. If the request is for a wire redemption, funds will be wired on the same day. Amounts withdrawn by mail are normally sent by mail within one business day after request is received, and must be mailed within seven days with the following exception: If shares are purchased by check, Mutual Funds Service Co. will not pay a redemption until reasonably satisfied the check used to purchase shares has been collected which could be fifteen (15) calendar days or more after shares are first paid for, unless payment was made with federal funds. The Fund will forward proceeds promptly once the check has cleared. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                       CHECK-WRITING REDEMPTION PROCEDURE
--------------------------------------------------------------------------------

     Mutual Funds Service Co., as Dividend Disbursing and Transfer Agent for The Money Market Fund, will provide a supply of drafts to any shareholder when requested. Drafts are mailed to the shareholder's address of record normally within two weeks following the date of the initial investment. These drafts may be used to draw against the shareholder's Money Market Fund account. Drafts may be written in any amount not less than $100. To use this privilege an investor must complete the check-writing redemption provision of the New Account Application form and complete the signature card, or notify the Trust after making an initial investment.

     A commercial check package consisting of 300 drafts is available for a nominal charge. Shareholders interested in a commercial check package should contact the Trust for additional information.

     When a draft is presented to the Bank for payment, the Bank (as agent for the shareholder) will cause the Fund to redeem sufficient shares to cover the amount of the draft. Shares continue earning dividends until the day on which the draft is presented to the Bank for payment. Due to the delay caused by the requirement that redemptions be priced at the next computed net asset value, the Bank will only accept drafts for payment which are presented through normal bank clearing channels. If shares are purchased by check, Mutual Funds Service Co. will return drafts drawn on funds from purchases made by check(s), or any portion thereof, until the check(s) used to purchase shares has cleared, which may take up to fifteen (15) calendar days, or more. If you anticipate draft redemptions soon after you purchase shares, you are advised to wire funds to avoid the return of any draft(s). If the amount of the draft is greater than the value of the shares held in a shareholder's account, the draft will be returned and the shareholder's account will be charged a fee of $15. To avoid the possibility that a draft may not be accepted due to insufficient share balances, no shareholder should attempt to withdraw the full amount of an account or to close out an account by using this procedure. Neither the Trust, The Money Market Fund, Mutual Funds Service Co., nor the Bank, will be liable for any loss or expenses associated with returned drafts. Use of this procedure will be subject to the Bank's rules and regulations governing checking accounts.

     Shareholders may request a stop payment on any draft and Mutual Funds Service Co. will attempt to carry out your request. Mutual Funds Service Co. cannot guarantee that such efforts will be successful. As the Bank charges the Trust for this service, the shareholder's account will be charged a $12.50 fee for any such request that becomes effective.

     No charge, other than those specified above, will be made to a shareholder for participation in the check-writing redemption procedure or for the clearance of any drafts.

--------------------------------------------------------------------------------
                               EXCHANGE PRIVILEGE
--------------------------------------------------------------------------------

     A shareholder may exchange shares of The Money Market Fund for shares of any other Fund offered by the Trust that are available for sale in your state at their respective net asset values.

     The Flex-funds family of funds has a variety of investment objectives. Read the prospectus for relevant information concerning the Fund that meets your investment goals. A prospectus may be obtained from The Flex-funds, c/o R. Meeder & Associates, Inc., P. O. Box 7177, Dublin, Ohio 43017 or by telephone:
1-800-325-FLEX, in Ohio call (614) 760-2159.

--------------------------------------------------------------------------------
                           FLEX-FUNDS RETIREMENT PLANS
--------------------------------------------------------------------------------


     The Trust offers retirement plans which include a prototype Profit Sharing Plan, a Money Purchase Pension Plan, a Salary Savings Plan - 401(k), an Individual Retirement Account (IRA), Roth IRA, Education IRA, Simple IRA and a Simplified Employee Pension (SEP) Plan. Plan Adoption Agreements and other information required to establish a Flex-funds Retirement Plan are available from The Flex-funds, c/o R. Meeder & Associates, Inc., P.O. Box 7177, Dublin, Ohio 43017; or call 1-800-325-FLEX, or call (614) 760-2159.


     Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a reduced minimum purchase requirement. (See "How to Buy Shares.")

--------------------------------------------------------------------------------
                           OTHER SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

     AUTOMATIC ACCOUNT BUILDER: Regular investments in any Fund of $100 or more will be deducted from a shareholder's checking or savings account and invested in shares of the Fund(s) selected. A shareholder's bank must be a member of the Automated Clearing House (ACH). Shareholders wishing to add to their investment account must complete the Automatic Account Builder section of the New Account Application. There is no charge for this service.

     SYSTEMATIC WITHDRAWAL PROGRAM: A Systematic Withdrawal Program is offered for any investor who wishes to receive regular distributions from his account. The investor must either own or purchase shares having a value of at least $10,000 and advise the Trust in writing of the amount to be distributed and the desired frequency, i.e., monthly, quarterly or annually. This option may be exercised by completing the appropriate section of the New Account Application.

The investor should realize that if withdrawals exceed income dividends, the invested principal may be depleted. The investor may make additional investments and may change or stop the program at any time. There is no charge for this program.

     SUB-ACCOUNTING FOR INSTITUTIONAL INVESTORS: The Trust's optional sub-accounting system offers a separate shareholder account for each participant and a master account record for the institution. Share activity is thus recorded and statements prepared for both individual sub-accounts and for the master account. For more complete information concerning this program contact the Trust.

     DISTRIBUTOR: Shares of the Fund are sold by the Trust itself in those states where its shares have been registered for sale or a valid exemption exists. States where registration or an exemption exists can be obtained by calling 1-800-325-FLEX or (614) 760-2159.

--------------------------------------------------------------------------------
                              SHAREHOLDER ACCOUNTS
--------------------------------------------------------------------------------

     The Trust maintains an account for each shareholder in full and fractional shares. The Trust reserves the right to reject any purchase order, and to waive minimum purchase requirements.

     CONFIRMATION STATEMENTS--You will receive a statement of your account confirming your initial purchase of shares. Thereafter, you will receive a monthly confirmation statement which contains a summary of transactions for the month as well as dividend reinvestment information. Monthly statements are mailed promptly after the last business day of the month. A shareholder may elect to receive a confirmation statement after each transaction by notifying the Trust.

     ACCOUNTS BELOW MINIMUMS--The Trust reserves the right to redeem shares in any account for their then current net asset value and pay the proceeds to the shareholder if at any time the account has shares valued at less than $1,000 as a result of redemptions by the shareholder. The Trust also reserves the right to redeem the shares in any account which may have been opened under a waiver of minimum purchase requirements if sufficient additional shares were not subsequently purchased to meet these requirements. Before a redemption is processed, the shareholder will be allowed 30 days after written notice from the Trust to make an additional investment sufficient to bring the value of shares in the account to $1,000 ($500 for an IRA).

INVESTMENT ADVISER
R. Meeder & Associates, Inc.

ADDRESS OF FUND & ADVISER
6000 Memorial Drive
Dublin, OH 43017
800-325-FLEX
614-760-2159 (in Central Ohio)

CUSTODIAN
Star Bank, N.A.
Star Bank Center
425 Walnut Street
Cincinnati, OH 45202

TRANSFER AGENT & DIVIDEND
DISBURSING AGENT
Mutual Funds Service Co.
6000 Memorial Drive
Dublin, OH 43017

AUDITORS
KPMG Peat Marwick LLP
Two Nationwide Plaza
Columbus, OH 43215

                            THE FLEX-FUNDS

                         THE MONEY MARKET FUND

                              PROSPECTUS

                            APRIL 30, 1998

                                 THE FLEX-FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A
                   FOR THE MUIRFIELD FUND, THE U.S. GOVERNMENT
                       BOND FUND AND THE MONEY MARKET FUND
                       -----------------------------------

Part B.

Item No.          Statement of Additional Information
--------          -----------------------------------

10                Cover Page

11                Table of Contents

12                Investment Policies and Related Matters - General

13(a)(b)(c)       Investment Policies and Related Matters
13(d)             Not applicable

14(a)(b)          Officers and Trustees
14(c)             Not applicable

15(a)             Not applicable
15(b)(c)          Principal Holders of Outstanding Shares

16(a)(b)          Investment Adviser and Manager
16(c)             Not applicable
16(d)             Other Services
16(e)             Not applicable
16(f)             Distribution Plans
16(g)             Not applicable
16(h)             Other Services
16(i)             Other Services

17                Purchase and Sale of Portfolio Securities

18                Not applicable

19(a)             Flex-funds Retirement Plans
19(b)             Valuation of Portfolio Securities

20                Not applicable

21                Not applicable

22(a)             Calculation of  Yield - The Money Market Fund
22(b)             Calculation of Yield - The Bond Fund
22(b)             Calculation of Total Return

23                Financial Statements

                                 THE FLEX-FUNDS

                               6000 Memorial Drive
                               Dublin, Ohio 43017

            STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 30, 1998


This Statement of Additional Information pertains to the following Funds of The Flex-funds: The Muirfield Fund, The U.S. Government Bond Fund and The Money Market Fund. This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus of the Trust dated April 30, 1998. A copy of the Prospectus may be obtained from The Flex-funds, at the above address, or by calling: 1-800-325-FLEX, or (614) 760-2159. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.


                           TABLE OF CONTENTS

PAGE

Investment Policies and Related Matters                         2
         General                                                2
         Defensive Investing                                    2
         The Mutual Fund Portfolio                              4
         The Money Market Portfolio                             6
         Money Market Instruments and Bonds                     6
         Ratings                                                8
         Hedging Strategies                                    11
         Investment Restrictions                               14
         Portfolio Turnover                                    16
         Purchase and Sale of Portfolio Securities             17
         Valuation of Portfolio Securities                     18
         Calculation of Yield - The Money Market Fund          18
         Calculation of Total Return                           19
         Calculation of Yield - The U.S. Government
         Bond Fund                                             20
Investment Adviser and Manager                                 21
Officers and Trustees                                          23
Distribution Plans                                             27
Flex-funds Retirement Plans                                    30
Other Services                                                 34
Principal Holders of Outstanding Shares                        35
Additional Information                                         36
Financial Statements                                           36

                     INVESTMENT POLICIES AND RELATED MATTERS

GENERAL

     As described in the Prospectus, the Trust seeks to achieve the investment objective of each Fund by investing all of its investable assets in a corresponding Portfolio having the same investment objective, policies and restrictions as that Fund. Since the investment characteristics of the Funds correspond directly to those of each Fund's respective Portfolio, the following is a discussion of the various investments of and techniques employed by the Portfolios.

     The investment policies set forth below in this section represent the Portfolios' policies as of the date of this Statement of Additional Information. The investment policies are not fundamental and they may be changed by the Trustees of the Portfolios without shareholder approval. (No such change would be made, however, without 30 days' written notice to shareholders.)

     The Manager of the Portfolios places a high degree of importance on protecting portfolio values from severe market declines. Consequently, a Portfolio's assets may at times be invested for defensive purposes in bonds and money market instruments (See "Defensive Investment Strategy" and "Money Market Instruments and Bonds," below.)

     Because the Manager intends to employ flexible defensive investment strategies when market trends are not considered favorable, the Manager may occasionally change the entire portfolio in any, or several, of the Portfolios. High transaction costs could result when compared with other funds.

DEFENSIVE INVESTMENT STRATEGY


     The Muirfield Fund, The U.S. Government Bond Fund and The Money Market Fund are asset allocation mutual funds. The Manager has been involved in the application of tactical asset allocation with over 20 years experience managing market risk in all stock and bond market conditions.


     Studies have reviewed the importance of the asset allocation decision. The Manager believes the choice of the correct asset class has often contributed more to investment performance than the selection of a sector or individual security. Yet the typical investor and mutual fund manager often focus instead on an individual security or sector.

     Since 1974, the Manager's tactical asset allocation discipline, called "Defensive Investing", has addressed the asset allocation decision by making shifts in the mix of stocks, bonds and cash in a portfolio. "Defensive Investing" is based on mathematical principles and historical precedent.

     The Manager's tactical asset allocation discipline is based upon daily monitoring of over 50 technical and fundamental market indicators. Among the factors that the Manager monitors in an attempt to assess the current market environment are the following:

     o INDEX EVALUATION. The trend of stock market indexes and comparative analysis of the various indexes to evaluate the markets relative strengths and weaknesses.

     o DIVERGENT MARKET ACTIVITY. Comparison of internal measurements of the market to the trend of prices.

     o MONETARY AND INTEREST RATE TRENDS. The trends of interest rates and monetary conditions.

     o INVESTOR SENTIMENT. The effect of current opinion on the market environment.

     o VOLUME RELATIONSHIP TO PRICE. Comparison of volume measurements to price trends.

     o    EXTREME MARKET ACTIVITY. Short-term overbought or oversold conditions.

     The Manager maintains the flexibility to be fully invested in the stock or bond markets during favorable market conditions.

     The stock market has historically offered returns that have exceeded those available from bonds or money market instruments. Through the Manager's asset allocation process, it strives to protect shareholders during unfavorable, high risk markets and participate in rising low risk markets.

     Investors seeking a higher level of income than Treasury bills or money market instruments have often invested in intermediate to long-term bonds. Bond investors have historically been most vulnerable not to defaults on individual bonds, but to changes in interest rates that drive bond prices up or down.

     The Manager believes the appropriate way to defend assets against shifts in interest rates is to be invested in long-term bonds only when the trend of interest rates is stable or declining. To determine the bond market environment, the Manager monitors the following technical indicators:

     o    MOMENTUM. The trend of bond prices versus various moving averages.

     o REAL RATES. The 10-year treasury bond yield as compared to the inflation rate.

     o YIELD SPREAD. The 10-year treasury bond yield as compared to the T-bill yield.

     "Defensive Investing" examines and incorporates past market history in order to learn something about the markets of the future.

     For example, the gains offered by the U.S. stock market during the 1980s were surpassed only by the returns available during the 1950s. Therefore, the Manager believes that the stock market of the 1990s will look less like the 1980s and more like the historical average in terms of returns and volatility. Further, there has never been a time when investors in U.S. bonds have been rewarded as well as they were during the 1980s. The Manager believes absolute returns for bond investors in the 1990s will decrease from the 1980s. In order for the 1990s returns to approach those of the 1980s, long-term interest rates would have to fall below 3%.

         DECADES OF THE PAST

                 STOCKS               BONDS
                            DOWN                DOWN
     DECADE      RETURN     YEARS     RETURN    YEARS

     1980s       405.5%       1       220.8%      1
     1970s        77.4%       3        70.8%      3
     1960s       111.9%       3        14.9%      3
     1950s       488.0%       2        (1.0%)     2
     1940s       141.1%       3        37.0%      3
     1930S        (1.0%)      6        61.3%      6
     ---------------------------------------------------
                Source: DeMarche Associates

The Flex-funds will strive to reduce or eliminate downside risk during adverse stock, bond and foreign currency markets and to participate in positive risk reward market conditions, without excessive risk to principal.


THE MUTUAL FUND PORTFOLIO

     The Manager will select mutual funds for inclusion in the Mutual Fund Portfolio on the basis of the industry classifications represented in their portfolios, their specific portfolio holdings, their performance records, their expense ratios, and the compatibility of their investment policies and objectives with those of the Mutual Fund Portfolio.

     The Manager utilizes an asset allocation system for deciding when to invest in mutual funds or alternatively in temporary investments such as are described below. The use of this system entails recurring changes from a fully invested position to a fully defensive position and vice-versa. (See "Additional Investment Policies" in the Fund's Prospectus.)

     In purchasing shares of other mutual funds the Mutual Fund Portfolio will agree to vote the shares in the same proportion as the vote of all other holders of such shares.

     The Mutual Fund Portfolio has adopted certain investment restrictions which cannot be changed except with the vote of a majority of the Mutual Fund Portfolio's outstanding shares. These restrictions are applicable to the Mutual Fund Portfolio and are described elsewhere in this Statement of Additional Information. Investment restrictions for the Mutual Fund Portfolio differ from the restrictions applicable to the other Portfolios, in that the Mutual Fund Portfolio is permitted to purchase the shares of other investment companies (mutual funds); is permitted to invest more than 5% of its assets in the securities of any one investment company; and may invest 25% or more of its assets in any one industry.

     The Mutual Fund Portfolio may only purchase up to 3% of the total outstanding securities of any underlying mutual fund. The holdings of any "affiliated persons" of the Trust and the Portfolios, as defined in the Investment Company Act, must be included in the computation of the 3% limitation. Accordingly, when "affiliated persons" hold shares of an underlying mutual fund, the Mutual Fund Portfolio will be limited in its ability to fully invest in that mutual fund. The Manager may then, in some instances, select alternative investments.

     The Investment Company Act also provides that an underlying mutual fund whose shares are purchased by the Mutual Fund Portfolio may be allowed to delay redemption of its shares in an amount which exceeds 1% of its total outstanding securities during any period of less than 30 days. Shares held by the Mutual Fund Portfolio in excess of 1% of a mutual fund's outstanding securities therefore may not be considered readily disposable securities.

     Under certain circumstances, an underlying mutual fund may determine to make payment of a redemption by the Mutual Fund Portfolio wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with rules of the Securities and Exchange Commission. In such cases the Mutual Fund Portfolio may hold securities distributed by an underlying mutual fund until the Manager determines that it is appropriate to dispose of such securities.

     Portfolio investment decisions by an underlying mutual fund will be made independent of investment decisions by other underlying mutual funds. Therefore, an underlying mutual fund may be purchasing shares of a company whose shares are simultaneously being sold by some other underlying mutual fund. The result of this would be an indirect transaction expense (principally commissions) for the Mutual Fund Portfolio, without its having changed its investment position.

     The Mutual Fund Portfolio may invest in common stocks based upon the criteria described in its investment objectives. Because the Mutual Fund Portfolio will only invest directly in common stocks to replicate the performance of popular stock market indices the selection of stocks would be limited to those stocks found in a particular index. Generally, investments in common stocks will not exceed 25% of the Portfolio's net assets.

     For temporary defensive purposes, the Mutual Fund Portfolio may invest in (or enter into repurchase agreements with banks and broker-dealers with respect to) corporate bonds, U.S. Government securities, commercial paper, certificates of deposit or other money market instruments. The Mutual Fund Portfolio may engage in hedging transactions to the extent and for the purposes set forth in the Fund's Prospectus.

THE MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share, although there is no assurance it will be able to do so. To do so, the Portfolio utilizes the amortized cost method of valuing its portfolio securities pursuant to a rule adopted by the Securities and Exchange Commission. The rule also prescribes portfolio quality and maturity standards. The Portfolio will be managed in accordance with the requirements of this rule.

MONEY MARKET INSTRUMENTS AND BONDS

THE MUTUAL FUND AND MONEY MARKET PORTFOLIOS

     When investing in money market instruments or bonds, the Mutual Fund and Money Market Portfolios will limit their purchases, denominated in U.S. dollars, to the following securities:

     * U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     * Bank Obligations and Instruments Secured Thereby - Bank obligations and instruments secured thereby are obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. A Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. A Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will a Portfolio invest more than 10% of its assets in time deposits.

     * High Quality Commercial Paper - The Mutual Fund Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     * High Quality Commercial Paper - The Money Market Portfolio, which is subject to specific quality criteria and diversification requirements, may invest in commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services, or, if not rated, guaranteed by a company having commercial paper rated in either one of the two highest categories by at least two nationally recognized rating services. See The Money Market Portfolio above.* Private Placement Commercial Paper - Private placement commercial paper ("Rule 144A securities") consists of unregistered securities which are traded in public markets to qualified institutional investors, such as The Mutual Fund Portfolio. A Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     * High Grade Corporate Obligations - Each of these three Portfolios may invest in high grade corporate obligations. High grade corporate obligations are obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     * Repurchase Agreements Pertaining to the Above - Each of these three Portfolios may invest without limit in any of the above securities subject to repurchase agreements with any Federal Reserve reporting dealer or member bank of the Federal Reserve System.

               A repurchase agreement is an instrument under which the purchaser (i.e., a Portfolio) acquires ownership of a debt security and the seller agrees, at the time of the sale, to purchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the purchaser's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. The underlying securities could be any of those described above, some of which might bear maturities exceeding one year. A Portfolio's risk is that the seller may fail to repurchase the security on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay. It is a policy of each Portfolio to make settlement on repurchase agreements only upon proper delivery of the underlying collateral. Repurchase agreements usually are for short periods, such as one week or less, but could be longer. A Portfolio may enter into repurchase agreements with its custodian (Star Bank, N.A., Cincinnati) when it is advantageous to do so. No Portfolio will invest more than 10% of its assets, at time of purchase, in repurchase agreements which mature in excess of seven days.

THE BOND PORTFOLIO

     When investing in money market instruments, The Bond Portfolio will limit its purchases, denominated in U.S. dollars, to securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities, and repurchase agreements relating thereto. Unlike the other Portfolios, The Bond Portfolio (whether invested defensively or otherwise) may not invest in bank obligations and instruments secured thereby, high quality commercial paper, private placement commercial paper or corporate obligations. The provisions relating to repurchase agreements in the immediately preceding paragraph also apply to The Bond Portfolio's investment in repurchase agreements.

     The Manager exercises due care in the selection of money market instruments and bonds. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of a Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of a particular Portfolio.

RATINGS

     1.   Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greeter amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     3.   A-1 and P-1 Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4. Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness, notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - A repurchase transaction occurs when an investor buys a security and simultaneously agrees to resell it at a later date to the person from whom it was bought, at a higher price. The price differential represents interest for the period the security is held. Repurchase transactions will normally be entered into with banks and securities brokers. A Portfolio could suffer a loss if the bank or securities broker with which the Portfolio had a repurchase agreement were to default.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

HEDGING STRATEGIES

     The Investment Adviser may conduct a hedging program on behalf of a Portfolio for any of the reasons described in the Prospectus. Such a program would involve entering into options, futures or forward contracts (hedge transactions).

     Derivatives are financial instruments whose performance is derived, at least in part, from the performance of an underlying asset, security or index. Financial futures contracts or related options used by a Portfolio to implement its hedging strategies are considered derivatives. The value of derivatives can be affected significantly by even small market movements, sometimes in unpredictable ways. They do not necessarily increase risk, and may in fact reduce risk.

     The objective of an option, futures or forward contract transaction could be to protect a profit or offset a loss in a Portfolio from future price erosion. Or, the objective could be to acquire the right to purchase a fixed amount of securities or currency at a future date for a definite price. In either case it would not be necessary for a Portfolio to actually buy or sell the securities or currency currently. Instead, the hedge transaction would give the Portfolio the right at a future date to sell, or in other instances buy, the particular securities or currency under consideration or similar securities. The value of shares of common stock, the face amount of currency or the face amount of government bonds or notes covered by the hedge transaction would be the same or approximately the same, as the quantity held by the Portfolio or the quantity under consideration for purchase.

     In lieu of the sale of a security or currency, an option transaction could involve the purchase of a put option contract, which would give a Portfolio the right to sell a common stock, government bond, currency or futures contract on an index (see below), at a specified price until the expiration date of the option. A Portfolio will only purchase a put option contract on a stock, currency or bond when the number of shares of the issuer's stock, face amount of currency or the face amount of government bonds involved in the option transaction are equal to those owned by the Portfolio. Limitations on the use of put option contracts on an index are described below.

     Also, in lieu of the sale of securities or currency, a futures transaction could involve the sale of a futures contract which would require a Portfolio either (a) to deliver to the other party to the contract the securities specified and receive payment at the price contracted for, prior to the expiration date of the contract, or (b) to make or entitle it to receive payments representing (respectively) the loss or gain on the currency, security or securities involved in the futures contract.

     Also, in lieu of the sale of a currency, a forward contract could involve the sale of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Portfolio will possess on the delivery date. Entering into a forward contract will reduce the affect on net asset values of currency exchange rates on the portion of the currency which is sold.

     The securities involved in an option or futures contract may be currency, stocks or government bonds, or a group of stocks represented by a popular stock market index, and they need not be exactly the same as those owned by a Portfolio. The Investment Adviser will select the futures contract which involves a security, group of securities, or index which it feels is closest to a mirror image of the investments held by the Portfolio. However, the securities involved in the contract need not be exactly the same as those owned by a Portfolio, and this may entail additional risk, as described below.

     To the extent that a Portfolio enters into futures contracts which sell an index or group of securities short and which therefore could require the Portfolio to pay the other party to the contract a sum of money measured by any increase in a market index, the Portfolio will be exposing itself to an indeterminate liability. On the other hand, a Portfolio should increase or decrease in value to approximately the same extent as the market index or group of securities, so any loss incurred on the contract should be approximately offset by unrealized gains in Portfolio positions. Such an outcome is not guaranteed, and it would be possible for the value of the index and the Portfolio to move in opposite directions, in which case the Portfolio would realize an unexpected gain or loss.

     A Portfolio will only sell an index short when the Investment Adviser has decided to reduce a Portfolio's risk for defensive purposes, and will close out the open liability as soon as the Investment Adviser decides that a defensive posture is no longer appropriate or the open liability represents an inappropriate risk in the circumstances. In shorting an index, a Portfolio will segregate assets to the full value of the contract and maintain and supplement such segregation to the extent necessary until the short position is eliminated.

     In lieu of the purchase of a security or currency, an option transaction could involve the purchase of a call option which would give the Portfolio the right to buy a specified security (common stock or government bonds) or currency or index aggregate at a specified price until the expiration date of the option contract. Sufficient cash or money market instruments will be segregated and maintained in reserve to complete the purchase. The Portfolio will only purchase call options when the shares of stock or face amount of currency or face amount of bonds or value of the index aggregate included in the option are equal to those planned to be purchased by the Portfolio.


     In lieu of the purchase of securities or currency, a futures transaction could involve the purchase of a futures contract which would either (a) require the Portfolio to receive and pay for the securities or currency specified in the futures contract at the price contracted for prior to the expiration date of the contract or (b) require the Portfolio to make payment or receive payment representing (respectively) the loss or gain on the currency, security or securities involved in the contract. The securities may be government bonds, stocks, or a group of stocks such as a popular stock market index, and need not be exactly the same as those intended to be purchased by the Portfolio. The Investment Adviser will select the contract (therefore the group of securities) which it believes is most similar to those desired to be purchased by the Portfolio.

     Also, in lieu of the purchase of a currency, a forward contract could involve the purchase of a currency for future delivery. A forward contract will specify a specific price and a specific date for the transaction to occur. A forward contract will only be entered into for specific amounts of currency which match the amount of foreign currency which the Portfolio will need to possess on the delivery date. Entering into a forward contract for the purchase of a foreign currency will cause the fluctuations of currency exchange rates to affect the net asset value for the portion of the currency which is purchased.

     A Portfolio may sell any put or call option contracts it enters into. Such a transaction would normally be used to eliminate or close out a hedged position. A Portfolio may also buy or sell futures contracts to eliminate or close out a hedged position.

     Option contracts will be purchased through organized exchanges and will be limited to those contracts which are cleared through the Options Clearing Corporation. Organized exchanges which presently trade option contracts are the Chicago Board Options Exchange, the American Stock Exchange, the Philadelphia Stock Exchange, the Pacific Stock Exchange, and the New York Stock Exchange.

     Futures contracts will only be entered into through an organized exchange. The exchanges which presently trade financial futures contracts are the New York Futures Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade, the Kansas City Board of Trade, and the International Monetary Market (at the Chicago Mercantile Exchange).

     Forward contracts for foreign currency will only be entered into with security brokers which are also primary dealers for U.S. Government securities as recognized by the U.S. Federal Reserve Banks or U.S. banks which are members of the Federal Reserve System.

     Put and call options and financial futures contracts are valued on the basis of the daily settlement price or last sale on the exchanges where they trade. If an exchange is not open, or if there is no sale, the contract is valued at its last bid quotation unless the Trustees determine that such is not a fair value. Forward contracts are valued based upon currency dealer quotations for reversing the position. In the case of a futures contract which entails a potential liability for a gain in a market index, the liability is valued at the last sale of an offsetting contract or if there was no sale, at the last asked quotation unless the Trustees determine that such does not fully reflect the liability.

     In conducting a hedging program for the Portfolios, the Investment Adviser may occasionally buy a call on an index or futures contract and simultaneously sell a put on the same index or futures contract. Or, in other circumstances, it may sell a call and simultaneously buy a put on the same index or futures contract.

     When conducting a hedging program on behalf of a Portfolio, the Portfolio will establish and maintain with the Custodian segregated accounts for the deposit and maintenance of margin requirements. Such deposits will be in the form of cash or U.S. Government securities in amounts as shall be required from time to time by the broker or the exchange on which the transactions are effected for the Portfolio.

INVESTMENT RESTRICTIONS

     The investment restrictions below have been adopted by the Trust with respect to each of the Funds and by the Portfolios as fundamental policies. Under the Investment Company Act of 1940 (the "Act"), a "fundamental" policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund or Portfolio, respectively, to which it relates, which is defined in the Act as the lesser of (a) 67 percent or more of the shares present at a shareholder meeting if the holders of more than 50 percent of the outstanding shares are present or represented by proxy, or (b) more than 50 percent of the outstanding shares ("Majority Voters). The percentage limitations contained in the restrictions listed below apply at the time of the purchase of the securities. Whenever a Fund is requested to vote on a change in the investment restrictions of a Portfolio, the Trust will hold a meeting of Fund shareholders and will cast its votes as instructed by the shareholders.

     Provided that nothing in the following investment restrictions shall prevent the Trust from investing all or part of a Fund's assets in an open-end management investment company with the same investment objective or objectives as such Fund, no Fund or Portfolio may: (a) Issue senior securities; (b) Borrow money except as a temporary measure, and then only in an amount not to exceed 5% of the value of its net assets (whichever is less) taken at the time the loan is made, or pledge its assets taken at value to any extent greater than 15% of its gross assets taken at cost; (c) Act as underwriter of securities of other issuers; (d) Invest in real estate except for office purposes; (e) Purchase or sell commodities or commodity contracts, except that it may purchase or sell financialfutures contracts involving U.S. Treasury Securities, corporate securities, or financial indexes; (f) Lend its funds or other assets to any other person; however, the purchase of a portion of publicly distributed bonds, debentures or other debt instruments, the purchase of certificates of deposit, U.S. Treasury Debt Securities, and the making of repurchase agreements are permitted (except in the case of The Bond Portfolio which is not permitted to purchase corporate bonds, debentures or other corporate debt instruments; and certificates of deposit), provided repurchase agreements with fixed maturities in excess of 7 days do not exceed 10% of its total assets; (g) Purchase more than 10% of any class of securities, including voting securities of any issuer, except that the purchase of U.S. Treasury debt instruments shall not be subject to this limitation; (h) Invest more than 5% of its total assets (taken at value) in the securities of any one issuer, other than obligations of the U.S. Treasury; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (i) Purchase any securities on margin, or participate in any joint or joint and several trading account, provided, however, that it may open a margin account to the extent necessary to engage in hedging transactions which are not precluded by other particular restrictions; (j) Make any so-called "short" sales of securities, except against an identical portfolio position (i.e., a "short sale against the box"), but this restriction shall not preclude a futures contract which sells short an index or group of securities; (k) Invest 25% or more of its total assets at time of purchase (taken at value) in the securities of companies in any one industry provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (l) Purchase the securities of another investment company except where such purchase is part of a plan of merger or consolidation; provided, however, that this restriction shall not be applicable to any separate investment series of the Trust or a Portfolio which is created specifically to invest in the shares of other investment companies; (m) Purchase or retain any securities of an issuer, any of whose officers directors or security holders is an officer or director of the Trust or a Portfolio, if such officer or director owns beneficially more than 1/2 of 1% of the issuer's securities or together they own beneficially more than 5% of such securities; (n) Invest in securities of companies which have a record of less than three years' continuous operation if, at the time of such purchase, more than 5% of its assets (taken at value) would be so invested- (o) Purchase participations or other direct interests in oil, gas or other mineral exploration or development programs; (p) Invest in warrants; and (q) Invest more than 10% of its assets in restricted securities and securities for which market quotations are not readily available and repurchase agreements which mature in excess of seven days; however, this shall not prohibit the purchase of money market instruments or other securities which are not precluded by other particular restrictions.

     In order to comply with certain state investment restrictions, each of the Trust's and the Portfolios' operating policy is not to: (a) Notwithstanding (b) above, pledge assets having a value in excess of 10% of its gross assets; (b) Invest in oil, gas or mineral Leases or programs; and (c) Purchase real estate Limited partnerships.

PORTFOLIO TURNOVER


     The portfolio turnover rate for the fiscal year ended December 31, 1997, in the Mutual Fund Portfolio was 395% (1996 - 297%; 1995-186%); and in the Bond Portfolio was 376% (1996 - 779%; 1995 - 232%). Resultant turnover rates are primarily a function of the Manager's response to market conditions. In the Manager's opinion, it was in the best interest of the Mutual Fund and Bond Portfolios to change their portfolios from a fully invested position to a partially defensive position at various times during the year. This defensive investment strategy can produce high portfolio turnover ratios when calculated in accordance with SEC rules. The Mutual Fund Portfolio has an investment objective of long term growth of capital. Major changes in its portfolio has resulted in portfolio turnover rates of as much as 779%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy.

     The Portfolio turnover rate for the Bond Portfolio decreased in 1997 because the Portfolio implemented defensive strategies less frequently than in 1996. The Portfolio turnover rate for the Mutual Fund Portfolio increased in 1997 because the Portfolio implemented defensive strategies more frequently than in 1996.

PURCHASE AND SALE OF PORTFOLIO SECURITIES

     Each Portfolio seeks to obtain the best available prices on, and firm execution of, all purchases and sales of portfolio securities. In order to do so, it may buy securities from or sell securities to broker/dealers acting as principals and may use primary markets in the purchase or sale of over-the-counter securities, unless best price and execution can be obtained in some other way.

     Satisfied that it is obtaining the best available price and favorable execution, a Portfolio may, from time to time, place orders for the purchase or sale of portfolio securities with broker/dealers who provide research, statistical or other financial information or services ("research") to it or to
R. Meeder & Associates, Inc. ("RMA"), or to any other client for which RMA acts as investment adviser. The reasonableness of brokerage commissions paid by a Portfolio in relation to transaction and research services received is evaluated by the staff of RMA on an ongoing basis. The general level of brokerage charges and other aspects of each Portfolio's portfolio transactions are reviewed periodically by its Board of Trustees.

     RMA is the principal source of information and advice to each Portfolio and is responsible for making and initiating the execution of investment decisions for each Portfolio. However, it is recognized by the Trustees that it is important for RMA, in performing its responsibilities to each Portfolio, to continue to receive and evaluate the broad spectrum of economic and financial information which many securities brokers have customarily furnished in connection with brokerage transactions and that, in compensating brokers for their services, it is in the interest of each Portfolio to take into account the value of the information received for use in advising each Portfolio. The extent, if any, to which the obtaining of such information may reduce the expenses of RMA in providing management services to each Portfolio is not determinable. In addition, it is understood by the Trustees that other clients of RMA might also benefit from the information obtained for a Portfolio, in the same manner that a Portfolio might also benefit from information obtained by RMA in performing services to others.

     RMA utilizes brokers who have demonstrated an ability to execute orders on a favorable basis, or who are able to provide research or other services. RMA does not knowingly authorize a higher rate of commission to one broker than to any other. In order to assure itself that a Portfolio is paying reasonable commissions, RMA will periodically attempt to determine the rates being paid by other institutional investors of similar size.


     During the year ending December 31, 1997, the Bond Portfolio paid total commissions of $7,910 (4,766 in 1996); and the Mutual Fund Portfolio paid total commissions of $82,889 ($9,964 in 1996).

VALUATION OF PORTFOLIO SECURITIES

     Except for securities owned by The Money Market Portfolio, securities owned by a Portfolio and listed or traded on any national securities exchange are valued at each closing of the New York Stock Exchange on the basis of the last sale on such exchange each day that the exchange is open for business. If there is no sale on that day, or if the security is not listed, it is valued at its last bid quotation on the exchange or, in the case of unlisted securities, as obtained from an established market maker. Futures contracts are valued on the basis of the cost of closing out the liability i.e. at the settlement price of a closing contract or at the asked quotation for such a contract if there is no sale. The Money Market Portfolio will value its securities by the amortized cost method as it maintains a dollar weighted average portfolio maturity of 90 days or less. Money market instruments (certificates of deposit commercial paper, etc.) in the other Portfolios, having maturities of 60 days or less, are valued at amortized cost if not materially different from market value. Portfolio securities for which market quotations are not readily available are to be valued by the Manager in good faith at its own expense under the direction of the Trustees. In The Bond Portfolio, securities are valued each day at 3:00 p.m.

     Other assets, which include cash, prepaid and accrued items and amounts receivable as income on investments and from the sale of portfolio securities are carried at book value, as are all liabilities. Liabilities include accrued expenses, sums owed for securities purchased, and dividends payable.

CALCULATION OF YIELD - THE MONEY MARKET FUND


     The Money Market Fund calculates its yield quotations based on the net change, exclusive of realized and unrealized gains or losses, in the value of a hypothetical account over a seven calendar day base period. The following is an example of the yield calculations for the seven days ended December 31, 1997.

Simple yield:

         Value of hypothetical account at end of period     $1.00103004
         Value of hypothetical account at beginning of
                  period                                     1.00000000
                                                            -----------
         Base period return                                 $0.00103004
                                                            ===========
         Current seven day yield (.00100701 x (365/7)              5.37%

Effective yield:

         Effective yield [(.00100701 + 1)365/7 ] - 1               5.51%

     These yields reflect the Manager's decision to voluntarily waive a portion of its management fee. Therefore, the Fund realized a higher yield as a result of reduced expenses. Investors should recognize that yields are not necessarily representative of future results, but will vary as a function of market conditions and expenses incurred.

     The Manager presently intends to waive a portion of its management fee in the Money Market Portfolio to the extent necessary to achieve for The Money Market Fund a compound annualized yield that will rank within the top 10% of yields for all general purpose money market funds in 1998. There is no guarantee that waiver of fees alone will accomplish this objective. The Manager may change this policy at any time without notice to shareholders. This would, in some circumstances, have an adverse effect on the net income of the Fund, and the yields earned by shareholders. For planning purposes prospective investors and shareholders should assume that expenses will be based on the maximum fee. (See "Synopsis of Financial Information" in the Trust's Prospectus.)

CALCULATION OF TOTAL RETURN

     From time to time The Muirfield and U.S. Government Bond Funds may advertise their average annual total returns for various periods of time. When applicable, depending on the Fund, the periods of time shown will be for a one-year period; a five-year period; a ten-year period (or relevant portion thereof) and since inception. The calculation assumes the reinvestment of all dividends and distributions. Below is an example of the total return calculation for The Muirfield Fund assuming a hypothetical investment of $1,000 at the beginning of each period.

     It is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

               P (1+T)n = ERV
               P = initial investment of $1,000
               T = average annual total return
               n = Number of years
               ERV = ending redeemable value at the end of the base period


THE MUIRFIELD FUND:
                                                     Total Return

                              1 Year              5 Years         9.4 Years
                           Period Ended        Period Ended      Period Ended
                         DECEMBER 31, 1997  DECEMBER 31, 1997  DECEMBER 31, 1997

Value of Account
   At end of Period          $1,185.90         $1,755.90           $3,018.05

Value of Account
   At beginning of Period     1,000.00          1,000.00            1,000.00
                            ----------        ----------          ----------

Base Period Return           $  185.90         $  755.90           $2,018.05

Average Total Return             18.59%            11.92%              12.48%

Values were computed according to the following formulas:

                  1 Year:     $1,000 (1 + .1859)     =   $1,185.90
                  5 Years:    $1,000 (1 + .1192)5    =   $1,755.90
                  9.4 Years:  $1,000 (1 + .1248)9.4  =   $3,018.05


     The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total Return quotations, when advertised for The U.S. Government Bond Fund, are calculated in the same manner as described above.

CALCULATION OF YIELD - THE U.S. GOVERNMENT BOND FUND

From time to time The U.S. Government Bond Fund may advertise its thirty-day yield quotation. It is computed by dividing the net investment income per accumulation unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

         YIELD = 2 [(a - b + 1)6 - 1]
                     -----
                      cd

a = income earned during the period
b = expense accrued for the period
c = average number of shares outstanding during the period d = offering price per share on the last day of the period


Below is an example of calculation of The U.S. Government Bond Funds yield for the thirty days ended December 31, 1997:

          4.84% = 2 [(80,976 - 13,765 +1)6 - 1]
                      ---------------
                      793,530 x 21.19


     Quotations of yield for The U.S. Government Bond Fund will be accompanied by total return calculations current to the most recent calendar quarter. Total return will be calculated in the manner described above (See "Calculation of

Total Return"). Below is an example of the total return calculation for The U.S. Government Bond Fund assuming a hypothetical investment of $1,000 at the beginning of each period.

THE U.S. GOVERNMENT BOND FUND:


TOTAL RETURN

                         1 Year         5 Year        10 Year      12.65 Years
                      Period Ended   Period Ended   Period Ended   Period Ended
                      DEC. 31, 1997  DEC. 31, 1997  DEC. 31, 1997  DEC. 31, 1997

Value of Account
  At end of Period      $1,077.02      $1,367.47      $1,970.90      $2,417.15

Value of Account
  At beginning of Period 1,000.00       1,000.00       1,000.00       1,000.00

Base Period Return      $   77.02      $  364.47      $  970.90      $1,417.15

Average Total Return         7.70%          6.46%          7.02%          7.23%


     The Total Return performance data in this hypothetical example, represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the 'Manager") is the investment adviser and manager for, and has a separate Investment Advisory Contract with, each Portfolio. Previously, the Manager managed the assets of the Funds pursuant to separate investment advisory contracts until May of 1992, at which time the investment by the Funds in the Portfolios was implemented.

     The Investment Advisory Contract for each Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. Each of these contracts is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of outstanding shares of each Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewals.

     Each Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days' prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular Fund are allocated to that Fund. Costs, expenses and liabilities which are not readily attributable to a particular Fund are allocated among all of the Trust's Funds. Thus, each Fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates; association dues; the cost of printing and mailing confirmations, prospectuses, proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the 2/10 of 1% limitation of each Fund's Distribution Plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The respective expenses of each Portfolio include the compensation of their respective Trustees who are not affiliated with the Adviser; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, of legal counsel and of any transfer agent, accountant, custodian of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of each Portfolio also include all fees under its Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Adviser under the Advisory Contract and other miscellaneous expense.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of any Fund and its corresponding Portfolio will be less than or approximately equal to the expenses which a Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.

     The Manager earns an annual fee, payable in monthly installments as follows. The fee for the Mutual Fund Portfolio is based upon the average net assets of the Portfolio and is at the rate of 1% of the first $50 million, 0.75% of the next $50 million and 0.60% in excess of $100 million of average net assets. Annual fees for the Bond Portfolio are at the rate of 0.40% of the first $100 million of average net assets and 0.20% in excess of $100 million. The annual fee for the Money Market Portfolio is at the rate of 0.40% of the first $100 million and 0.25% in excess of $100 million, of average net assets.

     For the year ended December 31, 1997, the Mutual Fund Portfolio paid fees to the Manager totaling $1,130,843 ($1,083,553 in 1996; $874,473 in 1995;
$743,058 in 1994); in the Bond Portfolio $43,103 ($59,346 in 1996; $38,275 in
1995; $33,422 in 1994); in the Money Market Portfolio $774,778 ($548,106 in
1996; $299,240 in 1995; $243,359 in 1994).

     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. The Manager's officers and directors are as set forth as follows: Robert S. Meeder, Sr., Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; Robert S. Meeder, Jr., President; and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and each Portfolio. Mr. Robert S. Meeder, Jr. and Philip A. Voelker each are a Trustee and officer of the Trust and each Portfolio. Each of Messrs. Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and each Portfolio.


                              OFFICERS AND TRUSTEES

     The Trust and the Portfolios are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds, The Flex-Partners and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex are indicated by an asterisk (*).


NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION
---------------------            -------------        --------------------

ROBERT S. MEEDER, SR.*+, 69      Trustee/President    Chairman, R. Meeder &
                                                      Associates, Inc., an
                                                      investment adviser.

MILTON S. BARTHOLOMEW, 69        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      the Portfolio's Audit
                                                      Committee.

ROGER D. BLACKWELL, 57           Trustee              Professor of Marketing
Blackwell Associates, Inc.                            and Consumer Behavior, The
3380 Tremont Road                                     Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

JOHN M. EMERY, 77                Trustee              Retired; formerly Vice
2390 McCoy Road                                       President and Treasurer of
Columbus, OH  43220                                   Columbus & Southern Ohio
                                                      Electric Co.; member of
                                                      the Portfolio's Audit
                                                      Committee.

RICHARD A. FARR, 79              Trustee              President of R&R Supply
3250 W. Henderson Road                                Co. and Farrair Concepts,
Columbus, OH  43220                                   Inc., two companies
                                                      involved in engineering,
                                                      consulting and sales of
                                                      heating and air
                                                      conditioning equipment.

WILLIAM L. GURNER*, 51           Trustee              President, Sector Capital
Sector Capital Management, Inc.                       Management, an investment
5350 Poplar Avenue, Suite 490                         adviser (since January
Memphis, TN  38119                                    1995); Manager of Trust
                                                      Investments of Federal
                                                      Express Corporation (1987-
                                                      1994).

RUSSEL G. MEANS, 72              Trustee              Retired; formerly Chairman
5711 Barry Trace                                      of Employee Benefit
Dublin, OH  43017                                     Management Corporation,
                                                      consultants and
                                                      administrators of self-
                                                      funded health and
                                                      retirement plans.

ROBERT S. MEEDER, JR.*+, 37      Trustee and          President of R. Meeder &
                                 Vice President       Associates, Inc.

LOWELL G. MILLER*, 49            Trustee              President, Miller/Howard
Miller/Howard Investments, Inc.                       Investments, Inc., an
141 Upper Byrdcliffe Road                             investment adviser whose
P. O. Box 549                                         clients include the
Woodstock, NY  12498                                  Portfolio and the
                                                      Utilities Stock Portfolio.

WALTER L. OGLE, 59               Trustee              Executive Vice President
400 Interstate North Parkway,                         of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 55        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive, Suite 200                     provides a variety of
Milford, OH  45150                                    marketing and consulting
                                                      services to investment
                                                      companies; CEO, Winston
                                                      Advisors, Inc., an
                                                      investment advisor.

JAMES W. DIDION, 67              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm (1991-
                                                      1997).

PHILIP A. VOELKER*+, 44          Trustee and          Senior Vice President and
                                 Vice President       Chief Investment Officer
                                                      of R. Meeder & Associates,
                                                      Inc.

JAMES B. CRAVER*, 54             Assistant            Practicing Attorney;
42 Miller Hill Road              Secretary            Special Counsel to Flex-
Box 811                                               Partners, Flex-funds and
Dover, MA  02030                                      their Portfolios; Senior
                                                      Vice President of
                                                      Signature Financial Group,
                                                      Inc. (January 1991 to
                                                      August 1995).

DONALD F. MEEDER*+, 59           Secretary/           Vice President of R.
                                 Treasurer            Meeder & Associates, Inc.,
                                                      and President of Mutual
                                                      Funds Service Company.

WESLEY F. HOAG*+, 41             Vice President       Vice President and General
                                                      Counsel of R. Meeder &
                                                      Associates, Inc. (since
                                                      July 1993); Attorney,
                                                      Porter, Wright, Morris &
                                                      Arthur, a law firm
                                                      (October 1984 to June
                                                      1993).

* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Portfolios and the Fund Complex as a whole to the Trustees of the Portfolios and the Fund Complex during the fiscal year ended December 31, 1997.

                               COMPENSATION TABLE

                                        Pension or                  Total
                                        Retirement                  Compensation
                                        Benefits       Estimated    from
                         Aggregate      Accrued        Benefits     Registrant
                         Compensation   as Part of     Annual       and Fund
                         from the (3)   Portfolio or   Upon         Complex Paid
TRUSTEE                  PORTFOLIOS     FUND EXPENSE   RETIREMENT   TO TRUSTEE
-------                  ----------     ------------   ----------   ----------

Robert S. Meeder, Sr.    None           None           None         None

Milton S. Bartholomew    $8,393         None           None         $11,633

John M. Emery            $8,393         None           None         $11,633

Richard A. Farr          $7,843         None           None         $10,633

William F. Gurner        None           None           None         None

Russel G. Means          $6,343         None           None         $7,883

Lowell G. Miller         None           None           None         None

Robert S. Meeder, Jr.    None           None           None         None

Walter L. Ogle           $7,343         None           None         $9,883

Philip A. Voelker        None           None           None         None

Roger A. Blackwell       $7,343         None           None         $9,883

Charles A. Donabedian    $3,964         None           None         $5,541

James W. Didion          None           None           None         None

     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose; however, the Portfolio and other members of the Fund Complex have accrued the payment of certain Trustee fees which have not yet been paid to the Trustees.

     Each Trustee who is not an "interested person: is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Messrs. Emery, Bartholomew and Donabedian comprise the Audit Committee for each of The Flex-Funds and The Flex-Partners Trusts, and the Portfolios. Each member of the Audit Committee is paid $500 for each meeting. All other officers and Trustees serve without compensation from the Portfolios or the Trust. Trustee fees for the Bond, Mutual Fund and Money Market Portfolios totaled $6,184, $36,242 and $6,100, respectively, for the year ended December 31, 1997 ($3,850 for each Fund in 1996). Audit Committee meeting fees for each Portfolio totaled $367 for the year ended December 31, 1997 ($160 for each Fund in 1996).


     The Trustees and officers of the Trust and the Portfolios own, in the aggregate, less than 1% of the Trust's total outstanding shares.

                               DISTRIBUTION PLANS

     Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Trust may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Trust shares

     The Trust has adopted a Distribution Plan for each of the three Funds described herein. These Plans permit, among other things, payment for distribution in the form of commissions and fees, advertising, the services of public relations consultants, and direct solicitation. Possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, setting or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Trust believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Trust shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Trust might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Trust may expend in each of the three Funds as described herein as much as, but not more than 2/10 of 1% of the Fund's average net assets annually pursuant to the Plan. A report of the amounts so expended in each such Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan for each such Fund provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan for each of the Trust's Funds is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Trust's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of any of the Plans or in any of the related service agreements upon not more than 60 days' written notice to the service organization or by the vote of the holders of a majority of the Trust's shares, or, upon 15 days' notice, by a party to a service agreement.

     Each Plan was approved by the Trust's Board of Trustees, who made a determination that there is a reasonable likelihood that the Plans will benefit the Funds. The Plans were approved by shareholders and they will continue in effect only if approved at least annually by the Board of Trustees. The Trust has entered into agreements whereby a Trustee and a company with which one of the Trustees is affiliated will be paid for their assistance in explaining and interpreting the Funds, their investment objectives and policies, and the Trust's retirement plans, to clients. These include: Russel G. Means, a Trustee of the Trust and each Portfolio; and the firm of Ogle and Waters, Inc. with which Walter L. Ogle, a Trustee of the Trust and each Portfolio, is affiliated.

Total payments made by the Trust to parties with service agreements for the year ended December 31, 1997 amounted to $193,209 ($167,872 in 1996; $134,047 in
1995). In addition, expenditures were approved by the Board of Trustees for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; advertising; the services of public relations and marketing consultants; and the cost of special telephone service to encourage the sale of Fund shares. These expenditures amounted to $177,376 for the year ended December 31, 1997 ($190,244 in 1996; $172,584 in 1995). The table below states the amounts paid under each current Fund's distribution plan for the year ended December 31, 1997.

                  DISTRIBUTION PLAN EXPENSES PAID BY THE FUNDS*

                                                U.S.
                                              Government       Money
TYPE OF EXPENSE               MUIRFIELD         BOND           MARKET
---------------               ---------         ----           ------

Payments to Consultants       $101,027       $  6,156       $  69,726

Public Relations              $ 10,550       $  8,161      $    9,805

Marketing/Advertising         $ 14,441       $  5,256      $    9,095

Wats Telephone Service         $ 6,345          $ 926         $ 6,279

Printing and Mailing          $ 18,733        $ 4,468        $ 31,392
                              --------        -------        --------
Total                         $151,096       $ 24,967        $126,297


     *Distribution expenses of the Trust attributable to a particular Fund are borne by that Fund. Distribution expenses which are not readily identifiable as attributable to a particular Fund are allocated among each of the five Funds of the Trust based on the relative size of their average net assets.

     In addition, any Agent or Consultant that contemplates entering into an agreement with the Trust for payment in connection with the distribution of Fund shares, under any Fund's distribution plan, shall be responsible for complying with any applicable securities or other laws which may be applicable to the rendering of any such services. It would appear that any Agent or Consultant would need to be registered as broker/dealer in the state of Texas if Texas residents are their clients.

                           FLEX-FUNDS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

     ($10,000* - EXCESS AGI )      Maximum Allowable         Deduction
      ---------------------    X       Deduction        =      Limit
             $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

*For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION IN 1998. If you roll over a Traditional IRA distribution received after 1998 to a Roth IRA, the taxable portion of the Traditional IRA distribution is included in your income ratably over a four-year period starting with 1998 (i.e., the amount included in gross income is spread evenly over four years beginning with 1998), but the amount is not subject to the IRS 10% early distribution penalty.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.


                                 OTHER SERVICES

     CUSTODIAN - Star Bank, N.A., Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, is custodian of all of the Trust's assets.

     AUDITORS - KPMG Peat Marwick LLP, Two Nationwide Plaza, Columbus, Ohio, 43215, has been retained as independent auditors for the Trust.

     STOCK TRANSFER AGENT - Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017, a wholly owned subsidiary of Muirfield Investors, Inc., is the Trust's stock transfer and dividend disbursing agent.

     REPORTS TO SHAREHOLDERS - The Trust provides shareholders with quarterly reports of investments and other information, semi-annual financial statements, and annual reports.


                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of April 1, 1998, the following persons owned 5% or more of a class of the Trust's outstanding shares of beneficial interest:


                                                    Number of
Name                Name & Address                  Shares of Record   Percent
OF FUND             OF BENEFICIAL OWNER             AND BENEFICIALLY   OF CLASS
-------             -------------------             ----------------   --------
U.S. Government
Bond Fund           Roofers Local No. 86               56,481.891       8.099%
                    Pension Fund Dtd 5-1-64
                    c/o Qualified Benefits Mgmt.
                    77 West Elmwood Drive
                    Centerville, OH  45459

                    OAPSE Pension Trust 1260           36,593.457       5.247%
                    c/o R. Meeder & Associates
                    P. O. Box 7177
                    Dublin, OH  43017

                    Plumbers & Pipe Fitters Local     221,742.685      31.794%
                    #168 Ret Fund Dtd 09/01/87
                    c/o R. Meeder & Associates
                    P.O. Box 7177
                    Dublin, OH  43017

                    Ohio Local No. 1 Operative         59,543.862       8.538%
                    Plasters & Cement Masons
                    Pen Fd Rowley & Sobiech TTEES
                    c/o Qualified Benefits Mgmt Inc.
                    77 West Elmwood Drive
                    Suite 106
                    Centerville, OH  45459

Muirfield Fund      IBEW Local 683 Pension Plan     1,782,086.606       8.338%
                    Attn:  Ken Brotherton
                    23 W. 2nd Street
                    P.O. Box 8127 - Station A
                    Columbus, OH  43201


     The shareholders listed above own shares for investment purposes and have no known intention of exercising any control of the Trust.

                             ADDITIONAL INFORMATION

     REGISTRATION STATEMENT: This Statement of Additional Information omits certain of the information contained in the Registration Statement filed with the Securities and Exchange Commission by the Trust. Items of information which are thus omitted may be obtained from the Commission upon payment of the fee prescribed by its Rules and Regulations, or may be examined at the offices of the Commission without charge.

                              FINANCIAL STATEMENTS

     Financial statements for all of the Trust's funds and for each Portfolio are presented on the following pages.

                                 THE FLEX-FUNDS
                       CROSS REFERENCE SHEET TO FORM N-1A
                          FOR THE HIGHLANDS GROWTH FUND

Part B.

Item No.          Statement of Additional Information
--------          -----------------------------------

10                Cover Page

11                Table of Contents

12                Investment Policies and Related Matters - General

13(a)(b)(c)       Investment Policies and Related Matters
13(d)             Not applicable

14(a)(b)          Officers and Trustees
14(c)             Not applicable

15(a)             Not applicable
15(b)(c)          Principal Holders of Outstanding Shares

16(a)(b)          Investment Adviser and Manager
16(c)             Not applicable
16(d)             Other Services
16(e)             Not applicable
16(f)             Distribution Plan
16(g)             Not applicable
16(h)             Other Services
16(i)             Other Services

17                Purchase and Sale of Portfolio Securities

18                Not applicable

19(a)             Flex-funds Retirement Plans
19(b)             Valuation of Portfolio Securities

20                Not applicable

21                Not applicable

22(a)             Not applicable
22(b)             Calculation of Total Return

23                Financial Statements

                            THE HIGHLANDS GROWTH FUND
                         A FUND OF THE FLEX-FUNDS TRUST
                       STATEMENT OF ADDITIONAL INFORMATION
                                 APRIL 30, 1998

This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectus (dated April 30, 1998). Please retain this document for future reference. To obtain an additional copy of the Prospectus, please call Mutual Funds Service Co. at 1-800-325-3539. Capitalized terms used and not otherwise defined herein have the same meanings as defined in the Prospectus.

         TABLE OF CONTENTS                                    PAGE

         Investment Policies and Limitations                    2
         Portfolio Transactions                                12
         Valuation of Portfolio Securities                     14
         Performance                                           15
         Additional Purchase and Redemption Information        18
         Distributions and Taxes                               20
         Investment Adviser and Manager                        21
         Investment Subadviser                                 23
         Investment Sub-subadvisers                            24
         Distribution Plan                                     29
         Trustees and Officers                                 30
         Flex-funds Retirement Plans                           34
         Contracts With Companies Affiliated With Manager      39
         Description of the Trust                              39
         Principal Holders of Outstanding Shares               41
         Financial Statements                                  41


         INVESTMENT ADVISER                  TRANSFER AGENT
         R. Meeder & Associates, Inc.        Mutual Funds Service Co.

         INVESTMENT SUBADVISER
         Sector Capital Management, L.L.C.

                       INVESTMENT POLICIES AND LIMITATIONS

     The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the Portfolio's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

     The Fund's fundamental investment limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the Fund. However, except for the fundamental investment limitations set forth below, the investment policies and limitations described in this Statement of Additional Information are not fundamental and may be changed by the Trustees without shareholder approval. THE FOLLOWING ARE THE PORTFOLIO'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY; PROVIDED THAT NOTHING IN THE FOLLOWING INVESTMENT RESTRICTIONS WILL PREVENT THE FUND FROM INVESTING ALL OR PART OF THE FUND'S ASSETS IN AN OPEN-END MANAGEMENT INVESTMENT COMPANY WITH THE SAME INVESTMENT OBJECTIVE AS THE FUND. THE FUND OR THE PORTFOLIO MAY NOT:

     (1) with respect to 75% of the Portfolio's total assets, purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or (b) the Fund would hold more than 10% of the voting securities of such issuer;

     (2) issue senior securities, except as permitted under the Investment Company Act of 1940;

     (3) borrow money, except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33-1/3% of its total assets including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation;

     (4) underwrite securities issued by others (except to the extent that the Portfolio may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities);

     (5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, 25% or more of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     (6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business); or

     (7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Portfolio from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL, AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

     (i) The Portfolio does not currently intend to engage in short sales, but may engage in short sales "against the box" to the extent that the Portfolio contemporaneously owns or has the right to obtain at no added cost securities identical to those sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

     (ii) The Portfolio does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

     (iii) The Portfolio may borrow money only from a bank. The Portfolio will not purchase any security while borrowings representing more than 5% of its total assets are outstanding.

     (iv) The Portfolio does not currently intend to purchase any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements with remaining maturities in excess of seven days or securities without readily available market quotes.

     (v) The Portfolio does not currently intend to invest in securities of real estate investment trusts that are not readily marketable, or to invest in securities of real estate limited partnerships that are not listed on the New York Stock Exchange or the American Stock Exchange or traded on the NASDAQ National Market System.

     (vi) The Portfolio does not currently intend to purchase securities of other investment companies. This limitation does not apply to securities received as dividends, through offers of exchange, or as a result of reorganization, consolidation, or merger.

     (vii) The Portfolio does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation.

     (viii) The Portfolio does not currently intend to purchase warrants, valued at the lower of cost or market, in excess of 5% of the Portfolio's net assets. Included in that amount, but not to exceed 2% of the Portfolio's net assets, may be warrants that are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Portfolio in units or attached to securities are not subject to these restrictions.

     (ix) The Portfolio does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.

     (x) The Portfolio does not currently intend to purchase the securities of any issuer if those officers and Trustees of the Trust and those officers and directors of the Manager, the Subadviser, or the Sector Advisers who individually own more than 1/2 of 1% of the securities of such issuer, together own more than 5% of such issuer's securities.

     For the Portfolio's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For the Portfolio's limitations on short sales, see the section entitled "Short Sales."

MONEY MARKET INSTRUMENTS When investing in money market instruments, the Portfolio will limit its purchases, denominated in U.S. dollars, to the following securities.

     U.S. Government Securities and Securities of its Agencies and Instrumentalities - obligations issued or guaranteed as to principal or interest by the United States or its agencies (such as the Export Import Bank of the United States, Federal Housing Administration, and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, Federal Intermediate Credit Banks and Federal Land Bank), including Treasury bills, notes and bonds.

     Bank Obligations and Instruments Secured Thereby - obligations (including certificates of deposit, time deposits and bankers' acceptances) of domestic banks having total assets of $1,000,000,000 or more, instruments secured by such obligations and obligations of foreign branches of such banks, if the domestic parent bank is unconditionally liable to make payment on the instrument if the foreign branch fails to make payment for any reason. The Portfolio may also invest in obligations (including certificates of deposit and bankers' acceptances) of domestic branches of foreign banks having assets of $1,000,000,000 or more, if the domestic branch is subject to the same regulation as United States banks. The Portfolio will not invest at time of purchase more than 25% of its assets in obligations of banks, nor will the Portfolio invest more than 10% of its assets in time deposits.

     High Quality Commercial Paper - The Portfolio may invest in commercial paper rated no lower than "A-2" by Standard & Poor's Corporation or "Prime-2" by Moody's Investors Services, Inc., or, if not rated, issued by a company having an outstanding debt issue rated at least A by Standard & Poor's or Moody's.

     Private Placement Commercial Paper - Private placement commercial paper consists of unregistered securities which are traded in public markets to qualified institutional investors, such as the Portfolio. The Portfolio's risk is that the universe of potential buyers for the securities, should the Portfolio desire to liquidate a position, is limited to qualified dealers and institutions, and therefore such securities could have the effect of being illiquid.

     High Grade Corporate Obligations - obligations rated at least A by Standard & Poor's or Moody's. See rating information below.

     Repurchase Agreements - See "Repurchase Agreements" below.

     The Manager exercises due care in the selection of money market instruments. However, there is a risk that the issuers of the securities may not be able to meet their obligations to pay interest or principal when due. There is also a risk that some of the Portfolio's securities might have to be liquidated prior to maturity at a price less than original amortized cost or value, face amount or maturity value to meet larger than expected redemptions. Any of these risks, if encountered, could cause a reduction in net income or in the net asset value of the Portfolio.

RATINGS

1.   Moody's Investors Services, Inc.'s Corporate Bond Rating:

     Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins or protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

     A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length or time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

2.   Standard and Poor's Corporation's Corporate Bond Rating:

     AAA - Bonds rated AAA are highest grade obligations. They possess the ultimate degree of protection as to principal and interest. Marketwise they move with interest rates, and hence provide the maximum safety on all counts.

     AA - Bonds rated AA also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in small degree. Here, too, prices move with the long-term money market.

     A - Bonds rated A are regarded as upper medium grade. They have considerable investment strength but are not entirely free from the adverse effect of changes in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

     BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

3.   Commercial Paper Ratings:

     Commercial paper rated A-1 by Standard & Poor's Corporation ("S&P") has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is A-1, A-2, or A-3.

     The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

4.   Description of Permitted Money Market Investments:

     Commercial Paper - refers to promissory notes issued by corporations in order to finance their short term credit needs.

     U.S. Government Obligations - are bills, certificates of indebtedness notes and bonds issued by the U.S. Treasury and agencies, authorities and instrumentalities of the U.S. Government established under the authority of an act of Congress. Some obligations of U.S. Government agencies, authorities and instrumentalities are supported by the full faith and credit of the U.S. Treasury, as for example, the Government National Mortgage Association; others by the right of the issuer to borrow from the Treasury, as in the case of Federal Farm Credit Banks and Federal National Mortgage Association; and others only by the credit of the agency, authority or instrumentality; as for example, Federal Home Loan Mortgage and Federal Home Loan Bank.

     Repurchase Agreements - See "Repurchase Agreements" below.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified or variable rate of return and are normally negotiable.

     Banker's Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Corporate Obligations - include bonds and notes issued by corporations in order to finance longer term credit needs.

     ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, the Manager, Subadviser and/or Sector Advisers determine the liquidity of the Portfolio's investments and, through reports from the Manager, Subadviser and/or Sector Advisers, the Board monitors investments in illiquid instruments. In determining the liquidity of the Portfolio's investments, the Manager, Subadviser and Sector Advisers may consider various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment). Investments currently considered by the Portfolio to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options, and non-government stripped fixed-rate mortgage-backed securities. Also, the Manager, Subadviser and/or Sector Advisers may determine some restricted securities to be illiquid. However, with respect to over-the-counter options the Portfolio writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement the Portfolio may have to close out the option before expiration. In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by the Board of Trustees. If through a change in values, net assets, or other circumstances, the Portfolio were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     REPURCHASE AGREEMENTS. In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked to market daily) of the underlying security. The Portfolio may engage in repurchase agreements with respect to any security in which it is authorized to invest.

     While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the Portfolio in connection with bankruptcy proceedings), it is the Portfolio's current policy to limit repurchase agreement transactions to parties whose creditworthiness has been reviewed and found satisfactory by the Manager.

     LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The Portfolio will not:
(a) write call options if, as a result, more than 25% of the Portfolio's total assets would be hedged with options under normal conditions; or (b) purchase futures contracts if, as a result, the Portfolio's total obligations upon settlement or exercise of purchased futures contracts would exceed 25% of its total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the Portfolio's investments in futures contracts and options, and the Portfolio's policies regarding futures contracts and options discussed elsewhere in this Statement of Additional Information, may be changed as regulatory agencies permit.

     FUTURES CONTRACTS. When the Portfolio purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When the Portfolio sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract.

     Some currently available futures contracts are based on indices of securities-prices, such as the Standard & Poor's 500 Composite Stock Price Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

     The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase the Portfolio's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When the Portfolio sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

     FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value.

     If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the Portfolio.

     WRITING CALL OPTIONS. Writing a call option obligates the Portfolio to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

     CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange traded options and futures contracts, it is likely that the standardized contracts available will not match the Portfolio's current or anticipated investments exactly. The Portfolio may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Portfolio's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Portfolio's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts.

     The Portfolio may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for the Portfolio to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require the Portfolio to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, the Portfolio's access to other assets held to cover its options or futures positions could also be impaired.

     ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The Portfolio will comply with guidelines established by the SEC with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require, will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of the Portfolio's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     SHORT SALES. The Portfolio may enter into short sales "against the box" with respect to equity securities it holds. For example, if a Sector Adviser anticipates a decline in the price of a stock the Portfolio holds, it may sell the stock short "against the box." If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the stock's decline. The Portfolio currently intends to hedge no more than 15% of its total assets with short sales "against the box" on equity securities under normal circumstances.

     When the Portfolio enters into a short sale "against the box", it will be required to own or have the right to obtain at no added cost securities identical to those sold short "against the box" and will be required to continue to hold them while the short sale "against the box" is outstanding. The Portfolio will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.

PORTFOLIO TURNOVER.


     The Portfolio's portfolio turnover rate for the fiscal year ended December 31, 1997 was 130% (1996 - 82%). The increase in the portfolio turnover rate for fiscal year 1997 was primarily due to the adoption by the Portfolio and the Trust of a new investment objective effective January 1, 1997 and the resulting change in the portfolio of the Portfolio.

     Major changes in the portfolio have resulted in portfolio turnover rates of as much as 338%, which is greater than that of most other investment companies, including many which emphasize capital appreciation as a basic policy. The policies of the Growth Stock Portfolio may be expected to result in correspondingly heavier brokerage commissions and taxes, which ultimately must be borne by the Trust's shareholders.


                             PORTFOLIO TRANSACTIONS

     All orders for the purchase or sale of portfolio securities are placed on behalf of the Portfolio by the Manager, Subadviser or Sector Advisers pursuant to authority contained in the investment advisory agreement, investment subadvisory agreement and investment sub-subadvisory agreements. The Manager, Subadviser and Sector Advisers are also responsible for the placement of transaction orders for accounts for which they or their affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, the Manager, Subadviser and Sector Advisers consider various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions, and arrangements for payment of Portfolio expenses.

     The Portfolio may execute portfolio transactions with broker-dealers who provide research and execution services to the Portfolio or other accounts over which the Manager, Subadviser or Sector Advisers or their affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers generally is made by the Manager, Subadviser and Sector Advisers (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by the Manager, Subadviser and Sector Advisers' investment staffs based upon the quality of research and execution services provided.

     The receipt of research from broker-dealers that execute transactions on behalf of the Portfolio may be useful to the Manager, Subadviser and Sector Advisers in rendering investment management services to the Portfolio or their other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other Manager, Subadviser and Sector Advisers' clients may be useful to the Manger, Subadviser and Sector Advisers in carrying out their obligations to the Portfolio. The receipt of such research is not expected to reduce the Manager, Subadviser and Sector Advisers' normal independent research activities; however, it enables the Manager, Subadviser and Sector Advisers to avoid the additional expenses that could be incurred if the Manager, Subadviser and Sector Advisers tried to develop comparable information through their own efforts.

     Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the Portfolio to pay such higher commissions, the Manager, Subadviser and/or Sector Advisers must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers viewed in terms of a particular transaction or the Manager, Subadviser and/or Sector Advisers' overall responsibilities to the Portfolio and their other clients. In reaching this determination, the Manager, Subadviser and/or Sector Advisers will not attempt to place a specific dollar value on the brokerage and research services provided or to determine what portion of the compensation should be related to those services.

     The Manager, Subadviser and Sector Advisers are authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund or shares of other Flex-funds funds or Flex-Partners funds to the extent permitted by law.

     The Manager, Subadviser and Sector Advisers may allocate brokerage transactions to broker-dealers who have entered into arrangements with the Manager, Subadviser and Sector Advisers under which the broker-dealer allocates a portion of the commissions paid by the Portfolio toward payment of the Portfolio or the Fund's expenses, such as transfer agent fees of Mutual Funds Service Co. or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

     The Trustees of the Portfolio periodically review the Manager, Subadviser and Sector Advisers' performance of their responsibilities in connection with the placement of portfolio transactions on behalf of the Portfolio and review the commissions paid by the Portfolio over representative periods of time to determine if they are reasonable in relation to the benefits to the Portfolio.

     From time to time, the Trustees of the Portfolio will review whether the recapture for the benefit of the Portfolio of some portion of the brokerage commissions or similar fees paid by the Portfolio on portfolio transactions is legally permissible and advisable.

     The Portfolio seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees of the Portfolio intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment, whether it would be advisable for the Portfolio to seek such recapture.

     Although the Trustees and officers of the Portfolio are substantially the same as those of other portfolios managed by the Manager, investment decisions for the Portfolio are made independently from those of other portfolios managed by the Manager or accounts managed by affiliates of the Manager. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several portfolios are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one portfolio.

     When two or more portfolios are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the portfolios involved to be equitable to each portfolio. In some cases this system could have a detrimental effect on the price or value of the security as far as the Portfolio is concerned. In other cases, however, the ability of the Portfolio to participate in volume transactions will produce better executions and prices for the Portfolio. It is the current opinion of the Trustees of the Portfolio that the desirability of retaining the Manager as investment adviser to the Portfolio outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions. During the period from January 1, 1997 to December 31, 1997, the Growth Stock Portfolio paid total commissions of $100,888 ($5,137 in 1996; $44,655 in 1995) on the purchase and sale of securities, of which $3,829 in commissions were paid on the purchase and sale of futures and options contracts.

                        VALUATION OF PORTFOLIO SECURITIES

     Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Equity securities for which the primary market is the U.S. are valued at last sale price or, if no sale has occurred, at the closing bid price. Short-term securities less than 60 days to maturity are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. Fixed-income securities are valued primarily by a pricing service that uses a vendor security valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques.

     This twofold approach is believed to more accurately reflect fair value because it takes into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data without exclusive reliance upon quoted, exchange, or over-the-counter prices.

     Securities and other assets for which there is no readily available market are valued in good faith by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by the Portfolio if, in the opinion of the Board of Trustees, some other method (e.g., closing over-the-counter bid prices in the case of debt instruments traded on an exchange) would more accurately reflect the fair market value of such securities.

     Generally, the valuation of equity securities, as well as corporate bonds, U.S. government securities, money market instruments, and repurchase agreements, is substantially completed each day at the close of the New York Stock Exchange
(NYSE).

     The values of any such securities held by the Portfolio are determined as of such time for the purpose of computing the Portfolio's net asset value. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then the security will be valued as determined in good faith by the Board of Trustees.

                                   PERFORMANCE

     The Fund may quote its performance in various ways. All performance information supplied by the Fund in advertising is historical and is not intended to indicate future returns. The Fund's share price and total returns fluctuate in response to market conditions and other factors, and the value of Fund shares when redeemed may be more or less than their original cost.

     TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of the Fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the Fund's net asset value over the period. Average annual returns will be calculated by determining the growth or decline in value of a hypothetical historical investment in the Fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period while average annual returns are a convenient means of comparing investment alternatives, investors should realize that the Fund's performance is not constant over time, but changes from year to year, and that average annual returns represent averaged figures as opposed to the actual year-to-year performance of the Fund.

     Total return is computed by finding the average annual compounded rates of return over the length of the base periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                  P (1+T)n = ERV
                  P = initial investment of $1,000
                  T = average annual total return
                  n = Number of years
                  ERV = ending redeemable value at the end of the base period

THE HIGHLANDS GROWTH FUND:

                                      Total Return

-------------------------------------------------
                            1 Year               5 Years            10 Years
                         Period Ended         Period Ended        Period Ended
                       DECEMBER 31, 1997   DECEMBER 31, 1997   DECEMBER 31, 1997

Value of Account
  At end of Period          $1,292.81           $1,870.92          $2,616.86

Value of Account
  At beginning of Period     1,000.00            1,000.00           1,000.00
                           ----------           ---------          ---------

Base Period Return          $  292.81           $  870.92          $1,616.86

Average Total Return            29.28%              13.35%             10.10%

Values were computed according to the following formulas:

               1 Year:    $1,000 (1 + .2928)     =   $1,292.81

               5 Years:   $1,000 (1 + .1335)5    =   $1,870.92

               10 Years:  $1,000 (1 + .1010)10   =   $2,616.86


The Total Return performance data in this hypothetical example represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     In addition to average annual returns, the Fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or series of redemptions over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically, or in a table, graph, or similar illustration.

     NET ASSET VALUE. Charts and graphs using the Fund's net asset values, adjusted net asset values, and benchmark indices may be used to exhibit performance. An adjusted net asset value includes any distributions paid by the Fund and reflects all elements of its return. Unless otherwise indicated, the Fund's adjusted net asset values are not adjusted for sales charges, if any.

     MOVING AVERAGES. The Fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing net asset value for a specified period. A short-term moving average is the average of each day's adjusted closing net asset value for a specified period. Moving Average Activity Indicators combine adjusted closing net asset values from the last business day of each week with moving averages for a specified period to produce indicators showing when a net asset value has crossed, stayed above, or stayed below its moving average.

     HISTORICAL FUND RESULTS. The Fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Lipper generally ranks funds on the basis of total return, assuming reinvestment of distributions, but does not take sales charges or redemption fees into consideration, and total return is prepared without regard to tax consequences. In addition to the mutual fund rankings, the Fund's performance may be compared to mutual fund performance indices prepared by Lipper.

     From time to time, the Fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the Fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Flex-Partners or Flex-funds funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.

     In advertising materials, the Trust may reference or discuss its products and services, which may include: other Flex-Partners or Flex-funds funds; retirement investing; the effects of periodic investment plans and dollar; cost averaging; saving for college; and charitable giving. In addition, the Fund may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to Fund management, investment philosophy, and investment techniques. The Fund may also reprint, and use as advertising and sales literature, articles from Reflexions, a quarterly magazine provided free of charge to Flex-Partners and Flex-funds shareholders.

     VOLATILITY. The Fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the Fund may compare these measures to those of other funds. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data.

     MOMENTUM INDICATORS indicate the Fund's price movements over specific periods of time. Each point on the momentum indicator represents the Fund's percentage change in price movements over that period.

     The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a Fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

     The Fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax deferred investment would have an after tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


     The Fund is open for business and its net asset value per share (NAV) is calculated each day the NYSE is open for trading. The NYSE has designated the following holiday closings for 1997: New Year's Day, Martin Luther King Day (observed), Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the Manager expects the same holiday schedule, with the addition of New Year's Day, to be observed in the future, the NYSE may modify its holiday schedule at any time.


     The Fund's net asset value is determined as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, the Fund's NAV may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

     Shareholders of the Fund will be able to exchange their shares for shares of any mutual fund that is a series of The Flex-funds (each a "Flex-funds' Fund"). No fee or sales load will be imposed upon the exchange.

     Additional details about the exchange privilege and prospectuses for each of The Flex-funds' funds are available from the Fund's Transfer Agent. The exchange privilege may be modified, terminated or suspended on 60 days' notice and the Fund has the right to reject any exchange application relating to such

Fund's shares. The 60 day notification requirement may be waived if (i) the only effect of a modification would be to reduce or eliminate an administrative fee redemption fee, or deferred sales charge ordinarily payable at the time of an exchange, or (ii) the Fund suspends the redemption of the shares to be exchanged as permitted under the 1940 Act or the rules and regulations thereunder, or the Fund to be acquired suspends the sale of its shares because it is unable to invest amounts effectively in accordance with its investment objective and policies.

     In the Prospectus, the Fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.

     Any redemptions in kind made by the Fund will be of readily marketable securities.

     AUTOMATIC ACCOUNT BUILDER. An investor may arrange to have a fixed amount of $100 or more automatically invested in shares of the Fund monthly by authorizing his or her bank account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System.

     Further information about these programs and an application form can be obtained from the Fund's Transfer Agent.

     SYSTEMATIC WITHDRAWAL PROGRAM. A systematic withdrawal plan is available for shareholders having shares of the Fund with a minimum value of $10,000, based upon the offering price. The plan provides for monthly, quarterly or annual checks in any amount, but not less than $100 (which amount is not necessarily recommended).

     Dividends and/or distributions on shares held under this plan are invested in additional full and fractional shares at net asset value. The Transfer Agent acts as agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the periodic withdrawal payment. The plan may be terminated at any time.

     Withdrawal payments should not be considered as dividends, yield or income. If periodic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

                             DISTRIBUTIONS AND TAXES

     DISTRIBUTIONS. If you request to have distributions mailed to you and the U.S. Postal Service cannot deliver your checks, or if your checks remain uncashed for six months, the Manger, Subadviser and Sector Advisers may reinvest your distributions at the then-current NAV. All subsequent distributions will then be reinvested until you provide the Manager with alternate instructions.

     DIVIDENDS. A portion of the Fund's dividends derived from certain U.S. government obligations may be exempt from state and local taxation. The Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

     CAPITAL GAIN DISTRIBUTIONS. Long-term capital gains earned by the Fund on the sale of securities by the Portfolio and distributed to shareholders of the Fund are federally taxable as long-term capital gains regardless of the length of time shareholders have held their shares. If a shareholder receives a long-term capital gain distribution on shares of the Fund and such shares are held six months or less and are sold at a loss, the portion of the loss equal to the amount of the long-term capital gain distribution will be considered a long-term loss for tax purposes.

     Short-term capital gains distributed by the Fund are taxable to shareholders as dividends not as capital gains. Distributions from short-term capital gains do not qualify for the dividends-received deduction.

     TAX STATUS OF THE FUND. The Fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes at the Fund level, the Fund intends to distribute substantially all of its net investment income (consisting of the income it earns from its investment in the Portfolio, less expenses) and net realized capital gains within each calendar year as well as on a fiscal year basis. The Fund intends to comply with other tax rules applicable to regulated investment companies.

     The Fund is treated as a separate entity from the other funds of The Flex-funds Trust for tax purposes.

     OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the Fund and its shareholders, and no attempt has been made to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions. Investors should consult their tax advisers to determine whether the Fund is suitable to their particular tax situation.

                         INVESTMENT ADVISER AND MANAGER

     R. Meeder & Associates, Inc. (the "Manager") is the investment adviser and manager for, and has an Investment Advisory Contract with, the Portfolio.

     Pursuant to the Investment Advisory Contract with the Portfolio, the Manager, subject to the supervision of the Portfolio's Board of Trustees and in conformity with the stated objective and policies of the Portfolio, has general oversight responsibility for the investment operations of the Portfolio. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager also administers the Fund's corporate affairs, and in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by Star Bank, N.A., the Portfolio's custodian and Mutual Funds Service Co., the Fund's transfer and disbursing agent. The management services of the Manager are not exclusive under the terms of the Investment Advisory Contract and the Manager is free to, and does, render management services for others.

     The Manager invests the Portfolio's liquidity reserves and may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Advisory Contract for the Portfolio was separately approved by a vote of a majority of the Trustees, including a majority of those Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Portfolio. The Investment Advisory Contract is to remain in force so long as renewal thereof is specifically approved at least annually by a majority of the Trustees or by vote of a majority of the interests in the Portfolio, and in either case by vote of a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) at a meeting called for the purpose of voting on such renewal.

     The Investment Advisory Contract provides that the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters to which the Investment Advisory Contract relates except for a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Contract will terminate automatically if assigned and may be terminated without penalty at any time upon 60 days prior written notice by Majority Vote of the Portfolio, by the Trustees of the Portfolio, or by the Manager.

     Costs, expenses and liabilities of the Trust attributable to a particular fund are allocated to that fund. Costs, expenses and liabilities which are not readily attributable to a particular fund are allocated among all of the Trust's funds. Thus, each fund pays its proportionate share of: the fees of the Trust's independent auditors, legal counsel, custodian, transfer agent and accountants; insurance premiums; the fees and expenses of Trustees who do not receive compensation from R. Meeder & Associates, Sector Capital Management, L.L.C or any of the Sector Advisers; association dues; the cost of printing and mailing confirmations, prospectuses proxies, proxy statements, notices and reports to existing shareholders; state registration fees; distribution expenses within the percentage limitations of the Fund's distribution and service plan, including the cost of printing and mailing of prospectuses and other materials incident to soliciting new accounts; and other miscellaneous expenses.

     The expenses of the Portfolio include the compensation of the Trustees who are not affiliated with the Manager, Subadviser or Sector Advisers; registration fees; membership dues allocable to the Portfolio; fees and expenses of independent accountants, and any transfer agent or accountant of the Portfolio; insurance premiums and other miscellaneous expenses.

     Expenses of the Portfolio also include all fees under its Accounting and Administrative Service Agreement; the expenses connected with the execution, recording and settlement of security transactions, fees and expenses of the Portfolio's custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental offices and commissions; expenses of meetings of investors and Trustees; the advisory fees payable to the Manager, Subadviser and Sector Advisers under the investment advisory contracts and other miscellaneous expenses.

     The Board of Trustees of the Trust believe that the aggregate per share expenses of the Fund and the Portfolio will be less than or approximately equal to the expenses which the Fund would incur if it retained the services of an investment adviser and the assets of the Fund were invested directly in the type of securities being held by the Portfolio.


     The Manager earns an annual fee, payable in monthly installments, at the rate of 1% of the first $50 million, 0.75% of the next $50 million, and 0.60% in excess of $100 million, of the Portfolio's average net assets. The Manager will receive 70% and the Subadviser 30% of the fee payable with respect to the net assets of the Portfolio upon effectiveness of the subadvisory arrangement; then the Manager will receive 30% and the Subadviser 70% of the fee attributable to any additional net assets of the Portfolio up to an amount of net assets equal to the net assets upon effectiveness of the subadvisory arrangement, then the Manager and the Subadviser will share equally the fee attributable to any additional net assets of the Portfolio up to $50 million of the net assets. With respect to net assets of more than $50 million and less than $100 million, the applicable fees of 0.75% will be shared such that the Manager would receive 0.35% and the Subadviser 0.40%. For net assets of $100 million and more, the applicable 0.60% fee will be shared such that the Manager will receive 0.25% and the Subadviser 0.35%. For the year ending December 31, 1997, the Growth Stock Portfolio paid fees to the Manager totaling $317,772 ($258,239 in 1996; $238,640 in 1995).

     R. Meeder & Associates, Inc. was incorporated in Ohio on February 1, 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager is a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), which is controlled by Robert S. Meeder, Sr. through the ownership of voting common stock. The Manager's officers and directors are as set forth as follows:
Robert S. Meeder, Sr. Chairman and Sole Director; Philip A. Voelker, Senior Vice President and Chief Investment Officer; Donald F. Meeder, Vice President and Secretary; Sherrie L. Acock, Vice President; Robert D. Baker, Vice President; Robert S. Meeder, Jr., President; and Wesley F. Hoag, Vice President and General Counsel. Mr. Robert S. Meeder, Sr. is President and a Trustee of the Trust and the Portfolio. Each of Mr. Robert S. Meeder, Jr. and Philip A. Voelker is a Trustee and officer of the Trust and the Portfolio. Each of Donald F. Meeder and Wesley F. Hoag is an officer of the Trust and the Portfolio.


                              INVESTMENT SUBADVISER


     Sector Capital Management L.L.C. serves as the Portfolio's subadviser. The Subadviser is a Georgia limited liability company. William L. Gurner and John K. Donaldson control the Subadviser. Messrs. Gurner and Donaldson are Managers and Members of the Subadviser. The Subadviser's officers are as set forth as follows: William L. Gurner, President and Administrator; George S. Kirk, Director, Sales and Marketing; and Kenneth L. Riffle, Director, Client Relations. Mr. Gurner is a Trustee of the Trust and the Portfolio. The Investment Subadvisory Agreement provides that the Subadviser shall furnish investment advisory services in connection with the management of the Portfolio. The Portfolio and the Manager have entered into an Investment Subadvisory Agreement with the Subadviser which, in turn, has entered into a investment sub-subadvisory agreement with each of the Sector Advisers selected for the Portfolio. Under the Investment Subadvisory Agreement, the Subadviser is required to (i) supervise the general management and investment of the assets and securities portfolio of the Portfolio; (ii) provide overall investment programs and strategies for the Portfolio and (iii) select Sector Advisers for the Portfolio, except as otherwise provided, and allocate the Portfolio's assets among such Sector Advisers. The Subadviser is obligated to keep certain books and records of the Portfolio. The Manager continues to have responsibility for all investment advisory services pursuant to the Investment Advisory Agreement and supervises the Subadviser's performance of such services. Under the Investment Subadvisory Agreement, the Manager pays the Subadviser an investment advisory fee in an amount described above under "Investment Adviser and Manager."


     The Subadviser may invest the Portfolio's assets in financial futures contracts and related options.

     The Investment Subadvisory Agreement provides that the Subadviser will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment

Subadvisory Agreement provides that it will terminate automatically if assigned, and that it may be terminated by the Manager without penalty to the Fund or the Portfolio by the Manager, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 30 days written notice. The Investment Subadvisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Subadvisory Agreement was approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Portfolio.

                           INVESTMENT SUB-SUBADVISERS


     Except as otherwise described above under "Investment Adviser and Manager" and "Investment Subadviser", the assets of the Portfolio are managed by asset managers (each a "Sector Manager" and collectively, the "Sector Managers") selected by the Subadviser, subject to the review and approval of the Trustees of the Portfolio. The Subadviser recommends, to the Trustees of the Portfolio, Sector Advisers for each industry sector based upon its continuing quantitative and qualitative evaluation of the Sector Advisers' skills in managing assets pursuant to specific investment styles and strategies. The Portfolio has applied for an exemptive order from the SEC permitting the Subadviser, subject to certain conditions, to enter into sub-subadvisory agreements with Sector Advisers approved by the Trustees of the Portfolio but without the requirement of shareholder approval. At a meeting held on December 20, 1996, the shareholders of the Portfolio approved the operation of the Portfolio in this manner. Pursuant to the terms of the exemptive application, the Subadviser is to be able, subject to the approval of the Trustees of the Portfolio, but without shareholder approval, to employ new Sector Advisers for the Portfolio. Although shareholder approval will not be required for the termination of sub-subadvisory agreements, shareholders of the Portfolio will continue to have the right to terminate such agreements for the Portfolio at any time by a vote of a majority of outstanding voting securities of the Portfolio.


     Except as otherwise provided above under "Investment Adviser and Manager" and "Investment Subadviser," the assets of the Portfolio are allocated by the Subadviser among the Sector Advisers selected for the Portfolio. Each Sector Adviser has discretion, subject to oversight by the Trustees and the Subadviser, to purchase and sell portfolio assets, consistent with the Portfolio's investment objectives, policies and restrictions. For its services, the Subadviser receives a management fee from the Manager. A part of the fee paid to the Subadviser is used by the Subadviser to pay the advisory fees of the Sector Advisers. Each Sector Adviser is paid a fee for its investment advisory services that is computed daily and paid monthly based on the value of the average net assets of the Portfolio assigned by the Subadvisor to the Sector Adviser at an annual rate equal to .25%.

     The Investment Sub-subadvisory Agreements provide that the Sector Advisers will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Portfolio, except a loss resulting from misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Sub-subadvisory Agreements provide that they will terminate automatically if assigned, and that they may be terminated without penalty to the Fund or the Portfolio by the Subadviser, the Trustees of the Portfolio or by the vote of a majority of the outstanding voting securities of the Portfolio upon not less than 15 days written notice. The Investment Sub-subadvisory Agreements will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act. The Investment Sub-subadvisory Agreements were approved by the Board of Trustees of the Portfolio, including all of the Trustees who are not parties to the contract or "interested persons" of any such party, and by the shareholders of the Portfolio.

     A Sector Adviser may also serve as a discretionary or non-discretionary investment adviser to management or advisory accounts unrelated in any manner to the Portfolio or its affiliates. The investment subadvisory agreements among the Sector Advisers, the Portfolio and the Subadviser require fair and equitable treatment to the Portfolio in the selection of the Portfolio investments and the allocation of investment opportunities, but does not obligate the Sector Advisers to give the Portfolio exclusive or preferential treatment.

     Although the Sector Advisers make investment decisions for the Portfolio independent of those for their other clients, it is likely that similar investment decisions will be made from time to time. When the Portfolio and another client of a Sector Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are, to the extent feasible and practicable, averaged as to price and allocated as to amount between the Portfolio and the other client(s). In specific cases, this system could have detrimental effect on the price or volume of the security to be purchased or sold, as far as the Portfolio is concerned. However, the Trustees of the Portfolio believe, over time, that coordination and the ability to participate in volume transactions should be to the benefit of the Portfolio.

     Listed below are the Sector Advisers selected by the Subadviser to invest certain of the Portfolio's assets:


     MILLER/HOWARD INVESTMENTS, INC. serves as Sector Adviser to the utilities and transportation sectors of the Growth Stock Portfolio. Miller/Howard is a registered investment adviser which has been providing investment services to broker-dealers, investment advisers, employee benefit plans, endowment portfolios, foundations and other institutions and individuals since 1984. As of December 31, 1997, Miller/Howard held discretionary investment authority over approximately $103 million of assets. Lowell G. Miller and Helen Hamada who are, respectively, Miller/Howard's President, Secretary and a director and its Vice President, Treasurer and a director, each owns more than 10% of the outstanding voting securities of Miller/Howard. Mr. Miller controls Miller/Howard through stock ownership. Miller/Howard is also the subadviser to the Utilities Stock

Portfolio, a corresponding portfolio to The Flex-funds' Total Return Utilities Fund and The Flex-Partners' Utility Growth Fund. Mr. Miller is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Miller/Howard. Mr. Miller has been associated with Miller/Howard since 1984. Mr. Miller is a Trustee of the Trust, the Portfolios, and The Flex-Partners, mutual funds whose corresponding portfolios are also advised by the Manager and such portfolios. Miller/Howard's principal executive offices are located at 141 Upper Byrdcliffe Road, Post Office Box 549, Woodstock, New York 12498.

     HALLMARK CAPITAL MANAGEMENT, INC. serves as Sector Adviser to the capital goods sector of the Growth Stock Portfolio. Hallmark is a registered investment adviser which has been providing investment services to individuals; banks; pension, profit sharing, and other retirement plans; trusts; endowments; foundations; and other charitable organizations since 1986. As of December 31, 1997, Hallmark held discretionary investment authority over approximately $145 million of assets. Peter S. Hagerman, Katherine A. Skwieralski, and Jeffrey P Braff each own more than 10% of the outstanding voting securities of Hallmark. Mr. Hagerman, Chairman of the Board, President, and Chief Executive Officer, Thomas S. Moore, Senior Vice President and Chief Investment Officer, and Kathryn
A. Skwieralski, Senior Vice President, Treasurer, Chief Financial and Administrative Officer, are the directors of Hallmark. Mr. Hagerman is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Hallmark. Mr. Hagerman has been associated with Hallmark since 1986. Hallmark's principal executive offices are located at One Greenbrook Corporate Center, 100 Passaic Avenue, Fairfield, New Jersey 07004.

     BARROW, HANLEY, MEWHINNEY & STRAUSS, INC. serves as Sector Adviser to the consumer durable and non-durable sectors of the Growth Stock Portfolio. Barrow is a registered investment adviser which has been providing investment services to banks; investment companies; pension and profit sharing plans; charitable organizations and corporations since 1979. As of December 31, 1997, Barrow held discretionary investment authority over approximately $28.8 billion of assets. Barrow is a wholly-owned subsidiary of United Asset Management. Bryant M. Hanley, Jr., President and Chief Executive Officer, is the sole director of Barrow. Michael C. Mewhinney is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Barrow. Mr. Mewhinney has been associated with Barrow since 1979. Barrow's principal executive offices are located at 3232 McKinney Avenue, 15th Floor, Dallas, Texas 75204-2429.

     THE MITCHELL GROUP, INC. serves as Sector Adviser to the energy sector of the Growth Stock Portfolio. The Mitchell Group is a registered investment adviser which has been providing investment services to individuals; banks; investment companies; pension and profit sharing plans; charitable organizations, corporations and other institutions since 1989. As of December 31, 1997, The Mitchell Group held discretionary investment authority over approximately $315 million of assets. Rodney Mitchell, President, Chief Executive Officer, Chief Financial Officer and sole director, owns more than 10% of the outstanding voting securities of The Mitchell Group. Mr. Mitchell is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to The Mitchell Group. Mr. Mitchell has been associated with The Mitchell Group since 1989. The Mitchell Group's principal executive offices are located at 1100 Louisiana, #4810, Houston, Texas 77002.

     ASHLAND MANAGEMENT INCORPORATED serves as Sector Adviser to the materials and services sector of the Growth Stock Portfolio. Ashland is a registered investment adviser which has been providing investment services to individuals, pension and profit sharing plans, charitable organizations, corporations and other institutions since 1975. As of December 31, 1997, Ashland managed accounts having a value of approximately $1.3 billion. Charles C. Hickox, Chairman of the Board, Chief Executive Officer and a director, and Parry v.S. Jones, President, Chief Operating Officer and a director, each owns more than 10% of the outstanding voting securities of Ashland. Terrence J. McLaughlin, Managing Director of Ashland and Deborah C. Ohl, a Portfolio Management Associate, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Ashland. Mr. McLaughlin has been associated with Ashland since 1984. Ms. Ohl has been employed by Ashland since August, 1992 and has served as a Portfolio Management Associate for Ashland since 1993. From May, 1991 until July, 1992, Ms. Ohl was a research and sales assistant with Kidder, Peabody & Co., Incorporated. Ashland's principal executive offices are located at 26 Broadway, New York, New York 10004.

     SCUDDER KEMPER INVESTMENTS, INC. serves as Sector Adviser to the finance sector of the Growth Stock Portfolio. Scudder Kemper is a registered investment adviser which has been providing investment services to individuals, banks, investment companies, pension and profit sharing plans, charitable organizations, corporations and other institutions for more than seventy years. As of January 31, 1998, Scudder Kemper held discretionary investment authority over approximately $210 billion of assets. Scudder Kemper is approximately 70% owned by Zurich Insurance Company, with the balance owned by Scudder Kemper's officers and employees. Thaddeus W. Paluszek is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Scudder Kemper. Mr. Paluszek is Vice President of Scudder Kemper and has been associated with Scudder Kemper since 1993. Scudder Kemper's principal executive offices are located at 345 Park Avenue, New York, NY 10017.

     DRESDNER RCM GLOBAL INVESTORS, L.L.C. (formerly RCM Capital Management, L.L.C.) serves as Sector Adviser to the technology sector of the Growth Stock Portfolio. Dresdner RCM is a registered investment adviser that provides investment services to institutional and individual clients and registered investment companies, with approximately $30.0 billion of assets under management as of December 31, 1997. Dresdner RCM was established in April 1996, as the successor to the business and operations of RCM Capital Management, a California Limited Partnership, which, with its predecessors, has been in operation since 1970. Dresdner RCM is a wholly-owned subsidiary of Dresdner Bank AG, an international banking organization with principal executive offices in Frankfurt, Germany. The Board of Managers of Dresdner RCM is comprised of William L. Price, Chairman of the Board, Chief Investment Officer and Principal of Dresdner RCM, Michael J. Apatoff, President and Principal of Dresdner RCM, Gerhard Eberstadt, Senior Chairman of Dresdner, George N. Fugelsang, Senior General Manager of Dresdner, Joachim Madler, Director of Dresdner, Luke D. Knecht, Senior Vice President of Dresdner RCM, Jeffrey S. Rudsten, Principal of Dresdner RCM, William S. Stack, Principal of Dresdner RCM, and Kenneth B. Weeman, Jr., Principal and Head of Equity Trading of Dresdner RCM. Walter C. Price and Huachen Chen, each Principals of Dresdner RCM, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dresdner RCM. Messrs. Price and Chen have managed equity portfolios on behalf of Dresdner RCM since 1985. Dresdner RCM's principal executive offices are located at Four Embarcadero Center, San Francisco, CA 94111.

     Banking laws and regulations, including the Glass-Steagall Act as presently interpreted by the Board of Governors of the Federal Reserve System, prohibit certain banking entities, such as Dresdner, from sponsoring, organizing, controlling or distributing the shares of a registered investment company continuously engaged in the issuance of its shares, and prohibit banks generally from underwriting securities. However, banks and their affiliates generally can act as an adviser (or sub-subadviser) to an investment company and can purchase shares of an investment company as agent for and upon the order of customers. Dresdner RCM believes that it may perform the services contemplated by the investment management agreement without violating these banking law regulations. However, future changes in legal requirements relating to the permissible activities of banks and their affiliates at will as future interpretations of current requirements, could prevent Dresdner RCM from continuing to perform investment management services for the Growth Stock Portfolio.

     ALLIANCE CAPITAL MANAGEMENT L.P. serves as Sector Adviser to the health sector of the Growth Stock Portfolio. Alliance, a registered investment adviser, is an international investment manager supervising client accounts with assets as of December 31, 1997 totaling approximately $218.7 billion. Alliance provides investment services primarily to corporate employee benefit funds, public employee retirement systems, investment companies, foundations, and endowment funds. The general partner of Alliance, Alliance Capital Management Corporation, is an indirect subsidiary of, and is controlled by, AXA-UAP, a French insurance holding company. Raphael L. Edelman, Vice President of Alliance, is the portfolio manager primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Alliance. Mr. Edelman, who has fourteen years of investment experience, joined Alliance's research department in 1986 as an analyst after working two years as a manager in Alliance's mutual fund division. Alliance's principal executive offices are located at 1345 Avenue of the Americas, New York, NY 10105.

                                DISTRIBUTION PLAN

     Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") describes the circumstances under which an investment company such as the Fund may, directly or indirectly, bear the expenses of distributing its shares. The Rule defines such distribution expenses to include the cost of any activity which is primarily intended to result in the sale of Fund shares.

     The Distribution Plan permits, among other things, payment for distribution in the form of commissions and fees, advertising the services of public relations consultants, and direct solicitation. possible recipients include securities brokers, attorneys, accountants, investment advisers, investment performance consultants, pension actuaries, and service organizations. Another class of recipients is banks. Currently, The Glass-Steagall Act and other applicable laws, among other things, prohibit banks from engaging in the business of underwriting, selling or distributing securities. Since the only function of banks who may be engaged as participating organizations, is to perform administrative and shareholder servicing functions, the Fund believes that such laws should not preclude banks from acting as participating organizations; however, future changes in either federal or state statutes or regulations relating to the permissible activities of banks and their subsidiaries or affiliates, as well as judicial or administrative decisions or interpretations of statutes or regulations, could prevent a bank from continuing to perform all or a part of its shareholder service activities. If a bank were prohibited from so acting, its shareholder customers would be permitted to remain Fund shareholders and alternative means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the Fund might occur and a shareholder being serviced by such bank might no longer be able to avail himself, or itself, of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.

     The Fund may expend as much as, but not more than .20% of its average net assets annually pursuant to the Plan. A report of the amounts so expended by the Fund and the purpose of the expenditures must be made to and reviewed by the Board of Trustees at least quarterly. In addition, the Plan provides that it may not be amended to increase materially the costs which the Fund may bear for distribution pursuant to the Plan without shareholder approval of the Plan, and that other material amendments of the Plan must be approved by the Board of Trustees, and by the Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, by vote cast in person at a meeting called for the purpose of voting on the Plan.

     The Plan is terminable at any time by vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in any of the related service agreements or by vote of a majority of the Fund's shares. Any service agreement terminates upon assignment and is terminable without penalty at any time by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Plan or in the related service agreements, upon not more than 60 days written notice to the service organization, or by the vote of the holders of a majority of the Fund's shares, or, upon 15 days notice, by a party to a service agreement.


     The Plan was approved by the Trust's Board of Trustees who made a determination that there is a reasonable likelihood that the Plan will benefit the Fund. The Plan was approved by shareholders and it will continue in effect only if approved at least annually by the Board of Trustees. The Trust has entered into agreements whereby a Trustee and a company with which one of the Trustees is affiliated will be paid for their assistance in explaining and interpreting the Fund, its investment objectives and policies, and the Trust's retirement plans, to clients. These include: Russel G. Means, a Trustee of the Trust and the Portfolio; and the firm of Ogle and Waters, Inc. with which Walter
L. Ogle, a Trustee of the Trust and the Portfolio, is affiliated. Total payments made by the Fund to parties with service agreements for the year ended December 31, 1997 amounted to $11,301. In addition, expenditures were approved by the Board of Trustees in the amount of $14,520 for the printing and mailing of prospectuses, periodic reports and other sales materials to prospective investors; $10,713 for advertising, $8,786 for the services of public relations and marketing consultants; and $1,536 for the cost of special telephone service to encourage the sale of Fund shares.


                              TRUSTEES AND OFFICERS

     The Trust and the Portfolio are managed by their trustees and officers. Their names, positions and principal occupations during the past five years are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Except as otherwise shown, all persons named as Trustees also serve in similar capacities for all other mutual funds advised by the Manager, including The Flex-funds, The Flex-Partners and the corresponding portfolios of the Flex-Partners and The Flex-funds (collectively, the "Fund Complex"). Unless otherwise noted, the business address of each Trustee and officer is 6000 Memorial Drive, Dublin, Ohio 43017, which is also the address of the Manager. Those Trustees who are "interested persons" (as defined in the Investment Company Act of 1940) by virtue of their affiliation with the Fund Complex, or the Fund Manager, are indicated by an asterisk (*).


NAME, ADDRESS AND AGE            POSITION HELD        PRINCIPAL OCCUPATION
---------------------            -------------        --------------------

ROBERT S. MEEDER, SR.*+, 69      Trustee/President    Chairman, R. Meeder &
                                                      Associates, Inc., an
                                                      investment adviser.

MILTON S. BARTHOLOMEW, 69        Trustee              Retired; formerly a
1424 Clubview Boulevard, S.                           practicing attorney in
Worthington, OH  43235                                Columbus, Ohio; member of
                                                      the Portfolio's Audit
                                                      Committee.

ROGER D. BLACKWELL, 57           Trustee              Professor of Marketing
Blackwell Associates, Inc.                            and Consumer Behavior, The
3380 Tremont Road                                     Ohio State University;
Columbus, OH  43221                                   President of Blackwell
                                                      Associates, Inc., a
                                                      strategic consulting firm.

JOHN M. EMERY, 77                Trustee              Retired; formerly Vice
2390 McCoy Road                                       President and Treasurer of
Columbus, OH  43220                                   Columbus & Southern Ohio
                                                      Electric Co.; member of
                                                      the Portfolio's Audit
                                                      Committee.

RICHARD A. FARR, 79              Trustee              President of R&R Supply
3250 W. Henderson Road                                Co. and Farrair Concepts,
Columbus, OH  43220                                   Inc., two companies
                                                      involved in engineering,
                                                      consulting and sales of
                                                      heating and air
                                                      conditioning equipment.

WILLIAM L. GURNER*, 51           Trustee              President, Sector Capital
Sector Capital Management, Inc.                       Management, an investment
5350 Poplar Avenue, Suite 490                         adviser (since January
Memphis, TN  38119                                    1995); Manager of Trust
                                                      Investments of Federal
                                                      Express Corporation (1987-
                                                      1994).

RUSSEL G. MEANS, 72              Trustee              Retired; formerly Chairman
5711 Barry Trace                                      of Employee Benefit
Dublin, OH  43017                                     Management Corporation,
                                                      consultants and
                                                      administrators of self-
                                                      funded health and
                                                      retirement plans.

ROBERT S. MEEDER, JR.*+, 37      Trustee and          President of R. Meeder &
                                 Vice President       Associates, Inc.

LOWELL G. MILLER*, 49            Trustee              President, Miller/Howard
Miller/Howard Investments, Inc.                       Investments, Inc., an
141 Upper Byrdcliffe Road                             investment adviser whose
P. O. Box 549                                         clients include the
Woodstock, NY  12498                                  Portfolio and the
                                                      Utilities Stock Portfolio.

WALTER L. OGLE, 59               Trustee              Executive Vice President
400 Interstate North Parkway,                         of Aon Consulting, an
Suite 1630                                            employee benefits
Atlanta, GA  30339                                    consulting group.

CHARLES A. DONABEDIAN, 55        Trustee              President, Winston
Winston Financial, Inc.                               Financial, Inc., which
200 TechneCenter Drive, Suite 200                     provides a variety of
Milford, OH  45150                                    marketing and consulting
                                                      services to investment
                                                      companies; CEO, Winston
                                                      Advisors, Inc., an
                                                      investment advisor.

JAMES W. DIDION, 67              Trustee              Retired; formerly
8781 Dunsinane Drive                                  Executive Vice President
Dublin, OH  43017                                     of Core Source, Inc., an
                                                      employee benefit and
                                                      Workers' Compensation
                                                      administration and
                                                      consulting firm (1991-
                                                      1997).

PHILIP A. VOELKER*+, 44          Trustee and          Senior Vice President and
                                 Vice President       Chief Investment Officer
                                                      of R. Meeder & Associates,
                                                      Inc.

JAMES B. CRAVER*, 54             Assistant            Practicing Attorney;
42 Miller Hill Road              Secretary            Special Counsel to Flex-
Box 811                                               Partners, Flex-funds and
Dover, MA  02030                                      their Portfolios; Senior
                                                      Vice President of
                                                      Signature Financial Group,
                                                      Inc. (January 1991 to
                                                      August 1995).

DONALD F. MEEDER*+, 59           Secretary/           Vice President of R.
                                 Treasurer            Meeder & Associates, Inc.,
                                                      and President of Mutual
                                                      Funds Service Company.

WESLEY F. HOAG*+, 41             Vice President       Vice President and General
                                                      Counsel of R. Meeder &
                                                      Associates, Inc. (since
                                                      July 1993); Attorney,
                                                      Porter, Wright, Morris &
                                                      Arthur, a law firm
                                                      (October 1984 to June
                                                      1993).


* Interested Person of the Trust (as defined in the Investment Company Act of
1940), The Flex-funds, Flex-Partners and each Portfolio.

+ P.O. Box 7177, 6000 Memorial Drive, Dublin, Ohio 43017.

     Robert S. Meeder, Sr. is Robert S. Meeder, Jr.'s father and Donald F. Meeder's uncle.

     The following table shows the compensation paid by the Fund and the Fund Complex as a whole to the Trustees of the Fund and the Fund Complex during the fiscal year ended December 31, 1997.

                               COMPENSATION TABLE

                                        Pension or                  Total
                                        Retirement                  Compensation
                                        Benefits       Estimated    from
                         Aggregate      Accrued        Benefits     Registrant
                         Compensation   as Part of     Annual       and Fund
                         from the       Portfolio or   Upon         Complex Paid
TRUSTEE                  PORTFOLIO      FUND EXPENSE   RETIREMENT   TO TRUSTEE
-------                  ---------      ------------   ----------   ----------

Robert S. Meeder, Sr.    None           None           None         None

Milton S. Bartholomew    $1,723         None           None         $11,633

John M. Emery            $1,723         None           None         $11,633

Richard A. Farr          $1,540         None           None         $10,633

William F. Gurner        None           None           None         None

Russel G. Means          $1,040         None           None         $7,883

Lowell G. Miller         None           None           None         None

Robert S. Meeder, Jr.    None           None           None         None

Walter L. Ogle           $1,373         None           None         $9,883

Philip A. Voelker        None           None           None         None

Roger A. Blackwell       $1,373         None           None         $9,883

Charles A. Donabedian    $  826         None           None         $5,541

James W. Didion          None           None           None         None

     Neither the Trust nor any other member of the Fund Complex pays any pension or retirement benefits to any Trustee or officer or maintains any plan for such purpose; however, the Portfolio and other members of the Fund Complex have accrued the payment of certain Trustee fees which have not yet been paid to the Trustees.

     Each Trustee who is not an "interested person: is paid a meeting fee of $250 per meeting for each of the five Portfolios. In addition, each such Trustee earns an annual fee, payable quarterly, based on the average net assets in each Portfolio based on the following schedule: Money Market Portfolio, 0.0005% of the amount of average net assets between $500 million and $1 billion; 0.00025% of the amount of average net assets exceeding $1 billion. For the other four Portfolios, including the Portfolio, each Trustee is paid a fee of 0.00375% of the amount of each Portfolio's average net assets exceeding $15 million. Messrs. Bartholomew, Emery and Donabedian comprise the Audit Committee for each of The Flex-Partners and The Flex-funds Trusts, and the corresponding portfolios of The Flex-Partners and The Flex-funds Trusts. Each member of the Audit Committee is paid $500 for each meeting of the Audit Committees attended. Trustees fees for the Portfolio totaled $9,598 for the year ended December 31, 1997. Audit Committee fees for the Fund totaled $367 for the year ended December 31, 1997. All other officers and Trustees serve without compensation from the Trust.


     The Trustees and officers of the Fund and the Portfolio own, in the aggregate, less than 1% of the Fund's total outstanding shares.


                           FLEX-FUNDS RETIREMENT PLANS

     The Trust offers retirement plans which are described in the Prospectus. Minimum purchase requirements for retirement plan accounts are subject to the same requirements as regular accounts, except for an IRA, which has a $500 minimum purchase requirement. Information concerning contribution limitations for IRA accounts and Roth IRA accounts are described below.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA):

     DEDUCTIBLE CONTRIBUTIONS

     All contributions (other than certain rollover contributions) must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to an IRA (except for rollovers or employer contributions under a simplified employee pension) may not exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If neither you nor your spouse is an active participant in an employer plan, you may make a contribution up to this limit and take a deduction for the entire amount contributed. If you or your spouse is an active participant and your adjusted gross income (AGI) is below a certain level you may also make a contribution and take a deduction for the entire amount contributed. However, if you or your spouse is an active participant and your AGI is above the specified level, the dollar limit of the deductible contribution you make to your IRA may be reduced or eliminated.

     Regular contributions are not allowed for the year in which you attain age 70-1/2 or for any year thereafter. You do not have to file an itemized federal tax return to take an IRA deduction. Deductions are not allowed for any contribution in excess of the deduction limit. Contributions for a year may be made during such year or by the tax return filing date for such year (not including extensions), if irrevocably designated for such year, in writing, when such contribution is made.

     If you and your spouse each receive compensation during the year and are otherwise eligible, each of you may establish your own IRA. The contribution limits apply separately to the compensation of each of you, without regard to the community property laws of your state, if any.

     SPOUSAL. You may make spousal IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year; 2) you have less compensation than your spouse for such year; 3) you do not reach age 70-1/2 by the end of such year; and 4) you file a joint federal income tax return for such year.

     If you are the compensated (or higher compensated) spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's IRA contribution.

     Contributions for your spouse must be made to a separate IRA established by your spouse as the depositor or grantor of his or her own IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to IRAs. This includes conditions of eligibility for distribution; penalties for premature distribution, excess accumulation (failure to take a required distribution) and prohibited transaction; designation of beneficiaries and distribution in the event of your spouse's death; income and estate tax treatment of withdrawals and distributions.

     ADJUSTED GROSS INCOME (AGI). If you are an active participant or are considered an active participant, the amount of your AGI for the year (if you and your spouse file a joint tax return, your combined AGI) will be used to determine if you can make a deductible IRA contribution. The instructions for your tax return will show you how to calculate your AGI for this purpose. If you are at or below a certain AGI level, called the Threshold Level, you can make a deductible contribution under the same rules as a person who is not an active participant. This AGI level may change each year. The instructions for your tax return will show you the AGI level in effect for that year.

     For example, if you are single, or treated as being single, your AGI Threshold Level is $30,000 for 1998. If you are married and file a joint tax return, your AGI Threshold Level is $50,000 for 1998. If you are not an active participant, but you file a joint tax return with your spouse who is an active participant, your AGI Threshold Level is $150,000. If you are married, file a separate tax return, and live with your spouse for any part of the year, your AGI Threshold Level is $0.

     If your AGI is less than $10,000* above your AGI Threshold Level, you will still be able to make a deductible contribution, but it will be limited in amount. The amount by which your AGI exceeds your AGI Threshold Level (AGI minus AGI Threshold Level) is called your Excess AGI. The Maximum Allowable Deduction is $2,000 per individual. You may determine your Deduction Limit by using the following formula:

          ($10,000* - EXCESS AGI )      Maximum Allowable       Deduction
           ---------------------    X      Deduction        =   Limit
                 $10,000*

     Round the result up to the next higher multiple of $10 (the next higher whole dollar amount that ends in zero). If the final result is below $200, but above zero, your Deduction Limit is $200. Your Deduction Limit cannot exceed 100% of your compensation.

*For years after 2006, $20,000 if you are married, filing jointly.

     NONDEDUCTIBLE CONTRIBUTIONS

     Eligibility - Even if your deduction limit is less than $2,000, you may still contribute using the rules in the "Deductible Contributions" section above. The portion of your IRA contribution that is not deductible will be a nondeductible contribution. You may choose to make a nondeductible IRA contribution even if you could have deducted part or all of the contribution. Generally, interest or other earnings on your IRA contribution, whether from deductible or nondeductible contributions, will not be taxed until distributed from your IRA.

     Rollover Contributions - Individuals who receive certain lump-sum distributions from employer-sponsored retirement plans may make rollover contributions to an IRA and by doing so defer taxes on the distribution and shelter any investment earnings.

ROTH INDIVIDUAL RETIREMENT ACCOUNTS (ROTH IRA):

     CONTRIBUTIONS:

     All contributions must be made in cash and are subject to the following limitations:

     REGULAR. Contributions to a Roth IRA (except for rollovers) cannot exceed the amount of compensation includible in gross income for the tax year or $2,000, whichever is less. If our adjusted gross income (AGI) is below a certain level, you may contribute the maximum amount. However, if your AGI is above a specified level, the dollar limit of the contribution you make to your Roth IRA may be reduced or eliminated.

     If you are single, and your adjusted gross income (AGI) is $95,000 or less ($150,000 or less if married and filing jointly, or $0 or less if married and filing separately) you are eligible to contribute the full amount to a Roth IRA.

     Contributions to a Roth IRA are aggregated with Traditional IRA contributions for the purpose of the annual contribution limit. Therefore, you may contribute up to the lesser of $2,000 or 100% of earned income per year to a Traditional IRA and a Roth IRA combined.

     SPOUSAL. You may make spousal Roth IRA contributions for a year, if: 1) your spouse has "compensation" that is includible in gross income for such year;
2) you have less compensation than your spouse for such year; and 3) you file a joint federal income tax return for such year.

     If you are the higher compensated spouse, your contribution must be made in accordance with the regular contribution rules above. If you are the noncompensated (or lower compensated) spouse, your contribution may not exceed the lesser of $2,000 or 100% of the combined compensation of you and your spouse, reduced by the amount of your spouse's Roth IRA contribution.

     Contributions for your spouse must be made to a separate Roth IRA established by your spouse as the depositor or grantor of his or her own Roth IRA and your spouse becomes subject to all of the privileges, rules, and restrictions generally applicable to Roth IRAs. This includes conditions of eligibility for distribution; designation of beneficiaries and distribution in the event of your spouse's death; tax treatment of withdrawals and distributions. This form may be used to establish such Roth IRA.

     NO MAXIMUM AGE LIMIT. There is no maximum age limit for making a Roth IRA contribution. Attainment of age 70 1/2 does not prevent you from contributing to a Roth IRA.

     APRIL 15 FUNDING DEADLINE. Contributions to a Roth IRA for the previous tax year must be made by the tax-filing deadline (not including extensions) for filing your federal income tax return. If you are a calendar-year taxpayer, your deadline is usually April 15. If April 15 falls on a Saturday, Sunday, or legal holiday, the deadline is the following business day.

     LOWER CONTRIBUTION LIMITS. To determine the maximum contribution to a Roth IRA if your AGI is between $95,000 and $110,000 (between $150,000 and $160,000 if married, filing jointly or between $0 and $10,000 if married, filing separately), the following steps must be taken:

     (a) Subtract your AGI from $110,000 ($160,000 if married, filing jointly; $10,000 if married, filing separately).

     (b)  Multiply the result in Step `a' by .1333 (.20 if married).

     (c) If the result in Step `b' is not a multiple of $10, round up to the next multiple of $10.

     (d) The result in Step `c' is your allowable contribution limit. If it is more than $0, but less that $200, your allowable contribution limit is $200.

     INDIVIDUALS NOT ELIGIBLE TO MAKE CONTRIBUTIONS. If you are a single taxpayer and your AGI is $110,000 or above ($160,000 or above if married and filing jointly, or $10,000 or above if married and filing separately), you are not permitted to make a Roth IRA contribution for the year. For this purpose, a deductible Traditional IRA contribution is not allowed as a deduction in computing AGI, and any amount of a rollover-conversion from a Traditional IRA to a Roth IRA is not taken into account. Whether an individual, or his spouse, is an active participant in an employer retirement plan is irrelevant for determining whether he may make a Roth contribution.

     EXCESS ROTH CONTRIBUTIONS. Excess contributions to a Roth IRA are subject to a 6% penalty tax unless removed (along with attributable earnings) by your tax-filing deadline (plus extensions). An excess contribution could occur for many reasons including, for example, if you contribute more than $2,000 or 100% of earned income, or if you are not permitted to make a Roth contribution because your AGI is too high.

     CONVERSION OF TRADITIONAL CONTRIBUTIONS TO ROTH CONTRIBUTIONS. Generally, if you make a contribution to a Traditional IRA, you may transfer the contribution plus attributable earnings to a Roth IRA by your tax-filing deadline (not including extensions). The transferred contribution amount is not taxable if no deduction was allowed for the contribution. Such a contribution is treated as a Roth IRA contribution.

     ROLLING OVER/CONVERTING TRADITIONAL IRAS TO ROTH IRAS

     You are allowed to roll over, transfer, or "convert" your Traditional IRAs to Roth IRAs beginning in 1998. Regardless of whether a Traditional IRA is rolled over/converted to a Roth IRA in 1998 or afterwards, the rollover/conversion amount is subject to federal income taxation (but no 10% penalty tax).

     $100,000 AGI LIMIT FOR ROLLOVER. If you are a single taxpayer, or a married individual who files jointly, you may roll over, transfer, or convert your Traditional IRAs to Roth IRAs if your AGI is $100,000 or less. If you are a single taxpayer (or a married individual who files jointly) with AGI of more than $100,000 you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs. Also, if you are a taxpayer who is married, but files separately, you may not roll over, transfer, or convert your Traditional IRAs to Roth IRAs regardless of AGI.

     ROLLOVER/CONVERSION IN 1998. If you roll over a Traditional IRA distribution received after 1998 to a Roth IRA, the taxable portion of the Traditional IRA distribution is included in your income ratably over a four-year period starting with 1998 (i.e., the amount included in gross income is spread evenly over four years beginning with 1998), but the amount is not subject to the IRS 10% early distribution penalty.

     ROLLOVER/CONVERSION AFTER 1998. If you roll over a Traditional IRA distribution received after 1998, to a Roth IRA the taxable portion of the Traditional IRA distribution is included in your income for the year in which the Traditional IRA distribution is received, but the amount is not subject to the IRS 10% early distribution penalty. No special tax treatments apply.


              CONTRACTS WITH COMPANIES AFFILIATED WITH THE MANAGER

     Mutual Funds Service Co. provides accounting, stock transfer, dividend disbursing, and shareholder services to the Fund and the Portfolio. The minimum annual fee for accounting services for the Portfolio is $7,500. Subject to the applicable minimum fee, the Portfolio's annual fee, payable monthly, is computed at the rate of 0.15% of the first $10 million, 0.10% of the next $20 million, 0.02% of the next $50 million and 0.01% in excess of $80 million of the Portfolio's average net assets. Subject to a $4,000 annual minimum fee, the Fund will incur an annual fee, payable monthly, which will be the greater of $15 per shareholder account or 0.10% of the Fund's average net assets, payable monthly, for stock transfer and dividend disbursing services. Mutual Funds Service Co. also serves as Administrator to the Fund pursuant to an Administration Services Agreement. Services provided to the Fund include coordinating and monitoring any third party services to the Fund; providing the necessary personnel to perform administrative functions for the Fund; assisting in the preparation, filing and distribution of proxy materials, periodic reports to Trustees and shareholders, registration statements and other necessary documents. The Fund incurs an annual fee, payable monthly, of .05% of the Fund's average net assets. These fees are reviewable annually by the respective Trustees of the Trust and the Portfolio.

     For the year ended December 31, 1997, total payments to Mutual Funds Service Co. by the Fund and the Portfolio amounted to $48,042 and $34,330, respectively.


                            DESCRIPTION OF THE TRUST

     TRUST ORGANIZATION. The assets of the Trust received for the issue or sale of the shares of the Fund and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund are segregated on the books of account, and are to be charged with the liabilities with respect to the Fund and with a share of the general expenses of the Trust. Expenses with respect to the Trust are to be allocated in proportion to the asset value of the respective funds except where allocations of direct expense can otherwise be fairly made. The officers of the Trust, subject to the general supervision of the Board of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds. In the event of the dissolution or liquidation of the Trust, shareholders of each fund are entitled to receive as a class the underlying assets of such fund available for distribution.

     SHAREHOLDER AND TRUSTEE LIABILITY. The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. The Declaration of Trust provides that the Trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees include a provision limiting the obligations created thereby to the Trust and its assets.

     The Declaration of Trust provides for indemnification out of each Fund's property of any shareholder held personally liable for the obligations of the Fund. The Declaration of Trust also provides that each Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would be unable to meet its obligations. The Manager believes that, in view of the above, the risk of personal liability to shareholders is remote.

     The Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declaration of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.

     VOTING RIGHTS. The Fund's capital consists of shares of beneficial interest. As a shareholder, you receive one vote for each share you own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of the Trust or the Fund may, as set forth in the Declaration of Trust; call meetings of the Trust or the Fund for any purpose related to the Trust or Fund, as the case may be, including, in the case of a meeting of the entire Trust, the purpose of voting on removal of one or more Trustees. The Trust or any Fund may be terminated upon the sale of its assets to another open-end management investment company, if approved by vote of the holders of a majority of the Trust or the Fund, as determined by the current value of each shareholder's investment in the Fund or Trust, or upon liquidation and distribution of its assets, if approved by a majority of the Trustees of the Trust. If not so terminated, the Trust and the Fund will continue indefinitely.

     CUSTODIAN Star Bank, N.A., 425 Walnut Street, Cincinnati, OH 45202, is custodian of the assets of the Portfolio. The custodian is responsible for the safekeeping of the Portfolio's assets and the appointment of subcustodian banks and clearing agencies. The custodian takes no part in determining the investment policies of the Portfolio or in deciding which securities are purchased or sold by the Portfolio. The Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

     AUDITORS. KPMG Peat Marwick LLP ("KPMG"), Two Nationwide Plaza, Columbus, Ohio 43215, serves as the trust's independent auditors. The auditors audit financial statements for the Fund and provides other assurance, tax, and related services.


                     PRINCIPAL HOLDERS OF OUTSTANDING SHARES

     As of April 1, 1998, the following persons owned 5% or more of the Fund's outstanding shares of beneficial interest:

                                     Number of
Name and Address                 Shares of Record           Percent
OF BENEFICIAL OWNER              AND BENEFICIALLY           OF FUND
-------------------              ----------------           -------

Ohio Laborers Dist Council         158,986.096               7.513%
Ohio Contractors Assoc.
Strafe & Co.
Mutual Funds, 0393
235 W. Schrock Road
Westerville, OH  43081

                         FINANCIAL STATEMENTS

     The audited Financial Statements and the Notes thereto for the Fund and the Portfolio, and the auditor's reports of KPMG Peat Marwick LLP, independent public accountants, are presented on the following pages.

                             MUTUAL FUND PORTFOLIO
                Portfolio of Investments as of December 31, 1997


   INDUSTRIES/CLASSIFICATIONS                  SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   COMMON STOCKS - 9.0%
      AEROSPACE/DEFENSE - 0.5%
      Boeing Co.                                       7,000          $342,563
      United Technologies Corp.                        7,000           509,687
                                                                       =======
                                                                       852,250
                                                                       -------

      ALUMINUM - 0.3%
      Aluminum Company of America                      7,000           492,625

      AUTO AND TRUCK - 0.3%
      General Motors Corp.                             7,000           424,375

      BANKING - 0.5%
      J.P. Morgan & Co.                                7,000           790,125

      BEVERAGE -- SOFT DRINK -0.3%
      Coca-Cola Co.                                    7,000           466,375

      CHEMICAL -- DIVERSIFIED - 0.5%
      E.I. du Pont de Nemours & Co.                    7,000           420,438
      Union Carbide Corp.                              7,000           300,562
                                                                       =======
                                                                       721,000
                                                                       -------

      COMPUTERS & PERIPHERALS - 0.5%
      IBM                                              7,000           731,937
      Raytheon Co. - Class A                             446            22,013
                                                                        ======
                                                                       753,950
                                                                       -------

      CONSUMER NON-DURABLE -0.4%
      Proctor & Gamble Co.                             7,000           558,687

      DIVERSIFIED - 0.5%
      Allied-Signal, Inc.                              7,000           272,562
      Minnesota Mining & Manufacturing Co.             7,000           574,438
                                                                       =======
                                                                       847,000
                                                                       -------

      DRUG - 0.5%
      Merck & Co., Inc.                                7,000           743,750

      ELECTRICAL EQUIPMENT - 0.3%
      General Electric Corp.                           7,000           513,625

      FINANCIAL SERVICES - 0.4%
      American Express Co.                             7,000           624,750

      HEALTH - 0.3%
      Johnson & Johnson                                7,000           461,125

      INSURANCE - MULTILINE - 0.2%
      Travelers Group, Inc.                            7,000           377,125

      MACHINERY -- CONSTRUCTION & MINING - 0.2%
      Caterpillar, Inc.                                7,000           339,937

      MULTIMEDIA - 0.5%
      Walt Disney Co.                                  7,000           693,438

      OFFICE AUTOMATION & EQUIPMENT - 0.3%
      Hewlett Packard                                  7,000           437,500

      OIL/GAS -- INTERNATIONAL - 0.6%
      Chevron Corp.                                    7,000           539,000
      Exxon Corp.                                      7,000           428,312
                                                                       =======
                                                                       967,312
                                                                       -------

      PAPER & FOREST PRODUCTS - 0.2%
      International Paper                              7,000           301,875

      PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 0.3%
      Eastman Kodak Co.                                7,000           425,688

      RESTAURANT - 0.2%
      McDonald's Corp.                                 7,000           334,250

      RETAIL STORE - 0.4%
      Sears, Roebuck & Co.                             7,000           316,750
      WalMart Stores, Inc.                             7,000           276,062
                                                                       =======
                                                                       592,812
                                                                       -------

   INDUSTRIES/CLASSIFICATIONS                  SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - 0.3%
      AT&T                                             7,000           428,750

      TIRE & RUBBER - 0.3%
      Goodyear Tire & Rubber                           7,000           445,375

      TOBACCO - 0.2%
      Philip Morris Companies, Inc.                    7,000           317,188

================================================================================
      TOTAL COMMON STOCKS
      (Cost $13,792,981 )                                           13,910,887
--------------------------------------------------------------------------------

   MUTUAL FUNDS - 70.1%
      Aim Constellation Fund                              94            $2,467
      Aim Weingarten Equity Fund                         116             2,307
      Federated S&P 500 Maxcap Fund                  256,148         5,181,865
      Federated Stock Trust Fund                     201,166         7,058,906
      Fidelity Growth & Income Fund                  133,547         5,088,141
      Fidelity Mid Cap Fund                          400,450         6,683,512
      Mutual Shares Fund                                 321             6,840
      Neuberger & Berman Focus Trust Fund              7,406           151,231
      Neuberger & Berman Partners Fund                49,971         1,314,226
      Oppenheimer Quest Growth Fund                   76,805         1,018,433
      PBHG Growth Fund                                   624            15,849
      Safeco Growth Fund                             451,746        10,141,688
      SteinRoe Young Investor Fund                    43,783         1,019,702
      Strong American Utility Fund                   135,593         2,009,492
      T. Rowe Price New Era Fund                         147             3,820
      T. Rowe Price New Horizons Fund                    155             3,608
      Vontobel U.S. Value Fund                        61,162         1,009,786
      Wasatch Micro-Cap Fund                         151,876           571,055

================================================================================
      TOTAL MUTUAL FUNDS
      (Cost $42,109,119 )                                           41,282,928
--------------------------------------------------------------------------------

   MONEY MARKET MUTUAL FUNDS - 70.1%
      Charles Schwab Money Market Fund            15,369,715        15,369,715
      Fidelity Core Money Market Fund             51,302,044        51,302,044

================================================================================
      TOTAL MONEY MARKET MUTUAL FUNDS
      (Cost $66,671,759 )                                           66,671,759
--------------------------------------------------------------------------------

   U.S.TREASURY BILLS - 1.0%
   ** 5.27%, due 01/08/98                             30,100            30,069
   *  5.10%, due 03/05/98                         $1,500,000         1,486,267

================================================================================
      TOTAL U.S. TREASURY BILLS
      (Cost  $1,516,681 )                                            1,516,336
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENTS - 8.4%
      Merrill Lynch, 6.80%, 1/2/98,
      (Collateralized by $13,165,000
      Florida Power Corp. Commercial
      Paper, 0.00%, 1/30/98, market
      value - $13,165,000)                        12,968,000        12,968,000

================================================================================
      TOTAL REPURCHASE AGREEMENTS
      (Cost $12,968,000 )                                           12,968,000
--------------------------------------------------------------------------------

   OPTIONS PURCHASED - 11.5%
      CALL OPTIONS
      S&P 500 Index futures contract expiring
      January 16, 1998 at 960                          4,000         8,800,000

      PUT OPTIONS
      S&P 500 Index futures contract expiring
      January 16, 1998 at 980                          4,000         8,800,000

================================================================================
      TOTAL OPTIONS PURCHASED
      (Cost $27,378,320 )                                           17,600,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost $164,436,860)                                            $153,949,910
--------------------------------------------------------------------------------

   INDUSTRIES/CLASSIFICATIONS                  SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   FUTURES CONTRACTS
      Long, Midcap 400 Futures, face amount
      $3,612,350 expiring March 1998.                     22         3,686,650
      Long, S&P 500 Futures, face amount
      $21,452,550 expiring March 1998.                    88       $21,540,200

================================================================================
   TOTAL FUTURES CONTRACTS                                         $25,226,850

--------------------------------------------------------------------------------

   WRITTEN OPTIONS OUTSTANDING AS OF DECEMBER 31, 1997.

   CALL OPTIONS
   S&P 500 Index futures contracts expiring
   January 16, 1998 at 980                            (4,000)       (4,604,000)

   PUT OPTIONS
   S&P 500 Index futures contracts expiring
   January 16, 1998 at 960                            (4,000)       (5,000,000)

================================================================================
   TOTAL OPTIONS WRITTEN
   (Proceeds $19,383,673 )                                         ($9,604,000)
--------------------------------------------------------------------------------

   * Pledged $1,500,000 face amount as collateral on futures contracts. ** Pledged $30,100 face amount as collateral on Letter of Credit.


See accompanying notes to financial statements.

                             GROWTH STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1997


INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 97.7%

   AEROSPACE/DEFENSE - 1.5%
      Boeing Co.                                           819 $        40,080
      General Dynamics Corp.                               730          63,099
      Gulfstream Aerospace Corp. #                         520          15,210
      Lockheed Martin Corp.                                980          96,530
      Northrup Grumman Corp.                               535          61,525
      Raytheon Co. - Class B #                           1,390          70,195
      Textron, Inc.                                      1,060          66,250
      Thiokol Corp.                                        450          36,563
      United Technologies Corp.                            740          53,881
                                                                       =======
                                                                       503,333
                                                                       -------

   AIR TRANSPORTATION - 0.4%
      AMR Corp. #                                          445          57,183
      Delta Air Lines, Inc.                                175          20,825
      Southwest Airlines                                 1,050          25,856
      USAir Group #                                        410          25,625
                                                                       =======
                                                                       129,489
                                                                       -------

   ALUMINUM - 0.2%
      Aluminum Company of America                          860          60,523

   AUTO & TRUCK - 1.8%
      Chrysler Corp.                                     2,900         102,044
      Ford Motor Co.                                     5,900         287,256
      General Motors Corp.                               3,100         187,938
      Meritor Automotive, Inc.                             279           5,876
      Paccar, Inc.                                         218          11,445
      TRW, Inc.                                            375          20,016
                                                                       =======
                                                                       614,575
                                                                       -------

   BANKING - 0.5%
      J.P. Morgan & Co.                                  1,000         112,875
      Washington Mutual Savings Bank                     1,170          74,661
                                                                       =======
                                                                       187,536
                                                                       -------

   BEVERAGE--ALCOHOLIC - 0.8%
      Canadaigua Wine Co. #                              5,200         287,950

   BEVERAGE--SOFT DRINK - 2.1%
      Coca-Cola Co.                                      8,800         586,300
      Pepsico, Inc.                                      3,000         109,313
                                                                       =======
                                                                       695,613
                                                                       -------

   BUILDING MATERIALS - 0.3%
      Crane Co.                                            280          12,145
      Masco Corp.                                        1,075          54,691
      Willbros Group #                                   1,600          24,000
                                                                        ======
                                                                        90,836
                                                                        ------

   CAPITAL GOODS - 0.2%
      Cooper Industries                                    345          16,905
      Eaton Corp.                                          217          19,367
      Ingersoll-Rand                                       478          19,359
                                                                        ======
                                                                        55,631
                                                                        ------

   CHEMICAL--DIVERSIFIED - 2.0%
      Air Products & Chemicals, Inc.                       535          44,004
      Dow Chemical Co.                                     995         100,993
      E.I. du Pont de Nemours & Co.                      5,230         314,127
      Monsanto Corp.                                     2,840         119,280
      Praxair, Inc.                                      1,000          45,000
      Rohm & Haas Co.                                      335          32,076
      Union Carbide Corp.                                  460          19,751
                                                                       =======
                                                                       675,231
                                                                       -------

   CHEMICAL--SPECIALTY - 0.1%
      Sigma Aldrich                                        440          17,490
      W.R. Grace & Co.                                     410          32,979
                                                                        ======
                                                                        50,469
                                                                        ------

   COMMERCIAL SERVICES - 0.1%
      Dun & Bradstreet                                   1,110          34,341

   COMPUTERS & PERIPHERALS - 2.3%
      Compaq Computer Corp.                              1,905         107,513
      Dell Computer Corp. #                              1,600         134,400
      EMC Corp./Mass #                                   5,150         141,303

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

      IBM                                                3,395         354,990
      Raytheon Co. - Class A                               198           9,748
      Sun Microsystems #                                   900          35,888
                                                                       =======
                                                                       783,842
                                                                       -------

   COMPUTER SOFTWARE & SERVICES - 4.8%
      America Online, Inc. #                               520          46,377
      Cambridge Technologies Partners, Inc. #              970          40,376
      Ceridian Co. #                                     2,850         130,566
      Citrix Systems, Inc. #                               380          28,880
      Computer Associates International, Inc.            3,255         172,108
      Computer Sciences Corp. #                            980          81,830
      First Data Corp.                                   2,220          64,935
      Manugistics Group, Inc. #                            690          30,791
      Microsoft Corp. #                                  4,757         614,842
      National Data Corp.                                  540          19,508
      Network Associates, Inc. #                           600          31,725
      Orcale Corp. #                                     3,500          78,094
      Peoplesoft, Inc. #                                 2,510          97,890
      Sterling Commerce, Inc. #                          1,600          61,500
      Sungard Data Systems, Inc. #                       3,190          98,890
      Wind River Systems #                                 350          13,891
                                                                     =========
                                                                     1,612,203
                                                                     ---------

   COMPUTER SYSTEMS - 0.1%
      Visio Corp. #                                        690          26,479

   CONSUMER DURABLES - 0.4%
      Snap-On, Inc.                                      1,600          69,800
      Sunbeam Corp.                                      1,600          67,400
                                                                       =======
                                                                       137,200
                                                                       -------

   CONSUMER NON-DURABLE - 3.8%
      Chattem, Inc. #                                    8,700         128,325
      Colgate Palmolive                                  2,000         147,000
      EKCO Group #                                      11,400          88,350
      Haggar Corp.                                      12,800         201,600
      Procter & Gamble Co.                               5,800         462,912
      RJR Nabisco Holdings Corp.                         1,600          60,000
      Tupperware Corp.                                   7,200         200,700
                                                                     =========
                                                                     1,288,887
                                                                     ---------

   CONTAINERS--PAPER & PLASTIC - 0.5%
      First Brands Corp.                                 4,500         121,219
      Sealed Air Corp. #                                   700          43,225
                                                                       =======
                                                                       164,444
                                                                       -------

   COPPER - 0.0%
      Phelps Dodge Corp.                                   240          14,940

   COSMETICS - 1.0%
      Avon Products, Inc.                                1,700         104,444
      Estee Lauder Co.                                   4,600         235,472
                                                                       =======
                                                                       339,916
                                                                       -------

   DATA PROCESSING - 0.2%
      I2 Technologies, Inc. #                            1,040          54,860

   DIVERSIFIED - 2.9%
      Allied Signal, Inc.                                2,080          80,990
      Corning, Inc.                                        740          27,472
      FMC Corp. #                                          859          57,821
      Minnesota Mining & Manufacturing Co.                 610          50,058
      National Service Industries                          430          21,312
      Norfolk Southern Corp.                             1,830          56,387
      PPG Industries, Inc.                                 890          50,841
      Ralston Purina                                     1,000          92,938
      Raychem Corp.                                        540          23,254
      Tenneco                                              615          24,292
      Tyco International                                 1,140          51,371
      Westinghouse Electric                              9,500         279,656
      Whitman Corp.                                      6,500         169,406
                                                                       =======
                                                                       985,798
                                                                       -------

   DRUG - 7.2%
      Abbott Labs                                        3,432         225,011
      Bristol Myers Squibb                               4,443         420,419
      Eli Lilly & Co.                                    4,916         342,276
      Merck & Co., Inc.                                  5,425         576,406
      Pfizer, Inc.                                       5,714         426,050
      Pharmacia & Upjohn                                 2,213          81,051
      Schering Plough Corp.                              3,524         218,929
      Warner Lambert Co.                                 1,221         151,404
                                                                     =========
                                                                     2,441,546
                                                                     ---------

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   DRUGSTORE - 0.2%
      Longs Drug Stores                                  2,000          64,250

   ELECTRIC--INTEGRATED - 0.9%
      FPL Group, Inc.                                      840          49,718
      Houston Industries, Inc.                           1,600          42,700
      Texas Utilities Co.                                2,810         116,791
      Unicom Corp.                                       3,270         100,552
                                                                       =======
                                                                       309,761
                                                                       -------

   ELECTRIC PRODUCTION - 0.1%
      Sundstrand Corp.                                     820          41,307

   ELECTRIC UTILITY - 0.7%
      American Electric Power, Inc.                      1,250          64,531
      Duke Power Co.                                     1,640          90,815
      Southern Co.                                       2,690          69,604
                                                                       =======
                                                                       224,950
                                                                       -------

   ELECTRICAL EQUIPMENT - 3.5%
      General Electric Corp.                            15,742       1,155,069
      Thomas & Betts                                       350          16,581
                                                                     =========
                                                                     1,171,650
                                                                     ---------


   ELECTRONIC COMPONENT SEMICONDUCTORS - 1.5%
      Analog Devices #                                   1,000          27,688
      Intel                                              4,370         306,992
      KLA -Tencor Corp. #                                  430          16,609
      Linear Tech Corp.                                    490          28,236
      Maxim Integrated Products, Inc. #                  1,600          55,200
      Motorola, Inc.                                       930          53,068
      Texas Instruments, Inc.                              620          27,900
                                                                       =======
                                                                       515,693
                                                                       -------

   ELECTRONIC COMPONENTS - 0.3%
      Emerson Electric                                   1,905         107,513

   ELECTRONICS - 0.1%
      Rockwell International Corp.                         840          43,890

   ENERGY - 0.1%
      Western Atlas #                                      700          51,800

   FINANCE - 9.4%
      Banc One Corp.                                     3,000         162,938
      Bank of Boston Corp.                                 800          75,150
      Bankers Trust New York Co.                           600          67,462
      Barnett Banks, Inc.                                1,200          86,250
      Chase Manhattan Corp.                              3,300         361,350
      Citicorp                                           2,300         290,806
      Corestates Financial                               1,000          80,063
      Equifax, Inc.                                      1,070          37,918
      Federal Home Loan Mortgage Corp.                   3,100         130,006
      Federal National Mortgage Corp.                    2,300         131,244
      First Chicago NBD Corp.                            1,700         141,950
      First Union Corp.                                  3,800         194,750
      Firstplus Financial Group #                        4,600         176,525
      Fleet Financial Group, Inc.                        1,200          89,925
      KeyCorp                                            1,400          99,137
      Lehman Brothers Holdings, Inc.                     1,300          66,300
      Mellon Bank Corp.                                  1,000          60,625
      Merrill Lynch & Co.                                  600          43,763
      NationsBank Corp.                                  3,800         231,087
      Norwest Corp.                                      6,200         239,475
      PNC Bank Corp.                                     2,400         136,950
      Ryder Systems, Inc.                                  370          12,118
      SunTrust Banks, Inc.                                 900          64,237
      Wells Fargo & Co.                                    600         203,663
                                                                     =========
                                                                     3,183,692
                                                                     ---------

   FINANCIAL SERVICES - 2.2%
      American Express Co.                               1,500         133,875
      Associates First Capital                           1,900         135,137
      Avery Dennison Corp.                                 720          32,220
      BankAmerica Corp.                                  4,400         321,200
      HF Ahmanson & Co.                                    800          53,550
      Nationwide Financial Services - Class A            1,900          68,638
                                                                       =======
                                                                       744,620
                                                                       -------

   FOOD DIVERSIFIED - 2.4%
      CPC International                                  1,800         193,950
      General Mills                                      3,200         229,200
      IBP, Inc.                                         11,000         230,606
      International Home Foods #                         1,900          53,200
      Kellogg Co.                                        1,800          89,325
                                                                       =======
                                                                       796,281
                                                                       -------

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

   FOOD WHOLESALER - 0.3%
      Nabisco                                            2,400         116,250


   FOREST PRODUCTS - 0.3%
      Georgia Pacific Corp.                                430          26,122
      Timber Group #                                       430           9,756
      Weyerhauser Co.                                    1,010          49,553
      Willamette Industries, Inc.                          640          20,600
                                                                       =======
                                                                       106,031
                                                                       -------

   HEALTH - 1.9%
      Allergan, Inc.                                       283           9,498
      American Home Products                             2,701         206,627
      Humana, Inc. #                                       751          15,583
      Johnson & Johnson                                  6,062         399,334
                                                                       =======
                                                                       631,042
                                                                       -------

   INSTRUMENTS--CONTROLS - 0.2%
      Honeywell, Inc.                                      650          44,525
      Johnson Controls, Inc.                               237          11,317
      Parker Hannifin Corp.                                315          14,451
                                                                        ======
                                                                        70,293
                                                                        ------

   INSTRUMENTS--SCIENTIFIC - 0.0%
      Perkin Elmer Corp.                                    50           3,553

   INSURANCE--LIFE - 0.6%
      American Heritage Life Investment Co.              1,000          36,000
      AmerUs Life Holdings, Inc.                         4,841         178,522
                                                                       =======
                                                                       214,522
                                                                       -------

   INSURANCE--MULTILINE - 3.3%
      Allstate                                           1,800         163,575
      American International Group                       2,250         244,687
      Conseco, Inc.                                      5,700         258,994
      Leucadia National                                  1,600          55,200
      PAULA Financial #                                  5,000         115,000
      Travelers Group, Inc.                              5,347         288,070
                                                                     =========
                                                                     1,125,526
                                                                     ---------

   LASERS--SYSTEMS & COMPONENTS - 0.2%
      Uniphase Corp. #                                   1,680          69,510

   MACHINE TOOL - 0.2%
      Cincinnati Milacron                                2,471          64,100

   MACHINERY - 0.4%
      Deere & Co.                                          981          57,205
      Dover Corp.                                          608          21,964
      Lancer Corp. #                                     4,100          45,100
      W.W. Grainger                                        146          14,189
                                                                       =======
                                                                       138,458
                                                                       -------

   MACHINERY--CONSTRUCTION & MINING - 0.6%
      Case Corp.                                           211          12,752
      Caterpillar, Inc.                                  1,581          76,777
      Halliburton Co.                                    1,000          51,938
      Harnischfeger Industries                           1,990          70,272
                                                                       =======
                                                                       211,739
                                                                       -------

   MANUFACTURING - 0.8%
      Black & Decker                                     2,400          93,750
      Mueller Industries, Inc. #                           750          44,250
      Owens Illinois #                                     670          25,418
      Samsonite Corp. #                                  3,100         102,516
                                                                       =======
                                                                       265,934
                                                                       -------

   MATERIALS & SERVICES - 0.8%
      Champion International Corp.                         425          19,258
      Dana Corp.                                           370          17,575
      Deluxe Corp.                                         300          10,350
      Hercules, Inc.                                       570          28,536
      Illinois Tool Works, Inc.                          1,270          76,359
      Service Corp. International                        1,650          60,947
      Sherwin-Williams Co.                                 920          25,530
      Waste Management, Inc.                               990          27,225
                                                                       =======
                                                                       265,780
                                                                       -------

   MEDICAL SERVICES - 1.0%
      Amgen, Inc. #                                      1,159          62,731
      Beverly Enterprise #                                 445           5,785
      Columbia/HCA Healthcare Corp.                      2,897          85,824
      HBO & Co.                                          1,010          48,480
      Healthsouth Rehab #                                1,321          36,658
      Manor Care, Inc.                                     264           9,240

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

      Shared Medical Systems                               420          27,720
      Tenet Healthcare #                                 1,371          45,414
                                                                       =======
                                                                       321,852
                                                                       -------

   MEDICAL SUPPLIES - 1.1%
      Alza Corp. #                                         389          12,375
      BIOMET                                               471          12,069
      Bausch & Lomb, Inc.                                  249           9,867
      Baxter International, Inc.                         1,237          62,391
      Becton Dickinson                                     545          27,250
      Boston Scientific Co. #                              855          39,223
      Cardinal Health, Inc.                                150          11,269
      CR Bard, Inc.                                        250           7,828
      Guidant Corp.                                        662          41,209
      Mallinckrodt, Inc.                                   331          12,578
      Medtronic, Inc.                                    2,240         117,180
      St. Jude Medical, Inc. #                             347          10,584
      U.S. Surgical                                        311           9,116
                                                                       =======
                                                                       372,939
                                                                       -------

   MEDICAL--HMO - 0.1%
      United Healthcare Co.                                836          41,539

   METAL--DIVERSIFIED - 0.0%
      Inco LTD                                             610          10,370

   MINING - 0.1%
      Tubos de Acero de Mexico SA #                      2,100          45,412

   MULTIMEDIA - 0.2%
      Walt Disney Co.                                      800          79,250

   NATURAL GAS DISTRIBUTOR - 0.1%
      Williams Companies, Inc.                           1,400          39,725

   NETWORKING PRODUCTS - 1.0%
      3Com Corp. #                                       1,060          37,034
      Cisco Systems, Inc. #                              5,205         290,179
                                                                       =======
                                                                       327,213
                                                                       -------

   OFFICE AUTOMATION & EQUIPMENT - 1.4%
      Hewlett Packard                                    4,610         288,125
      Pitney Bowes, Inc.                                   900          80,944
      Xerox Corp.                                        1,300          95,956
                                                                       =======
                                                                       465,025
                                                                       -------

   OIL/GAS--DOMESTIC - 2.5%
      Amoco Corp.                                        2,200         187,275
      Apache Corp.                                         200           7,012
      Atlantic Richfield                                 1,200          96,150
      Baker Hughes                                       1,100          47,988
      Burlington Resources                                 900          40,331
      Chieftan International #                           1,000          20,250
      Devon Energy                                         700          26,819
      Enron Corp.                                          400          16,625
      Mitchell Energy & Development - Class B            1,500          43,687
      Mobil Corp.                                        3,000         216,563
      Murphy Oil Corp.                                     400          21,675
      Noble Drilling Co. #                               1,400          42,875
      Sonat, Inc.                                          500          22,875
      USX Marathon Group                                 1,900          64,125
                                                                       =======
                                                                       854,250
                                                                       -------


   OIL/GAS--INTERNATIONAL - 2.5%
      Chevron Corp.                                      2,500         192,500
      Exxon Corp.                                       10,600         648,588
                                                                       =======
                                                                       841,088
                                                                       -------

   OILFIELD SERVICES/EQUIPMENT - 1.1%
      Dresser Industries                                   500          20,969
      Enron Exchangeable Notes                           1,000          20,625
      Schlumberger LTD                                   2,200         177,100
      Union Pacific Resources                              800          19,400
      Union Texas Petroleum Holdings                     1,100          22,894
      United Meridian Co. #                              1,300          36,562
      Veritas DGC, Inc. #                                  800          31,600
      Weatherford Enterra #                                800          35,000
                                                                       =======
                                                                       364,150
                                                                       -------

   OIL & NATURAL GAS - 0.1%
      Amerada Hess                                         500          27,438

   PAPER & FOREST PRODUCTS - 0.5%
      Bemis Co., Inc.                                      310          13,659
      Bowater, Inc.                                        220           9,776
      Fort James Corp.                                     785          30,026
      International Paper                                1,485          64,041
      Mead Corp.                                           720          20,160
      Union Camp Corp.                                     450          24,159
                                                                       =======
                                                                       161,821
                                                                       -------

   PETROLEUM--INTEGRATED - 2.1%
      Occidental Petroleum Corp.                           400          11,725
      Phillips Petroleum                                 1,500          72,937
      Royal Dutch Petroleum                              8,900         482,269
      Texaco                                             2,000         108,750
      Unocal Corp.                                       1,000          38,813
                                                                       =======
                                                                       714,494
                                                                       -------

   PHARMACEUTICAL - 0.0%
      PharMerica, Inc. #                                   202           2,096

   PROTECTION--SAFETY EQUIPMENT - 0.9%
      Lo-Jack Corp. #                                   20,000         295,000

   RAILROAD TRANSPORTATION - 0.4%
      Burlington Northern Santa Fe                         740          68,774
      Union Pacific Corp.                                1,210          75,549
                                                                       =======
                                                                       144,323
                                                                       -------

   RECREATION - 0.2%
      Polaris Industries                                 2,000          61,125

   RECYCLING - 0.1%
      Philip Services Corp. #                            2,070          29,756

   RESTAURANT - 0.4%
      McDonald's Corp.                                   3,000         143,250

   RETAIL GROCERY - 0.4%
      Albertsons, Inc.                                   2,500         118,437

   RETAIL STORE - 2.7%
      Dillard Department Stores                          1,300          45,825
      Kmart #                                           16,700         193,094
      OfficeMax #                                        8,000         114,000
      Sears, Roebuck & Co.                               4,000         181,000
      Toys "R" Us, Inc. #                                1,500          47,156
      WalMart Stores, Inc.                               8,000         315,500
                                                                       =======
                                                                       896,575
                                                                       -------

   SERVICES - 0.4%
      Automatic Data Processing, Inc.                    1,540          94,518
      Paychex, Inc.                                        525          26,578
                                                                       =======
                                                                       121,096
                                                                       -------

   STEEL--INTEGRATED - 0.0%
      Nucor Corp.                                          320          15,460

   TELECOMMUNICATION EQUIPMENT - 0.8%
      Advanced Fibre Communication, Inc. #                 410          11,941
      General Signal Corp.                               1,567          63,659
      Newbridge Networks Corp. #                         3,170         110,554
      Nokia Corp. - Sponsored ADR - Class A                750          52,406
      Northern Telecom LTD                                 295          26,255
                                                                       =======
                                                                       264,815
                                                                       -------

   TELECOMMUNICATION SERVICES - 9.1%
      Airtouch Communications #                          7,630         317,122
      Ameritech Corp.                                    2,540         204,470
      AT&T                                               7,520         460,600
      BellSouth Corp.                                    4,260         239,891
      British Telecom plc                                3,860         310,006
      Cia de Telecomunicaciones de Chile - Sponsore      1,870          55,866
      DSC Communications #                                 620          14,880
      Frontier Corp.                                     2,880          69,300
      GTE Corp.                                          4,420         230,945
      LCI International, Inc. #                          3,500         107,625
      Lucent Technologies, Inc.                          3,645         291,144
      MCI Communication                                  3,070         131,434
      SBC Communications                                 4,100         300,325
      Sprint Corp.                                       1,620          94,972
      Telefonaktiebolaget LM Ericsson - ADR                400          14,925
      Tellabs, Inc. #                                      950          50,231

INDUSTRIES/CLASSIFICATIONS                       SHARES OR FACE AMOUNT    VALUE
--------------------------------------------------------------------------------

      U.S. West, Inc.                                    1,470          66,334
      Worldcom, Inc. #                                   4,280         129,470
                                                                     =========
                                                                     3,089,540
                                                                     ---------

   TOBACCO - 3.3%
      Gallaher Group, plc - ADR                         11,400         243,675
      Imperial Tobacco                                   4,900          60,025
      Philip Morris Companies                           13,200         598,125
      UST, Inc.                                          5,600         206,850
                                                                     =========
                                                                     1,108,675
                                                                     ---------

   TOYS - 0.3%
      Hasbro Bradley, Inc.                               3,700         116,550

   TRANSPORTATION - 0.2%
      Alaska Air Group #                                   530          20,538
      Caliber Systems, Inc.                                190           9,251
      Federal Express Corp. #                              530          32,363
                                                                        ======
                                                                        62,152
                                                                        ------

   TRUCKING/TRANSPORTATION LEASING - 0.2%
      CSX, Corp.                                         1,027          55,458

   WASTE DISPOSAL--NON-HAZARDOUS - 0.3%
      Browning Ferris Industries, Inc.                   1,180          43,660
      USA Waste Services, Inc. #                         1,398          54,871
                                                                        ======
                                                                        98,531
                                                                        ------

================================================================================
   TOTAL COMMON STOCKS
   (Cost       $27,190,038 )    33,063,192
--------------------------------------------------------------------------------


U.S. TREASURY OBLIGATIONS - 0.9%

   U.S. Treasury Bills
   ** 5.27%, 01/08/98                                    6,000           5,994
   *  5.10%, 03/05/98                                  300,000         297,254

================================================================================
   TOTAL U.S. TREASURY OBLIGATIONS
   (Cost $303,317 )                                                    303,248
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 1.4%

   Merrill Lynch, 6.80%, 1/2/98, (Collateralized
   by $470,000 Florida Power Corp. Commercial
   Paper, 0.00%, 1/30/98, market value - $470,000)     463,000         463,000

================================================================================
   TOTAL REPURCHASE AGREEMENTS
   (Cost $463,000 )                                                    463,000
--------------------------------------------------------------------------------

================================================================================
TOTAL INVESTMENTS - 100.0%
(Cost $27,956,355 )                                                $33,829,440
--------------------------------------------------------------------------------

================================================================================
FUTURES CONTRACTS

   Long, S&P 500 Futures, face amount $1,711,037
      expiring March 1998.                                   7      $1,713,425
--------------------------------------------------------------------------------

================================================================================
TOTAL FUTURES CONTRACTS                                             $1,713,425
--------------------------------------------------------------------------------

* Pledged $300,000 face amount as collateral on futures contracts. ** Pledged $6,000 face amount as collateral on Letter of Credit.
#  Represents non-income producing securities.


See accompanying notes to financial statements.

                            UTILITIES STOCK PORTFOLIO
                Portfolio of Investments as of December 31, 1997


   INDUSTRIES/CLASSIFICATIONS                  SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------


   COMMON STOCKS - 97.1%

      DIVERSIFIED UTILITY - 1.2%
         Citizens Utilities Co.--Class B #               13,808       $132,899

      ELECTRIC/GAS UTILITY - 10.7%
         AGL Resources, Inc.                             16,100        329,044
         MDU Resources Group, Inc.                        6,000        189,750
         NIPSCO Industries, Inc.                          4,700        232,356
         UtiliCorp United, Inc.                          10,000        388,125
                                                                     =========
                                                                     1,139,275
                                                                     ---------

      ELECTRIC UTILITY - 16.1%
         Cinergy Corp.                                    7,800        298,838
         IPALCO Enterprises, Inc.                         5,900        247,431
         KU Energy Corp.                                  3,200        125,600
         LG&E Energy Corp.                                8,600        212,850
         New Century Energies, Inc.                       5,600        268,450
         PacifiCorp                                       9,800        267,662
         TECO Energy, Inc.                               10,400        292,500
                                                                     =========
                                                                     1,713,331
                                                                     ---------

      ENERGY - 2.2%
         CalEnergy Co., Inc. #                            8,000        230,000

      NATURAL GAS (DISTRIBUTOR) - 19.1%
         Bay State Gas Co.                               11,100        412,088
         Consolidated Natural Gas Co.                     3,800        229,900
         KeySpan Energy Corp.                            10,900        401,256
         MCN Corp.                                        6,000        242,250
         Pacific Enterprises                              6,800        255,850
         TransCanada Pipelines Ltd.                       8,100        181,237
         UGI Corp.                                        1,900         55,694
         WICOR, Inc.                                      5,600        260,050
                                                                     =========
                                                                     2,038,325
                                                                     ---------

      OIL/GAS (DOMESTIC) - 5.4%
         El Paso Natural Gas Co.                          4,220        280,630
         Questar Corp.                                    5,100        227,588
         Santa Fe Pacific Pipeline Partners, L.P.         1,600         73,200
                                                                       =======
                                                                       581,418
                                                                       -------

      TELECOMMUNICATION EQUIPMENT - 5.3%
         Andrew Corp. #                                  10,000        240,000
         QUALCOMM, Inc. #                                 6,520        329,260
                                                                       =======
                                                                       569,260
                                                                       -------

      TELECOMMUNICATION SERVICES - 33.3%
         AirTouch Communications, Inc. #                  5,400        224,437
         Alltel Corp.                                     7,900        324,394
         Bell Atlantic Corp.                              2,300        209,300
         Frontier Corp.                                  19,300        464,406
         GTE Corp.                                        5,000        261,250
         LCI International, Inc. #                       15,000        461,250
         MCI Communications Corp.                        10,000        428,125
         Sprint Corp.                                     4,300        252,088
         Tele Denmark A/S - Sponsored ADR                 4,900        150,981
         Telecom New Zealand - ADR                        5,000        193,750
         Telefonica de Espana                             3,460        315,076
         U.S. West Communications Group                   5,900        266,238
                                                                     =========
                                                                     3,551,295
                                                                     ---------

      WATER UTILITY - 3.8%
         American Water Works Co., Inc.                  14,900        406,956

================================================================================
      TOTAL COMMON STOCKS
      (Cost $8,095,774 )                                            10,362,759
--------------------------------------------------------------------------------

   INDUSTRIES/CLASSIFICATIONS                  SHARES OR FACE AMOUNT      VALUE
--------------------------------------------------------------------------------

   U.S. TREASURY BILLS - 0.0%
   *  5.27%, due 01/08/98                                 1,000          1,000

================================================================================
      TOTAL U.S. TREASURY BILLS
      (Cost $1,000 )                                                     1,000
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENTS - 2.9%

   Merrill Lynch, 6.80%, 1/2/98, (Collateralized
   by $309,000 Florida Power Corp. Commercial
   Paper, 0.00%, 1/30/98, market value - $309,000)      304,000        304,000

================================================================================
      TOTAL REPURCHASE AGREEMENTS
      (Cost $304,000 )                                                 304,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost $8,400,774 )                                              $10,667,759
--------------------------------------------------------------------------------


   * Pledged $1,000 face amount as collateral on Letter of Credit. # Represents non-income producing securities.


See accompanying notes to financial statements.

                                 BOND PORTFOLIO
                Portfolio of Investments as of December 31, 1997


   INDUSTRIES/CLASSIFICATIONS                 SHARES OR FACE AMOUNT       VALUE
--------------------------------------------------------------------------------

   U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.5%

      Federal National Mortgage Association
         5.33%,06/26/98                                250,000        $249,566

================================================================================
      TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
      (Cost $249,429 )                                                 249,566
--------------------------------------------------------------------------------

   U.S.TREASURY OBLIGATIONS - 93.8%
      U.S. Treasury Bills
      *  5.27%, 01/08/98                                 4,800           4,795
         5.01%, 03/12/98                               100,000          98,988
         ====   == == ==                                               =======
                                                                       103,783
                                                                       -------

      U.S. Treasury Bonds
         6.63%, 05/15/07                             1,500,000       1,587,656
         6.13%, 08/15/07                            13,500,000      13,875,469
         ====   == == ==                                            ==========
                                                                    15,463,125
                                                                    ----------

================================================================================
      TOTAL U.S.TREASURY OBLIGATIONS
      (Cost  $15,031,687 )                                          15,566,908
--------------------------------------------------------------------------------

   REPURCHASE AGREEMENTS - 4.7%

   Merrill Lynch, 6.80%, 1/2/98, (Collateralized
   by $794,000 Florida Power Corp. Commercial
   Paper, 0.00%, 1/30/98, market value - $794,000)     782,000         782,000

================================================================================
      TOTAL REPURCHASE AGREEMENTS
      (Cost  $782,000 )                                                782,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost  $16,063,116 )                                            $16,598,474
--------------------------------------------------------------------------------


   *  Pledged $4,800 face amount as collateral on Letter of Credit.


See accompanying notes to financial statements.

                             MONEY MARKET PORTFOLIO
                Portfolio of Investments as of December 31, 1997


                                                                       AMORTIZED
                                       YIELD  MATURITY  FACE AMOUNT      COST
--------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT - 2.6%

   BB&T Financial Corp.                5.70%  02/11/98  $15,000,000  $15,000,000

================================================================================
   TOTAL CERTIFICATES OF DEPOSIT
   (Cost  $15,000,000 )                                               15,000,000
--------------------------------------------------------------------------------

COMMERCIAL PAPER - 45.1%

   American Trading & Products**       5.75%  03/03/98    5,000,000    4,951,285
   American Trading & Products**       5.75%  03/10/98   $9,000,000   $8,902,250
   Bear Stearns Co., Inc.**            5.73%  03/25/98   25,000,000   24,669,729
   Coopertime Tractor                  5.57%  04/21/98    4,100,000    4,030,220
   Duff & Phelps Utilities & Corp.**   5.70%  02/17/98    4,500,000    4,466,513
   Duff & Phelps Utilities & Corp.**   5.55%  04/02/98    6,500,000    6,408,810
   Duff & Phelps Utilities & Corp.**   5.58%  04/23/98    5,000,000    4,913,200
   Duff & Phelps Utilities & Corp.**   5.56%  05/21/98    2,741,000    2,681,733
   Duff & Phelps Utilities & Corp.**   5.65%  07/02/98    5,000,000    4,857,181
   Engelhard Corp.                     5.62%  06/09/98    7,435,000    7,250,451
   Engelhard Corp.                     5.70%  06/10/98   10,000,000    9,746,667
   Ford Motor Credit Co.               5.47%  06/24/98   20,000,000   19,471,234
   GE Capital Corp.                    5.68%  02/19/98   15,000,000   14,884,033
   GE Capital Corp.                    5.56%  05/20/98    8,000,000    7,828,258
   GTE Funding, Inc.                   6.10%  01/20/98   24,822,000   24,742,087
   LG&E Capital Corp.                  5.60%  02/19/98   20,000,000   19,847,555
   LG&E Capital Corp.                  5.70%  04/01/98    5,700,000    5,618,775
   LOCAP, Inc.**                       5.70%  01/29/98   18,700,000   18,617,097
   MCI Communications Corp.**          5.80%  04/15/98   14,500,000   14,257,044
   Merrill Lynch & Co., Inc.           5.65%  05/27/98   10,000,000    9,770,861
   Merrill Lynch & Co., Inc.           5.59%  06/02/98   15,000,000   14,645,967
   Monsanto Co.                        5.53%  04/27/98   10,000,000    9,821,811
   Safeco Corp.**                      5.57%  01/07/98   20,000,000   19,981,433

================================================================================
   TOTAL COMMERCIAL PAPER
   (Cost $262,364,194 ) 262,364,194
--------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 35.5%

   AT&T Corp.                          5.63%  04/08/98    3,893,000    3,889,653
   Albertsons, Inc.                    5.65%  03/26/98    1,000,000      999,554
   American General Finance Corp.      8.25%  01/15/98      400,000      400,317
   American General Finance Corp.      7.25%  03/01/98    5,295,000    5,306,059
   Associates Corp., N.A.              7.30%  03/15/98      200,000      200,476
   Associates Corp., N.A.              5.25%  09/01/98      180,000      179,007
   Barnett Banks, Inc.                 6.25%  07/28/98    1,500,000    1,503,172
   Care Life Project                   6.05%* 01/02/98    1,275,000    1,275,000
   Chrysler Financial Corp.            5.66%  01/16/98    1,875,000    1,874,850
   Chrysler Financial Corp.            8.26%  01/26/98   10,000,000   10,014,254
   Chubb Capital Corp.                 6.00%  02/01/98      663,000      662,983
   Clark Grave Vault Co.               6.00%* 01/02/98    3,000,000    3,000,000
   Comerica Bank                       6.75%  05/12/98    4,000,000    4,013,379
   Coughlin Family Properties, Inc.    6.00%* 01/15/98    4,675,000    4,675,000
   Danis Construction Co.              6.00%* 01/02/98    1,000,000    1,000,000
   Dean Witter Discover & Co.          6.00%  03/01/98    2,000,000    2,000,098
   Doren, Inc.                         6.05%* 01/02/98      675,000      675,000
   E.I. du Pont de Nemours & Co.       8.50%  06/25/98    3,095,000    3,129,566
   Espanola/Nambe                      6.05%* 01/02/98    2,315,000    2,315,000
   First Chicago NBD Corp.             5.70%  01/07/98    5,000,000    4,999,808
   First Chicago NBD Corp.             8.50%  06/01/98      180,000      181,767
   First Fidelity Bancorp.             8.50%  04/01/98    2,000,000    2,012,401
   First Union Corp.                   6.75%  01/15/98    6,219,000    6,220,662
   Ford Motor Credit Co.               6.25%  02/26/98      938,000      938,472
   Ford Motor Credit Co.               9.13%  05/01/98      550,000      555,647
   General Motors Acceptance Corp.     6.22%* 04/13/98   10,000,000   10,000,000
   General Motors Acceptance Corp.     7.13%  05/11/98   11,100,000   11,149,261
   GTE California, Inc.                6.25%  01/15/98    1,500,000    1,500,218
   Gannett, Inc.                       5.25%  03/01/98    2,525,000    2,521,635
   GE Capital Corp.                    8.63%  03/12/98    5,203,000    5,228,186
   Georgia Power Co.                   5.50%  04/01/98    1,000,000      999,112
   Goldman Sachs Group, L.P.           6.10%  04/15/98    7,550,000    7,554,539
   H.J. Heinz Co.                      8.00%  01/05/98    5,130,000    5,130,626
   Hancor, Inc.                        6.05%* 01/02/98      700,000      700,000
   Hertz Corp.                         8.30%  02/02/98      200,000      200,393
   Huntington Bancshares, Inc.         5.91%  06/23/98    5,000,000    5,001,908

                                                                       AMORTIZED
                                       YIELD  MATURITY  FACE AMOUNT      COST
--------------------------------------------------------------------------------

   Huntington Bancshares, Inc.         6.15%  10/15/98    2,000,000    2,003,222
   IBM Credit Corp.                    5.90%  08/10/98    2,050,000    2,050,041
   Lehman Brother Holdings Corp.       5.75%  02/15/98    1,250,000    1,249,434
   Liberty Mutual Capital Corp.        5.96%  06/01/98    7,000,000    7,002,592
   Merrill Lynch & Co., Inc.           6.52%  06/22/98    1,000,000    1,002,838
   Midwest Power System, Inc.          6.25%  02/01/98    1,750,000    1,750,325
   Morgan Stanley, Inc.                9.25%  03/01/98    1,750,000    1,758,938
   Morgan Stanley, Inc.                9.40%  03/05/98    1,000,000    1,006,101
   Mubea, Inc.                         6.05%* 01/02/98    4,375,000    4,375,000
   Mubea, Inc.                         6.05%* 01/02/98    6,000,000    6,000,000
   National Rural Utilities            8.50%  02/15/98      125,000      125,345
   NationsBank Corp.                   6.63%  01/15/98      615,000      615,143
   Nordstrom, Inc.                     8.88%  02/15/98    1,000,000    1,003,462
   Nynex Credit Co.                    6.72%  06/15/98   10,000,000   10,034,980
   Osco Industries, Inc.               6.05%* 01/02/98    3,000,000    3,000,000
   Pepsico, Inc.                       6.13%  01/15/98      283,000      283,025
   Potomac Electric Power Co.          4.38%  02/15/98      100,000       99,807
   Presrite Corp.                      6.05%* 01/02/98    2,210,000    2,210,000
   Proctor & Gamble Co.                9.50%  02/11/98    4,450,000    4,465,491
   R.I. Lampus Co.                     6.05%* 01/02/98    2,440,000    2,440,000
   RSD Technology                      6.05%* 01/02/98    3,500,000    3,500,000
   Salomon, Inc.                       6.92%  04/14/98    3,550,000    3,559,833
   Salomon, Inc.                       7.25%  05/01/98    2,035,000    2,043,998
   Seariver Maritime, Inc.             5.65%* 02/12/98    6,700,000    6,700,000
   Southern California Edison Co.      5.88%  02/01/98      600,000      599,955
   Surgery Financing Co.               6.05%* 01/12/98    6,585,000    6,585,000
   Toyota Motor Corp.                  5.63%  03/17/98    2,407,000    2,405,639
   Toyota Motor Credit Corp.           5.13%  01/19/98    2,255,000    2,254,036
   Toyota Motor Credit Corp.           5.88%  06/26/98      803,000      802,610
   Travelers Group, Inc.               5.75%  04/15/98    1,500,000    1,499,727
   Unilever Capital Corp.              8.88%  03/26/98    1,400,000    1,408,965
   WalMart Stores, Inc.                7.00%  04/27/98    1,100,000    1,103,000
   White Castle Project                6.05%* 01/02/98    9,500,000    9,500,000
   Wisconsin Public Service Corp.      5.25%  07/01/98      320,000      319,019

================================================================================
   TOTAL CORPORATE OBLIGATIONS
   (Cost $206,765,529 )                                              206,765,529
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 2.4%

   Federal National Mortgage Assoc.    5.73%  04/13/98      500,000      499,519
   Federal National Mortgage Assoc.    6.72%  04/27/98      140,000      140,398
   Federal Home Loan Bank              6.00%  01/13/98      200,000      199,977
   Federal Home Loan Bank              5.85%  10/15/98    2,785,000    2,785,000
   Student Loan Marketing Assoc.       5.62%* 01/06/98    5,000,000    5,000,000
   Student Loan Marketing Assoc.       5.68%* 01/06/98    4,350,000    4,352,319
   Student Loan Marketing Assoc.       5.76%  01/14/98    1,000,000      999,913
   Tennessee Valley Authority -
   callable 1/20/98 @ 104              7.75%  12/15/22      250,000      260,125

================================================================================
   TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (Cost  $14,237,251 )                                               14,237,251
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS - 1.7%

   ***U.S. Treasury Bill               5.27%  01/08/98       63,100       63,036
   U.S. Treasury Note                  6.00%  09/30/98   10,000,000   10,019,615

================================================================================
   TOTAL U.S. TREASURY OBLIGATIONS
   (Cost  $10,082,651 )                                               10,082,651
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS - 12.7%

   Merrill Lynch, (Collateralized
   by $65,582,000 various Discount
   Commercial Papers, 1/7/98-1/30/98,
   market value - $65,582,000)         6.80%* 01/02/98   64,413,000   64,413,000

   Star Bank, (Collateralized by
   $9,615,000 GNMA, 7.00%, 3/20/24,
   market value - $9,835,784)          5.50%* 01/02/98    9,635,000    9,635,000

================================================================================
   TOTAL REPURCHASE AGREEMENTS
   (Cost  $74,048,000 )                                               74,048,000
--------------------------------------------------------------------------------

================================================================================
   TOTAL INVESTMENTS - 100.0%
   (Cost $582,497,625 )                                             $582,497,625
--------------------------------------------------------------------------------


* Variable rate security. Interest rate is as of December 31, 1997. Maturity date reflects the next rate change date.
** Security is restricted as to resale to institutional investors, but has been deemed liquid in accordance with guidelines approved by the Board of Trustees. ***Pledged as collateral on Letter of Credit.


See accompanying notes to financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1997
                                                                                                     THE U.S.
                                                                    HIGHLANDS      TOTAL RETURN     GOVERNMENT        MONEY
                                                    MUIRFIELD         GROWTH        UTILITIES          BOND          MARKET
                                                       FUND            FUND            FUND            FUND           FUND
------------------------------------------------------------------------------------------------------------------------------
  Assets:

    Investment in corresponding portfolio at value $129,939,845     $33,065,501      $8,128,657     $16,908,674   $169,269,183
    Receivable for capital stock issued               1,142,143         756,704         287,168          75,690            ---
    Unamortized organization costs                          ---             ---          12,124             ---            ---
    Other assets                                          5,772          29,681           4,304           2,472         85,894

  Total Assets                                      131,087,760      33,851,886       8,432,253      16,986,836    169,355,077
==============================================================================================================================

  Liabilites:

    Payable for capital stock redeemed                   44,606           2,584          (1,912)            349            ---
    Dividends payable                                   112,260          70,501          13,229           2,475          6,915
    Accrued 12b-1 distribution fees                     115,451          17,221             ---           3,588            ---
    Accrued transfer agent and administrative fees       25,788           5,322           1,174           1,607          7,365
    Other accrued liabilities                             7,062           4,385          14,774           5,898          5,923

  Total Liabilities                                     305,167         100,013          27,265          13,917         20,203
==============================================================================================================================

  Net Assets                                        130,782,593      33,751,873       8,404,988      16,972,919    169,334,874
==============================================================================================================================

  Net Assets:
==============================================================================================================================
    Capital                                         129,454,449      27,973,431       6,728,394      17,586,660    169,334,874
    Accumulated undistributed net realized
      gain (loss) from investments                    1,330,199         (89,329)             12      (1,149,099)           ---
    Net unrealized appreciation of investments           (2,055)      5,867,771       1,676,582         535,358            ---

  Net Assets                                       $130,782,593     $33,751,873      $8,404,988     $16,972,919   $169,334,874
==============================================================================================================================

    Capital Stock Outstanding                        23,911,234       1,819,493         474,265         801,162    169,334,874
      (indefinite number of shares authorized, $0.10 par value)

    Net Asset Value, Offering and
      Redemption Price Per Share                          $5.47          $18.55          $17.72          $21.19          $1.00
------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                     THE U.S.
                                                                        HIGHLANDS     TOTAL RETURN  GOVERNMENT    MONEY
                                                          MUIRFIELD     GROWTH        UTILITIES     BOND          MARKET
                                                          FUND          FUND          FUND          FUND          FUND
-------------------------------------------------------------------------------------------------------------------------------

  Net Investment Income from Corresponding Portfolio:
===============================================================================================================================
    Interest                                               $2,768,595      $204,460       $10,004      $972,641     $7,911,734
    Dividends                                               1,026,093       483,516       199,520           ---            ---
    Expenses                                               (1,138,106)     (424,305)      (99,159)      (95,196)      (257,032)
  Total Net Investment Income from Corresponding Portfolio  2,656,582       263,671       110,365       877,445      7,654,702
===============================================================================================================================
  Fund Expenses:
===============================================================================================================================
    Administrative fee                                         62,592        15,930         2,276         7,515         64,760
    Transfer agent fees                                       135,254        30,185         5,820         9,904        107,918
    Audit fees                                                  3,446         2,940         2,610         2,458          3,506
    Legal fees                                                  2,340        12,783         3,114         2,331          3,150
    Printing                                                   20,157        13,622         2,233         3,068         33,714
    Amortization of organizational costs                          ---           ---         5,022           ---            ---
    Distribution plan                                         238,990        63,425        15,544        27,682        106,810
    Postage                                                    19,249         7,172         1,775         2,988         32,771
    Registration and filing fees                                7,932        13,924        10,888         9,835         12,289
    Insurance                                                   1,843           397            62           261          2,162
    Other expenses                                             17,828         7,766         5,100         4,930         28,264
  Total Expenses                                              509,631       168,144        54,444        70,972        395,344
===============================================================================================================================
    Expenses reimbursed by investment adviser                     ---           ---       (41,788)          ---        (92,400)
    Net Expenses                                              509,631       168,144        12,656        70,972        302,944
===============================================================================================================================
  NET INVESTMENT INCOME                                     2,146,951        95,527        97,709       806,473      7,351,758
===============================================================================================================================
  NET REALIZED AND UNREALIZED GAIN (LOSS)
    FROM INVESTMENTS:
===============================================================================================================================
    Net realized gains (losses) from futures contracts      6,583,775       850,449           ---       178,131            ---
    Net realized gains (losses) from investments           13,220,546     4,450,390       534,844      (434,282)           ---
    Net change in unrealized appreciation
      of investments                                         (579,123)    2,704,273     1,123,897       649,920            ---
  NET GAIN (LOSS) FROM INVESTMENTS                         19,225,198     8,005,112     1,658,741       393,769            ---
===============================================================================================================================
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS                             $21,372,149    $8,100,639    $1,756,450    $1,200,242     $7,351,758
===============================================================================================================================

See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                                                                U.S.
                                                                HIGHLANDS       TOTAL RETURN    GOVERNMENT      MONEY
                                                MUIRFIELD       GROWTH          UTILITIES       BOND            MARKET
                                                FUND            FUND            FUND            FUND            FUND
-------------------------------------------------------------------------------------------------------------------------------
  INCREASE (DECREASE) IN NET ASSETS:
===============================================================================================================================
  OPERATIONS:
===============================================================================================================================
    Net investment income                          $2,146,951         $95,527         $97,709        $806,473     $7,351,758
    Net realized gain (loss) from investments
      and futures contracts                        19,804,321       5,300,839         534,844        (256,151)           ---
    Net change in unrealized appreciation/(depreciation)
      of investments                                 (579,123)      2,704,273       1,123,897         649,920            ---
  Net increase in net assets
    resulting from operations                      21,372,149       8,100,639       1,756,450       1,200,242      7,351,758
===============================================================================================================================
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income                          (2,146,950)        (95,536)        (97,709)       (806,470)    (7,351,758)
    Net realized gain from investments
      and futures contracts                       (18,486,618)     (4,050,674)       (534,832)            ---            ---
    Net decrease in net assets resulting
      from dividends and distributions            (20,633,568)     (4,146,210)       (632,541)       (806,470)    (7,351,758)
===============================================================================================================================

  CAPITAL TRANSACTIONS:
    Issued                                         27,440,621      40,445,381       2,971,480       4,843,059    440,552,839
    Reinvested                                     20,501,858       4,073,675         609,798         771,226      7,195,653
    Redeemed                                      (39,233,074)    (38,925,468)     (1,374,317)     (6,817,743)  (398,361,115)
  Net increase (decrease) in net assets resulting
  from capital share transactions                   8,709,405       5,593,588       2,206,961      (1,203,458)    49,387,377
  TOTAL INCREASE (DECREASE) IN NET ASSETS           9,447,986       9,548,017       3,330,870        (809,686)    49,387,377
===============================================================================================================================
  NET ASSETS - Beginning of period                121,334,607      24,203,856       5,074,118      17,782,605    119,947,497
  NET ASSETS - End of period                     $130,782,593     $33,751,873      $8,404,988     $16,972,919   $169,334,874
===============================================================================================================================
  SHARE TRANSACTIONS:
    Issued                                          4,484,460       2,120,698         186,359         236,594    440,552,839
    Reinvested                                      3,695,889         220,003          34,996          37,521      7,195,653
    Redeemed                                       (6,468,067)     (1,996,447)        (85,714)       (334,564)  (398,361,115)
  Change in shares                                  1,712,282         344,254         135,641         (60,449)    49,387,377
-------------------------------------------------------------------------------------------------------------------------------

See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                                                                                   U.S.
                                                                 HIGHLANDS        TOTAL RETURN     GOVERNMENT       MONEY
                                                MUIRFIELD        GROWTH           UTILITIES        BOND             MARKET
                                                FUND             FUND             FUND             FUND             FUND

  INCREASE (DECREASE) IN NET ASSETS:
===========================================================================================================================
  OPERATIONS:
===========================================================================================================================
    Net investment income                          $1,865,318        $495,160         $94,951        $808,621    $8,138,831
    Net realized gain (loss) from investments
      and futures contracts                        10,225,068      (1,313,621)        209,382          34,127           ---
    Net change in unrealized appreciation
      of investments                               (5,306,075)      3,055,094         219,393         776,909)          ---
  Net increase in net assets
    resulting from operations                       6,784,311       2,236,633         523,726          65,839     8,138,831
===========================================================================================================================
  DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income                          (1,865,319)       (495,151)        (94,951)        808,624)   (8,138,831)
    Net realized gain from investments
      and futures contracts                        (9,879,664)            ---        (208,703)            ---           ---
    Net decrease in net assets resulting
      from dividends and distributions            (11,744,983)       (495,151)       (303,654)       (808,624)   (8,138,831)
===========================================================================================================================

  CAPITAL TRANSACTIONS:
    Issued                                         31,306,972       3,904,506       2,105,006       4,221,575   389,806,633
    Reinvested                                     11,652,407         488,159         261,364         731,408     7,883,875
    Redeemed                                      (28,415,321)     (6,561,166)       (393,419)     (2,475,250) (418,830,047)
  Net increase (decrease) in net assets resulting
    from capital share transactions                14,544,058      (2,168,501)      1,972,951       2,477,733   (21,139,539)
  TOTAL INCREASE (DECREASE) IN NET ASSETS           9,583,386        (427,019)      2,193,023       1,734,948   (21,139,539)
===========================================================================================================================
  NET ASSETS - Beginning of period                111,751,221      24,630,875       2,881,095      16,047,657   141,087,036
  NET ASSETS - End of period                     $121,334,607     $24,203,856      $5,074,118     $17,782,605  $119,947,497
===========================================================================================================================
  SHARE TRANSACTIONS:
    Issued                                          5,310,158         246,129         143,939         201,655   389,806,633
    Reinvested                                      2,132,111          30,498          17,645          35,083     7,883,875
    Redeemed                                       (4,745,388)       (406,881)        (26,688)       (118,887) (418,830,047)
  Change in shares                                  2,696,881        (130,254)        134,896         117,851   (21,139,539)
---------------------------------------------------------------------------------------------------------------------------

  See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
THE MUIRFIELD FUND
                                                                       Years Ended December 31,
                                                  -----------------------------------------------------------------------
                                                    1997         1996         1995         1994         1993         1992

Net Asset Value, Beginning of Period               $5.47        $5.73        $5.34        $5.36        $6.25        $6.43
   Income from Investment Operations
   Net Investment Income                            0.11         0.10         0.06         0.14        (0.01)        0.06
   Net Gains or Losses from Securities
      (both realized and unrealized)                0.91         0.25         1.31            -         0.45         0.34
   Total From Investment Operations                 1.02         0.35         1.37         0.14         0.44         0.40

Less Distributions
   Dividends (from net investment income)          (0.11)       (0.10)       (0.06)       (0.14)       (0.02)       (0.06
   Distributions (from capital gains)              (0.91)       (0.51)       (0.92)       (0.02)       (1.31)       (0.52)
   Total Distributions                             (1.02)       (0.61)       (0.98)       (0.16)       (1.33)       (0.58)

Net Asset Value, End of Period                     $5.47        $5.47        $5.73        $5.34        $5.36        $6.25

Total Return                                       18.59%        5.99%       25.82%        2.70%        8.11%        6.91%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)             $130,783     $121,335     $111,751      $83,119      $73,063      $55,280
   Ratio of Expenses to Average Net Assets          1.29%        1.19%        1.26%        1.22%        1.26%        1.40%
   Ratio of Net Investment Income to
      Average Net Assets                            1.69%        1.54%        0.97%        2.55%       -0.13%        1.05%
   Portfolio Turnover Rate*                       395.42%      297.41%      186.13%      168.17%      279.56%      324.14%

*Turnover rate of corresponding portfolio


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
THE HIGHLANDS GROWTH FUND

                                                                       Years Ended December 31,
                                                   -----------------------------------------------------------------------
                                                     1997         1996         1995         1994         1993         1992

Net Asset Value, Beginning of Period               $16.41       $15.34       $13.08       $13.45       $12.70       $12.05
   Income from Investment Operations
   Net Investment Income                             0.06         0.31         0.50         0.27         0.09         0.18
   Net Gains or Losses from Securities
      (both realized and unrealized)                 4.73         1.07         2.68        (0.37)        0.82         0.58
   Total From Investment Operations                  4.79         1.38         3.18        (0.10)        0.91         0.76

Less Distributions
   Dividends (from net investment income)           (0.06)       (0.31)       (0.50)       (0.27)       (0.16)       (0.11)
   Distributions (from capital gains)               (2.59)          --        (0.42)          --           --           --
   Total Distributions                              (2.65)       (0.31)       (0.92)       (0.27)       (0.16)       (0.11)

Net Asset Value, End of Period                     $18.55       $16.41       $15.34       $13.08       $13.45       $12.70

Total Return                                        29.28%        9.08%       24.61%       -0.69%        7.21%        6.35%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)               $33,752      $24,204      $24,631      $22,176      $26,171      $25,534
   Ratio of Expenses to Average Net Assets           1.87%        1.65%        1.64%        1.63%        1.51%        1.51%
   Ratio of Net Investment Income to
      Average Net Assets                             0.30%        1.92%        3.38%        1.95%        0.69%        1.31%
   Portfolio Turnover Rate*                        129.79%       81.66%      337.57%      102.76%       99.54%       39.03%

*Turnover rate of corresponding portfolio


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
THE TOTAL RETURN UTILITIES FUND

                                                                                       Period
                                                    Year Ended December 31,        June 21, 1995*
                                                    1997               1996        to Dec. 31, 1995

Net Asset Value, Beginning of Period              $14.98             $14.14              $12.50

Income from Investment Operations
   Net Investment Income                            0.25               0.37                0.21
   Net Gains or Losses from Securities
      (both realized and unrealized)                3.99               1.48                1.64
   Total From Investment Operations                 4.24               1.85                1.85

Less Distributions
   Dividends (from net investment income)          (0.25)             (0.37)              (0.21)
   Distributions (from capital gains)              (1.25)             (0.64)                 --
   Total Distributions                             (1.50)             (1.01)              (0.21)

Net Asset Value, End of Period                    $17.72             $14.98              $14.14
Total Return                                       28.68%             13.33%              15.00%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)               $8,405             $5,074              $2,881
   Ratio of Expenses to Average Net Assets          1.80%              1.25%               1.25%(1)
   Ratio of Net Investment Income to
      Average Net Assets                            1.57%              2.55%               3.18%(1)
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(2)                      2.51%              2.95%               4.35%(1)
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(2)          0.86%              0.85%               0.08%(1)
   Portfolio Turnover Rate(3)                      41.22%             50.79%               5.06%

(1) Annualized
(2) Includes directed brokerage payments in corresponding portfolio.
(3) Turnover rate of corresponding portfolio
* Date of commencement of operations


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
THE U.S. GOVERNMENT BOND FUND

                                                                          Years Ended December 31,
                                                   -----------------------------------------------------------------------
                                                     1997         1996         1995         1994         1993         1992

Net Asset Value, Beginning of Period               $20.64       $21.58       $19.25       $20.18       $19.46       $19.84
   Income from Investment Operations
   Net Investment Income                             0.99         0.96         1.11         0.72         0.86         0.99
   Net Gains or Losses from Securities
      (both realized and unrealized)                 0.55        (0.94)        2.33        (0.93)        0.71        (0.38)
   Total From Investment Operations                  1.54         0.02         3.44        (0.21)        1.57         0.61

Less Distributions
   Dividends (from net investment income)           (0.99)       (0.96)       (1.11)       (0.72)       (0.85)       (0.99)
   Total Distributions                              (0.99)       (0.96)       (1.11)       (0.72)       (0.85)       (0.99)

Net Asset Value, End of Period                     $21.19       $20.64       $21.58       $19.25       $20.18       $19.46

Total Return                                         7.70%        0.15%       18.32%       -0.99%        8.21%        3.26%

Ratios/Supplemental Data
   Net Assets, End of Period ($000)               $16,973      $17,783      $16,048      $12,983      $13,137      $11,100
   Ratio of Expenses to Average Net Assets           1.00%        1.00%        1.00%        1.00%        0.99%        1.00%
   Ratio of Net Investment Income to
      Average Net Assets                             4.85%        4.61%        5.41%        3.71%        4.25%        5.13%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees(1)                       1.14%        1.06%        1.14%        1.14%        1.09%        1.21%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)           4.71%        4.55%        5.27%        3.57%        4.15%        4.92%
   Portfolio Turnover Rate(2)                      375.64%      778.59%      232.34%      707.57%      235.74%      100.53%

(1) Includes fees waived in corresponding portfolio
(2) Represents turnover rate of corresponding portfolio


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS
MONEY MARKET FUND

                                                                          Years Ended December 31,
                                                  -----------------------------------------------------------------------
                                                     1997        1996         1995         1994         1993         1992

Net Asset Value, Beginning of Period                $1.00       $1.00        $1.00        $1.00        $1.00        $1.00
   Income from Investment Operations
   Net Investment Income                             0.053       0.05         0.06         0.04         0.03         0.04
   Total From Investment Operations                  0.053       0.05         0.06         0.04         0.03         0.04

Less Distributions
   Dividends (from net investment income)           (0.053)     (0.05)       (0.06)       (0.04)       (0.03)       (0.04)
   Total Distributions                              (0.053)     (0.05)       (0.06)       (0.04)       (0.03)       (0.04)
Net Asset Value, End of Period                      $1.00       $1.00        $1.00        $1.00        $1.00        $1.00

Total Return                                         5.38%       5.27%        5.85%        4.10%        2.98%        3.70%

Ratios/Supplemental Data

   Net Assets, End of Period ($000)              $169,335    $119,947     $141,087     $164,838     $200,030     $245,259
   Ratio of Expenses to Average Net Assets           0.40%       0.40%        0.40%        0.37%        0.37%        0.35%
   Ratio of Net Investment Income to
      Average Net Assets                             5.26%       5.15%        5.70%        4.02%        2.94%        3.68%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                          0.59%       0.58%        0.64%        0.57%        0.57%        0.56%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees(1)           5.07%       4.97%        5.46%        3.82%        2.74%        3.47%

(1) Includes fees waived in corresponding portfolio


See accompanying notes to financial statements

THE FLEX-FUNDS NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1.       ORGANIZATION

The Flex-funds Trust (the "Trust") was organized in 1982 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five separate series, and it is presently comprised of five separate funds as follows: The Muirfield Fund, The Highlands Growth Fund (formerly The Growth Fund), The Total Return Utilities Fund, The U.S. Government Bond Fund and The Money Market Fund (each a "Fund" and collectively the "Funds"). Each Fund invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                         PERCENTAGE OF PORTFOLIO
                                                         OWNED BY FUND AS OF
FUND                               PORTFOLIO             DECEMBER 31, 1997

The Muirfield Fund                 Mutual Fund Portfolio           90%
The Highlands Growth Fund          Growth Stock Portfolio          99%
The Total Return Utilities Fund    Utilities Stock Portfolio       76%
The U.S. Government Bond Fund      Bond Portfolio                 100%
The Money Market Fund              Money Market Portfolio          29%


The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund.

2.       SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments

Each Fund values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

Income Taxes

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

Distributions to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Muirfield Fund and The Highlands Growth Fund declare dividends from net investment income on a quarterly basis. The Total Return Utilities Fund declares dividends from net investment income on a monthly basis. The U.S. Government Bond Fund and The Money Market Fund declare dividends from net investment income on a daily basis and pay such dividends on a monthly basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, and differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio. Permanent book and tax basis differences have been reclassified among the components of net assets.

Organizational Costs

The costs related to the organization of each of the five Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. Such costs for The Muirfield Fund, The Highlands Growth Fund, The U.S. Government Bond Fund, and The Money Market Fund have been fully amortized.

Expenses

Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. The Funds record daily their proportionate share of the corresponding portfolio's income, expenses and realized and unrealized gains and losses.

3.       AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee calculated as follows. For The Muirfield Fund, The Highlands Growth Fund, and The Total Return Utilities Fund, such fee is equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. For The U.S. Government Bond Fund, such fee is equal to the greater of $15 per active shareholder account or 0.06% of the Fund's average daily net assets. For The Money Market Fund, such fee is equal to the greater of $20 per active shareholder account or 0.06% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets. Prior to January 31, 1997, such fees were payable at an annual rate of 0.03% of average daily net assets.

RMA has voluntarily agreed to reimburse operating expenses of The Money Market Fund and The Total Return Utilities Fund. For the year ended December 31, 1997, such reimbursements, including fees waived in the corresponding portfolio were 0.19% and 0.71% of average daily net assets of The Money Market Fund and The Total Return Utilities Fund, respectively. Such reimbursement, which is subject to change, is limited to the total of fees charged the Fund by RMA.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted a Distribution Plan (the "Plan"). Under the provisions of each Plan, the Fund may incur certain expenses associated with the distribution of fund shares in amounts not to exceed an annual limitation. Such limitation, on an annual basis, is 0.20% of the average daily net assets of each Fund, 0.25% of the average daily net assets of The Total Return Utilities Fund.

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.       FEDERAL INCOME TAX INFORMATION

At December 31, 1997, The U.S. Government Bond Fund had unused capital loss carryforwards available to offset future capital gains, if any, for Federal income tax purposes. The following table sets forth the amount of such losses and the years such losses expire.

AMOUNT OF CAPITAL LOSS CARRYFOWARD        YEAR EXPIRES
$ 48,902                                     1998
  614,421                                    2002
  256,151                                    2005

5.       CAPITAL GAIN DISTRIBUTIONS (UNAUDITED)

Capital gain distributions from long-term capital gains for the Funds for the year ended December 31, 1997 were as follows:

FUND                                   28% RATE GAIN           20% RATE GAIN

                                    Amount   % of total     Amount   % of total
The Muirfield Fund               $2,916,067     37.8%    $4,788,136    61.2%
The Highlands Growth Fund         2,709,173     84.3%       504,852    15.7%
The Total Return Utilities Fund      53,313     16.1%       278,568    83.9%

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of The Flex-funds:

We have audited the accompanying statements of assets and liabilities of The Flex-funds (including, respectively, The Muirfield Fund, The Highlands Growth Fund (formerly The Growth Fund), The Total Return Utilities Fund, The U.S. Government Bond Fund and The Money Market Fund), as of December 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of The Flex-funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned funds comprising The Flex-funds at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                                        KPMG Peat Marwick LLP
Columbus, Ohio
February 12, 1998

                      STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1997

                                                    MUTUAL        GROWTH       UTILITIES                     MONEY
                                                     FUND          STOCK         STOCK         BOND         MARKET
                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO


Assets:
  Investments at market value*                   $123,381,910   $33,366,440   $10,363,759   $15,816,474  $508,449,625
  Repurchase agreements, at cost*                  12,968,000       463,000       304,000       782,000    74,048,000
  Cash                                                    947           507           347           851           551
  Options purchased (cost $27,378,320)             17,600,000           ---           ---           ---           ---
  Receivable for net variation margin on
     futures contracts                                 12,800           ---           ---           ---           ---
  Interest receivable                                 264,050            88            57       325,551     5,477,161
  Dividends receivable                                 24,817        52,213        15,135           ---           ---
  Prepaid/Other assets                                 13,924         9,407            27           166         2,005
  Unamortized organization costs                          ---           ---         8,288           ---           ---
Total Assets                                      154,266,448    33,891,655    10,691,613    16,925,042   587,977,342
=====================================================================================================================

Liabilites:
  Payable for securities purchased                        ---       433,199           ---           ---       261,255
  Payable for net variation margin on futures contracts   ---           350           ---           ---           ---
  Options written (premiums received $19,383,673)   9,604,000           ---           ---           ---           ---
  Payable to investment adviser                        97,671        30,236         8,829         3,349        78,989
  Accrued audit fees                                    6,663         6,760         6,793         6,157        10,852
  Accrued custodian fees                                3,826         3,520           588         1,459         5,729
  Accrued trustee fees                                 14,032         3,883         2,374         2,235         2,369
  Accrued fund accounting fees                          3,931         2,719           849         1,618         8,656
  Other accrued liabilities                             3,632        17,025         2,462         1,550         2,753
Total Liabilities                                   9,733,755       497,692        21,895        16,368       958,695
=====================================================================================================================

Net Assets                                        144,532,693    33,393,963    10,669,718    16,908,674   587,018,647
=====================================================================================================================
Net Assets:
=====================================================================================================================
  Capital                                         145,227,170    27,521,228     8,402,733    16,373,316   587,018,647
  Net unrealized appreciation (depreciation) of
     investments                                     (694,477)    5,872,735     2,266,985       535,358
  Net Assets                                     $144,532,693   $33,393,963   $10,669,718   $16,908,674  $587,018,647
=====================================================================================================================
  *Securities at cost                             137,058,540    27,956,355     8,400,774    16,063,116   582,497,625


  See accompanying notes to financial statements

                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                    MUTUAL       GROWTH     UTILITIES                   MONEY
                                                     FUND        STOCK        STOCK         BOND        MARKET
                                                  PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO    PORTFOLIO


NET INVESTMENT INCOME
================================================================================================================
  Interest                                        $3,091,061     $205,328      $20,737     $972,641  $29,260,441
  Dividends                                        1,145,496      485,616      279,789          ---          ---
Total Investment Income                            4,236,557      690,944      300,526      972,641   29,260,441
================================================================================================================

Expenses:
================================================================================================================
  Investment advisory fees                         1,130,843      317,772       88,486       66,626    1,436,168
  Audit fees                                           9,215        9,421        9,223        8,564       14,851
  Custodian fees                                      15,690       35,996        4,425        6,803       36,718
  Trustees fees and expenses                          42,679        9,347        7,454        7,570        7,762
  Legal fees                                           3,331       11,491        3,053        3,339        3,307
  Amortization of organization cost                    4,924        2,545        8,972        2,545        2,545
  Accounting fees                                     50,886       34,029       13,098       21,517       89,048
  Insurance                                            2,242          467           80          285        5,027
  Other expenses                                      10,982        5,233       11,131        1,470       11,241
Total Expenses                                     1,270,792      426,301      145,922      118,719    1,606,667
================================================================================================================
  Investment advisory fees waived                        ---          ---          ---      (23,523)    (661,390)
  Directed brokerage payments received                   ---          ---       (3,934)         ---          ---
Total Net Expenses                                 1,270,792      426,301      141,988       95,196      945,277
================================================================================================================

NET INVESTMENT INCOME                              2,965,765      264,643      158,538      877,445   28,315,164
================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
  FROM INVESTMENTS:
================================================================================================================
  Net realized gain from futures contracts         7,384,735      851,686          ---      178,131          ---
  Net realized gain (loss) from investments       15,349,402    4,450,516      769,055     (434,282)         ---
  Net change in unrealized appreciation
    (depreciation) of investments                 (1,244,081)   2,709,218    1,487,258      649,921          ---
NET GAIN (LOSS) ON INVESTMENTS                    21,490,056    8,011,420    2,256,313      393,770          ---
================================================================================================================
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $24,455,821   $8,276,063   $2,414,851   $1,271,215  $28,315,164


  See accompanying notes to financial statements

                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1997

                                                     MUTUAL         GROWTH       UTILITIES                       MONEY
                                                      FUND          STOCK          STOCK           BOND          MARKET
                                                   PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO

INCREASE (DECREASE) IN NET ASSETS:
==========================================================================================================================
OPERATIONS:
==========================================================================================================================
  Net investment income                             $2,965,765       $264,643       $158,538       $877,445    $28,315,164
  Net realized gain (loss) from investments
    and futures contracts                           22,734,137      5,302,202        769,055       (256,151)           ---
  Net change in unrealized appreciation
    (depreciation) of investments                   (1,244,081)     2,709,218      1,487,258        649,921            ---
  Net increase in net assets
    resulting from operations                       24,455,821      8,276,063      2,414,851      1,271,215     28,315,164

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
==========================================================================================================================
  Contributions                                     27,375,051     40,513,401      2,517,724      4,973,499  3,784,994,914
  Withdrawals                                      (42,837,747)   (39,809,183)    (2,227,211)    (7,127,634)(3,579,221,656)
Net increase (decrease) in net assets resulting from
  transactions of investors' beneficial interests  (15,462,696)       704,218        290,513     (2,154,135)   205,773,258

TOTAL INCREASE (DECREASE) IN NET ASSETS              8,993,125      8,980,281      2,705,364       (882,920)   234,088,422
==========================================================================================================================

NET ASSETS - Beginning of period                   135,539,568     24,413,682      7,964,354     17,791,594    352,930,225

NET ASSETS - End of period                        $144,532,693    $33,393,963    $10,669,718    $16,908,674   $587,018,647



                      STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                     MUTUAL         GROWTH        UTILITIES                      MONEY
                                                      FUND           STOCK          STOCK          BOND          MARKET
                                                    PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO

INCREASE (DECREASE) IN NET ASSETS:
==========================================================================================================================
OPERATIONS:
==========================================================================================================================
  Net investment income                             $2,510,343       $601,083       $146,376       $876,027    $19,455,266
  Net realized gain (loss) from investments
    and futures contracts                           10,575,124     (1,313,610)       348,392         34,126            ---
  Net change in unrealized appreciation
    (depreciation) of investments                   (5,130,740)     3,055,094        357,308       (776,915)           ---
  Net increase in net assets
    resulting from operations                        7,954,727      2,342,567        852,076        133,238     19,455,266

TRANSACTIONS OF INVESTORS' BENEFICIAL INTERESTS:
==========================================================================================================================
  Contributions                                     32,575,692      4,020,512      5,138,546      4,220,008  1,414,075,891
  Withdrawals                                      (27,099,980)    (6,486,427)    (2,317,138)    (2,627,674)(1,335,249,306)
Net increase (decrease) in net assets resulting from
  transactions of investors' beneficial interests    5,475,712     (2,465,915)     2,821,408      1,592,334     78,826,585

TOTAL INCREASE (DECREASE) IN NET ASSETS             13,430,439       (123,348)     3,673,484      1,725,572     98,281,851
==========================================================================================================================

NET ASSETS - Beginning of period                   122,109,129     24,537,030      4,290,870     16,066,022    254,648,374

NET ASSETS - End of period                        $135,539,568    $24,413,682     $7,964,354    $17,791,594   $352,930,225


  See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS

MUTUAL FUND PORTFOLIO

                                                                     Year Ended December 31,
                                                  1997             1996         1995         1994         1993

   Net Assets, End of Period ($000)           $144,533         $135,540     $122,109      $83,185      $81,605
   Ratio of Expenses to Average Net Assets*       0.89%            0.87%        0.95%        1.01%        1.03%
   Ratio of Net Investment Income to
      Average Net Assets                          2.08%            1.86%        1.26%        2.76%        0.09%
   Portfolio Turnover Rate                      395.42%          297.41%      186.13%      168.17%      279.56%
   Average Commission Rate paid(2)               $0.0800            ---          ---          n/a          n/a


GROWTH STOCK PORTFOLIO

                                                                    Year Ended December 31,
                                                  1997             1996         1995         1994         1993

   Net Assets, End of Period ($000)            $33,394          $24,414      $24,537      $22,169      $26,172
   Ratio of Expenses to Average Net Assets        1.34%            1.24%        1.25%        1.23%        1.23%
   Ratio of Net Investment Income to
      Average Net Assets                          0.83%            2.33%        3.78%        2.35%        0.99%
   Portfolio Turnover Rate                      129.79%           81.66%      337.57%      102.76%       99.54%
   Average Commission Rate paid(2)               $0.0623          $0.0910      $0.0806        N/A          N/A


UTILITIES STOCK PORTFOLIO

                                                                                               Period
                                                            Year Ended December 31,       June 21, 1995* to
                                                          1997                   1996     December 31, 1995

   Net Assets, End of Period ($000)                    $10,670                 $7,964              $4,291
   Ratio of Expenses to Average Net Assets               1.60%                  1.61%               2.32%(1)
   Ratio of Net Investment Income to
      Average Net Assets                                 1.79%                  2.24%               2.09%(1)
   Portfolio Turnover Rate                              41.22%                 50.79%               5.06%
   Average brokerage commission per share(2)            $0.0600                $0.0600             $0.0600

(1) Annualized
(2) Represents the total dollar amount of commissions paid on portfolio transactions divided by the total number of shares purchased and sold by the Portfolio for which commissions were charged. Disclosure is not required for periods ended before December 31, 1995.
* Date of commencement of operations


See accompanying notes to financial statements

FINANCIAL HIGHLIGHTS

BOND PORTFOLIO

                                                                       Year Ended December 31,
                                                   1997            1996         1995         1994         1993

   Net Assets, End of Period ($000)             $15,274         $17,792      $16,066      $13,008      $13,178
   Ratio of Expenses to Average Net Assets         0.57%           0.61%        0.57%        0.56%        0.60%
   Ratio of Net Investment Income to
      Average Net Assets                           5.27%           4.99%        5.82%        4.15%        4.62%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                        0.71%           0.68%        0.71%        0.70%        0.71%
   Ratio of Net Investment Income to Average
   Net Assets, before waiver of fees               5.13%           4.92%        5.68%        4.01%        4.51%
   Portfolio Turnover Rate                       375.64%         778.59%      232.34%      707.57%      235.74%


MONEY MARKET PORTFOLIO

                                                                      Year Ended December 31,
                                                   1997            1996         1995         1994         1993

   Net Assets, End of Period ($000)            $587,019        $352,930     $256,126     $224,523     $200,148
   Ratio of Expenses to Average Net Assets         0.18%           0.19%        0.21%        0.19%        0.19%
   Ratio of Net Investment Income to
      Average Net Assets                           5.47%           5.34%        5.87%        4.28%        3.09%
   Ratio of Expenses to Average Net Assets,
      before waiver of fees                        0.31%           0.33%        0.37%        0.39%        0.40%
   Ratio of Net Investment Income to Average
      Net Assets, before waiver of fees            5.34%           5.20%        5.70%        4.08%        2.88%


See accompanying notes to financial statements

MUTUAL FUND PORTFOLIO, GROWTH STOCK PORTFOLIO, UTILITIES STOCK PORTFOLIO, BOND PORTFOLIO, MONEY MARKET PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

1.       ORGANIZATION

Each Fund of The Flex-funds Trust (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

The Bond Portfolio seeks to maximize current income through investment in securities which are issued, or guaranteed as to payment of principal and interest, by the U.S. government or any of its agencies or instrumentalities.

The Money Market Portfolio seeks current income and stable net asset values through investment in a portfolio of money market instruments.

The financial statements of the Funds are included elsewhere in this report.

2.       SIGNIFICANT ACCOUNTING POLICES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Bond Portfolio values the securities held at 3:00 pm eastern time. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Money Market Portfolio are valued at amortized cost, which approximates market value. Money market securities held in the four remaining Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

Repurchase Agreements

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

Futures & Options

Each Portfolio, except the Money Market Portfolio, may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under generally accepted accounting principles. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded in as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

During the year ended December 31, 1997 the Portfolios had the following activity in futures contracts and written option contracts:

LONG FUTURES CONTRACTS                 NUMBER OF CONTRACTS       NOTIONAL AMOUNT
================================================================================
Mutual Fund Portfolio:
   Outstanding, beginning of year              260                 $92,637,850
   Contracts opened                          1,173                 383,416,903
   Contracts closed                         (1,323)               (450,989,853)
   Outstanding, end of year                    110                  25,064,900
================================================================================
Growth Stock Portfolio:
   Outstanding, beginning of year               21                  $7,817,250
   Contracts opened                            139                  47,173,843
   Contracts closed  (153)    (53,280,056)
   Outstanding, end of year   7       1,711,037
================================================================================
Bond Portfolio:
   Outstanding, beginning of year              ---                         ---
   Contracts opened                            306                 $31,947,563
   Contracts closed                           (306)                (31,947,563)
   Outstanding, end of year                    ---                         ---

                                COVERED PUT OPTIONS       COVERED CALL OPTIONS
                               Number of                 Number of
                               contracts    Premiums     contracts     Premiums
================================================================================
Mutual Fund Portfolio:
   Outstanding, beginning of year    ---         ---           ---          ---
   Options written                 4,000  $7,391,887         4,000  $11,991,787
   Outstanding, end of year        4,000   7,391,887         4,000   11,991,787
================================================================================
Growth Stock Portfolio:
   Outstanding, beginning of year    ---         ---           ---          ---
   Options written                   ---         ---           140      $34,315
   Options expired                   ---         ---          (140)     (34,315)
   Outstanding, end of year          ---         ---           ---          ---
================================================================================
Bond Portfolio:
   Outstanding, beginning of year    ---         ---           ---          ---
   Options written                   ---         ---            20      $15,495
   Options exercised                 ---         ---           (20)     (15,495)
   Outstanding, end of year          ---         ---           ---          ---
================================================================================

Income Taxes

It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

Organizational Costs

The costs related to the organization of each Portfolio have been deferred and are being amortized by the Portfolio on a straight-line basis over a five-year period. Such costs for Mutual Fund Portfolio, Growth Stock Portfolio, Bond Portfolio and Money Market Portfolio have been fully amortized.

Securities Transactions

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.       AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

R. Meeder & Associates (RMA), a wholly-owned subsidiary of Muirfield Investors, Inc. (MII), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with RMA, Sector Capital Management, Inc. and Miller/Howard Investments, Inc. serve as subadvisor of the Growth Stock Portfolio and the Utilities Stock Portfolio, respectively. Sub-subadvisers, selected by Sector Capital Management, Inc., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, Inc.

For such services the Portfolios pay monthly a fee at the following annual rates: Mutual Fund Portfolio, Growth Stock Portfolio, and Utilities Stock Portfolio, 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million; Bond Portfolio, 0.40% of average daily net assets up to $100 million and 0.20% of average daily net assets exceeding $100 million; Money Market Portfolio, 0.40% of average daily net assets up to $100 million and 0.25% of average daily net assets exceeding $100 million. During the year ended December 31, 1997, RMA voluntarily waived a portion of its investment advisory fees in the Bond and Money Market Portfolios.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of: (a.) 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets, or (b.) $7,500 for each Portfolio, except $30,000 for the Money Market Portfolio.

Certain officers and trustees of the Portfolios are also officers or directors of MII, RMA and MFSCo.

4.       SECURITIES TRANSACTIONS

For the year ended December 31, 1997, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                               PURCHASES         SALES

Mutual Fund Portfolio                   $480,151,975     $442,533,548
Growth Stock Portfolio                    44,982,486       35,676,667
Utilities Stock Portfolio                  4,565,204        3,490,778
Bond Portfolio                            41,876,549       35,680,823

As of December 31, 1997, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

PORTFOLIO              COST BASIS     UNREALIZED    UNREALIZED    NET UNREALIZED
                      OF INVESTMENTS  APPRECIATION  DEPRECIATION  APPRECIATION
                                                                  (DEPRECIATION)

Mutual Fund Portfolio    $137,376,306  $10,599,957  ($11,612,200)   ($1,012,243)
Growth Stock Portfolio     28,054,467    6,346,447      (571,824)     5,774,623
Utilities Stock Portfolio   8,400,774    2,443,238      (176,253)     2,266,985
Bond Portfolio             16,063,116      535,396           (38)       535,358
Money Market Portfolio    582,497,625          ---           ---            ---

INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of the Mutual Fund Portfolio, Growth Stock Portfolio,
Utilities Stock Portfolio, Bond Portfolio and
Money Market Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio (Portfolios), including the portfolios of investments, as of December 31, 1997, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1997, by confirmation with the custodian and brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Growth Stock Portfolio, Utilities Stock Portfolio, Bond Portfolio and Money Market Portfolio at December 31, 1997, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with generally accepted accounting principles.

                              KPMG Peat Marwick LLP

Columbus, Ohio
February 12, 1998

                                     PART C
                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits

     (a)  Index to Financial Statements

          Financial Statements included in Part A

               Financial Highlights

          Financial Statements included in Part B

               REGISTRANT -- THE FLEX-FUNDS

               Statements of Assets and Liabilities - December 31, 1997 Statements of Operations - For the period ended December 31, 1997 Statements of Changes in Net Assets - for the periods ended
                    December 31, 1997 and 1996
               Financial Highlights - for the periods indicated therein
               Notes to Financial Statements
               Independent Auditors' Report dated February 12, 1998.

               PORTFOLIOS -- MONEY MARKET, MUTUAL FUND, GROWTH STOCK AND BOND
                    PORTFOLIOS

               Portfolio of Investments - December 31, 1997
               Statements of Assets and Liabilities - December 31, 1997 Statements of Operations - For the period ended December 31, 1997 Statements of Changes in Net Assets for the periods ended
                    December 31, 1997 and 1996
               Financial Highlights - for the periods indicated therein
               Notes to Financial Statements
               Independent Auditors' Report dated February 12, 1998.

     Statements and schedules other than those listed above are omitted because they are not required, or because the information required is included in the financial statements or notes thereto.

     (b)  Exhibits:

     1. Declaration of Trust (effective December 30, 1991) -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

     2. By-laws of the Trust -- filed as an exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992, which exhibit is incorporated herein by reference.

     3.   Not applicable.

     4.   Not applicable.

     5.   Not applicable.

     6.   Not applicable.

     7.   Not applicable.

     8. Custodian Agreement -- filed as an exhibit to Registrant's Post-Effective Amendment No. 16 on April 9, 1991, which exhibit is incorporated herein by reference.

     9. Administrative Services Agreement between The Flex-funds and Mutual Funds Service Co.--filed as an Exhibit to Registrant's Post-Effective Amendment No. 31 on or about February 28, 1995, which exhibit is incorporated by reference herein.

     10. Opinion and Consent of Counsel - filed as an exhibit to Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1A filed with the Commission on July 20, 1982, which exhibit is incorporated herein by reference.

     11. Consent of KPMG Peat Marwick LLP, Independent Certified Public Accountants, is filed herewith.

     12.  Not applicable.

     13. Agreements etc. for initial capital, etc. -- reference is made to Part II, Item 1(b)(13) of Registrant's First Pre-effective Amendment to the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

     14. Model Plans and related documents to be used in the establishment of retirement plans in conjunction with shares of the Registrant -- incorporated by reference to Part II, Item 1(b)(14) of Registrant's First Pre-effective Amendment of the Registration Statement on Form N-1 filed with the Commission on or about July 20, 1982, and is incorporated herein by reference.

     15. 12b-1 Plans for The Highlands Growth Fund, The U.S. Government Bond Fund and The Money Market Fund -- reference is made to the exhibits referred to in Part C, Item 24(b)(15) of Registrant's Third Post-Effective Amendment to the Registration Statement on Form N-1A filed with the Commission on or about March 1, 1985, and is incorporated herein by reference. The 12b-1 Plan for The Muirfield Fund was filed as an exhibit to Registrant's 10th Post-Effective Amendment to Form N-1A filed with the Commission on August 5, 1988, and is incorporated herein by reference.

     16. Schedules for computation of performance quotations for The Highlands Growth Fund, The U.S. Government Bond Fund, The Money Market Fund and The Muirfield Fund are filed herewith.

     17. Financial Data Schedules for The Highlands Growth Fund, The U.S. Government Bond Fund, The Money Market Fund and The Muirfield Fund are filed herewith.

     18.  Not applicable.

     19. Powers of Attorney of Trustees of Registrant and each Portfolio are incorporated by reference herein; however, Powers of Attorney of new Trustees of Registrant and each Portfolio are filed herewith.

     Item 25. Persons Controlled by or under Common Control with Registrant.

          None.

Item 26. Number of Holders of Securities at December 31, 1997.

          Title of                                        Number of
          Class          Fund                          Record Holders
          -----          ----                          --------------

          Shares of      The Highlands Growth Fund          1,212
          Beneficial     The Muirfield Fund                 3,106
          Interest       The U.S. Government Bond Fund        516
                         The Money Market Fund              5,924

Item 27. Indemnification

          Reference is made to Section 5.3 of the Declaration of Trust filed as an original exhibit to Registrant's Post-Effective Amendment No. 18 on January 16, 1992. As provided therein, the Trust is required to indemnify its officers and trustees against claims and liability arising in connection with the affairs of the Trust, except liability arising from breach of trust, bad faith, willful misfeasance, gross negligence or reckless disregard of duties. The Trust is obligated to undertake the defense of any action brought against any officer, trustee or shareholder, and to pay the expenses thereof if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the Trust, and with respect to any criminal action had no reasonable cause to believe his conduct was unlawful. Other conditions are applicable to the right of indemnification as set forth in the Declaration of Trust. In applying these provisions, the Trust will comply with the provisions of the Investment Company Act.

Item 28. Business and Other Connections of Investment Adviser.

          Not applicable.

Item 29. Principal Underwriters.

          Not applicable.

Item 30. Location of Accounts and Records.

          Registrant's Declaration of Trust, By-laws, and Minutes of Trustees' and Shareholders' Meetings, and contracts and like documents are in the physical possession of Mutual Funds Service Co., or R. Meeder & Associates, Inc., at 6000 Memorial Drive, Dublin, Ohio 43017. Certain custodial records are in the custody of Star Bank, N.A., the Trust's custodian, at 425 Walnut Street, Cincinnati, Ohio 45202. All other records are kept in the custody of R. Meeder & Associates, Inc. and Mutual Funds Service Co., 6000 Memorial Drive, Dublin, OH 43017.

Item 31. Management Services.

          None

Item 32. Undertakings.

          (a)  Not applicable.

          (b)  Not applicable.

          (c) If the information called for by Item 5A of this Registration Statement is contained in the latest annual report to shareholders, Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

          (d) The Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of one or more directors, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, and will assist communications among shareholders as set forth within Section 16(c) of the 1940 Act.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that this Amendment to its Registration Statement meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dublin, and the State of Ohio on the 30th day of April, 1998.


                                              THE FLEX-FUNDS


                                              BY: /s/ Donald F. Meeder
                                              -----------------------------
                                                  Donald F. Meeder,
                                                  Secretary/Treasurer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



Date Signed: April 30, 1998                   /s/ Donald F. Meeder
                                             ------------------------------
                                                  Donald F. Meeder,
                                                  Secretary/Treasurer


                         As Attorney-in-Fact pursuant to
                           Special Powers of Attorney,
                for Robert S. Meeder, Sr., Milton S. Bartholomew,
   Roger D. Blackwell, James W. Didion, Charles A. Donabedian, John M. Emery, Richard A. Farr, William Gurner, Russell G. Means, Robert S. Meeder, Jr.,
             Lowell G. Miller, Walter L. Ogle and Philip A. Voelker
                           Trustees of The Flex-funds


                                             /s/ Donald F. Meeder
                                             -------------------------------
Date Signed: April 30, 1998                  Donald F. Meeder
                                             Attorney-in-Fact

                                   SIGNATURES


     Mutual Fund Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 2-85378) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 1998.


                                                  MUTUAL FUND PORTFOLIO



                                                  By: /s/ Donald F. Meeder
                                                  -----------------------------
                                                      Donald F. Meeder


     This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 2-85378) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 1998.

         Signature                          Title
         ---------                          -----

Robert S. Meeder, Sr.*
-------------------------------        President and Trustee
Robert S. Meeder, Sr.

Milton S. Bartholomew*
-------------------------------            Trustee
Milton S. Bartholomew

Roger D. Blackwell*
-------------------------------            Trustee
Roger D. Blackwell

James W. Didion*
-------------------------------            Trustee
James W. Didion

Charles A. Donabedian*
-------------------------------            Trustee
Charles A. Donabedian

John M. Emery*
-------------------------------            Trustee
John M. Emery

Richard A. Farr*
-------------------------------            Trustee
Richard A. Farr

William L. Gurner*
-------------------------------            Trustee
William L. Gurner

Russel G. Means*
-------------------------------            Trustee
Russel G. Means

/s/  Donald F. Meeder
-------------------------------        Secretary/Treasurer, Principal Financial
Donald F. Meeder                       Officer and Principal Accounting Officer

Robert S. Meeder, Jr.*
-------------------------------        Vice President and Trustee
Robert S. Meeder, Jr.

Lowell G. Miller*
-------------------------------            Trustee
Lowell G. Miller

Walter L. Ogle*
-------------------------------            Trustee
Walter L. Ogle

Philip A. Voelker*
-------------------------------         Vice President and Trustee
Philip A. Voelker

*By: /s/  Donald F. Meeder
-------------------------------
     Donald F. Meeder
     Executed by Donald F. Meeder on behalf
     of those indicated pursuant to Powers of Attorney

                                   SIGNATURES


     Growth Stock Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 2-85378) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 1998.


                                             GROWTH STOCK PORTFOLIO



                                             By: /s/ Donald F. Meeder
                                             -----------------------------
                                                 Donald F. Meeder


     This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 2-85378) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 1998.

         Signature                          Title
         ---------                          -----

Robert S. Meeder, Sr.*
-------------------------------        President and Trustee
Robert S. Meeder, Sr.

Milton S. Bartholomew*
-------------------------------            Trustee
Milton S. Bartholomew

Roger D. Blackwell*
-------------------------------            Trustee
Roger D. Blackwell

James W. Didion*
-------------------------------            Trustee
James W. Didion

Charles A. Donabedian*
-------------------------------            Trustee
Charles A. Donabedian

John M. Emery*
-------------------------------            Trustee
John M. Emery

Richard A. Farr*
-------------------------------            Trustee
Richard A. Farr

William L. Gurner*
-------------------------------            Trustee
William L. Gurner

Russel G. Means*
-------------------------------            Trustee
Russel G. Means

/s/  Donald F. Meeder
-------------------------------        Secretary/Treasurer, Principal Financial
Donald F. Meeder                       Officer and Principal Accounting Officer

Robert S. Meeder, Jr.*
-------------------------------        Vice President and Trustee
Robert S. Meeder, Jr.

Lowell G. Miller*
-------------------------------            Trustee
Lowell G. Miller

Walter L. Ogle*
-------------------------------            Trustee
Walter L. Ogle

Philip A. Voelker*
-------------------------------         Vice President and Trustee
Philip A. Voelker

*By: /s/  Donald F. Meeder
-------------------------------
     Donald F. Meeder
     Executed by Donald F. Meeder on behalf
     of those indicated pursuant to Powers of Attorney

                                   SIGNATURES


     Money Market Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 2-85378) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 1998.


                                                  MONEY MARKET PORTFOLIO



                                                  By:  /s/ Donald F. Meeder
                                                  ------------------------------
                                                       Donald F. Meeder


     This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 2-85378) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 1998.

         Signature                          Title
         ---------                          -----

Robert S. Meeder, Sr.*
-------------------------------        President and Trustee
Robert S. Meeder, Sr.

Milton S. Bartholomew*
-------------------------------            Trustee
Milton S. Bartholomew

Roger D. Blackwell*
-------------------------------            Trustee
Roger D. Blackwell

James W. Didion*
-------------------------------            Trustee
James W. Didion

Charles A. Donabedian*
-------------------------------            Trustee
Charles A. Donabedian

John M. Emery*
-------------------------------            Trustee
John M. Emery

Richard A. Farr*
-------------------------------            Trustee
Richard A. Farr

William L. Gurner*
-------------------------------            Trustee
William L. Gurner

Russel G. Means*
-------------------------------            Trustee
Russel G. Means

/s/  Donald F. Meeder
-------------------------------        Secretary/Treasurer, Principal Financial
Donald F. Meeder                       Officer and Principal Accounting Officer

Robert S. Meeder, Jr.*
-------------------------------        Vice President and Trustee
Robert S. Meeder, Jr.

Lowell G. Miller*
-------------------------------            Trustee
Lowell G. Miller

Walter L. Ogle*
-------------------------------            Trustee
Walter L. Ogle

Philip A. Voelker*
-------------------------------         Vice President and Trustee
Philip A. Voelker

*By: /s/  Donald F. Meeder
-------------------------------
     Donald F. Meeder
     Executed by Donald F. Meeder on behalf
     of those indicated pursuant to Powers of Attorney

                                   SIGNATURES


     Bond Portfolio (the "Portfolio") has duly caused this Post-Effective Amendment to the Registration on Form N-1A of The Flex-funds (File No. 2-85378) to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dublin and State of Ohio on the 30th day of April, 1998.


                                                  BOND PORTFOLIO



                                                  By: /s/ Donald F. Meeder
                                                  ------------------------------
                                                      Donald F. Meeder


     This Post-Effective Amendment to the Registration Statement on Form N-1A of The Flex-funds (File No. 2-85378) has been signed below by the following persons in the capacities with respect to the Portfolio indicated on April 30, 1998.

         Signature                          Title
         ---------                          -----

Robert S. Meeder, Sr.*
-------------------------------        President and Trustee
Robert S. Meeder, Sr.

Milton S. Bartholomew*
-------------------------------            Trustee
Milton S. Bartholomew

Roger D. Blackwell*
-------------------------------            Trustee
Roger D. Blackwell

James W. Didion*
-------------------------------            Trustee
James W. Didion

Charles A. Donabedian*
-------------------------------            Trustee
Charles A. Donabedian

John M. Emery*
-------------------------------            Trustee
John M. Emery

Richard A. Farr*
-------------------------------            Trustee
Richard A. Farr

William L. Gurner*
-------------------------------            Trustee
William L. Gurner

Russel G. Means*
-------------------------------            Trustee
Russel G. Means

/s/  Donald F. Meeder
-------------------------------        Secretary/Treasurer, Principal Financial
Donald F. Meeder                       Officer and Principal Accounting Officer

Robert S. Meeder, Jr.*
-------------------------------        Vice President and Trustee
Robert S. Meeder, Jr.

Lowell G. Miller*
-------------------------------            Trustee
Lowell G. Miller

Walter L. Ogle*
-------------------------------            Trustee
Walter L. Ogle

Philip A. Voelker*
-------------------------------         Vice President and Trustee
Philip A. Voelker

*By: /s/  Donald F. Meeder
-------------------------------
     Donald F. Meeder
     Executed by Donald F. Meeder on behalf
     of those indicated pursuant to Powers of Attorney